EXHIBIT 10.1

SEQUOIA RESIDENTIAL FUNDING, INC.

Depositor

WELLS FARGO BANK, N.A.

 Master Servicer and Securities Administrator

and

CHRISTIANA TRUST, A DIVISION OF

WILMINGTON SAVINGS FUND SOCIETY, FSB

 Trustee

POOLING AND SERVICING AGREEMENT

dated as of January 1, 2013

SEQUOIA MORTGAGE TRUST 2013-1

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ATTACHMENTS

Exhibit A	Forms of Certificates
Exhibit B	Form of Residual Certificate Transfer Affidavit (Transferee)
Exhibit C	Residual Certificate Transfer Affidavit (Transferor)
Exhibit D	Form of Custodial Agreement
Exhibit E-1	Form of Rule 144A Transfer Certificate
Exhibit E-2	Form of Purchaser’s Letter for Qualified Institutional Buyer
Exhibit F	Form of Purchaser’s Letter for Institutional Accredited Investor
Exhibit G	Form of ERISA Transfer Affidavit
Exhibit H-1	List of Purchase Agreements
Exhibit H-2	List of Servicing Agreements
Exhibit I	Additional Disclosure Notification
Exhibit J	Back-Up Certificate to Form 10-K Certificate
Exhibit K	Servicing Criteria to Be Addressed in Assessment of Compliance
Exhibit L	Additional Form 10-D Disclosure
Exhibit M	Additional Form 10-K Disclosure
Exhibit N	Additional Form 8-K Disclosure
Exhibit O	Form of Certification for NRSROs and Depositor

Schedule A Mortgage Loan Schedule

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This POOLING AND SERVICING AGREEMENT, dated as of January 1, 2013 (the “Agreement”), by and among SEQUOIA RESIDENTIAL FUNDING, INC., a Delaware corporation, as depositor (the “Depositor”), CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB, a federal savings bank, as trustee (the “Trustee”), and WELLS FARGO BANK, N.A., a national banking association, in its dual capacities as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”).

PRELIMINARY STATEMENT

The Depositor has acquired the Mortgage Loans from the Seller and at the Closing Date is the owner of the Mortgage Loans and related property being conveyed by the Depositor to the Trustee hereunder for inclusion in the Trust Fund.  On the Closing Date, the Depositor will acquire the Certificates from the Trustee as consideration for the Depositor’s transfer to the Trust Fund of the Mortgage Loans, and the other property constituting the Trust Fund.  The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the related property constituting the Trust Fund.  All covenants and agreements made by the Seller in the Mortgage Loan Purchase and Sale Agreement, each Purchase Agreement, each Servicing Agreement and in this Agreement and by the Depositor, the Master Servicer, the Securities Administrator and the Trustee herein, with respect to the Mortgage Loans and the other property constituting the Trust Fund, are for the benefit of the Holders from time to time of the Certificates.  The Depositor, the Master Servicer, the Securities Administrator and the Trustee are entering into this Agreement, and the Trustee is accepting the Trust Fund created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

As provided herein, the Trustee, at the direction of the Securities Administrator, shall elect that the Trust Fund be treated for federal income tax purposes as comprising three real estate mortgage investment conduits (each, a “REMIC” or, in the alternative, the “Lower-Tier REMIC,” the “Middle-Tier REMIC” and the “Upper-Tier REMIC,” respectively). Each Certificate, other than the Class R Certificate and Class LT-R Certificate, is hereby designated as a regular interest in the Upper-Tier REMIC, as described herein. The Class R Certificate represents and is hereby designated as the sole class of residual interest in the Upper-Tier REMIC.

The Class LT-R Certificate evidences ownership of each of the sole class of residual interest in the Lower-Tier REMIC (the “LT-R Interest”) and the sole class of residual interest in the Middle-Tier REMIC (the “MT-R Interest”). The Lower-Tier REMIC shall hold as its assets all property of the Trust Fund, other than the interests in any REMIC formed hereby. Each Lower-Tier Interest other than the LT-R Interest shall be uncertificated and is hereby designated as a regular interest in the Lower-Tier REMIC and the LT-R Interest is hereby designated as the sole Class of residual interest in the Lower-Tier REMIC.

The Middle-Tier REMIC shall hold as its assets the Lower-Tier Interests other than the LT-R Interest. Each Middle-Tier Interest other than the MT-R Interest shall be uncertificated and is hereby designated as a regular interest in the Middle-Tier REMIC and the MT-R Interest is hereby designated as the sole Class of residual interest in the Middle-Tier REMIC.

The Upper-Tier REMIC shall hold as its assets the Middle-Tier Interests other than the MT-R Interest. The REMICs shall be administered for tax purposes as provided in this Preliminary Statement and in Article X.

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The Lower-Tier REMIC Interests

The following table sets forth (or describes) the Class designation, interest rate, and initial Class Principal Amount for each Class of Lower-Tier Interests:

Lower-Tier REMIC Interest Designation	Interest Rate	Initial Class Principal Amount	Corresponding Pool
LT-Y1	(1)	(3)	Pool 1
LT-Y2	(2)	(4)	Pool 2
LT-Z1	(1)	(5)	Pool 1
LT-Z2	(2)	(6)	Pool 2
LT-R	(7)	(7)	Pool 1 & Pool 2

(1)         The interest rate with respect to any Distribution Date (and the related Accrual Period) for this Lower-Tier Interest shall be a per annum rate equal to the Net WAC Rate for Pool 1 for such Distribution Date.

(2)         The interest rate with respect to any Distribution Date (and the related Accrual Period) for this Lower-Tier Interest shall be a per annum rate equal to the Net WAC Rate for Pool 2 for such Distribution Date.

(3)         This interest has an initial Class Principal Amount equal to the product of (i) 0.5 and (ii) an amount equal to the initial Subordinated Percentage multiplied by the Aggregate Stated Principal Balance of Pool 1 as of the Cut-off Date.

(4)         This interest has an initial Class Principal Amount equal to the product of (i) 0.5 and (ii) an amount equal to the initial Subordinated Percentage multiplied by the Aggregate Stated Principal Balance of Pool 2 as of the Cut-off Date.

(5)         This interest has an initial Class Principal Amount equal to the excess of the Aggregate Stated Principal Balance of Pool 1 as of the Cut-off Date over the initial Class Principal Amount of the Class LT-Y1 Interest.

(6)         This interest has an initial Class Principal Amount equal to the excess of the Aggregate Stated Principal Balance of Pool 2 as of the Cut-off Date over the initial Class Principal Amount of the Class LT-Y2 Interest.

(7)         The LT-R Interest is the sole class of residual interest in the Lower-Tier REMIC. It has an initial Class Principal Balance of zero and does not bear interest.

On each Distribution Date, the Available Distribution Amount distributable as interest shall be deemed to have been distributed as interest with respect to the Lower-Tier Interests based on the applicable interest rate described above having accrued on the Class Principal Amount for the related Lower-Tier Interest immediately before such Distribution Date. On each Distribution Date, Interest Shortfalls shall be allocated among the Lower-Tier Interests in the same proportion that interest has accrued on such Lower-Tier Interests.

On each Distribution Date, the remaining Available Distribution Amount distributable with respect to principal shall be deemed to have been distributed to the Lower-Tier Interests as follows:

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(i)         An amount equal to the Lower-Tier REMIC Y Principal Distribution Amount shall be distributed to the LT-Y1 and LT-Y2 Interests, and allocated among them in accordance with such definition.

(ii)         An amount equal to the Lower-Tier REMIC Z Principal Distribution Amount shall be distributed to the LT-Z1 and LT-Z2 Interests, and allocated among them in accordance with such definition.

In addition, on each Distribution Date, Realized Losses and Certificate Writedown Amounts shall be allocated to each Lower-Tier Interest in accordance with the definition of Lower-Tier REMIC Realized Losses.

The Middle-Tier REMIC Interests

The following table sets forth (or describes) the Class designation, interest rate, and initial Class Principal Amount for each Class of Middle-Tier Interests:

Middle-Tier REMIC Interest Designation	Interest Rate	Initial Class Principal Amount	Corresponding Class of Certificate(s)	Corresponding Pool
MT-A1	(1)	(4)	1-A1, 1-AX	Pool 1
MT-A2	(2)	(4)	2-A1, 2-AX	Pool 2
MT-B	(3)	(4)	B-1, B-2, B -3,B-4, B-5	Pool 1 & Pool 2
MT-R	(5)	(5)	N/A	Pool 1 & Pool 2

(1)

The interest rate with respect to any Distribution Date (and the related Accrual Period) for this Middle-Tier Interest will be a per annum rate equal to the Net WAC Rate for Pool 1 for such Distribution Date.

(2)

The interest rate with respect to any Distribution Date (and the related Accrual Period) for this Middle-Tier Interest will be a per annum rate equal to the Net WAC Rate for Pool 2 for such Distribution Date.

(3)	The interest rate with respect to any Distribution Date (and the related Accrual Period) for this Middle-Tier Interest will be a per annum rate equal to the Net WAC Rate, which represents the weighted average of the rates on the LT-Y1 Interest and LT-Y2 Interest.

(4)	This interest has an initial Class Principal Amount equal to the aggregate initial Class Principal Amount of its Corresponding Class(es) of Certificates (other than any interest-only certificates).
(5)	Amounts allocated to the Class LT-R Interest pursuant to Sections 5.02(a)(vi) and 5.02(d) shall be excluded from the Available Distribution Amount for the Middle-Tier REMIC. The MT-R Interest is the sole class of residual interest in the Middle-Tier REMIC. It has an initial Class Principal Balance of zero and does not bear interest.

On each Distribution Date, the Available Distribution Amount distributable as interest shall be deemed to have been distributed as interest with respect to the Middle-Tier Interests based on the applicable interest rate described above having accrued on the Class Principal Amount for the related Middle-Tier Interest immediately before such Distribution Date. On each Distribution Date, Interest Shortfalls shall be allocated to each Middle-Tier Interest to the same extent that such Interest Shortfalls are allocated to the Corresponding Class(es) of Certificates.

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On each Distribution Date, the remaining Available Distribution Amount distributable with respect to principal shall be deemed to have been distributed to the Middle-Tier Interests as follows:

(i)

first, an amount equal to the remaining Available Distribution Amount for Pool 1 plus any Available Distribution Amount for Pool 2 that has been reallocated to Pool 1 pursuant to Section 5.02(h) or as a Principal Transfer Amount pursuant to Section 5.02(i), to the Middle-Tier Interest MT-A1 until its Class Principal Amount equals the Class Principal Amount of the Class 1-A1 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02;

(ii)

second, an amount equal to the remaining Available Distribution Amount for Pool 2 plus any Available Distribution Amount for Pool 1 that has been reallocated to Pool 2 pursuant to Section 5.02(h) or as a Principal Transfer Amount pursuant to Section 5.02(i), to the Middle-Tier Interest MT-A2, until its Class Principal Amount equals the Class Principal Amount of the Class 2-A1 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02;

(iii)

third, from the remaining Available Distribution Amount for Pool 1 and Pool 2, to the MT-B Interest until its Class Principal Amount equals the sum of the Class Principal Amounts for the Class B-1, B-2, B-3, B-4 and B-5 Certificates immediately after taking account of the distributions to such Classes of Certificates pursuant to Section 5.02; and

(iv)	finally, to the MT-R Interest, any remaining amounts.

On each Distribution Date, Realized Losses, Certificate Writedown Amounts and Subsequent Recoveries shall be allocated to each Middle-Tier Interest as further provided in Sections 5.03(f) and (g).

The Certificates and the Upper-Tier REMIC

The following table sets forth (or describes) the Class designation, Certificate Interest Rate, initial Class Principal Amount (or initial Class Notional Amount) and minimum denomination for each Class of Certificates comprising interests in the Trust Fund created hereunder. The Class 1-A1, Class 1-AX, Class 2-A1, Class 2-AX, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates represent regular interests in the Upper-Tier REMIC; the Class R Certificate represents the sole class of residual interest in the Upper-Tier REMIC. The Class LT-R Certificate evidences each of the sole class of residual interest in the Middle-Tier REMIC and the sole class of residual interest in the Lower-Tier REMIC and does not represent an interest in the Upper-Tier REMIC.

Class Designation	Certificate Interest Rate	Initial Class Principal Amount or Class Notional Amount	Minimum Denominations or Percentage Interest
Class 1-A1	(1)	$151,646,000	$100,000
Class 1-AX	(2)	(3)	$1,000,000
Class 2-A1	(4)	$217,189,000	$100,000
Class 2-AX	(5)	(6)	$1,000,000
Class B-1	(7)	$10,146,000	$100,000
Class B-2	(7)	$6,764,000	$100,000
Class B-3	(7)	$4,576,000	$100,000
Class B-4	(7)	$3,382,000	$100,000
Class B-5	(7)	$4,178,279	$100,000
Class R	(8)	(8)	100%

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(1)	The Certificate Interest Rate of the Class 1-A1 Certificates will be an annual rate equal to the lesser of (a) 1.450% and (b) the Net WAC Rate for Pool 1.

(2)	The Certificate Interest Rate of the Class 1-AX Certificates will be an annual rate equal to the excess, if any, of the Net WAC Rate for Pool 1 over 1.450%.

(3)

The Class 1-AX Certificate is an interest only Certificate and for any Distribution Date the Class Notional Amount of the Class 1-AX Certificates is equal to the Class Principal Amount of the Class 1-A1 Certificates immediately before such Distribution Date.  The initial Class Notional Amount of the Class 1-AX Certificates is $151,646,000.

(4)	The Certificate Interest Rate on the Class 2-A1 Certificates will be an annual rate equal to the lesser of (i) 1.855% and (ii) the Net WAC Rate for Pool 2.

(5)	The Certificate Interest Rate of the Class 2-AX Certificates will be an annual rate equal to the excess, if any, of the Net WAC Rate for Pool 2 over 1.855%.

(6)

The Class 2-AX Certificate is an interest only Certificate and for any Distribution Date the Class Notional Amount of the Class 2-AX Certificates is equal to the Class Principal Amount of the Class 2-A1 Certificates immediately before such Distribution Date.  The initial Class Notional Amount of the Class 2-AX Certificates is $217,189,000.

(7)	The Certificate Interest Rate on this Class of Certificates will be an annual rate equal to the Aggregate Net WAC Rate, which represents a pass through of the interest rate on the MT-B Interest.
(8)	Amounts allocated to the Class MT-R Interest pursuant to Sections 5.02(a)(vi) and 5.02(d) shall be excluded from the Available Distribution Amount for the Upper-Tier REMIC. The initial Class Principal Balance for the Class R Certificate is zero and it does not bear interest.

As of the Cut-off Date, the Mortgage Loans had an Aggregate Stated Principal Balance of $397,881,279.50.

In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator and the Trustee hereby agree as follows.

ARTICLE I

DEFINITIONS

Section 1.01         Definitions.  The following words and phrases, unless the context otherwise requires, shall have the following meanings:

10-K Filing Deadline:  As defined in Section 6.21(b)(i) hereof.

Accepted Master Servicing Practices:  With respect to any Mortgage Loan, those mortgage master servicing practices of prudent mortgage master servicing institutions which master service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

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Accountant:  A Person engaged in the practice of accounting who (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

Accountant’s Attestation:  As defined in Section 6.24.

Accrual Period:  With respect to any Distribution Date and for each Class of Certificates, the calendar month preceding the month in which the Distribution Date occurs.  Interest shall accrue on all Classes of Certificates and on all Lower-Tier Interests on the basis of a 360-day year consisting of twelve 30-day months.

Acknowledgements:  The Assignment of Representations and Warranties Agreements and the Assignment, Assumption and Recognition Agreements, each dated January 15, 2013, assigning rights under the Purchase Agreements and the Servicing Agreements, respectively, from the Seller to the Depositor and from the Depositor to the Trustee, for the benefit of the Certificateholders, acknowledged by the Master Servicer, and providing certain rights to the Controlling Holder.

Additional Form 10-D Disclosure:  As defined in Section 6.21(a)(i).

Additional Form 10-K Disclosure:  As defined in Section 6.21(b)(i).

Additional Servicer: Each affiliate of a Servicer that services any of the Mortgage Loans and each Person who is not an affiliate of the Depositor or a Servicer, who services 10% or more of the Mortgage Loans (measured by aggregate Stated Principal Balance of the Mortgage Loans annually at the commencement of the calendar year prior to the year in which an Item 1123 Certificate is required to be delivered). For clarification purposes, the Master Servicer and the Securities Administrator are Additional Servicers.

Advance:  The payments required to be made by the Master Servicer or the applicable Servicer (other than Cenlar FSB) or the Servicing Administrator with respect to any Distribution Date pursuant to this Agreement or the Servicing Agreements, as applicable, the amount of any such payment being equal to the aggregate of the payments of principal and interest (net of the Master Servicing Fee and the applicable Servicing Fee) on the Mortgage Loans that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Master Servicer, the applicable Servicer (other than Cenlar FSB) or the Servicing Administrator have determined would constitute Nonrecoverable Advances if advanced.

Adverse REMIC Event:  Either (i) loss of status as a REMIC, within the meaning of Section 860D of the Code, for any group of assets identified as a REMIC in the Preliminary Statement to this Agreement, or (ii) imposition of any tax, including the tax imposed under Section 860F(a)(1) on prohibited transactions, and the tax imposed under Section 860G(d) on certain contributions to a REMIC, on any REMIC created hereunder to the extent such tax would be payable from assets held as part of the Trust Fund.

Affiliate:  With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

 Aggregate Expense Rate:  The sum of the Master Servicing Fee Rate and the applicable Servicing Fee Rate.

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Aggregate Net WAC Rate: With respect to the Mortgage Pools in the aggregate and any Distribution Date, the weighted average of the Net WAC Rate for each Mortgage Pool, weighted on the basis of the Pool Subordinate Amount for such Mortgage Pool, immediately prior to such Distribution Date.

Aggregate Stated Principal Balance:  As to any Distribution Date, the aggregate of the Stated Principal Balances for all Mortgage Loans (or, with respect to any Mortgage Pool, all Mortgage Loans in such Mortgage Pool) that were outstanding as of the most recent Due Date.

Aggregate Subordinate Percentage: As to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal Amount of the Subordinate Certificates prior to any distributions of principal or allocations of Realized Losses on such Distribution Date, and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans as of the preceding Distribution Date. The initial Aggregate Subordinate Percentage is 7.30%.

Aggregate Voting Interests:  The aggregate of the Voting Interests of all the Certificates under this Agreement.

Agreement:  This Pooling and Servicing Agreement and all amendments and supplements hereto.

Applicable Credit Support Percentage:  As to any Class of Subordinate Certificates and any Distribution Date, the sum of the Class Subordination Percentage of such Class and the aggregate of the Class Subordination Percentages of all other Classes (if any) of Subordinate Certificates having lower payment priorities than such Class.

Apportioned Principal Balance: As to any Class of Subordinate Certificates and any Distribution Date, the Class Principal Amount of that Class of Subordinate Certificates prior to distributions of principal or allocations of Realized Losses on such Distribution Date multiplied by a fraction, the numerator of which is the applicable Pool Subordinate Amount for that date and the denominator of which is the sum of the Pool Subordinate Amounts (in the aggregate) for that date.

Appraised Value:  With respect to any Mortgage Loan, the Appraised Value of the related Mortgaged Property shall be the lesser of:  (i) the value (or the Reconciled Market Value if more than one appraisal is received) thereof as determined by a Qualified Appraiser at the time of origination of the Mortgage Loan, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a Refinancing Mortgage Loan, such value (or the Reconciled Market Value if more than one appraisal is received) of the Mortgaged Property is based solely upon the value determined by an appraisal or appraisals made for the originator of such Refinancing Mortgage Loan at the time of origination of such Refinancing Mortgage Loan by a Qualified Appraiser.

Appraiser Independence Requirements: The Appraiser Independence Requirements effective as of October 15, 2010, as amended and in effect from time to time.

Assessment of Compliance:  As defined in Section 6.23(a).

Authenticating Agent:  Any authenticating agent appointed by the Trustee pursuant to Section 6.10 until any successor authenticating agent for the Certificates is named, and thereafter  “Authenticating Agent” shall mean any such successor.  The initial Authenticating Agent shall be the Securities Administrator under this Agreement.

Authorized Officer:  Any Person who may execute an Officer’s Certificate on behalf of the Depositor or the Servicing Administrator, as applicable.

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Available Distribution Amount:  With respect to any Distribution Date and any Mortgage Pool, the sum of the following amounts with respect to the Mortgage Loans included in the applicable Mortgage Pool: (i) all scheduled payments of interest (net of the Servicing Fees, the Servicing Administrator Fee and the Master Servicing Fee) and principal due during the related Due Period, together with any Advances in respect thereof; (ii) Insurance Proceeds received during the related Prepayment Period; (iii) Liquidation Proceeds received during the related Prepayment Period (net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances and Servicing Advances, if any); (iv) Subsequent Recoveries received during the related Prepayment Period; (v) all Principal Prepayments, together with any accrued interest thereon, identified as having been received on the Mortgage Loans during the related Prepayment Period, plus any amounts received from the Servicers (other than Cenlar FSB), the Servicing Administrator or the Master Servicer in respect of Prepayment Interest Shortfalls on such Mortgage Loans; (vi) amounts received with respect to such Distribution Date as the Substitution Amount and the Repurchase Price in respect of a Deleted Mortgage Loan or a Mortgage Loan purchased by an Originator or the Seller as of such Distribution Date as a result of a breach of a representation or warranty; and (vii) the Clean-up Call Price paid by the Master Servicer to purchase the Mortgage Loans and terminate the Trust Fund, if applicable; minus

(A) amounts applied to reimburse Advances and Servicing Advances previously made and other amounts as to which the Servicers (other than Cenlar FSB) and the Servicing Administrator are entitled to be reimbursed pursuant to the Servicing Agreements; (B) amounts applied to reimburse Advances and Servicing Advances previously made as to which the Master Servicer is entitled to be reimbursed pursuant to this Agreement; and (C) an amount equal to the sum of all related fees, charges and other costs, including indemnification amounts and costs of arbitration (other than the Master Servicing Fee and amounts required to be paid by the Master Servicer from the Master Servicing Fee) payable or reimbursable to the Master Servicer, the Securities Administrator and the Trustee from the Trust Fund under this Agreement and the Custodian under the Custodial Agreement, that are allocable to the related Mortgage Pool or, if such fees, charges and costs are not allocable to a specific Mortgage Pool, the applicable Pool Percentage multiplied by the sum of such fees, charges and costs, subject to an aggregate maximum amount of $300,000 annually (per year from the Closing Date to the first anniversary of the Closing Date and each subsequent anniversary year thereafter) to be paid to such parties collectively, whether from collections from Pool 1 or Pool 2, in the order claims for payment of such amounts are received by the Securities Administrator; provided, however, that if a claim is presented for an amount that, when combined with the amount of prior claims paid during that year, would exceed $300,000, then only a portion of such claim will be paid that will make the total amount paid during that year equal to $300,000 and the excess remaining unpaid, together with any additional claims received during that year, will be deferred until the following anniversary year and if the total amount of such deferred claims exceeds $300,000 then payment in such following anniversary year (and each subsequent anniversary year as may be needed until such deferred claims are paid in full) shall be apportioned among the Master Servicer, the Securities Administrator, the Custodian and the Trustee, in proportion to the aggregate amount of deferred claims submitted by such entity as of the last day of the prior year; provided that, in no event will the aggregate amount reimbursable to the Trustee exceed $125,000 annually (per year from the Closing Date to the first anniversary of the Closing Date and each subsequent anniversary year thereafter).

Back-Up Certificate:  As defined in Section 6.21(e).

Bankruptcy:  As to any Person, the making of an assignment for the benefit of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of either the Bankruptcy Code or any other similar state laws.

Bankruptcy Code:  The United States Bankruptcy Code, as amended.

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Benefit Plan Opinion:  An Opinion of Counsel satisfactory to the Certificate Registrar, the Depositor and the Trustee to the effect that any proposed transfer will not (i) cause the assets of the Trust Fund to be regarded as plan assets for purposes of the Plan Asset Regulations or (ii) give rise to any fiduciary duty on the part of the Depositor or the Trustee.

Book-Entry Certificates:  Beneficial interests in Certificates designated as “Book-Entry Certificates” in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 3.09; provided, that after the occurrence of a Book-Entry Termination whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to Certificate Owners, such Book-Entry Certificates shall no longer be “Book-Entry Certificates.”  As of the Closing Date, the following Classes of Certificates constitute Book-Entry Certificates:  Class 1-A1, Class 1-AX, Class 2-A1, Class 2-AX, Class B-1, Class B-2 and Class B-3.

Book-Entry Termination:  As defined in Section 3.09(c).

Business Day:  Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the States of California, Delaware, Maryland, Minnesota, Missouri or New York, (iii) a day on which banking institutions in the States of California, Delaware, Maryland, Minnesota, Missouri or New York are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Certificate:  Any one of the certificates signed by the Trustee and authenticated by the Securities Administrator as Authenticating Agent in substantially the forms attached hereto as Exhibit A.

Certificate Group:  Each of the Pool 1 Certificates and the Pool 2 Certificates.

Certificate Interest Rate:  With respect to each Class of Certificates and any Distribution Date, the applicable per annum rate described in the Preliminary Statement to this Agreement.

Certificate Owner:  With respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

Certificate Principal Amount:  With respect to any Certificate (other than the Class 1-AX, Class 2-AX, Class R and Class LT-R Certificates) and any Distribution Date, the maximum specified dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the initial principal amount set forth on the face of such Certificate, less (i) the amount of all principal distributions previously made with respect to such Certificate; (ii) the principal portion of all Realized Losses previously allocated to such Certificate; and (iii) any Certificate Writedown Amount previously allocated to such Certificate; provided, however, that on any Distribution Date on which a Subsequent Recovery is distributed, the Certificate Principal Amount of any Certificate then outstanding to which a Certificate Writedown Amount or Realized Loss amount has been applied will be increased sequentially, in order of seniority, by an amount equal to the lesser of (A) the principal portion of any Certificate Writedown Amount or Realized Loss amount previously allocated to that Certificate to the extent not previously recovered and (B) the principal portion of any Subsequent Recovery allocable to such Certificate after application (for this purpose) to more senior Classes of Certificates pursuant to this Agreement; and provided further that on any Distribution Date on which the Aggregate Stated Principal Balance of the Mortgage Loans exceeds the aggregate Certificate Principal Amount, such excess (including any excess attributable to the allocation of Principal Forbearance Amounts) will be allocated to increase the Certificate Principal Amount of any Certificate then outstanding to which a Certificate Writedown Amount or Realized Loss amount has previously been allocated, sequentially in order of seniority (and with respect to the Class 1-A1 Certificates and the Class 2-A1 Certificates, to the Class of Certificates related to the Mortgage Pool that sustained such Certificate Writedown Amount or Realized Losses), up to the principal amount of such Certificate Writedown Amount or Realized Loss to the extent not previously recovered. The Class 1-AX, Class 2-AX, Class R and Class LT-R Certificates are issued without Certificate Principal Amounts.

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Certificate Register and Certificate Registrar:  The register maintained and the registrar appointed pursuant to Section 3.02.  The Securities Administrator will act as the initial Certificate Registrar.

Certificate Writedown Amount:  (a) With respect to any allocation thereof to a Class of Subordinate Certificates, the amount by which the aggregate Certificate Principal Amount of all the Certificates (other than the Class 1-AX, Class 2-AX, Class R and Class LT-R Certificates) on any Distribution Date (after giving effect to distributions of principal and allocations of Realized Losses on that Distribution Date) exceeds the Aggregate Stated Principal Balance of the Mortgage Loans for the Distribution Date and (b) with respect to any allocation thereof to a Class of Senior Certificates after the Credit Support Depletion Date, the amount of the principal portion of the Realized Losses for the related Mortgage Pool.

Certificateholder:  The meaning provided in the definition of “Holder.”

Certification:  As defined in the Custodial Agreement.

Civil Relief Act:  The Servicemembers Civil Relief Act, as amended, or any similar state or local law.

Class:  Collectively, Certificates bearing the same class designation.  In the case of the Lower-Tier REMIC, the term “Class” refers to all Lower-Tier Interests having the same alphanumeric designation.

Class LT-R Certificate:  The Class LT-R Certificate executed by the Trustee and authenticated and delivered by the Authenticating Agent, substantially in the form annexed as Exhibit A and evidencing ownership of the LT-R Interest and the MT-R Interest.

Class R Certificate:  The Class R Certificate executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing the ownership of the sole residual interest in the Upper-Tier REMIC.

Class Notional Amount:  With respect to the Interest-Only Certificates, the applicable class notional amount calculated as provided in the Preliminary Statement to this Agreement.

Class Principal Amount: With respect to each Class of Certificates (other than the Class 1-AX, Class 2-AX, Class R and Class LT-R Certificates), the aggregate of the Certificate Principal Amounts of all Certificates of such Class at the date of determination. With respect to each Middle-Tier Interest, the initial Class Principal Amount as shown or described in the table set forth in the Preliminary Statement to this Agreement for the Middle-Tier REMIC, as reduced by principal distributed with respect to such Middle-Tier Interest and Realized Losses or Certificate Writedown Amounts allocated to such Middle-Tier Interest at the date of determination. With respect to each Lower-Tier Interest, the initial Class Principal Amount as shown or described in the table set forth in the Preliminary Statement to this Agreement for the Lower-Tier REMIC, as reduced by principal distributed with respect to such Lower-Tier Interest and Realized Losses or Certificate Writedown Amounts allocated to such Lower-Tier Interest at the date of determination.

Class Subordination Percentage:  With respect to each Class of Subordinate Certificates, for each Distribution Date, the percentage obtained by dividing the Class Principal Amount of such Class prior to any distributions of principal, allocations of Realized Losses or allocations of Certificate Writedown Amounts on that Distribution Date by the aggregate of the Class Principal Amounts of all Classes of Certificates (other than the Class 1-AX, Class 2-AX, Class R and Class LT-R Certificates) prior to any distributions of principal, allocations of Realized Losses or allocations of Certificate Writedown Amounts on that Distribution Date.

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Clean-up Call:  The optional purchase of the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund on any date on which the Aggregate Stated Principal Balance is less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, in accordance with Section 7.01(d) of this Agreement.

Clean-up Call Price:  The price paid by the Master Servicer pursuant to Section 7.01(d) of this Agreement, which is equal to the sum of (i) 100% of the aggregate outstanding principal balance of the Mortgage Loans plus accrued interest thereon, to, but not including, the first day of the month in which the Clean-up Call Price is to be distributed and (ii) the fair market value of any REO Property; provided, however, that such purchase price may be increased as is necessary, as determined by the Depositor, to avoid disqualification of any REMIC created under this Agreement as a REMIC.

Clearing Agency:  An organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act.  As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

Clearing Agency Participant:  A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

Closing Date:  January 15, 2013.

Code:  The Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

Commission:  U.S. Securities and Exchange Commission.

Controlling Holder:  At any time, the Holder of the majority of the Class Principal Amount of the Class B-5 Certificates or, if the Class Principal Amount of the Class B-5 Certificates has been reduced to zero, the holder of the majority of the Class Principal Amount of the Class B-4 Certificates. If the Class Principal Amount of the Class B-4 Certificates has been reduced to zero, then no entity will have any rights under this Agreement as a Controlling Holder. Neither the Depositor nor the Seller shall be a Controlling Holder.

Cooperative Corporation:  The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

Cooperative Loan:  Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.

Cooperative Property:  The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the shares of the Cooperative Corporation.

Cooperative Shares:  Shares issued by a Cooperative Corporation.

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Corporate Trust Office:  With respect to the Trustee, the corporate trust office of the Trustee located at 500 Delaware Avenue, 11th Floor, Wilmington, Delaware, 19801, Attention: Corporate Trust - Sequoia Mortgage Trust 2013-1, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Master Servicer and the Securities Administrator or the principal corporate trust office of any successor Trustee.  With respect to the Certificate Registrar and presentment of Certificates for registration of transfer, exchange or final payment, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services Sequoia Mortgage Trust 2013-1.

Corresponding Class of Certificates:  With respect to each Lower-Tier Interest, the Class or Classes of Certificates appearing opposite such Lower-Tier Interest, as described in the Preliminary Statement to this Agreement.

Credit File Certification: As defined in the Custodial Agreement.

Credit File Exception Report: As defined in the Custodial Agreement.

Credit Support Depletion Date:  The first Distribution Date, if any, on which the aggregate of the Class Principal Amounts of the Subordinate Certificates has been reduced to zero.

Current Interest:  With respect to each Class of Certificates and any Distribution Date, the aggregate amount of interest accrued at the applicable Certificate Interest Rate during the related Accrual Period on the Class Principal Amount or Class Notional Amount, as applicable, of such Class prior to any distributions of principal, allocations of Realized Losses or allocations of Certificate Writedown Amounts prior to such Distribution Date.

Custodial Accounts:  Each Custodial Account (other than an Escrow Account) established and maintained by a Servicer pursuant to a Servicing Agreement with respect to the Mortgage Loans.

Custodial Agreement:  The Custodial Agreement, dated as of January 1, 2013, among the Depositor, the Seller, the Trustee, Wells Fargo Bank, N.A., as Custodian and Wells Fargo Bank, N.A., as Master Servicer, as amended from time to time.  A copy of the Custodial Agreement is attached hereto as Exhibit D.

Custodian:  A Person who is at any time appointed by the Trustee as a custodian of all or a portion of the Mortgage Documents, the Trustee Mortgage Files and the Trustee Credit Files and listed on the Mortgage Loan Schedule as the Custodian of such Mortgage Documents, Trustee Mortgage Files and Trustee Credit Files.  The initial Custodian is Wells Fargo Bank, N.A.

Cut-off Date:  January 1, 2013.

Debt Service Reduction:  With respect to any Mortgage Loan, a reduction in the Scheduled Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

Defective Mortgage Loan:  The meaning specified in Section 2.04.

Deficient Valuation:  With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

Definitive Certificate:  A Certificate of any Class issued in definitive, fully registered, certificated form, which shall initially be the Class B-4, Class B-5, Class LT-R and Class R Certificates.

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Deleted Mortgage Loan:  A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan in accordance with a Purchase Agreement or Servicing Agreement.

Delinquent:  Any Mortgage Loan with respect to which the Scheduled Payment due on a Due Date is not received, based on the Mortgage Bankers Association method of calculating delinquency.

Demand: As defined in Section 4.04(a).

Depositor:  Sequoia Residential Funding, Inc., a Delaware corporation having its principal place of business in California, or its successors in interest.

Determination Date:  With respect to each Distribution Date, the 16th day of the month in which such Distribution Date occurs, or, if such 16th day is not a Business Day, the next succeeding Business Day; provided, however, that with respect to a Servicer and such Servicer's Advance obligations pursuant to the related Servicing Agreement, the Determination Date is the date set forth in the related Servicing Agreement.

Disqualified Organization:  A “disqualified organization” as defined in Section 860E(e)(5) of the Code.

Distribution Account:  The separate Eligible Account created and maintained by the Securities Administrator, on behalf of the Trustee, pursuant to Section 4.01.  Funds in the Distribution Account (exclusive of any earnings on investments made with funds deposited in the Distribution Account) shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

Distribution Date:  The 25th day of each month or, if such 25th day is not a Business Day, the next succeeding Business Day, commencing in February 2013.

Distribution Date Statement:  As defined in Section 4.02.

Due Date:  With respect to any Mortgage Loan, the date on which a Scheduled Payment is due under the related Mortgage Note as indicated in the applicable Servicing Agreement, exclusive of any days of grace.

Due Period:  As to any Distribution Date, the period beginning on the second day of the calendar month preceding the month in which such Distribution Date occurs, and ending on the first day of the calendar month in which such Distribution Date occurs.

Eligible Account:  Any account or accounts maintained with a federal or state chartered depository institution or trust company the short-term and long-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) are rated in the highest rating category of each Rating Agency with respect to short-term unsecured debt obligations and in one of the two highest rating categories of each Rating Agency with respect to long-term unsecured debt obligations at the time any amounts are held on deposit therein. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee or the Paying Agent.  If the rating of the short-term or long-term unsecured debt obligations of the depository institution or trust company that maintains the account or accounts is no longer in the highest rating category of each Rating Agency with respect to short-term unsecured debt obligations or in one of the two highest rating categories of each Rating Agency with respect to long-term unsecured debt obligations, the funds on deposit therewith in connection with this transaction shall be transferred to an Eligible Account within 30 days of such downgrade.

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Eligible Investments:  At any time, any one or more of the following obligations and securities:

(i)          direct obligations of, and obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

(ii)         (a) demand or time deposits, federal funds or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in the highest rating category by each Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations and (b) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

(iii)        repurchase obligations with a term not to exceed thirty (30) days and with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above;

(iv)        securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that are rated in the highest rating category by each Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations, in each case at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Eligible Investments to exceed 10% of the aggregate outstanding principal balances of all of the Mortgage Loans and Eligible Investments;

(v)         commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated in the highest rating category by each Rating Agency at the time of such investment; and

(vi)        any money market funds rated in one of the two highest rating categories by each Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations, including any such fund managed or advised by the Trustee or any of its Affiliates;

provided, however, that no instrument or security shall be a Eligible Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par.

ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

ERISA-Qualifying Underwriting:  A best efforts or firm commitment underwriting or private placement that meets the requirements of an Underwriter’s Exemption.

ERISA-Restricted Certificate:  The Class B-1, Class B-2 and Class B-3 Certificates that have not been the subject of an ERISA-Qualifying Underwriting, the Class B-4, Class B-5, Class R and Class LT-R Certificates and any Class 1-A1, Class 1-AX, Class 2-A1 or Class 2-AX Certificate (or Class B-1, Class B-2 or Class B-3 Certificate that has been underwritten) that does not satisfy the applicable rating requirement under the Underwriter’s Exemption.

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Escrow Account:  As defined in Section 1.01 of each Servicing Agreement.

Event of Default:  Any one of the conditions or circumstances enumerated in Section 6.14.

Exception Report:  As defined in the Custodial Agreement.

Exchange Act:  The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

Fannie Mae:  Fannie Mae or any successor thereto.

FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

FIRREA:  The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended and in effect from time to time.

Fitch:  Fitch, Inc., or any successor in interest.

Form 8-K Disclosure Information:  As defined in Section 6.21(c)(i).

Freddie Mac:  Freddie Mac, or any successor thereto.

Holder or Certificateholder:  The registered owner of any Certificate as recorded on the books of the Certificate Registrar except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Certificate registered in the name of the Trustee, the Master Servicer, the Securities Administrator or either Servicer, or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to take such action or effect such consent has been obtained, and, in determining whether the Trustee shall be protected in taking such action or in relying upon such consent, only Certificates which a Responsible Officer of the Trustee actually knows to be so owned shall be disregarded.  The Trustee, the Certificate Registrar and the Securities Administrator may request and conclusively rely on certifications by the Master Servicer, the Securities Administrator or either Servicer in determining whether any Certificates are registered to an Affiliate of the Master Servicer, the Securities Administrator or either Servicer.

HUD:  The United States Department of Housing and Urban Development, or any successor thereto.

Independent:  When used with respect to any Accountants, a Person who is “independent” within the meaning of Rule 2-01(b) of the Securities and Exchange Commission’s Regulation S-X.  When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

Insurance Policy:  With respect to any Mortgage Loan, any insurance policy, including all names and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

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Insurance Proceeds:  Proceeds paid by any Insurance Policy (excluding proceeds required to be applied to the restoration and repair of the related Mortgaged Property or released to the Mortgagor), in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

Insured Expenses:  Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

Interest Distribution Amount:  For each Class of Certificates on any Distribution Date, the Current Interest for such Class as reduced by such Class’s share of Net Prepayment Interest Shortfalls and Relief Act Shortfalls, which shall be allocated to each Class on a pro rata basis based on the amount of Current Interest payable to each such Class.

Interest-Only Certificates:  The Class 1-AX and Class 2-AX Certificates.

Interest Shortfall:  As to any Class of Certificates and any Distribution Date, the amount by which (i) the Interest Distribution Amount for such Class on all prior Distribution Dates exceeds (ii) amounts distributed in respect of interest to such Class on prior Distribution Dates.

Interest Transfer Amount: With respect to any Distribution Date and for any Undercollateralized Group, an amount equal to one month’s interest on the applicable Principal Transfer Amount at such Mortgage Pool’s Net WAC Rate, plus any shortfall of interest on the Senior Certificates of such Undercollateralized Group from prior Distribution Dates.

Item 1123 Certificate:  As defined in Section 6.22.

KBRA:  Kroll Bond Rating Agency, Inc., or any successor in interest.

Latest Possible Maturity Date:  The Distribution Date occurring in February 2043.

Liquidated Mortgage Loan:  With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) as to which, prior to the close of business on the Business Day immediately preceding the Due Date, the applicable Servicer has determined that all recoverable Liquidation Proceeds and Insurance Proceeds have been received.

Liquidation Proceeds:  All cash amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee’s sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other net proceeds received in connection with the disposition of an REO Property.

Loan-To-Value Ratio:  With respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at such date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

Lower-Tier Interest:  Any one of the interests in the Lower-Tier REMIC as described in the Preliminary Statement to this Agreement.

Lower-Tier REMIC:  As described in the Preliminary Statement to this Agreement.

Lower-Tier REMIC Realized Losses: Realized Losses and Certificate Writedown Amounts derived from Pool 1 and Pool 2 shall be allocated (1) to the LT-Y1 and LT-Y2 as provided for in the definition of Lower-Tier REMIC Y Principal Distribution Amount and (2) any remaining Realized Losses for Pool 1 and Pool 2, respectively, shall be allocated to the LT-Z1 and LT-Z2, respectively.

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Lower-Tier REMIC Y Principal Distribution Amount: On each Distribution Date, the following amounts shall be deemed distributed in respect of principal on the LT-Y1 and LT-Y-:

(1)        if, after the calculation of all distributions to be made to and Realized Losses to be applied to the principal balance of the Certificates, the ratio of the resulting Pool Subordinate Amount for Pool 1 to the resulting Pool Subordinate Amount for Pool 2 would be less than or equal to such ratio as in effect immediately before such Distribution Date, from the Available Distribution Amount for Pool 1 remaining after distributions of interest on the LT-Y1 and LT-Z1 to the LT-Y1 the minimum amount necessary to reduce the principal balance of the LT-Y1 to an amount whose ratio to the principal balance of the LT-Y2 after distributions on such Distribution Date will be equal to the ratio of the Pool Subordinate Amount for Pool 1 to the Pool Subordinate Amount for Pool 2 immediately after such Distribution Date;

(2)        if, after the calculation of all distributions to be made to and Realized Losses to be applied to the principal balance of the Certificates, the ratio of the resulting Pool Subordinate Amount for Pool 1 to the resulting Pool Subordinate Amount for Pool 2 would be greater than such ratio as in effect immediately before such Distribution Date, from the Available Distribution Amount for Pool 2 remaining after distributions of interest on the LT-Y2 and LT-Z2 to the LT-Y2 the minimum amount necessary to reduce the principal balance of the LT-Y2 to an amount such that the ratio of the principal balance of the LT-Y1 after the distributions on such Distribution Date to the principal balance of the LT-Y2 so reduced is equal to the ratio of the Pool Subordinate Amount for Pool 1 to the Pool Subordinate Amount for Pool 2 immediately after such Distribution Date; and

(3)        if, after making the distributions set forth in (1) and (2) above, the sum of the principal balances of the LT-Y1 and LT-Y2 is greater than half of the Subordinated Percentage of the Aggregate Stated Principal Balance, amounts from the remaining Pool 1 and Pool 2 Available Distribution Amounts shall be distributed respectively to the LT-Y1 and LT-Y2 pro-rata according to their respective Class Principal Amounts as reduced by the distributions pursuant to (1) and (2) above sufficient to reduce such sum to half of the Subordinated Percentage of the Aggregate Stated Principal Balance after accounting for distributions on such Distribution Date.

The amounts distributed to the LT-Y1 and LT-Y2, respectively, pursuant to paragraphs (1) through (3) above shall be known as the Lower-Tier REMIC Y-1 Principal Distribution Amount and the Lower-Tier REMIC Y-2 Principal Distribution Amount, respectively. In the event that there are insufficient funds in the Available Distribution Amounts for Pool 1 or Pool 2 to accomplish the principal reductions on the LT-Y1 and LT-Y2 as provided for pursuant to this definition, Realized Losses from Pool 1 or Pool 2 shall be allocated respectively to the LT-Y1 and LT-Y2 in amounts sufficient to accomplish such principal reductions.

Lower-Tier REMIC Z Principal Distribution Amount: On each Distribution Date, the amounts of the Available Distribution Amounts for Pool 1 and Pool 2, respectively, remaining following the distributions to the LT-Y1 and LT-Y2 pursuant to the definition of Lower-Tier REMIC Y Principal Distribution Amount shall be deemed distributed to the LT-Z1 and LT-Z2, respectively, in respect of the principal thereof.

LT-R Interest:  The residual interest in the Lower-Tier REMIC, as described in the Preliminary Statement to this Agreement.

Master Servicer:  Wells Fargo Bank, N.A., a national banking association organized under the laws of the United States in its capacity as Master Servicer and any successor in interest, or if any successor master servicer shall be appointed as herein provided, then such successor master servicer.

Master Servicer Compensating Interest Payment:  As to any Distribution Date and the Master Servicer, the lesser of (1) the Master Servicing Fee for such date and (2) any Prepayment Interest Shortfalls for such date (to the extent such Prepayment Interest Shortfalls are required to be paid but are not actually paid by the Servicers (other than Cenlar FSB) or the Servicing Administrator as a Servicer Compensating Interest Payment).

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Master Servicing Fee:  With respect to any Distribution Date, an amount equal to the product of one-twelfth of the Master Servicing Fee Rate and the Stated Principal Balance of each Mortgage Loan as of the first day of the related Due Period.

Master Servicing Fee Rate:  0.02125% per annum.

Master Servicing Transfer Costs:  All reasonable costs and expenses incurred by the Trustee in connection with the appointment of a successor master servicer and the transfer of master servicing from a predecessor master servicer, including, without limitation, any reasonable costs or expenses associated with the identification and engagement of a successor master servicer, the documentation of the assumption of master servicing by the successor master servicer, the complete transfer of all master servicing data and the completion, correction or manipulation of such master servicing data as may be required by the Trustee or the successor master servicer to correct any errors or insufficiencies in the master servicing data or otherwise to enable the Trustee or other successor master servicer to master service the Mortgage Loans properly and effectively.

Middle-Tier REMIC:  As described in the Preliminary Statement to this Agreement.

Moody’s:  Moody’s Investors Service, Inc., or any successor in interest.

Mortgage:  A mortgage, deed of trust or other instrument creating a first lien on, or first priority ownership interest in, an estate in fee simple in real property securing a Mortgage Note, together with improvements thereto.

Mortgage Documents:  With respect to each Mortgage Loan, the mortgage documents required to be delivered to the Custodian pursuant to the Custodial Agreement.

Mortgage Loan:  A Mortgage and the related Mortgage Note or other evidences of indebtedness secured by each such Mortgage conveyed, transferred, sold, assigned to or deposited with the Trustee pursuant to Section 2.01 (including any Qualified Substitute Mortgage Loan and REO Property), including without limitation, each Mortgage Loan listed on the Mortgage Loan Schedule, as amended from time to time.

Mortgage Loan Purchase and Sale Agreement:  The mortgage loan purchase and sale agreement, dated as of January 15, 2013, between the Seller and the Depositor.

Mortgage Loan Schedule:  The schedule attached hereto as Schedule A, which shall identify each Mortgage Loan, as such schedule may be amended by the Depositor or the Servicers from time to time to reflect the addition of Qualified Substitute Mortgage Loans to, or the deletion of Deleted Mortgage Loans from, the Trust Fund.

Mortgage Note:  The original executed note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage under a Mortgage Loan.

Mortgage Pool: Either of Pool 1 or Pool 2.

Mortgaged Property:  The underlying property securing a Mortgage Loan which, with respect to a Cooperative Loan, is the related Cooperative Shares and Proprietary Lease.

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Mortgage Rate:  As to any Mortgage Loan and any Distribution Date, the annual rate of interest borne by the related Mortgage Note as of the related Due Date, taking into account any Servicing Modification or other amendments to the Mortgage Note.

Mortgagor:  The obligor on a Mortgage Note.

MT-R Interest:  The residual interest in the Middle-Tier REMIC, as described in the Preliminary Statement to this Agreement.

Net Liquidation Proceeds:  With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property, the related Liquidation Proceeds net of Advances, Servicing Advances, related Servicing Fees, Servicing Administrator Fees and/or Master Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

Net Mortgage Rate:  With respect to any Mortgage Loan and any Distribution Date, the related Mortgage Rate as of the Due Date in the month preceding the month of such Distribution Date reduced by the Aggregate Expense Rate.

Net Prepayment Interest Shortfall:  With respect to any Mortgage Loan and any Distribution Date, the amount by which any Prepayment Interest Shortfall for the related Due Period exceeds the amount of Master Servicer Compensating Interest Payment paid by the Master Servicer and Servicer Compensating Interest Payment paid by the applicable Servicer (other than Cenlar FSB) and/or the Servicing Administrator in respect of such shortfall for such Due Period.

Net WAC Rate:  With respect to either Mortgage Pool and any Distribution Date, an annual rate, expressed as a percentage, equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans in such Mortgage Pool as of the first day of the related Due Period, minus (i) a fraction, the numerator of which equals the amount of any fees, charges and other costs allocable to the related Mortgage Pool or, if such costs are not allocable to a specific Mortgage Pool, a pro rata portion of such fees, charges and other costs based on the aggregate Stated Principal Balance of the Mortgage Loans in that Mortgage Pool, including indemnification amounts and costs of arbitration (other than the Master Servicing Fee and amounts required to be paid by the Master Servicer from the Master Servicing Fee) paid or reimbursed to the Master Servicer, the Securities Administrator and the Trustee from the Trust Fund under this Agreement and the Custodian under the Custodial Agreement during the prior calendar month, that are subject to an aggregate maximum amount of $300,000 annually, and the denominator of which equals the aggregate Stated Principal Balance of the Mortgage Loans in the related Mortgage Pool, multiplied by (ii) twelve.

Non-Book-Entry Certificate:  Any Certificate other than a Book-Entry Certificate.

Non-permitted Foreign Holder:  As defined in Section 3.03(f).

Nonrecoverable Advance:  Any portion of an Advance or Servicing Advance previously made or proposed to be made by the Master Servicer, a Servicer (other than Cenlar FSB) and/or the Servicing Administrator (as certified in an Officer’s Certificate of the Master Servicer, a Servicer (other than Cenlar FSB) and/or the Servicing Administrator, as applicable), which in the good faith judgment of such party, shall not be ultimately recoverable by such party from the related Mortgagor, related Liquidation Proceeds or otherwise.

Non-Upper-Tier REMIC:  As defined in Section 10.01(d).

Non-U.S. Person:  Any person other than a “United States person” within the meaning of Section 7701(a)(30) of the Code.

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Notional Amount:  With respect to an Interest-Only Certificate and any Distribution Date, such Certificate’s Percentage Interest of the Class Notional Amount of such Class of Certificates for such Distribution Date.

NRSRO:  Any nationally recognized statistical rating organization for purposes of Rule 17g-5 under the Exchange Act.

NRSRO Certification:  A certification in the form of Exhibit O hereto.

Officer’s Certificate:  (a) With respect to the Depositor, a certificate signed by two Authorized Officers of the Depositor, (b) with respect to the Master Servicer or the Securities Administrator, a certificate signed by the Chairman of the Board, any Vice Chairman, the President, any Vice President or any Assistant Vice President of the Master Servicer or the Securities Administrator, (c) with respect to a Servicer, a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, one of the Assistant Treasurers or Assistant Secretaries of a Servicer, or any other duly authorized officers or agents of a Servicer and (d) with respect to the Servicing Administrator, a certificate signed by an Authorized Officer of the Servicing Administrator, and in each case delivered to the Trustee, the Securities Administrator or the Master Servicer, as required hereby.

Opinion of Counsel:  A written opinion of counsel, reasonably acceptable in form and substance to the Trustee, the Securities Administrator or the Master Servicer, as required hereby, and who may be in-house or outside counsel to the Depositor, the Master Servicer, the Securities Administrator or the Trustee but which must be Independent outside counsel with respect to any such opinion of counsel concerning the transfer of any Residual Certificate or concerning certain matters with respect to ERISA or the taxation, or the federal income tax status, of each REMIC.

Original Applicable Credit Support Percentage:  With respect to each Class of Subordinate Certificates, the related Applicable Credit Support Percentage as of the Closing Date, which shall be equal to the corresponding approximate percentage set forth in the table below opposite its Class designation:

Class B-1	7.30%
Class B-2	4.75%
Class B-3	3.05%
Class B-4	1.90%
Class B-5	1.05%

Original Subordinate Class Principal Amount:  The aggregate of the Class Principal Amounts of the Classes of Subordinate Certificates as of the Closing Date.

Originator:  Each of American Pacific Mortgage Corporation, Bay Equity, LLC, Boston Private Bank & Trust Company, Castle & Cooke Mortgage, LLC, Cherry Creek Mortgage Co., Inc., Cole Taylor Bank, Colonial Savings, F.A., Cornerstone Mortgage Company, EverBank, Evergreen Moneysource Mortgage Company dba Evergreen Home Loans, Fairway Independent Mortgage Corporation, Fidelity Bank dba Fidelity Bank Mortgage, First Republic Bank, Flagstar Capital Markets Corporation, Franklin American Mortgage Company, Fremont Bank, GFI Mortgage Bankers, Incorporated, GuardHill Financial Corporation, Guild Mortgage Company, Leader Bank, N.A., Megastar Financial Corporation, Monarch Bank, Mortgage Master, Inc., Paramount Equity Mortgage, PHH Mortgage Corporation, Plaza Home Mortgage, Incorporated, Primary Residential Mortgage, Inc., PrimeLending, a PlainsCapital Company, Prospect Mortgage, LLC, Provident Savings Bank, Rockland Trust Company, SCBT, N.A., Simonich Corporation, dba BOC Mortgage, Sterling Savings Bank, Stifel Bank and Trust, United Shore Financial Services, LLC, Wintrust Mortgage, a division of Barrington Bank and Trust Company, N.A., and WJ Bradley Mortgage Capital, LLC, each as seller under the related Purchase Agreement, and any successor thereto.

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Overcollateralized Group: On any Distribution Date, if there is an Undercollateralized Group, the Certificate Group which is not an Undercollateralized Group.

Paying Agent:  Any paying agent appointed pursuant to Section 3.08.  The initial Paying Agent shall be the Securities Administrator under this Agreement.

Percentage Interest:  With respect to any Certificate, its percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by all Certificates of the same Class as such Certificate.  With respect to any Certificate, other than an Interest-Only Certificate, if applicable, or the Class R Certificates and the Class LT-R Certificates, the Percentage Interest evidenced thereby shall equal the initial Certificate Principal Amount thereof divided by the initial Class Principal Amount of all Certificates of the same Class.  With respect to each of the Class R Certificates and the Class LT-R Certificates, the Percentage Interest evidenced thereby shall be as specified on the face thereof, or otherwise, be equal to 100%.  With respect to an Interest-Only Certificate, the Percentage Interest evidenced thereby shall equal its initial Notional Amount as set forth on the face thereof divided by the initial Class Notional Amount of such Class.

Person:  Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Plan:  An employee benefit plan or other retirement arrangement which is subject to Section 406 of ERISA and/or Section 4975 of the Code or any entity whose underlying assets include “plan assets” of such plan or arrangement under the Plan Asset Regulations by reason of their investment in the entity.

Plan Asset Regulations:  The U.S. Department of Labor regulations set forth in 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA.

Pool 1: The aggregate of the Mortgage Loans identified on the Mortgage Loans Schedule as being included in Pool 1.

Pool 1 Certificates: The Class 1-A1 and Class 1-AX Certificates.

Pool 2: The aggregate of the Mortgage Loans identified on the Mortgage Loans Schedule as being included in Pool 2.

Pool 2 Certificates: The Class 2-A1 and Class 2-AX Certificates.

Pool Percentage: With respect to each Mortgage Pool and any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the Aggregate Stated Principal Balance of the Mortgage Loans in such Mortgage Pool as the first day of the month preceding the month in which such Distribution Date occurs and the denominator of which is the Aggregate Stated Principal Balance of all of the Mortgage Loans as of the first day of the month preceding the month in which such Distribution Date occurs.

Pool Subordinate Amount: With respect to each Mortgage Pool and any Distribution Date, the excess of the Aggregate Stated Principal Balance of the Mortgage Loans in such Mortgage Pool as of the first day of the month preceding the month in which such Distribution Date occurs over the sum of the Class Principal Amounts of the Pool 1 Certificates or the Pool 2 Certificates, as applicable, immediately before such Distribution Date.

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Prepayment Interest Shortfall:  With respect to a Mortgage Loan and any Distribution Date, the amount by which interest paid by the related Mortgagor in connection with a Principal Prepayment on the Mortgage Loan is less than one month’s interest at the related Mortgage Rate on the Stated Principal Balance of that Mortgage Loan as of the preceding Distribution Date.

Prepayment Period:  With respect to each Mortgage Loan serviced by Cenlar FSB and (i) each Distribution Date other than the first Distribution Date, the period commencing on the 15th day of the month preceding the month in which the Distribution Date occurs through the 14th day of the month in which the Distribution Date occurs and (ii) the first Distribution Date, the period commencing January 1, 2013 through February 14, 2013. With respect to each Mortgage Loan serviced by First Republic Bank and any Distribution Date, the calendar month preceding the month in which the Distribution Date occurs. With respect to each Mortgage Loan serviced by EverBank and PHH Mortgage Corporation and any Distribution Date, the period commencing on the 2nd day of the month preceding the month in which the Distribution Date occurs through the 1st day of the month in which the Distribution Date occurs.

Primary Mortgage Insurance Policy:  Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

Principal Distribution Amount:  With respect to any Mortgage Pool and any Distribution Date, the sum of (a) the principal portion of each Scheduled Payment on the related Mortgage Loans (before taking into account any Deficient Valuations or Debt Service Reductions) due on the related Due Date, whether or not received, (b) the principal portion of each Principal Prepayment on the related Mortgage Loans made by a Mortgagor during the related Prepayment Period; (c) the principal portion of each other unscheduled collection on the related Mortgage Loans, including any Subsequent Recoveries, Insurance Proceeds and Net Liquidation Proceeds (other than with respect to any related Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period) received during the related Prepayment Period; (d) that portion of the Repurchase Price representing principal of any Mortgage Loans in such Mortgage Pool repurchased by an Originator or the Seller in accordance with a Purchase Agreement or by the Seller in accordance with Section 2.04 herein, in each case to the extent received during the related Prepayment Period; (e) the principal portion of any related Substitution Amount received during the related Prepayment Period; and (f) on the Distribution Date on which the Trust Fund is to be terminated pursuant to Article VII hereof, that portion of the Clean-up Call Price in respect of principal for such Mortgage Pool.

Principal Forbearance Amount:  With respect to a Mortgage Loan that was the subject of a Servicing Modification, the amount of principal of the Mortgage Loan, if any, that has been deferred and that does not accrue interest.

Principal Prepayment: Any full or partial payment or other recovery of principal on a Mortgage Loan that is received in advance of its scheduled Due Date and that is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Principal Transfer Amount: For any Distribution Date and for any Undercollateralized Group, an amount equal to the lesser of (i) the excess, if any, of the aggregate Class Principal Amount of the Senior Certificates related to that Undercollateralized Group computed as of the close of the prior Distribution Date over the Aggregate Stated Principal Balance of the Mortgage Loans in the related Mortgage Pool as of the first day of the month in which the prior Distribution Date occurs and (ii) all amounts otherwise distributable as principal on the Subordinate Certificates.

Proceeding:  Any suit in equity, action at law or other judicial or administrative proceeding.

Proprietary Lease:  With respect to any Cooperative Property, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

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Prospectus:  The prospectus supplement dated January 14, 2013 and the accompanying prospectus dated September 13, 2012, relating to the Class 1-A1, Class 1-AX, Class 2-A1, Class 2-AX, Class B-1, Class B-2 and Class B-3 Certificates, together with any supplement thereto.

Purchase Agreement: Each agreement listed on Exhibit H-1, as amended or supplemented from time to time as permitted thereunder and as modified by the related Acknowledgment.

Qualified Appraiser:  With respect to each Mortgage Loan, an appraiser, duly appointed by the originator, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Fannie Mae or Freddie Mac (including but not limited to the Appraiser Independence Requirements) and Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

Qualified Substitute Mortgage Loan:  A mortgage loan substituted by an Originator or the Seller, as applicable, for a Deleted Mortgage Loan in accordance with the applicable Purchase Agreement or the Mortgage Loan Purchase and Sale Agreement, as applicable, which must, on the date of such substitution, (a) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall will be paid by the Originator or the Seller, as applicable, and distributed to Trust Fund in the month of substitution), (b) have a Mortgage Rate not less than, and not more than one percentage point greater than, the Mortgage Rate of the Deleted Mortgage Loan, (c) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (d) have a Loan-to-Value Ratio at origination no greater than that of the Deleted Mortgage Loan and (e) comply as of the date of substitution with each representation and warranty relating to the Mortgage Loans set forth in the applicable Purchase Agreement.

Rapid Prepayment Conditions: As to any Distribution Date, if (1) the Aggregate Subordinate Percentage on such date is less than the Aggregate Subordinate Percentage on the Closing Date; or (2) the outstanding Stated Principal Balance of (a) the Mortgage Loans in any Mortgage Pool that are 60 days or more Delinquent (including any such Mortgage Loan in foreclosure or bankruptcy status or which have converted to REO Property) and (b) any Mortgage Loan in Pool 1 or Pool 2 subject to a Servicing Modification within the 12 months prior to that Distribution Date (averaged over the preceding six month period), as a percentage of the Pool Subordinate Amount of such Mortgage Pool, is greater than or equal to 50%.

Rating Agency:  Each of Fitch, KBRA and Moody’s; provided, however, that references to a “Rating Agency” as used in the definition of “Eligible Account” and “Eligible Investments” shall not include KBRA unless KBRA rates the applicable entity or investment.

Rating Agency Information:  The notices, information, reports, certifications and oral and written statements required to be provided to each Rating Agency pursuant to this Agreement or Rule 17g-5 under the Exchange Act.

Realized Loss:  (a) With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage Loan plus accrued interest) as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Rate from the Due Date as to which interest was last paid by the borrower to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Net Liquidation Proceeds received during the month in which such liquidation occurred, to the extent not previously applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidated Mortgage Loan;

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(b) with respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation;

(c) with respect to each Mortgage Loan that has been the subject of a Servicing Modification, any principal due on the Mortgage Loan that has been written off by the related Servicer and any Principal Forbearance Amount; and

(d) with respect to each Class of Certificates, the amount by which the Class Principal Amount is reduced as a result of clauses (a), (b) or (c) above.

Reconciled Market Value:  The estimated market value of a Mortgaged Property or REO Property as reasonably determined by the applicable Servicer based on different results obtained from different permitted valuation methods or at different time periods, all in accordance with such Servicer's customary servicing procedures.

Record Date:  With respect to any Distribution Date, the last Business Day of the month preceding the month of such Distribution Date.

Refinancing Mortgage Loan:  Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

Regulation AB:  Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarifications and interpretations as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506-1,631 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Relevant Servicing Criteria:  The Servicing Criteria applicable to each party, as set forth on an exhibit to each Servicing Agreement and Exhibit K hereto.  Multiple parties can have responsibility for the same Relevant Servicing Criteria.  With respect to a Servicing Function Participant engaged by the Master Servicer, the Securities Administrator or any Servicer, the term “Relevant Servicing Criteria” may refer to a portion of the Relevant Servicing Criteria applicable to such parties.

Relief Act Shortfalls:  With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Civil Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

REMIC:  Each pool of assets in the Trust Fund designated as a REMIC as described in the Preliminary Statement to this Agreement.

REMIC Provisions:  The provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

REO Property:  A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan or otherwise treated as having been acquired pursuant to the REMIC Provisions.

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Reportable Event:  As defined in Section 6.21(c)(i).

Reporting Servicer:  As defined in Section 6.21(b)(i).

Repurchase Price: With respect to any Mortgage Loan and the applicable Originator, the “Repurchase Price” as defined in the applicable Purchase Agreement or Servicing Agreement or in the case of the Seller, the “Repurchase Price” as defined in the Mortgage Loan Purchase and Sale Agreement.

Residual Certificate:  The Class LT-R Certificates and the Class R Certificates.

Responsible Officer:  With respect to any party, any officer in the corporate trust, servicing or master servicing department or similar group of such party with direct responsibility for the administration of this Agreement and also, with respect to a particular matter related to this transaction, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

Restricted Certificate: Any Class B-4, Class B-5, Class R or Class LT-R Certificate.

Rule 15Ga-1 Information: As defined in Section 4.04(a).

Rule 17g-5 Information Provider: The Securities Administrator.

Rule 17g-5 Website:  The website maintained by the Securities Administrator pursuant to Section 4.03.

S&P:  Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, or any successor in interest.

Scheduled Payment:  The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified in the Servicing Agreements, shall give effect to any related Debt Service Reduction, any Deficient Valuation and any Servicing Modification that affects the amount of the monthly payment due on such Mortgage Loan.

Securities Act:  The Securities Act of 1933, as amended, and the rules and regulations thereunder.

Securities Administrator:  Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator, or any successor in interest, or if any successor Securities Administrator shall be appointed as herein provided, then such successor Securities Administrator. Wells Fargo Bank, N.A. shall act as Securities Administrator for so long as it is Master Servicer under this Agreement.

Seller:  Redwood Residential Acquisition Corporation, a Delaware corporation.

Senior Certificate:  Any one of the Class 1-A1, Class 1-AX, Class 2-A1 and Class 2-AX Certificates, as applicable.

Senior Percentage:  With respect to each Distribution Date and (i) Pool 1, the percentage equivalent of a fraction, the numerator of which is the Class Principal Amount of the Class 1-A1 Certificates prior to any distributions of principal, allocations of Realized Losses or allocations of Certificate Writedown Amounts on such Distribution Date, and the denominator of which is the Aggregate Stated Principal Balance of all of the Mortgage Loans in Pool 1 as of the preceding Distribution Date and (ii) Pool 2, the percentage equivalent of a fraction, the numerator of which is the Class Principal Amount of the Class 2-A1 Certificates prior any distributions of principal, allocations of Realized Losses or allocations of Certificate Writedown Amounts on such Distribution Date, and the denominator of which is the Aggregate Stated Principal Balance of all of the Mortgage Loans as of the preceding Distribution Date.

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Senior Prepayment Percentage:  With respect to either Mortgage Pool and any Distribution Date occurring before the Distribution Date in February 2018, 100%.  Except as provided herein, the Senior Prepayment Percentage for either Mortgage Pool and any Distribution Date occurring in or after February 2018 shall be as follows:

(i) in or after February 2018 to and including January 2019, the related Senior Percentage plus 70% of the related Subordinate Percentage for that Distribution Date;

(ii) in or after February 2019 to and including January 2020, the related Senior Percentage plus 60% of the related Subordinate Percentage for that Distribution Date;

(iii) in or after February 2020 to and including January 2021, the related Senior Percentage plus 40% of the related Subordinate Percentage for that Distribution Date;

(iv) in or after February 2021 to and including January 2022, the related Senior Percentage plus 20% of the related Subordinate Percentage for that Distribution Date; and

(v) in or after February 2022, the related Senior Percentage for that Distribution Date;

provided, however, that there shall be no reduction in the Senior Prepayment Percentage for either Mortgage Pool (other than as a result of a reduction of the related Senior Percentage) on any Distribution Date unless the Step-Down Test is satisfied; and provided, further, that if on any such Distribution Date on or after the Distribution Date in February 2018, the Senior Percentage for a Mortgage Pool exceeds the initial Senior Percentage such Mortgage Pool, the Senior Prepayment Percentage for each Mortgage Pool for that Distribution Date shall again equal 100%.

If on any Distribution Date the allocation to the Pool 1 or Pool 2 Certificates then entitled to distributions of principal of Principal Prepayments and other amounts in the percentage required above would reduce the aggregate Class Principal Amount of those certificates to below zero, the related Senior Prepayment Percentage of those amounts for such Distribution Date shall be limited to the percentage necessary to reduce the related Class Principal Amount to zero.

Senior Principal Distribution Amount:  With respect to each Mortgage Pool and any Distribution Date, the sum of:

(1)           the related Senior Percentage of all amounts described in clause (a) of the definition of “Principal Distribution Amount” for that Distribution Date;

(2)           the related Senior Prepayment Percentage of the amounts described in clauses (b), (c), (d), (e) and (f) of the definition of “Principal Distribution Amount”;

(3)           with respect to each related Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period, the lesser of:

(x)           Net Liquidation Proceeds allocable to principal received with respect to that Mortgage Loan; and

(y)           the related Senior Prepayment Percentage of the Stated Principal Balance of that Mortgage Loan; and

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(4)          any amounts described in clauses (1) through (3) above that remain unpaid with respect to the related Senior Certificates from prior Distribution Dates;

plus the sum of:

(1)	the amount of principal distributions made to the related Senior Certificates pursuant to Section 5.02(h); and

(2)	the amount of principal distributions made to the related Senior Certificates pursuant to Section 5.02(i);

provided, however, that

(A)	if on any Distribution Date the allocation to the Class 1-A1 or Class 2-A1 Certificates of the related Principal Prepayments and other amounts in the percentage required above would reduce the related Class Principal Amount of those Certificates to below zero, the distribution to the Class of Certificates of the related Senior Prepayment Percentage of those amounts for such Distribution Date shall be limited to the percentage necessary to reduce the related Class Principal Amount thereof to zero;

(B)	until the aggregate of the Class Principal Amounts of the Class 1-A1 and Class 2-A1 Certificates is reduced to zero, if on any Distribution Date the aggregate of the Class Principal Amounts of the Subordinate Certificates is less than or equal to 1.20% of the Stated Principal Balance of the Mortgage Loans as of the Closing Date, the Senior Principal Distribution Amounts for such Distribution Date and each succeeding Distribution Date will include all principal collections on the Mortgage Loans in the related Mortgage Pool distributable on that Distribution Date, and the Subordinate Principal Distribution Amounts will be zero; and

(C)	until the Class Principal Amount of each of the Class 1-A1 and Class 2-A1 Certificates is reduced to zero, if on any Distribution Date, the Aggregate Subordinate Percentage for such Distribution Date is less than 7.30%, the Senior Principal Distribution Amounts for such Distribution Date will include all principal collections on the Mortgage Loans in the related Mortgage Pool distributable on that Distribution Date, and the Subordinate Principal Distribution Amounts will be zero.

Servicer:  Each Servicer under a Servicing Agreement.

Servicer Compensating Interest Payment:  As to any Distribution Date and any Servicer (other than Cenlar FSB) and the Servicing Administrator, the lesser of (1) the Servicing Fee for such Servicer (other than Cenlar FSB) or the aggregate of Cenlar FSB’s Servicing Fee and the Servicing Administrator Fee (in the case of the Servicing Administrator) for such date and (2) any Prepayment Interest Shortfalls with respect to any Mortgage Loans serviced by such Servicer (or in the case of the Servicing Administrator, the Mortgage Loans serviced by Cenlar FSB) for such date.

Servicer Remittance Date:  As to any Mortgage Loan serviced by Cenlar FSB, the 20th day of each calendar month or, if such 20th day is not a Business Day, the next succeeding Business Day, and as to any Mortgage Loan serviced by EverBank, First Republic Bank or PHH Mortgage Corporation, the 18th day of each calendar month or, if such 18th day is not a Business Day, the next succeeding Business Day, in each case commencing in February 2013.

Servicing Administrator: Redwood Residential Acquisition Corporation, as servicing administrator under the Cenlar FSB Servicing Agreement.

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Servicing Administrator Fee:  As to any Distribution Date and each Mortgage Loan serviced by Cenlar FSB, an amount equal to the difference, if positive, between the Servicing Fee with respect to such Mortgage Loan and the servicing compensation payable to Cenlar FSB under the applicable Servicing Agreement.

Servicing Advances:  As defined in the applicable Servicing Agreement.

Servicing Agreement:  Each agreement listed on Exhibit H-2, as amended or supplemented from time to time as permitted thereunder and as modified by the related Acknowledgment.

Servicing Criteria:  The criteria set forth in paragraph (d) of Item 1122 of Regulation AB, as such may be amended from time to time.

Servicing Fee:  As to any Distribution Date and each Mortgage Loan, an amount equal to the product of (a) one-twelfth of the Servicing Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan as of the first day of the related Due Period. The Servicing Fee payable with respect to the Mortgage Loans serviced by Cenlar FSB will be allocated by Cenlar FSB between the Servicing Administrator and Cenlar FSB as provided in the related Servicing Agreement.

Servicing Fee Rate:   For each Servicer, a per annum rate equal to 0.25% (or, in the case of the Mortgage Loans serviced by PHH Mortgage Corporation that provide for interest at a fixed rate for an initial period from origination and an adjustable rate thereafter, 0.375%); or such other rate as may be agreed to by the Master Servicer pursuant to Section 9.01(b) of this Agreement and the related Servicing Agreement; provided that, with respect to each Mortgage Loan serviced by First Republic Bank, the Servicing Fee Rate will be increased by the amount of any increase in the Mortgage Rate for any such Mortgage Loan pursuant to the terms of the related Mortgage Note due to the termination of an automatic debit or direct deposit account; provided further, that the Master Servicer shall have no obligation to confirm or verify any such increase in the Servicing Fee Rate for any such Mortgage Loan serviced by First Republic Bank.

Servicing Function Participant:  Any Subservicer or Subcontractor, other than each Servicer, the Servicing Administrator, the Master Servicer, the Securities Administrator or the Trustee, that is participating in the servicing function within the meaning of Regulation AB, unless such Person’s activities relate only to 5% or less of the Mortgage Loans.

Servicing Modification:  Any reduction of the Mortgage Rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, any increase to the Stated Principal Balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, any Principal Forbearance Amount and any other modification, in each case pursuant to a modification of a Mortgage Loan that is in default or for which, in the judgment of the Servicer of such Mortgage Loan, default is reasonably foreseeable in accordance with the related Servicing Agreement.

Servicing Officer:  Any officer of a Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Master Servicer by the Servicers on the Closing Date pursuant to the Servicing Agreements, as such list may from time to time be amended.

Sponsor: RWT Holdings, Inc., a Delaware corporation.

Startup Day:  The day designated as such pursuant to Section 10.01(b) hereof.

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Stated Principal Balance:  As to any Mortgage Loan and date of determination, the unpaid principal balance of such Mortgage Loan as of the most recent Due Date as determined by the amortization schedule for the Mortgage Loan at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous Servicing Modification, Principal Prepayments and related Liquidation Proceeds allocable to principal and to the payment of principal due on such Due Date (but not unscheduled Principal Prepayments received on such Due Date) and irrespective of any delinquency in payment by the related Mortgagor. For the avoidance of doubt, the Stated Principal Balance of any Mortgage Loan that has been prepaid in full or has become a Liquidated Mortgage Loan during the related Prepayment Period shall be zero.

Step-Down Test:  As to any Distribution Date, the test will be satisfied if both of the following conditions are met:

First, the aggregate outstanding principal balance of all Mortgage Loans 60 days or more Delinquent (including Mortgage Loans in foreclosure, REO Property or bankruptcy status) and all Mortgage Loans subject to a Servicing Modification within the twelve months prior to that Distribution Date, averaged over the preceding six month period, as a percentage of the aggregate Class Principal Amount of the Subordinate Certificates on such Distribution Date (without giving effect to any payments on such Distribution Date), does not equal or exceed 50%; and

Second, cumulative Realized Losses with respect to the Mortgage Loans plus, with respect to any Mortgage Loans that have been the subject of a Servicing Modification, any interest due on such Mortgage Loans that has been written off by the related Servicer, do not exceed (a) with respect to each Distribution Date occurring in the period from February 2018 to and including January 2019, 20% of the Original Subordinate Class Principal Amount, (b) with respect to each Distribution Date occurring in the period from February 2019 to and including January 2020, 25% of the Original Subordinate Class Principal Amount, (c) with respect to each Distribution Date occurring in the period from February 2020 to and including January 2021, 30% of the Original Subordinate Class Principal Amount, (d) with respect to each Distribution Date in the period from February 2021 to and including January 2022, 35% of the Original Subordinate Class Principal Amount and (e) with respect to the Distribution Date occurring in February 2022 and thereafter, 40% of the Original Subordinate Class Principal Amount.

Subcontractor:  Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of any Servicer (or a Subservicer of any Servicer), the Master Servicer or the Securities Administrator.

Subordinate Certificate:  Any of the Class B-1, Class B-2, Class B-3, Class B-4 or Class B-5 Certificates.

Subordinate Class Percentage: As to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the Class Principal Amount of such Class on such date, and the denominator of which is the aggregate of the Class Principal Amounts of all Classes of Subordinate Certificates on such date.

Subordinate Percentage:  With respect to any Distribution Date and a Mortgage Pool, the difference between 100% and the related Senior Percentage for such Distribution Date. The initial Subordinate Percentage for each of Pool 1 and Pool 2 is 7.30%.

Subordinate Prepayment Percentage:  With respect to any Distribution Date, the difference between 100% and the Senior Prepayment Percentage for that Distribution Date.

Subordinate Principal Distribution Amount:  With respect to each Mortgage Pool and any Distribution Date, an amount equal to the sum of:

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(1)           the related Subordinate Percentage of all amounts described in clause (a) of the definition of “Principal Distribution Amount” for that Distribution Date;

(2)           the related Subordinate Prepayment Percentage of all amounts described in clauses (b), (c), (d), (e) and (f) of the definition of “Principal Distribution Amount” for that Distribution Date; and

(3)           with respect to each related Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period, the amount of the Net Liquidation Proceeds allocated to principal received with respect thereto remaining after application thereof pursuant to clause (3) of the definition of “Senior Principal Distribution Amount” for that Distribution Date; and

(4)           any amounts described in clauses (1) through (3) for any previous Distribution Date that remain unpaid minus the sum of:

(1)	the amount of principal distributions made to the related Senior Certificates pursuant to Section 5.02(h); and

(2)	the amount of principal distributions made to the related Senior Certificates pursuant to Section 5.02(i).

Notwithstanding the above, with respect to any Class of Subordinate Certificates (other than the Class B-1 Certificates), if on any Distribution Date the sum of the Class Subordination Percentage of such Class and the aggregate Class Subordinate Percentages of all Classes of Subordinate Certificates which have lower payment priorities than that Class is less than the Original Applicable Credit Support Percentage for that Class, no distribution of principal will be made to any such Classes on such Distribution Date. Instead, the Subordinate Principal Distribution Amounts on that Distribution Date will be allocated among the more senior Classes of Subordinate Certificates, pro rata, based on their respective Class Principal Amounts.

Notwithstanding the above, with respect to each Class of Subordinate Certificates other than the Class B-1 Certificates, if on any Distribution Date the Class Principal Amount of that Class and the aggregate of the Class Principal Amounts of all Classes of Subordinate Certificates that have a lower payment priority than that Class is less than or equal to 1.20% of the Stated Principal Balance of the Mortgage Loans as of the Closing Date, the portion of the Subordinate Principal Distribution Amount otherwise distributable to such Class or Classes on such Distribution Date and each succeeding Distribution Date will be allocated among the Subordinate Certificates with a higher payment priority then entitled to principal, pro rata, based on their respective Class Principal Amounts and any remaining Subordinate Principal Distribution Amount will be included in the related Senior Principal Distribution Amount for such Distribution Date.

In addition, until the Class Principal Amount of each of the Class 1-A1 and Class 2-A1 Certificates is reduced to zero, if on any Distribution Date, the Aggregate Subordinate Percentage for such Distribution Date is less than 7.30%, the Senior Principal Distribution Amounts for such Distribution Date will include all principal collections on the Mortgage Loans in the related Mortgage Pool distributable on that Distribution Date, and the Subordinate Principal Distribution Amounts will be zero.

In addition, until the Class Principal Amount of each of the Class 1-A1 and Class 2-A1 Certificates is reduced to zero, if on any Distribution Date the aggregate of the Class Principal Amounts of the Subordinate Certificates is less than or equal to 1.20% of the Stated Principal Balance of the Mortgage Loans as of the Closing Date, each Senior Principal Distribution Amount on such Distribution Date and each succeeding Distribution Date will include all principal collections on the Mortgage Loans in the related Mortgage Pool distributable on that Distribution Date, and each Subordinate Principal Distribution Amount will be zero.

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Subsequent Recovery:  Any amount recovered by a Servicer (i) with respect to a Liquidated Mortgage Loan (after reimbursement of any unreimbursed Advances or expenses relating to such Liquidated Mortgage Loan as well as any other previously Liquidated Mortgage Loans) with respect to which a Realized Loss was incurred after the liquidation or disposition of such Mortgage Loan or (ii) as a Principal Forbearance Amount.

Subservicer:  Any Person that (i) services Mortgage Loans on behalf of any Servicer, and (ii) is responsible for the performance (whether directly or through sub-servicers or Subcontractors) of Servicing functions that are identified in Item 1122(d) of Regulation AB required to be performed under this Agreement, any related Servicing Agreement or any sub-servicing agreement.

Substitution Amount:  For any month in which an Originator or the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans pursuant to a Purchase Agreement or the Mortgage Loan Purchase and Sale Agreement, as applicable, the amount by which the aggregate Repurchase Price of all such Deleted Mortgage Loans exceeds the aggregate Stated Principal Balance of the Qualified Substitute Mortgage Loans, together with one month's interest at the applicable Net Mortgage Rate.

Tax Matters Person:  With respect to each of the Lower Tier REMIC, the Middle Tier REMIC and the Upper Tier REMIC, the “tax matters person” as specified in the REMIC Provisions which shall initially be the party described as such in Section 10.01(k).

TIA:  The Trust Indenture Act of 1939, as amended, and the rules and regulations thereunder.

TIA Applicability Determination: A determination by the Depositor, of which it informs the Trustee, that the TIA applies to this Agreement or that qualification under the TIA or any similar federal statute is required.

Trust Fund:  As defined in Section 2.01 herein.

Trustee:  Christiana Trust, a division of Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Trustee, or any successor in interest, or if any successor trustee or any co-trustee shall be appointed as herein provided, then such successor trustee and such co-trustee, as the case may be.

Trustee Mortgage Files:  With respect to each Mortgage Loan, the Mortgage Documents to be retained in the custody and possession of the Trustee or the Custodian on behalf of the Trustee pursuant to the Custodial Agreement.

Trustee Credit Files:  With respect to each Mortgage Loan, the electronic images of certain Mortgage Documents to be retained in the custody and possession of the Trustee or the Custodian on behalf of the Trustee pursuant to the Custodial Agreement.

UCC:  The Uniform Commercial Code as enacted in any applicable jurisdiction from time to time.

Undercollateralized Group: With respect to any Distribution Date, any Certificate Group with respect to which the aggregate Class Principal Amount of such Certificate Group is greater than the Aggregate Stated Principal Balance of the Mortgage Loans in the related Mortgage Pool prior to any distributions of principal or allocations of Realized Losses on such Distribution Date.

Underwriter:  Barclays Capital Inc.

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Underwriter’s Exemption:  Prohibited Transaction Exemption (“PTE”) FAN 04-03E, as most recently amended and restated by PTE 2007-5 (72 Fed. Reg. 13130 (March 20, 2007)) or any substantially similar administrative exemption granted by the U.S. Department of Labor to the Underwriters.

Underwriting Agreement:  The Underwriting Agreement, dated January [__], 2013, among the Seller, the Depositor, Redwood Trust, Inc. and the Underwriter.

Upper-Tier REMIC:  As described in the Preliminary Statement to this Agreement.

Voting Interests:  The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement.  At all times during the term of this Agreement, 98.00% of all Voting Interests shall be allocated to the Class 1-A1, Class 2-A1, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates in proportion to their respective Certificate Principal Amounts.  At all times during the term of this Agreement, 1.00% of all Voting Interests shall be allocated to the Class 1-AX Certificates and 1.00% of all Voting Interests shall be allocated to the Class 2-AX Certificates. Voting Interests shall be allocated among the Certificates of each Class based on their Percentage Interests and no Certificate with a principal amount equal to zero will have any voting rights.  The Class R Certificates and Class LT-R Certificate shall not have any voting rights.

Section 1.02               Calculations Respecting Mortgage Loans.

Calculations required to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Fund shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the Mortgagor on such Mortgage Loans and payments to be made to the Securities Administrator as supplied to the Securities Administrator by the Master Servicer.  The Securities Administrator shall not be required to recompute, verify or recalculate the information supplied to it by the Master Servicer or any Servicer.

ARTICLE II

DECLARATION OF TRUST; ISSUANCE OF CERTIFICATES

Section 2.01               Creation and Declaration of Trust Fund; Conveyance of Mortgage Loans.

Concurrently with the execution and delivery of this Agreement, the Depositor does hereby sell, transfer, assign, set over, deposit with and otherwise convey to the Trustee, without recourse, subject to Sections 2.02 and 2.04, in trust, all right, title and interest of the Depositor in and to the Trust Fund consisting of: (i) the Mortgage Loans, including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) with respect to the Mortgage Loans, to the extent set forth in the Acknowledgements, the Depositor’s rights under the Purchase Agreements and the Servicing Agreements and all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties (collectively, the “Trust Fund”); and the Trustee declares that, subject to the Custodian's review provided for in Section 2.02, it has received and shall hold the Trust Fund, as trustee, in trust, for the benefit and use of the Holders of the Certificates and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, has caused to be executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, all of the Certificates in the authorized denominations specified by the Depositor pursuant to Section 3.01(b).

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The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in the creation or assumption by the Trustee of any obligation of the Depositor, the Seller or any other Person in connection with the Mortgage Loans or any other agreement or instrument relating thereto except as specifically set forth therein.

Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge that the functions of the Trustee with respect to the custody, acceptance and inspection of the Trustee Mortgage Files and the Trustee Credit Files, the release of Mortgage Documents, and the preparation and delivery of the certifications relating to the Trustee Mortgage Files and the Trustee Credit Files shall be performed by the Custodian pursuant to the terms and conditions of the Custodial Agreement. In addition, the Trustee is hereby directed to execute, not in its individual capacity but solely as Trustee hereunder, and deliver the Acknowledgements and the Custodial Agreement. The Master Servicer, the Depositor, the Securities Administrator and the Certificateholders (by their acceptance of such Certificates) acknowledge and agree that the Trustee is executing and delivering the Custodial Agreement and the Acknowledgements solely in its capacity as Trustee and not in its individual capacity.

In connection with such sale, transfer and assignment of the Mortgage Loans, the Depositor does hereby deliver to, and deposit with, or cause to be delivered to and deposited with, the Custodian acting on the Trustee's behalf, the Trustee Mortgage Files and the Trustee Credit Files.

Section 2.02               Acceptance of Trust Fund by Trustee; Review of Documentation for Trust Fund.

(a)           The Trustee, by execution and delivery hereof and the below-referenced delivery to the Trustee of the Certification and Exception Report, acknowledges receipt by it (or by the Custodian on its behalf) of the Trustee Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the Custodian on behalf of the Trustee in accordance with Section 3.2 of the Custodial Agreement and the exceptions set forth on the Exception Report.  The Custodian, on behalf of the Trustee, will execute and deliver to the Trustee and the Depositor a Certification and Exception Report on the Closing Date in the forms required by the Custodial Agreement.

The Trustee, by execution and delivery hereof and the below-referenced delivery to the Trustee of the Credit File Certification and the Credit File Exception Report, acknowledges receipt by it (or by the Custodian on its behalf) of the Trustee Credit Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the Custodian on behalf of the Trustee in accordance with Section 3A.2 of the Custodial Agreement and the exceptions set forth on the Credit File Exception Report.  The Custodian, on behalf of the Trustee, will execute and deliver to the Trustee and the Depositor a Credit File Certification and a Credit File Exception Report on the Closing Date in the respective forms required by the Custodial Agreement.

(b)           Within 270 days after the Closing Date, the Custodian, on behalf of the Trustee, will, for the benefit of Holders of the Certificates, review each related Trustee Mortgage File and Trustee Credit File to ascertain that all required documents set forth in the Custodial Agreement have been received and appear on their face to conform with the requirements set forth in the Custodial Agreement.

(c)           Nothing in this Agreement shall be construed to constitute an assumption by the Trust Fund, the Trustee, the Custodian or the Certificateholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

(d)           Each of the parties hereto acknowledges that the Custodian shall perform the applicable review of the related Mortgage Loans and respective certifications as provided in the Custodial Agreement.

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(e)           Upon execution of this Agreement, the Depositor hereby delivers to the Trustee and the Trustee acknowledges receipt of the Acknowledgements, together with the Purchase Agreements, the Servicing Agreements and the Mortgage Loan Purchase and Sale Agreement.

Section 2.03               Representations and Warranties of the Depositor.

(a)           The Depositor hereby represents and warrants to the Trustee, for the benefit of the Certificateholders, and to the Master Servicer and the Securities Administrator, as of the Closing Date or such other date as is specified, that:

(i)           the Depositor is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement, and to create the trust pursuant hereto;

(ii)           the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the certificate of incorporation or bylaws of the Depositor;

(iii)           the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

(iv)           this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the Trustee, the Master Servicer and the Securities Administrator, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law;

(v)           there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened or likely to be asserted, against or affecting the Depositor, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement;

(vi)           immediately prior to the transfer and assignment of the Mortgage Loans to the Trustee, the Depositor was the sole owner and holder of each Mortgage Loan, and the Depositor had good and marketable title thereto, and had full right to transfer and sell each Mortgage Loan to the Trustee free and clear, subject only to (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender’s title insurance policy or attorney’s opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

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(vii)           This Agreement creates either a sale or a valid and continuing security interest (as defined in the UCC), in the Mortgage Loans in favor of the Trustee, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Depositor;

(viii)          The Mortgage Notes constitute “instruments” within the meaning of the applicable UCC;

(ix)           Other than the security interest or ownership interest granted to the Trustee pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans.  The Depositor has not authorized the filing of and is not aware of any financing statement against the Depositor that includes a description of the collateral covering the Mortgage Loans other than a financing statement relating to the security interest granted to the Trustee hereunder or that has been terminated.  The Depositor is not aware of any judgment or tax lien filings against the Depositor;

(x)           None of the Mortgage Loans have any marks or notations indicating that such Mortgage Loans have been pledged, assigned or otherwise conveyed to any Person other than the Trustee; and

(xi)           The Depositor has received all consents and approvals required by the terms of the Mortgage Loans to convey the Mortgage Loans hereunder to the Trustee.

The foregoing representations made in this Section 2.03 shall survive the termination of this Agreement and shall not be waived by any party hereto.

Section 2.04               Discovery of Seller Breach; Repurchase of Mortgage Loans.

(a)           Pursuant to Section 2 of the Mortgage Loan Purchase and Sale Agreement, the Seller has (i) represented and warranted as of the Closing Date that, immediately prior to its transfer of Mortgage Loans under the Mortgage Loan Purchase and Sale Agreement, the Seller owned and had good, valid and marketable title to the Mortgage Loans free and clear of any Lien, claim or encumbrance of any Person and (ii) made certain other representations and warranties with respect to the Mortgage Loans, and each of the Depositor and the Trustee intend that the Mortgage Loans (including any Qualified Substitute Mortgage Loans) included in the Trust Fund satisfy such representations and warranties.  The Depositor, for the benefit of the Trustee and the Certificateholders, hereby assigns any rights it has against the Seller with respect to such representations and warranties to the Trustee, and the Seller acknowledges that it has agreed to comply with the provisions of this Section 2.04 in respect of a breach of any of such representations and warranties.

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It is understood and agreed that the representations and warranties set forth in Section 2 of the Mortgage Loan Purchase and Sale Agreement shall survive delivery of the Trustee Mortgage Files and Trustee Credit Files and the sale and assignment of each Mortgage Loan to the Trustee and shall continue throughout the term of this Agreement.  Upon discovery by the Depositor or the Seller of the breach by the Seller of any representation or warranty under the Mortgage Loan Purchase and Sale Agreement in respect of any Mortgage Loan, which materially adversely affects the value of that Mortgage Loan or the interest therein of the Certificateholders (a “Defective Mortgage Loan”) (each of such parties hereby agreeing to give written notice thereof to the Trustee and the other of such parties), the Trustee, or its designee, shall promptly notify the Depositor in writing of such breach and request that the Depositor cure or cause the cure of such breach within 90 days from the earlier of the date that the Depositor discovered or was notified of such breach, and if the Depositor does not cure or cause the cure of such breach in all material respects during such period, the Trustee shall enforce the Seller’s obligation under the Mortgage Loan Purchase and Sale Agreement to repurchase at the Repurchase Price or substitute that Mortgage Loan from the Trust Fund or, other than with respect to a breach of the representation and warranty as to good, valid and marketable title, make an indemnification payment with respect to such Mortgage Loan on or prior to the Determination Date following the expiration of such 90-day period; provided, however, that, in connection with any such breach that could not reasonably have been cured within such 90-day period, the Seller shall be required to repurchase or substitute or make an indemnification payment with respect to the Mortgage Loan no later than 120 days after its discovery or notice of such breach, and provided further, that, if such breach would cause the Mortgage Loan to be other than a “qualified mortgage” (as defined in the Code), then notwithstanding the previous provisions of this paragraph, the Seller shall be required to repurchase or substitute the Defective Mortgage Loan within 60 days from the date the defect was discovered and the Seller shall not have the option to make an indemnification payment with respect to such Mortgage Loan. Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis. The Repurchase Price for the repurchased Mortgage Loan shall be deposited in the Distribution Account, and the Trustee, or its designee, upon receipt of written certification of such deposit, shall release to the Seller the related Trustee Mortgage File and Trustee Credit File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranties, as either party shall furnish to the Trustee and as shall be necessary to vest in such party any Mortgage Loan released pursuant hereto and the Trustee, or its designee, shall have no further responsibility with regard to such Trustee Mortgage File and Trustee Credit File (it being understood that the Trustee shall have no responsibility for determining the sufficiency of such assignment for its intended purpose).  It is understood and agreed that the obligation of the Seller to cure, to cause the cure of or to repurchase or substitute or make an indemnification payment with respect to any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy against such party respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders. Costs and expenses incurred by the Trustee pursuant to this Section 2.04, to the extent not reimbursed by the Seller, shall be reimbursed by the Trust Fund, subject to the limitation in clause (C) of the definition of Available Distribution Amount.

(b)          The Seller indemnifies and holds the Trust Fund, the Trustee, the Master Servicer, the Securities Administrator, the Depositor and each Certificateholder harmless against any and all taxes, claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trust Fund, the Trustee, the Master Servicer, the Securities Administrator, the Depositor and any Certificateholder may sustain in connection with any actions of the Seller relating to a repurchase of a Mortgage Loan other than in compliance with the terms of this Section 2.04 and the Mortgage Loan Purchase and Sale Agreement, to the extent that any such action causes an Adverse REMIC Event.

Section 2.05               Obligations in Respect of Alleged Breach of Originator Representations and Warranties.

(a)           (i)          The Trustee shall be obligated to pursue an action against an Originator in respect of any alleged breach of a representation and warranty set forth in the applicable Purchase Agreement or against the Seller if the Seller has an obligation to cure a breach, repurchase or substitute for or make an indemnification payment with respect to a Mortgage Loan under the Mortgage Loan Purchase and Sale Agreement upon its receipt of (1) (A) written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Senior Certificates, for so long as there is a Controlling Holder under this Agreement or (B) written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates, if there is no Controlling Holder under this Agreement and (2) an agreement by Holders directing the Trustee to take such action to provide in advance to the Trustee funds to pay for any fees, costs and expenses incurred by the Trustee, and to provide any indemnification reasonably requested by the Trustee. The Trustee shall provide notice to the Controlling Holder prior to taking any such action. However, Certificateholders shall not have the right to require the Trustee to pursue any action with respect to any Mortgage Loan as to which a final and binding decision by an arbitrator has already been issued, regardless of the particular claims made. In connection with any such action described in this Section 2.05(a)(i), the Trustee shall seek reimbursement for its fees, costs and expenses from the applicable Originator under the terms of the related Purchase Agreement or from the Seller under the terms of the Mortgage Loan Purchase and Sale Agreement if directed to do so by the Certificateholders that provided such funds to the Trustee pursuant to the agreement described in clause (2) above. If the Trustee recovers any such fees, costs and expenses from the Originator or the Seller, as applicable, the Trustee shall pay such amounts to such Certificateholders. To the extent the Trustee is not reimbursed by the Originator or the Seller, as applicable, or the applicable Certificateholders, the Trustee shall be reimbursed by the Trust Fund, subject to the limitation in clause (C) of the definition of Available Distribution Amount.

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(ii)           In addition, if the Trustee receives written notice, from a Person in a position to have knowledge of the facts and circumstances stated in such notice, of any breach of a representation or warranty regarding a Mortgage Loan made by an Originator or the Seller, which would give rise to an obligation to cure such breach, or repurchase, substitute for or make an indemnification payment with respect to any related Mortgage Loan as described herein, then, unless a final and binding decision by an arbitrator has been issued with respect to such Mortgage Loan, the Trustee in reliance on such notice shall (i) demand that the applicable Originator or the Seller, if the Seller has such an obligation, cure such breach, or repurchase, substitute for or make an indemnification payment with respect to the related Mortgage Loan, and (ii) notify the Certificateholders of the Trustee’s receipt of such notice and of the Trustee’s submission of such demand. If the Originator or Seller, as applicable, responds to the demand within 60 days of the date of the demand, the Trustee will negotiate with such party so long as such party is pursuing negotiations in good faith. If the Originator or Seller does not respond within 60 days of the date of the demand, or if the demand is not resolved within 180 days of such date, then the Trustee will not be required to pursue further action in connection with such demand unless it has received (i) (a) written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Senior Certificates, if there is a Controlling Holder under this Agreement or (b) written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates, if there is no longer a Controlling Holder under this Agreement and (ii) an agreement by Holders directing the Trustee to take such action to provide in advance to the Trustee funds to pay for any fees, costs and expenses incurred by the Trustee, and provide any indemnification reasonably requested by the Trustee. Prior to taking any action at the direction of Certificateholders, the Trustee will notify the Controlling Holder, if any. The Trustee shall seek to recover its fees, costs and expenses from the Originator under the terms of the applicable Purchase Agreement or from the Seller under the terms of the Mortgage Loan Purchase and Sale Agreement if directed to do so by the Certificateholders that provided such funds to the Trustee as described above. If the Trustee recovers any such fees, costs and expenses, it will be obligated to pay such amounts to such Certificateholders. To the extent not reimbursed by the Originator or the Seller, as applicable, or the fees, costs and expenses of applicable Certificateholders, the Trustee shall be reimbursed by the Trust Fund, subject to the limitation in clause (C) of the definition of Available Distribution Amount.

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(b)           (i)         The Master Servicer shall promptly notify the Controlling Holder (if any) and the Trustee of each Mortgage Loan that becomes Delinquent for more than 120 days. The Controlling Holder or, if there is no longer a Controlling Holder, the Trustee, shall engage a third party to review each Mortgage Loan that has been Delinquent for more than 120 days, other than any such Mortgage Loan that was the subject of a previous arbitration proceeding under the related Purchase Agreement or under the Mortgage Loan Purchase and Sale Agreement, to review whether any breaches of the representations and warranties given by an Originator under the related Purchase Agreement have occurred or if the Seller has an obligation to cure a breach, repurchase or substitute for or make an indemnification payment with respect to a Mortgage Loan under the Mortgage Loan Purchase and Sale Agreement. Such third party shall be a recognized third party with experience performing due diligence on residential mortgage loans and shall not be the same party that performed the pre-offering review of the Mortgage Loans. Any such review shall include, at a minimum, a review as to whether the Mortgage Loan was underwritten in accordance with the Originator's underwriting standards in effect at the time of origination, whether the Mortgage Loan was originated in accordance with all applicable laws and regulations, and whether any fraud may have occurred in connection with the origination of the Mortgage Loan. The third party shall report its findings and provide an attestation that its review and report have not been influenced or affected by interested parties. If, as a result of such review, there is evidence that a breach of a representation or warranty may have occurred requiring the Originator or the Seller to cure such breach, repurchase or substitute for or make an indemnification payment with respect to the related Mortgage Loan, then the Controlling Holder or the Trustee, as applicable, will enforce such obligation, including participating in an arbitration proceeding pursuant to the related Purchase Agreement or the Mortgage Loan Purchase and Sale Agreement, if necessary. If the Controlling Holder is the same entity as or an Affiliate of the party against which an enforcement action is to be taken, then the Trustee will enforce the remedy obligation of such party. If the Trustee is obligated to take such an action, the Trustee shall first (i) demand that the applicable Originator or the Seller, if the Seller has such an obligation, cure such breach, or repurchase, substitute for or make an indemnification payment with respect to the related Mortgage Loan, and (ii) notify the Certificateholders of the Trustee’s submission of such demand. If the Originator or Seller, as applicable, responds to the demand within 60 days of the date of the demand, the Trustee will negotiate with such party so long as such party is pursuing negotiations in good faith. If the Originator or Seller does not respond within 60 days of the date of the demand, or if the demand is not resolved within 180 days of such date, then the Trustee will not be required to pursue further action in connection with such demand unless it has received (i) (a) written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Senior Certificates, if there is a Controlling Holder under this Agreement or (b) written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates, if there is no longer a Controlling Holder under this Agreement and (ii) an agreement by Holders directing the Trustee to take such action to provide in advance to the Trustee funds to pay for any fees, costs and expenses incurred by the Trustee, and provide any indemnification reasonably requested by the Trustee. In connection with any such action against an Originator or the Seller, the Trustee shall pursue reimbursement for its fees, costs and expenses from such Originator under the terms of the related Purchase Agreement or from the Seller under the terms of the Mortgage Loan Purchase and Sale Agreement, if directed to do so by the Certificateholders that provided such funds to the Trustee as described above. If the Trustee recovers any such fees, costs and expenses, it will be obligated to pay these amounts to such Certificateholders. To the extent not reimbursed by the Originator or the Seller, as applicable, or the applicable Certificateholders, the Trustee shall be reimbursed by the Trust Fund, subject to the limitation in clause (C) of the definition of Available Distribution Amount.

(ii)          If, as a result of a review of a Mortgage Loan conducted pursuant to Section 2.05(b)(i) above, the Controlling Holder or the Trustee, as applicable, concludes that a breach of a representation or warranty that would require the Originator or the Seller to cure, repurchase or substitute for or make an indemnification payment with respect to the related Mortgage Loan has not occurred, then such party shall notify the Securities Administrator in writing and the Certificateholders shall be notified of this decision and provided details of the review pursuant to a Distribution Date Statement; provided, that the Securities Administrator shall only be required to include such notification and any related details on any Distribution Date Statement to the extent it has received the same. The Certificateholders may direct the Trustee to enforce a remedy obligation despite such a determination by either the Controlling Holder or the Trustee if, within thirty days of notification of the Certificateholders, (i) the Trustee receives written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates and (ii) the Holders directing the Trustee to enforce the remedy obligation agree to provide in advance to the Trustee funds to pay for any costs and expenses incurred by the Trustee and to provide any indemnification reasonably requested by the Trustee. In connection with any such action against an Originator or the Seller, the Trustee shall pursue reimbursement for its fees, costs and expenses from such Originator under the terms of the related Purchase Agreement or from the Seller under the terms of the Mortgage Loan Purchase and Sale Agreement, if directed to do so by the Certificateholders that provided such funds to the Trustee as described above. If the Trustee recovers any such fees, costs and expenses, it will be obligated to pay such amounts to such Certificateholders. To the extent not reimbursed by the originator or the seller, as applicable, or the applicable Certificateholders, the Trustee shall be reimbursed by the Trust Fund, subject to the limitation in clause (C) of the definition of Available Distribution Amount.

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(c)           If an Originator has breached a representation under the related Purchase Agreement stating that a Mortgage Loan is a “qualified mortgage” (as defined in the REMIC Provisions) and the Originator fails to repurchase such non-qualified Mortgage Loan within ninety days from the date the defect was discovered, the Depositor shall use commercially reasonable efforts to sell such Mortgage Loan for its fair market value, as determined by the Depositor and which may be less than its outstanding principal balance, within ninety days from the date the defect was discovered. The Trustee will release the applicable Mortgage Loan upon receipt of the sale price in accordance with the procedures set forth in Section 2.04(a) hereof.

Section 2.06                Intention of Parties.

(a)           Notwithstanding any other provision of this Agreement, it is intended by each of the parties hereto that the conveyance of the Depositor’s right, title and interest in and to property constituting the Trust Fund pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan or other obligation, so that the Trustee shall be the owner of the Trust Fund for the benefit of the holders of the Certificates.

However, in the event that, notwithstanding the intent of the parties, the Trust Fund is held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the Trust Fund, then (a) this Agreement shall constitute a security agreement, and (b) the conveyance provided for in Section 2.01 shall be deemed to be a grant by the Depositor to the Trustee of, and the Depositor hereby grants to the Trustee, to secure all of the Depositor’s obligations hereunder, a security interest in all of the Depositor’s right, title, and interest, whether now owned or hereafter acquired, in and to (i) the Mortgage Loans, (ii) all other property in the Trust Fund, (iii) all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property, letter of credit rights, letters of credit, money, and oil, gas, and other minerals, consisting of, arising from, or relating to, any of the foregoing, and (iv) all proceeds of the foregoing.

(b)           The Depositor shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.  The Depositor will, at its own expense, make all initial filings on or about the Closing Date and shall forward a copy of such filing or filings to the Trustee.  Without limiting the generality of the foregoing, the Depositor shall prepare and forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the relevant UCC to perfect the Trustee’s security interest in the Trust Fund, including without limitation (i) continuation statements, and (ii) such other statements as may be occasioned by (A) any change of name of the Seller, the Depositor or the Trustee, (B) any change of location of the Seller or the Depositor, or (C) any change under the relevant UCC or other applicable laws.  Neither of the Seller nor the Depositor shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under the laws of an additional jurisdiction) without giving 30 days prior written notice of such action to its immediate and intermediate transferee, including the Trustee.  Before effecting such change, the Seller or the Depositor proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate and mediate transferees, including the Trustee, in the Mortgage Loans.  In connection with the transactions contemplated by this Agreement, each of the Seller and the Depositor authorizes its immediate or mediate transferee to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in this paragraph (b).

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Section 2.07              Controlling Holder Assumption of Purchase Agreement and Servicing Agreement Rights.

(a)            [Reserved].

(b)            By its purchase of the applicable Class of Subordinate Certificates, the Controlling Holder assumes the rights and all related responsibilities of the Trustee as “Purchaser” under each Purchase Agreement and Servicing Agreement as set forth in the “Controlling Holder Rights” section of each applicable Acknowledgement, and shall be entitled to exercise such rights in its sole discretion. The Depositor, the Controlling Holder and each other Certificateholder, by its acceptance of any Certificate or any beneficial ownership interest therein, each acknowledges and agrees that (i) the Controlling Holder may exercise such rights in such a manner that may not be in the best interests of all of the Certificateholders, (ii) none of the Master Servicer, the Securities Administrator or the Trustee shall have any liability with respect to any acts or omissions of the Controlling Holder in the exercise of such rights, and (iii) none of the Master Servicer, the Securities Administrator or the Trustee shall have any duty or obligation to exercise any such rights in the place or stead of the Controlling Holder (so long as there is a Controlling Holder) or to monitor or oversee the exercise of any such rights by the Controlling Holder. The Controlling Holder agrees that it shall exercise its rights in such a manner as will maximize returns to all Classes of Certificateholders taken as a whole.

(c)            Each of the Master Servicer, the Securities Administrator and the Trustee shall cooperate with the Controlling Holder as may be reasonably necessary for the Controlling Holder to exercise its rights hereunder and under the Purchase Agreements and the Servicing Agreements; provided, however, that, except as otherwise provided in Section 2.05, the Trustee shall not be required to take any legal action or participate in or facilitate any arbitration proceeding or other litigation relating to the Mortgage Loans or the obligations of the Originators or Servicers with respect thereto unless and until it is directed in writing by the Controlling Holder and it is assured of the recovery of its expenses from the Controlling Holder.

(d)            The Controlling Holder shall indemnify each of the Master Servicer, the Securities Administrator and the Trustee and hold it harmless from and against any claim, loss, liability, damage, cost or expense (including, without limitation, reasonable legal fees and expenses) incurred or expended by the Master Servicer, the Securities Administrator or the Trustee (without negligence or willful misconduct on the part of the Master Servicer, the Securities Administrator or the Trustee) with respect to claims of a third party arising from any act or omission of the Controlling Holder in the exercise of its rights as Controlling Holder hereunder and under the Purchase Agreements and the Servicing Agreements.

(e)            If the Controlling Holder transfers its ownership interest in any Class of Certificates in a manner resulting in there being no Controlling Holder under this Agreement or a change in the Controlling Holder, it shall so notify the Master Servicer, the Securities Administrator and the Trustee. If the Depositor has actual knowledge of a change in Controlling Holder or that there is no Controlling Holder under this Agreement, it shall so notify the Master Servicer, the Securities Administrator and the Trustee.

Section 2.08           Obligations in Respect of Proposed Eminent Domain Mortgage Loan Acquisition

(a)            The Master Servicer or the Trustee shall promptly notify the Controlling Holder (if any), and the Master Servicer or the Trustee, as applicable, if it has received notice that any governmental entity intends to acquire a Mortgage Loan through the exercise of its power of eminent domain. The Controlling Holder shall obtain or cause to be obtained or, if there is no longer a Controlling Holder, the Trustee shall cause the related Servicer to obtain, a valuation on the related property in the form of a broker’s price opinion or another valuation method that it deems appropriate. The Controlling Holder, if any, may also engage a third party to review each such Mortgage Loan to determine whether the payment offered by such governmental entity for the Mortgage Loan is the fair market value (the “Fair Value”) of such Mortgage Loan. Any such third party reviewer must be a recognized third party with experience performing valuations of residential mortgage loans. The Controlling Holder, if any, also may engage legal counsel to assess the legality of such governmental entity’s proposed exercise of its power of eminent domain to acquire the Mortgage Loan to determine whether there are bona fide legal grounds for contesting such acquisition (without regard to issues relating to the amount of compensation to be paid) (each such determination referred to herein as a “legality determination”). If, as a result of such review, the Controlling Holder determines that the offered payment does not constitute the Fair Value of the Mortgage Loan or that there may be bona fide legal grounds to contest such proposed acquisition, then the Controlling Holder may contest such acquisition through appropriate legal proceedings.

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(b)            If, as a result of a review conducted pursuant to Section 2.08(a) above, the Controlling Holder concludes that it will not contest the proposed acquisition, then the Controlling Holder shall notify the Securities Administrator and the Trustee in writing and the Securities Administrator shall notify the Certificateholders of this decision and provide details of the review pursuant to a Distribution Date Statement; provided, that the Securities Administrator shall only be required to include such notification and any related details on any Distribution Date Statement to the extent it has received the same. After such notification has been delivered, notwithstanding such a determination by the Controlling Holder, the Certificateholders may direct the Trustee to contest an acquisition of a Mortgage Loan through exercise of the power of eminent domain, or the amount of the offered payment for such Mortgage Loan, if, within thirty days of notification of the Certificateholders, (i) the Trustee receives written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates and (ii) the Holders directing the Trustee to take such action agree to provide in advance to the Trustee funds to pay for any fees, costs and expenses incurred by the Trustee and to provide any indemnification reasonably requested by the Trustee. In connection with any such action, the Trustee shall pursue reimbursement for its fees, costs and expenses from the governmental entity, if directed to do so by the Certificateholders that provided such funds to the Trustee as described above. If the Trustee recovers any such fees, costs and expenses, it shall be obligated to pay such amounts to such Certificateholders unless the Certificateholders directing the Trustee have not satisfied their obligations to pay the fees, costs, expenses and indemnities of the Trustee in taking such action, in which case such amounts shall be retained by the Trustee for such purposes. To the extent not reimbursed by the governmental entity or the Certificateholders, the Trustee shall be reimbursed by the Trust Fund for any costs incurred by it in connection with the performance of such duties, subject to the limitation in clause (C) of the definition of Available Distribution Amount.

(c)            If there is no longer a Controlling Holder, the Trustee shall notify the Certificateholders that it has received notice that a governmental entity intends to acquire a Mortgage Loan through the exercise of its power of eminent domain and of the results of the valuation on the related property obtained. The Trustee shall take such other actions with respect to the action of the governmental authority as are consistent with the instructions of the Certificateholders, provided the Trustee shall have no duty or obligation to take such actions except (i) in accordance with the written direction by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates and (ii) an agreement by Holders directing the Trustee to take such action to provide in advance to the Trustee funds to pay for any fees, costs and expenses incurred by the Trustee, and provide any indemnification reasonably requested by the Trustee. In connection with any such action, the Trustee shall pursue reimbursement for its fees, costs and expenses from such governmental entity if directed to do so by the Certificateholders that provided such funds to the Trustee as described above. If the Trustee recovers any such fees, costs and expenses, it shall be obligated to reimburse such amounts to such Certificateholders unless the Certificateholders directing the Trustee have not satisfied their obligations to pay the fees, costs, expenses and indemnities of the Trustee in taking such action, in which case such amounts shall be retained by the Trustee for such purposes. To the extent not reimbursed by the governmental entity or the Certificateholders, the Trustee shall be reimbursed by the Trust Fund for any costs incurred by it in connection with the performance of such duties, subject to the limitation in clause (C) of the definition of Available Distribution Amount.

For the avoidance of doubt, neither the Controlling Holder nor The trustee shall be liable for any legality determination or determination of Fair Value made as described above, or any actions taken by them with respect to or in reliance on such determinations.

(d)            In performing its duties under this Section 2.08, each of the Controlling Holder and the Trustee may rely upon, and shall be protected in acting or refraining from acting upon, any legality determination by a nationally recognized law firm and any determination of Fair Value by a recognized third party with experience in performing valuations of residential mortgage loans.

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ARTICLE III

THE CERTIFICATES

Section 3.01           The Certificates.

(a)           The Certificates shall be issuable in registered form only and shall be securities governed by Article 8 of the New York UCC.  The Certificates will be evidenced by one or more certificates, ownership of which will be held in the minimum denominations in Certificate Principal Amount or Notional Amount specified in the Preliminary Statement to this Agreement and in integral multiples of $1 in excess thereof, or in the Percentage Interests specified in the Preliminary Statement to this Agreement, as applicable.

(b)           The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer of the Trustee.  Each Certificate shall, on original issue, be authenticated by the Authenticating Agent upon the order of the Depositor upon the sale of the Mortgage Loans to the Trustee as described in Section 2.01.  No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by an authorized officer of the Authenticating Agent, by manual signature, and such certification upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

(c)           The Class B-4, Class B-5, Class R and Class LT-R Certificates are offered and sold in reliance on the exemption from registration under Rule 144A under the Securities Act and shall be issued with the applicable legends set forth in Exhibit A. The Class B-4 and Class B-5 Certificates shall be issued initially as Definitive Certificates and the Class R and Class LT-R Certificates shall be issued only as Definitive Certificates.

Section 3.02           Registration.

The Securities Administrator is hereby appointed, and the Securities Administrator hereby accepts its appointment as, initial Certificate Registrar in respect of the Certificates and shall maintain books for the registration and for the transfer of Certificates (the “Certificate Register”).  A registration book shall be maintained for the Certificates collectively.  The Certificate Registrar may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Depositor and the Master Servicer. The Trustee may at any time remove the Certificate Registrar by giving written notice of such removal to such Certificate Registrar, the Depositor and the Master Servicer. Upon receiving a notice of resignation or upon such a removal, the Trustee may appoint a bank or trust company to act as successor certificate registrar, shall give written notice of such appointment to the Depositor and the Master Servicer and shall mail notice of such appointment to all Holders of Certificates. Any successor certificate registrar upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Certificate Registrar. The Certificate Registrar may appoint, by a written instrument delivered to the Holders and the Master Servicer, any bank or trust company to act as co-registrar under such conditions as the Certificate Registrar may prescribe; provided, however, that the Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.

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Section 3.03           Transfer and Exchange of Certificates.

(a)           A Certificate (other than Book-Entry Certificates which shall be subject to Section 3.09 hereof) may be transferred by the Holder thereof only upon presentation and surrender of such Certificate at the office of the Certificate Registrar duly endorsed or accompanied by an assignment duly executed by such Holder or his duly authorized attorney in such form as shall be satisfactory to the Certificate Registrar.  Upon the transfer of any Certificate in accordance with the preceding sentence, the Trustee shall execute, and the Authenticating Agent shall authenticate and deliver to the transferee, one or more new Certificates of the same Class and evidencing, in the aggregate, the same aggregate Certificate Principal Amount (or Notional Amount) as the Certificate being transferred.  No service charge shall be made to a Certificateholder for any registration of transfer of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer of Certificates.

(b)           A Certificate may be exchanged by the Holder thereof for any number of new Certificates of the same Class, in authorized denominations, representing in the aggregate the same Certificate Principal Amount (or Notional Amount) as the Certificate surrendered, upon surrender of the Certificate to be exchanged at the office of the Certificate Registrar duly endorsed or accompanied by a written instrument of transfer duly executed by such Holder or his duly authorized attorney in such form as is satisfactory to the Certificate Registrar.  Certificates delivered upon any such exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Certificates surrendered.  No service charge shall be made to a Certificateholder for any exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.  Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Authenticating Agent shall authenticate, date and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

(c)           By acceptance of a Restricted Certificate, whether upon original issuance or subsequent transfer, each Holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth thereon and agrees that it will transfer such a Certificate only as provided herein.

The following restrictions shall apply with respect to the transfer and registration of transfer of a Restricted Certificate to a transferee that takes delivery in the form of a Definitive Certificate:

(i)           The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is (x) to the Depositor or an affiliate (as defined in Rule 405 under the Securities Act) of the Depositor or (y) being made to a “qualified institutional buyer” (a “QIB”) as defined in Rule 144A under the Securities Act by a transferor that has provided the Certificate Registrar with a certificate in the form of Exhibit E-1 hereto and has furnished to the Certificate Registrar a certificate of the transferee in the form of Exhibit E-2 hereto; and

(ii)           The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is being made to an “accredited investor” under Rule 501(a)(1), (2), (3) or (7) under the Securities Act, or to any Person all of the equity owners in which are such accredited investors, by a transferor who furnishes to the Certificate Registrar a letter of the transferee substantially in the form of Exhibit F hereto.

(d) (i) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person or shall be effective unless the Certificate Registrar, on behalf of the Securities Administrator, has received (A) a certificate substantially in the form of Exhibit G hereto (or Exhibit B, in the case of a Residual Certificate) from such transferee or (B) in the case of an ERISA-Restricted Certificate that is not a Residual Certificate, an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that the purchase and holding of such a Certificate will not constitute or result in prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken in this Agreement; provided, however, that the Certificate Registrar will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Certificate Registrar has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate (other than a Residual Certificate) by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under Title I of ERISA or Section 4975 of the Code.  Each Transferee of an ERISA-Restricted Certificate that is a Book-Entry Certificate shall be deemed to have made the representations set forth in Exhibit G.  The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator.

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Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.  The Certificate Registrar shall have no obligation to monitor transfers of Book-Entry Certificates that are ERISA-Restricted Certificates and shall have no liability for transfers of such Certificates in violation of the transfer restrictions.  The Certificate Registrar shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 3.03(d) and none of the Securities Administrator, the Trustee or the Paying Agent shall have any liability for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Certificate Registrar in accordance with the foregoing requirements.  The Securities Administrator, on behalf of the Trustee, shall be entitled, but not obligated, to recover from any Holder of any ERISA-Restricted Certificate that was in fact a Plan or a Person acting on behalf of, or an entity holding “plan assets” of, a Plan any payments made on such ERISA-Restricted Certificate at and after either such time.  Any such payments so recovered by the Securities Administrator shall be paid and delivered by the Securities Administrator to the last preceding Holder of such Certificate that is not such a Plan or Person acting on behalf of, or an entity holding “plan assets” of, a Plan.

(ii) If any ERISA-Restricted Certificate, or any interest therein, is acquired or held in violation of the provisions of the preceding two paragraphs, then upon receipt by the Certificate Registrar of written notice that the registration of transfer of such ERISA-Restricted Certificate was not permitted by this Section 3.03(d), the next preceding permitted beneficial owner will be treated as the beneficial owner of that ERISA-Restricted Certificate, retroactive to the date of transfer to the purported beneficial owner.  Any purported beneficial owner whose acquisition or holding of an ERISA-Restricted Certificate, or interest therein, was effected in violation of the provisions of the preceding paragraph shall indemnify to the extent permitted by law and hold harmless the Depositor and the Certificate Registrar from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(e)           As a condition of the registration of transfer or exchange of any Certificate, the Certificate Registrar may require the certified taxpayer identification number of the owner of the Certificate and the payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith; provided, however, that the Certificate Registrar shall have no obligation to require such payment or to determine whether or not any such tax or charge may be applicable.  No service charge shall be made to the Certificateholder for any registration, transfer or exchange of a Certificate.

(f)           Notwithstanding anything to the contrary contained herein, no Residual Certificate may be owned, pledged or transferred, directly or indirectly, by or to (i) a Disqualified Organization or (ii) an individual, corporation or partnership or other person unless such person is (A) not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code (any such person who is not covered by clause (A) or (B) above is referred to herein as a “Non-permitted Foreign Holder”).

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Prior to and as a condition of the registration of any transfer, sale or other disposition of a Residual Certificate, the proposed transferee shall deliver to the Certificate Registrar, on behalf of the Trustee, an affidavit in substantially the form attached hereto as Exhibit B representing and warranting, among other things, that such transferee is neither a Disqualified Organization, an agent or nominee acting on behalf of a Disqualified Organization, nor a Non-permitted Foreign Holder (any such transferee, a “Permitted Transferee”), and the proposed transferor shall deliver to the Certificate Registrar an affidavit in substantially the form attached hereto as Exhibit C.  In addition, the Certificate Registrar may (but shall have no obligation to) require, prior to and as a condition of any such transfer, the delivery by the proposed transferee of an Opinion of Counsel, addressed to the Certificate Registrar and the Depositor, that such proposed transferee or, if the proposed transferee is an agent or nominee, the proposed beneficial owner, is not a Disqualified Organization, agent or nominee thereof, or a Non-permitted Foreign Holder.  Notwithstanding the registration in the Certificate Register of any transfer, sale, or other disposition of a Residual Certificate to a Disqualified Organization, an agent or nominee thereof, or Non-permitted Foreign Holder, such registration shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate.  The Depositor, the Certificate Registrar, the Trustee, the Securities Administrator and the Paying Agent shall be under no liability to any Person for any registration or transfer of a Residual Certificate to a Disqualified Organization, agent or nominee thereof or Non-permitted Foreign Holder or for the Paying Agent making any payments due on such Residual Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement, so long as the transfer was effected in accordance with this Section 3.03(f), unless a Responsible Officer of the Certificate Registrar shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is a Disqualified Organization, or an agent or nominee thereof, or Non-permitted Foreign Holder.  The Certificate Registrar shall be entitled, but not obligated, to recover from any Holder of a Residual Certificate that was a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder at the time it became a Holder or any subsequent time it became a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder, all payments made on such Residual Certificate at and after either such times (and all costs and expenses, including but not limited to attorneys’ fees, incurred in connection therewith).  Any payment (not including any such costs and expenses) so recovered by the Certificate Registrar shall be paid and delivered to the last preceding Holder of such Residual Certificate.

If any purported transferee shall become a registered Holder of a Residual Certificate in violation of the provisions of this Section 3.03(f), then upon receipt by the Certificate Registrar of written notice that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 3.03(f), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Residual Certificate.  The Depositor, the Certificate Registrar, the Securities Administrator, the Trustee and the Paying Agent shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 3.03(f), or for the Paying Agent making any payment due on such Certificate to the registered Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit described in the preceding paragraph of this Section 3.03(f).

The following legend shall appear on all Residual Certificates:

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE CERTIFICATE REGISTRAR, ON BEHALF OF THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (D) AN ELECTING LARGE-PARTNERSHIP WITHIN THE MEANING OF SECTION 775 OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C) OR (D) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (E) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND ITS STATUS AS A NON-US PERSON (IF APPLICABLE). NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS [R] [LT-R] CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS [R] [LT-R] CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

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(g)           Each Holder or Certificate Owner of a Restricted Certificate, ERISA-Restricted Certificate or Residual Certificate, or an interest therein, by such Holder’s or Owner’s acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this section.

(h)           Neither the Seller nor the Depositor shall be the Holder of any Subordinate Certificates.

Section 3.04           Cancellation of Certificates.

Any Certificate surrendered for registration of transfer or exchange shall be cancelled and retained in accordance with normal retention policies with respect to cancelled certificates maintained by the Trustee or the Certificate Registrar.

Section 3.05           Replacement of Certificates.

If (i) any Certificate is mutilated and is surrendered to the Certificate Registrar or (ii) the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of written notice to the Certificate Registrar that such destroyed, lost or stolen Certificate has been acquired by a protected purchaser, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Certificate Principal Amount.  Upon the issuance of any new Certificate under this Section 3.05, the Depositor or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee, the Depositor, the Certificate Registrar or the Securities Administrator) connected therewith.  Any replacement Certificate issued pursuant to this Section 3.05 shall constitute complete and indefeasible evidence of ownership in the applicable Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

If after the delivery of such new Certificate, a protected purchaser of the original Certificate in lieu of which such new Certificate was issued presents for payment such original Certificate, the Depositor, the Securities Administrator, the Certificate Registrar, the Paying Agent and the Trustee or any agent shall be entitled to recover such new Certificate from the Person to whom it was delivered or any Person taking therefrom, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Depositor, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Trustee or any agent in connection therewith.

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Section 3.06         Persons Deemed Owners.

Subject to the provisions of Section 3.09 with respect to Book-Entry Certificates, the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Certificate Registrar, the Paying Agent and any agent of any of them shall treat the Person in whose name any Certificate is registered upon the books of the Certificate Registrar as the owner of such Certificate for the purpose of receiving distributions pursuant to Sections 5.01 and 5.02 and for all other purposes whatsoever, and none of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Certificate Registrar, the Paying Agent or any agent of any of them shall be affected by notice to the contrary.

Section 3.07         Temporary Certificates.

(a)           Pending the preparation of definitive Certificates, upon the order of the Depositor, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver temporary Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such variations as the authorized officers executing such Certificates may determine, as evidenced by their execution of such Certificates.

(b)           If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay.  After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Certificate Registrar without charge to the Holder.  Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver in exchange therefor a like aggregate Certificate Principal Amount of definitive Certificates of the same Class in the authorized denominations.  Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates of the same Class.

Section 3.08         Appointment of Paying Agent.

The Trustee may appoint a Paying Agent (which may be the Trustee) for the purpose of making distributions to the Certificateholders hereunder.  The Trustee hereby appoints the Securities Administrator as the initial Paying Agent.  The Trustee shall cause any Paying Agent, other than the Securities Administrator or itself, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee and the Securities Administrator, and the Securities Administrator as initial Paying Agent hereby agrees with the Trustee, that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in an Eligible Account (which shall be the Distribution Account) in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders.  All funds remitted by the Securities Administrator to any such Paying Agent for the purpose of making distributions shall be paid to the Certificateholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Securities Administrator.  If the Paying Agent is not the Securities Administrator, the Securities Administrator shall cause to be remitted to the Paying Agent on or before the Business Day prior to each Distribution Date, by wire transfer in immediately available funds, the funds to be distributed on such Distribution Date. Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers.

Section 3.09         Book-Entry Certificates.

(a)           Each Class of Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates.  The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner’s interest in the Book-Entry Certificates, except as provided in Section 3.09(c).  Unless Definitive Certificates have been issued to Certificate Owners of Book-Entry Certificates pursuant to Section 3.09(c):

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(i)           the provisions of this Section 3.09 shall be in full force and effect;

(ii)          the Certificate Registrar, the Securities Administrator, the Paying Agent and the Trustee shall deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates) as the authorized representatives of the Certificate Owners and the Clearing Agency and shall be responsible for crediting the amount of such distributions to the accounts of such Persons entitled thereto, in accordance with the Clearing Agency’s normal procedures;

(iii)         to the extent that the provisions of this Section 3.09 conflict with any other provisions of this Agreement, the provisions of this Section 3.09 shall control; and

(iv)         the rights of Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants.  Unless and until Definitive Certificates are issued pursuant to Section 3.09(c), the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal of and interest on the Book-Entry Certificates to such Clearing Agency Participants.

(b)         Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.09(c), the Securities Administrator or the Trustee, as the case may be, shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency.

(c)          If (i) (A) the Clearing Agency or the Depositor advises the Paying Agent in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities with respect to the Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor satisfactory to the Depositor and the Paying Agent or (ii) after the occurrence of an Event of Default, Certificate Owners representing beneficial interests aggregating not less than 50% of the Class Principal Amount of a Class of Book-Entry Certificates advise the Paying Agent and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners of a Class of Book-Entry Certificates (each such event, a “Book-Entry Termination”), the Certificate Registrar shall notify the Clearing Agency to effect notification to all Certificate Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners.  Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Certificate Registrar shall issue the Definitive Certificates.  None of the Depositor, the Certificate Registrar, the Securities Administrator, the Paying Agent or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Certificate Registrar, to the extent applicable, with respect to such Definitive Certificates and the Certificate Registrar shall recognize the holders of the Definitive Certificates as Certificateholders hereunder.

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ARTICLE IV

ADMINISTRATION OF THE TRUST FUND

Section 4.01         Custodial Accounts; Distribution Account.

(a)          On or prior to the Closing Date, each Servicer will be required to establish and maintain one or more Custodial Accounts, as provided in the related Servicing Agreements, into which all Scheduled Payments and unscheduled payments with respect to the Mortgage Loans, net of any deductions or reimbursements permitted under the related Servicing Agreement, shall be deposited.  On each Servicer Remittance Date, the Servicers will remit to the Securities Administrator, for deposit into the Distribution Account, all amounts so required to be deposited into such account in accordance with the terms of the related Servicing Agreement.

(b)          The Securities Administrator, as Paying Agent for the Trustee, shall establish and maintain an Eligible Account entitled “Distribution Account of Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee for the benefit of Sequoia Mortgage Trust 2013-1 Holders of Mortgage Pass-Through Certificates.”  The Securities Administrator shall hold the Distribution Account and all money and other property therein in trust for the benefit of the Certificateholders. The Securities Administrator shall, promptly upon receipt from the Servicers on each Servicer Remittance Date, deposit into the Distribution Account and retain on deposit until the related Distribution Date the following amounts:

(i)           the aggregate of collections with respect to the Mortgage Loans remitted by the Servicers from the related Custodial Accounts in accordance with the Servicing Agreements;

(ii)          any amounts required to be deposited by the Master Servicer with respect to the Mortgage Loans for the related Due Period pursuant to this Agreement, including the amount of any Advances or Master Servicer Compensating Interest Payments with respect to the Mortgage Loans not paid by the Servicers or the Servicing Administrator; and

(iii)         any other amounts so required to be deposited in the Distribution Account in the related Due Period pursuant to this Agreement.

(c)          In the event the Master Servicer or a Servicer has remitted in error to the Distribution Account any amount not required to be remitted in accordance with the definition of Available Distribution Amount, it may at any time direct the Securities Administrator to withdraw such amount from the Distribution Account for repayment to the Master Servicer or Servicer, as applicable, by delivery of an Officer’s Certificate to the Securities Administrator and the Trustee which describes the amount deposited in error.

(d)          On each Distribution Date and the final Distribution Date of the Certificates in accordance with Section 7.01, the Securities Administrator, as Paying Agent, shall distribute the Available Distribution Amount to the Certificateholders and any other parties entitled thereto in the amounts and priorities set forth in Section 5.02.  The Securities Administrator may, with the consent of the Depositor, from time to time withdraw from the Distribution Account and pay to itself, the Master Servicer, the Trustee, the Custodian, the Servicers or the Servicing Administrator any amounts permitted to be paid or reimbursed to such Person from funds in the Distribution Account pursuant to clauses (A) and (B) of the definition of Available Distribution Amount.

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(e)          Funds in the Distribution Account for the period from each Servicer Remittance Date to the related Distribution Date shall, if invested, be invested in Eligible Investments selected by the Securities Administrator, which shall mature not later than the Distribution Date and any such Eligible Investment shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the Trustee in trust for the benefit of the Trustee and Holders of the Sequoia Mortgage Trust 2013-1 Certificates. All income and gain realized from any Eligible Investment in the Distribution Account shall be compensation to the Securities Administrator. The Securities Administrator shall deposit the amount of any losses incurred in respect of any such investments out of its own funds, without any right of reimbursement therefor, immediately as realized.

Section 4.02         Reports to Trustee and Certificateholders.

On each Distribution Date, the Securities Administrator shall have prepared and shall make available to the Trustee and each Certificateholder a written report setting forth the following information (on the basis of Mortgage Loan level information obtained from the Master Servicer and the Servicers) (the “Distribution Date Statement”):

(a)           the amount of the distributions, separately identified, with respect to each Class of Certificates;

(b)           the amount of the distributions set forth in clause (a) allocable to principal, separately identifying the aggregate amount of any Principal Prepayments or other unscheduled recoveries of principal included in that amount;

(c)           the amount of the distributions set forth in clause (a) allocable to interest;

(d)           the amount of any unpaid Interest Shortfall, Net Prepayment Interest Shortfalls and Relief Act Shortfalls with respect to each Class of Certificates;

(e)           the Class Principal Amount of each Class of Certificates (other than the Interest-Only Certificates) and the Class Notional Amount of the Interest-Only Certificates, in each case after giving effect to the distribution of principal on that Distribution Date;

(f)            the Aggregate Stated Principal Balance of each Mortgage Pool (separately and in the aggregate) at the beginning and at the end of the related Prepayment Period, the Mortgage Rates (in incremental ranges) and the weighted average remaining term of the Mortgage Loans;

(g)           the aggregate Substitution Amount and the aggregate Repurchase Price deposited into the Distribution Account with respect to the Mortgage Loans, which information may be presented in a footnote;

(h)           the Senior Percentage and the Subordinate Percentage for each Mortgage Pool for the following Distribution Date;

(i)            the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for each Mortgage Pool for the following Distribution Date;

(j)            in the aggregate and with respect to each Mortgage Pool, the amount of the Master Servicing Fee and the Servicing Fee paid to or retained by the Master Servicer and each Servicer, respectively, and the amount of any fees paid to the Securities Administrator, Custodian and the Trustee;

(k)           the aggregate amount of Advances for the related Due Period;

(l)            in the aggregate and with respect to each Mortgage Pool, the number and Stated Principal Balance of the Mortgage Loans that were (A) Delinquent (exclusive of Mortgage Loans in foreclosure) (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, (B) in foreclosure and Delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days and (C) in bankruptcy as of the close of business on the last day of the calendar month preceding that Distribution Date;

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(m)          the amount of cash flow received for such Distribution Date, and the sources thereof;

(n)           for any Mortgage Loan as to which the related Mortgaged Property was an REO Property during the preceding calendar month, the principal balance of such Mortgage Loan as of the close of business on the last day of the related Due Period;

(o)           in the aggregate and with respect to each Mortgage Pool, the aggregate number and principal balance of any REO Properties as of the close of business on the last day of the preceding Due Period;

(p)           in the aggregate and with respect to each Mortgage Pool, the amount of Realized Losses incurred during the preceding calendar month;

(q)           in the aggregate and with respect to each Mortgage Pool, the cumulative amount of Realized Losses incurred since the Closing Date;

(r)           the Realized Losses, if any, allocated to each Class of Certificates on that Distribution Date;

(s)           the Certificate Interest Rate for each Class of Certificates, the Net WAC Rate for each Mortgage Pool and the Aggregate Net WAC Rate for that Distribution Date;

(t)            the amount of any Principal Transfer Amounts or Interest Transfer Amounts paid to an Undercollateralized Group;

(u)          any Servicing Modifications with respect to any Mortgage Loan during the related Due Period;

(v)           the applicable Record Date, Accrual Period and calculation date for each Class of Certificates and such Distribution Date;

(w)          the amount on deposit in the Distribution Account as of such Distribution Date (after giving effect to distributions on such date) and as of the prior Distribution Date;

(x)           the nature of any material breach of a representation and warranty relating to the characteristics of the Mortgage Loans or any transaction covenants;

(y)          in the aggregate and with respect to each Mortgage Pool, the amount of Advances and Servicing Advances reimbursed during the related Due Period;

(z)           in the aggregate and with respect to each Mortgage Pool, the amount of any Subsequent Recoveries;

(aa)         in the aggregate and with respect to each Mortgage Pool, the amount of any fees, charges and costs paid or reimbursed to the Master Servicer and the Custodian from the Distribution Account pursuant to this Agreement or the Custodial Agreement;

(bb)        in the aggregate and with respect to each Mortgage Pool, the amounts of any Master Servicer Compensating Interest Payments and Servicer Compensating Interest Payments for such Distribution Date;

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(cc)         whether the Step-Down Test has been satisfied for such Distribution Date;

(dd)        the status and outcome of the Mortgage Loan review conducted pursuant to Section 2.05(b); and

(ee)         the status and outcome of the review conducted pursuant to Section 2.08(b), as reported to the Securities Administrator.

On each Distribution Date, the Securities Administrator shall provide Bloomberg Financial Markets, L.P. (“Bloomberg”) CUSIP level factors for each Class of Offered Certificates as of such Distribution Date, using a format and media mutually acceptable to the Securities Administrator and Bloomberg.

In addition to the information listed above, such Distribution Date Statement shall also include such other information as is required to be reported on Form 10-D by Item 1121(a) and (b) (§229.1121) of Regulation AB.

The Securities Administrator shall make such reports, any Form 10-K's and Form 10-D's relating to the Certificates filed under the Exchange Act and such other loan level information as the Depositor and the Securities Administrator shall agree available each month via the Securities Administrator’s website at http://www.ctslink.com. Assistance in using the website may be obtained by calling the Securities Administrator’s customer service desk at 1-866-846-4526. Certificateholders and other parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by contacting the Securities Administrator and indicating such. In preparing or furnishing the foregoing information to the Certificateholders, the Securities Administrator shall be entitled to rely conclusively on the accuracy of the information or data regarding the Mortgage Loans and the related REO Properties that has been provided to the Securities Administrator by the Master Servicer and the Servicers, and the Securities Administrator shall not be obligated to verify, recompute, reconcile or recalculate any such information or data.

Upon request, within a reasonable period of time after the end of each calendar year, the Securities Administrator shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information listed above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.  Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code as from time to time in effect.

Upon the reasonable advance written request of any Certificateholder that is a savings and loan, bank or insurance company (which request, if received by the Trustee or the Certificate Registrar, shall be promptly forwarded to the Securities Administrator), the Securities Administrator shall provide, or cause to be provided (or, to the extent that such information or documentation is not required to be provided by a Servicer under the applicable Servicing Agreement, shall use reasonable efforts to obtain such information and documentation from such Servicer, and provide) to such Certificateholders such reports and access to information and documentation regarding the Mortgage Loans as such Certificateholders may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to an investment in the Certificates; provided, however, that (i) such Certificateholders shall pay in advance for the Securities Administrator’s actual expenses incurred in providing such reports and access and such expenses shall not be paid by the Trust Fund and (ii) the Securities Administrator shall provide such information and documentation only to the extent that the Securities Administrator would not be in violation of any applicable privacy laws.

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Section 4.03         Rule 17g-5 Compliance.

(a)          The Rule 17g-5 Information Provider shall, upon receipt of an NRSRO certification in the form of Exhibit O, make available on its Rule 17g-5 Website solely to the Depositor, each Rating Agency and to any NRSRO the following items, but only to the extent such items are delivered to it by electronic mail to rmbs17g5informationprovider@wellsfargo.com, specifically with a subject reference of “SEMT 2013-1” and an identification of the type of information being provided in the body of such notice, or any other delivery method established or approved by the Rule 17g-5 Information Provider if or as may be necessary or beneficial:

(i)	any Rating Agency Information provided to the Rule 17g-5 Information Provider in accordance with Sections 6.06, 6.07, 6.14, 9.01, 9.02, 11.03 and 11.12 of this Agreement, as well as reports prepared in accordance with Sections 6.21, 6.22, 6.23 and 6.24 (provided that the Rule 17g-5 Information Provider shall not be required to post to its Rule 17g-5 Website any such information previously posted to and available on the Securities Administrator’s website);

(ii)	any notice of any amendment that modifies the procedures herein relating to Exchange Act Rule 17g-5 pursuant to this Agreement; and

(iii)	a summary of any oral conversation with a Rating Agency regarding any Mortgage Loan, any Mortgaged Property or any REO Property, to the extent required to be provided pursuant to Rule 17g-5.

The foregoing information shall be made available by the Rule 17g-5 Information Provider on its Rule 17g-5 Website. Such information shall be posted to the Rule 17g-5 Website on the same Business Day as it is received, provided that such information is received by 12:00 p.m. (eastern time) or, if received after 12:00 p.m., on the next Business Day. The Rule 17g-5 Information Provider shall have no obligation or duty to verify, confirm or otherwise determine whether the information being delivered is accurate, complete, conforms to the requirements of this Agreement, or otherwise is or is not anything other than what it purports to be. The Rule 17g-5 Information Provider shall not be deemed to have obtained actual knowledge of any information by virtue of the receipt and posting of such information to the Rule 17g-5 Website. Further, notwithstanding anything to the contrary herein, in the event the Depositor determines that any information previously posted to the Rule 17g-5 Website should not have been posted thereto pursuant to the terms of this Agreement, the Depositor shall direct the Rule 17g-5 Information Provider in writing to remove such information from the Rule 17g-5 Website, such written notice to specify the information to be so removed. The Rule 17g-5 Information Provider (i) shall have no obligation or duty to verify, confirm or otherwise determine the accuracy of the information contained in such written direction, (ii) shall be entitled to rely fully upon such written direction and (iii) shall not be held liable in connection with removing any such information from the Rule 17g-5 Website upon the receipt of such written direction.

The Rule 17g-5 Information Provider shall provide a mechanism to notify any party that has submitted an NRSRO Certification each time the Rule 17g-5 Information Provider posts an additional document to the Rule 17g-5 Website.

In connection with providing access to the Rule 17g-5 Website, the Rule 17g-5 Information Provider may require registration and the acceptance of a disclaimer. The Rule 17g-5 Information Provider shall not be liable for the dissemination of information in accordance with the terms of this Agreement, makes no representations or warranties as to the accuracy or completeness of such information being made available, has no obligation to review such information, and assumes no responsibility for such information. The Rule 17g-5 Information Provider shall not be liable for its failure to make any information available to each Rating Agency or NRSROs unless such information was delivered to the Rule 17g-5 Information Provider at the email address specified in writing to the Depositor, with a subject heading of “SEMT 2013-1” and sufficient detail to indicate that such information is required to be posted on the Rule 17g-5 Website.

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If any NRSRO that has previously submitted an NRSRO Certification and whose NRSRO Certification has been accepted, notifies the Rule 17g-5 Information Provider that it is unable to access information posted to the Rule 17g-5 Website and such access issue is determined to be the result of a problem with the Rule 17g-5 Website, if such access issue is not resolved within one Business Day of such determination, the Rule 17g-5 Information Provider shall so notify the Depositor.

(b)          Each of the Master Servicer and the Trustee hereby agrees that, except as otherwise expressly permitted herein, it shall not communicate with (including verbally) or provide information to a Rating Agency without the prior consent of and consultation with the Depositor, and that any permitted communication by it to a Rating Agency will be made by it only in the manner prescribed by the procedures established by the Depositor to ensure compliance with Rule 17g-5 under the Exchange Act, including to the extent set forth herein, providing any such communications to the Depositor for posting on the Rule 17g-5 Website pursuant to this Section 4.03 prior to communicating with such Rating Agency.

Section 4.04         Rule 15Ga-1 Compliance.

(a)           To the extent a Responsible Officer of the Master Servicer receives a demand for the repurchase or substitution of a Mortgage Loan based on a breach of a representation or warranty made by the Seller or the Originator of such Mortgage Loan (each, a “Demand”), the Master Servicer agrees (i) if such Demand is in writing, promptly to forward such Demand to the Trustee, and (ii) if such Demand is oral, to instruct the requesting party to submit such Demand in writing to the Trustee. To the extent a Responsible Officer of the Trustee receives a Demand, it shall provide the Depositor with prompt written notice of such Demand.

(b)          In connection with the repurchase or substitution of a Mortgage Loan pursuant to a Demand, any dispute with respect to a Demand, or the withdrawal or final rejection of a Demand (i) the Master Servicer agrees, to the extent a Responsible Officer of the Master Servicer has actual knowledge thereof, promptly to notify the Trustee in writing, and (ii) the Trustee agrees, to the extent a Responsible Officer of the Trustee has actual knowledge thereof, promptly to notify the Depositor in writing.

(c)           With respect to Rule 15Ga-1 of the Exchange Act, to the extent in its possession, the Trustee shall provide the Depositor with any applicable information relating to a Demand (the “Rule 15Ga-1 Information”) in a timely manner so as to enable the Depositor to meet its reporting obligations under Rule 15Ga-1. The Depositor shall be entitled conclusively to rely on the Rule 15Ga-1 Information provided to it by the Trustee in connection with the compilation by the Depositor of the Rule 15Ga-1 Information required to be reported on Form 10-D. For the avoidance of doubt, the Depositor shall have sole responsibility for compiling the Rule 15Ga-1 Information required to be reported on Form 10-D, and the Securities Administrator shall be entitled conclusively to rely on any Rule 15Ga-1 Information provided to it by the Depositor for inclusion on each Form 10-D. Other than with respect to the obligations of the Trustee in this Section 4.04, the Trustee shall have no responsibility or liability in connection with any filing required to be made by the Depositor pursuant to Rule 15Ga-1 of the Exchange Act.

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ARTICLE V

DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

Section 5.01         Distributions Generally.

(a)           Subject to Section 7.01 respecting the final distribution on the Certificates, on each Distribution Date the Paying Agent on behalf of the Trustee shall make distributions to holders of Certificates as of the related Record Date in accordance with this Article V.  Such distributions shall be made by check mailed to each Certificateholder’s address as it appears on the Certificate Register of the Certificate Registrar or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000, or in the case of any Residual Certificate, a Percentage Interest of not less than 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Certificate Registrar’s Corporate Trust Office; provided, further, that the foregoing provisions shall not apply to any Class of Certificates as long as such Certificate remains a Book-Entry Certificate in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Wire transfers will be made at the expense of the Holder requesting such wire transfer by deducting a wire transfer fee from the related distribution.  Notwithstanding such final payment of principal of any of the Certificates, each Certificate will remain outstanding until the termination of each REMIC and the payment in full of all other amounts due with respect to the Certificates and at such time such final payment in retirement of any Certificate will be made only upon presentation and surrender of such Certificate at the Certificate Registrar’s Corporate Trust Office.  If any payment required to be made on the Certificates is to be made on a day that is not a Business Day, then such payment will be made on the next succeeding Business Day.

(b)           All distributions or allocations made with respect to the Certificateholders within each Class on each Distribution Date shall be allocated among the outstanding Certificates in such Class equally in proportion to their respective initial Class Principal Amounts or initial Class Notional Amounts (or Percentage Interests).

Section 5.02         Distributions From the Distribution Account.

(a)           Subject to Sections 5.02(b), (h) and (i), on each Distribution Date, the Available Distribution Amount for the related Mortgage Pool (in the case of the Senior Certificates) and for the Mortgage Pools in the aggregate (in the case of the Subordinate Certificates), to the extent received by the Securities Administrator, shall be withdrawn by the Paying Agent from funds in the Distribution Account and allocated among the Classes of Senior Certificates and Subordinate Certificates in the following order of priority:

(i)            from the Available Distribution Amount for Pool 1, pro rata, to the Class 1-A1 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, and to the Class 1-AX Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls;

(ii)           from the Available Distribution Amount for Pool 1 remaining after application of priority (i) above,  to the Class 1-A1 Certificates, the related Senior Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(iii)          from the Available Distribution Amount for Pool 2, pro rata, to the Class 2-A1 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, and to the Class 2-AX Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls;

(iv)          from the Available Distribution Amount for Pool 2 remaining after application of priority (iii) above,  to the Class 2-A1 Certificates, the related Senior Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(v)          from the remaining Available Distribution Amount for Pool 1 and Pool 2 in the aggregate remaining after application of priorities, (i), (ii), (iii) and (iv) above, in the following order of priority:

(1)  to the Class B-1 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

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(2)  to the Class B-1 Certificates, such Class’s Subordinate Class Percentage of the aggregate Subordinate Principal Distribution Amounts for each of Pool 1 and Pool 2 payable to such Class on such date, until its Class Principal Amount has been reduced to zero;

(3)  to the Class B-2 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(4)  to the Class B-2 Certificates, such Class’s Subordinate Class Percentage of the aggregate Subordinate Principal Distribution Amounts for each of Pool 1 and Pool 2 payable to such Class on such date, until its Class Principal Amount has been reduced to zero;

(5)  to the Class B-3 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(6)  to the Class B-3 Certificates, such Class’s Subordinate Class Percentage of the aggregate Subordinate Principal Distribution Amounts for each of Pool 1 and Pool 2 payable to such Class on such date, until its Class Principal Amount has been reduced to zero;

(7)  to the Class B-4 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(8)  to the Class B-4 Certificates, such Class’s Subordinate Class Percentage of the aggregate Subordinate Principal Distribution Amounts for each of Pool 1 and Pool 2 payable to such Class on such date, until its Class Principal Amount has been reduced to zero;

(9)  to the Class B-5 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(10)  to the Class B-5 Certificates, such Class’s Subordinate Class Percentage of the aggregate Subordinate Principal Distribution Amounts for each of Pool 1 and Pool 2 payable to such Class on such date, until its Class Principal Amount has been reduced to zero; and

(vi)          To the Class LT-R Certificates and the Class R Certificates, any remaining amount of the Available Distribution Amount allocated as provided in Section 5.02(d).

(b)          Notwithstanding the priority of distributions set forth in Section 5.02(a), on each Distribution Date on and after the Credit Support Depletion Date, the Available Distribution Amount for Pool 1 and Pool 2 shall be combined and distributed to the remaining Classes of Pool 1 and Pool 2 Certificates, first, to pay the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, concurrently on a pro rata basis (based on the amount of Current Interest payable to each such Class); second, to pay principal on a pro rata basis (based on the Class Principal Amount of each such Class); and third, to the Class R and Class LT-R Certificates, any remaining Available Distribution Amount from Pool 1 and Pool 2 (in the aggregate) allocated as provided in Section 5.02(d).

(c)          Notwithstanding the priority and allocation set forth in Section 5.02(a), if with respect to any Class of Subordinate Certificates other than the Class B-1 Certificates on any Distribution Date the sum of the Class Subordination Percentages of such Class and of all other Classes of Subordinate Certificates which have a lower payment priority than such Class is less than the Original Applicable Credit Support Percentage for such Class, no distribution of principal shall be made to any such Classes. The Subordinate Principal Distribution Amount shall be allocated among the Classes of Subordinate Certificates having higher payment priorities than such Class, pro rata, based on the Class Principal Amounts of the respective Classes immediately prior to such Distribution Date and shall be distributed in the sequential order provided in Section 5.02(a) above.

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(d)           Amounts distributed to the Residual Certificates pursuant to Section 5.02(a)(vi) on any Distribution Date shall be allocated among the REMIC residual interests represented thereby such that each such interest is allocated the excess of funds available to the related REMIC over required distributions to the regular interests in such REMIC on such Distribution Date; provided, however, that the Class LT-R Interest shall be entitled to any amounts representing net gain resulting from the sale of any REO Properties or other Liquidation Proceeds due to the Residual Certificates with respect to the Mortgage Loans.

(e)           For purposes of distributions provided in Section 5.02(a), each Mortgage Pool shall “relate” to the Senior Certificates of the applicable related Certificate Group.

(f)           For purposes of distributions of interest in Section 5.02(a) such distributions to a Class of Certificates on any Distribution Date shall be made first, in respect of Current Interest; and second, in respect of Interest Shortfalls.

(g)          Amounts distributed to the Certificates (other than the Class LT-R Certificate) pursuant to this Section shall be deemed to have first been distributed from the Lower Tier REMIC to the Middle Tier REMIC in respect of the Lower Tier REMIC regular interests in accord with the distribution provisions for the Lower Tier REMIC set forth in the Preliminary Statement, and then from the Middle Tier REMIC to the Upper Tier REMIC in respect of the Middle Tier REMIC regular interests in accordance with the distribution provisions for the Middle Tier REMIC set forth in the Preliminary Statement.

(h)          Notwithstanding the priority of distributions set forth in Section 5.02(a), if on any Distribution Date prior to the Credit Support Depletion Date (1) either one of the Rapid Prepayment Conditions is satisfied on such date and (2) the aggregate of the Class Principal Amounts of the Senior Certificates relating to one of the Mortgage Pools has been reduced to zero or will be reduced to zero after giving effect to distributions on such Distribution Date (without giving effect to the provisions of Section this Section 5.02(h) or Section 5.02(i)), then that portion of the Available Distribution Amount for each Mortgage Pool described in Section 5.02(a)(ii) or 5.02(a)(iv), as applicable, that represents principal collections on the Mortgage Loans shall be applied as an additional distribution to the remaining Classes of Senior Certificates in the other Certificate Group, in reduction of, and in proportion to, the Class Principal Amounts thereof.

(i)            If, on any Distribution Date, any Certificate Group would constitute an Undercollateralized Group and the other Certificate Group would constitute an Overcollateralized Group, then notwithstanding Section 5.02(a)(ii) and 5.02(a)(iv), the Available Distribution Amount for an Overcollateralized Group, to the extent remaining following distributions of interest and principal to the related Senior Certificates of that Certificate Group (without giving effect to the provisions of Section 5.02(h) or this Section 5.02 (i)) shall be distributed, up to the sum of the Interest Transfer Amount and the Principal Transfer Amount for the Undercollateralized Group, to the Senior Certificates related to the Undercollateralized Group, in payment of accrued but unpaid interest, if any, and then to such Senior Certificates as principal, in the same order and priority as such Certificates would receive other distributions of principal.

Section 5.03         Allocation of Losses.

(a)           On or prior to each Distribution Date, the Master Servicer shall calculate the aggregate Realized Losses for such Distribution Date based on the information with respect to losses as reported to it by each Servicer.

(b)           On each Distribution Date, the Securities Administrator shall allocate the principal portion of Realized Losses as follows:

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first, to the Classes of Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class B-5 Certificates and ending with the Class B-1 Certificates) until the Class Principal Amount of each such Class is reduced to zero; and

second, in the case of a Mortgage Loan in Pool 1 that sustained such Realized Loss, to the Class 1-A1 Certificates, and in the case of a Mortgage Loan in Pool 2 that sustained such Realized Loss, to the Class 2-A1 Certificates, in each case, until the Class Principal Amount of such Class of Senior Certificates is reduced to zero.

(c)           On each Distribution Date, the Class Principal Amount of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the Certificate Writedown Amount and if no Subordinate Certificates are then outstanding, the Class Principal Amount of the Class 1-A1 or Class 2-A1 Certificates, as applicable, relating to the Mortgage Pool that sustained such losses shall be reduced by the Certificate Writedown Amount.

(d)           Any allocation of a loss pursuant to this section to a Class of Certificates shall be achieved by reducing the Class Principal Amount thereof by the amount of such loss.

(e)           Subsequent Recoveries in respect of the Mortgage Loans in a Mortgage Pool shall be distributed to the Certificates still outstanding, in accordance with Section 5.02, and the Class Principal Amount of each Class of Certificates then outstanding that has been reduced due to application of a Certificate Writedown Amount or Realized Loss relating to such Mortgage Pool (in the case of any Senior Certificates) will be increased, sequentially in order of seniority, by the lesser of (i) the amount of such Subsequent Recovery (reduced by any amounts applied for this purpose to more senior ranking Certificates) and (ii) the Realized Loss amount previously allocated to such Class.

(f)           Realized Losses and any Certificate Writedown Amounts allocated by this Section to a Class of Certificates shall be allocated to the Middle-Tier Interest that corresponds to both such Class of Certificates and to the Pool giving rise to such Realized Losses or Certificate Writedown Amounts, as applicable, and shall reduce the Class Principal Amount of such Middle-Tier Interest by the same amount that the Class Principal Amount of the Corresponding Class of Certificates is reduced pursuant to the provisions of this Section as a result of the Realized Losses or Certificate Writedown Amounts derived from such corresponding Pool. Realized Losses and any Certificate Writedown Amounts shall be allocated to the Lower-Tier Interests in the manner set forth in the definition for Lower-Tier REMIC Realized Losses. Subsequent Recoveries distributed to a Class of Certificates pursuant to the provisions of subsection 5.03(e) shall be deemed to have been distributed to the Middle-Tier Interest that corresponds to both such Class of Certificates and to the Pool giving rise to such Subsequent Recoveries. Such Subsequent Recoveries shall be deemed to have been distributed to the Lower-Tier Interest Z-1 or Z-2 that corresponds to the Pool giving rise to such Subsequent Recoveries. To the extent that the Class Principal Amount of any Class of Certificates has been increased on account of Subsequent Recoveries pursuant to the provisions of subsection 5.03(e), the Class Principal Amount of the corresponding Middle-Tier Interest shall be increased by the same amount that the Class Principal Amount of such Class of Certificates is increased pursuant to the provisions of this Section as a result of the Subsequent Recoveries derived from such Pool and the Class Principal Amount of the Lower-Tier Interests Z-1 and Z-2 shall be increased by the same amount as derives from Pool 1 or Pool 2, respectively.

(g)           Any Class of Certificates, Middle-Tier Interest or Lower-Tier Interest whose Class Principal Amount has been reduced to zero due to the allocation of Realized Losses will nonetheless remain outstanding under this Agreement and will continue to be entitled to receive Subsequent Recoveries until the termination of the Trust Fund; provided, however, that no such Class of Certificates will have voting rights with respect to matters under this Agreement requiring or permitting actions to be taken by any Certificateholders.

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Section 5.04         Servicer Obligations.

In the event of any inconsistency between this Agreement and a Servicing Agreement with respect to obligations of a Servicer, the provisions of the applicable Servicing Agreement shall govern such obligations.

Section 5.05         Advances by Master Servicer.

If any Servicer (other than Cenlar FSB) or the Servicing Administrator fails to remit any Advance required to be funded under the applicable Servicing Agreement, the Master Servicer shall itself fund, or shall cause the successor Servicer or successor Servicing Administrator to fund, such Advance. If the Master Servicer determines that an Advance is required, it shall on the Business Day preceding the related Distribution Date immediately following such Determination Date remit to the Securities Administrator from its own funds (or funds advanced by the applicable Servicer or the Servicing Administrator) for deposit in the Distribution Account immediately available funds in an amount equal to such Advance. The Master Servicer, each Servicer (other than Cenlar FSB) and the Servicing Administrator shall be entitled to be reimbursed for all Advances funded by it. Notwithstanding anything to the contrary herein, in the event the Master Servicer determines in its reasonable judgment that an Advance is nonrecoverable, the Master Servicer shall be under no obligation to make such Advance. If the Master Servicer determines that an Advance is nonrecoverable, it shall, on or prior to the related Distribution Date, deliver an Officer’s Certificate to the Trustee to such effect.

Section 5.06         Master Servicer Compensating Interest Payments.

The amount of the aggregate Master Servicing Fees payable to the Master Servicer in respect of any Distribution Date shall be reduced (but not below zero) by the amount of any Master Servicer Compensating Interest Payment for such Distribution Date. Such amount shall not be treated as an Advance and shall not be reimbursable to the Master Servicer.

ARTICLE VI

CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR; EVENTS OF DEFAULT

Section 6.01         Duties of Trustee and the Securities Administrator.

(a)           The Trustee, except during the continuance of an Event of Default, and the Securities Administrator each undertake to perform their respective duties and only such duties as are specifically set forth in this Agreement.  Any permissive right of the Trustee and the Securities Administrator provided for in this Agreement shall not be construed as a duty of the Trustee or the Securities Administrator, as the case may be. If an Event of Default has occurred and has not otherwise been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs.

(b)           Each of the Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee or the Securities Administrator, as applicable, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished to the Trustee or the Securities Administrator pursuant to this Agreement and shall not be required to recalculate or verify any numerical information furnished to the Trustee or the Securities Administrator pursuant this Agreement.  Subject to the immediately preceding sentence, if any such resolution, certificate, statement, opinion, report, document, order or other instrument is found not to conform to the form required by this Agreement in a material manner the Trustee or the Securities Administrator, as applicable, shall take such action as it deems appropriate to cause the instrument to be corrected, and if the instrument is not corrected to the Trustee’s or the Securities Administrator’s satisfaction, the Trustee or the Securities Administrator, as applicable, will provide notice thereof to the Certificateholders and take such further action as directed by the Certificateholders pursuant to Sections 6.02(d) and 6.02(f).

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(c)           None of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall have any liability arising out of or in connection with this Agreement, except for its negligence or willful misconduct. No provision of this Agreement shall be construed to relieve the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)           The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates as provided in Section 6.18 hereof;

(ii)           For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Holders of the Certificates and this Agreement;

(iii)         For all purposes under this Agreement, except when the Master Servicer is the Securities Administrator, the Securities Administrator shall not be deemed to have notice of any Event of Default (other than resulting from a failure by the Master Servicer to furnish information to the Securities Administrator or payment on a Distribution Date when required to do so) unless a Responsible Officer of the Securities Administrator has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Securities Administrator at the at the address provided in Section 11.07, and such notice references the Holders of the Certificates and this Agreement;

(iv)          No provision of this Agreement shall require the Trustee or the Securities Administrator (regardless of the capacity in which it is acting) to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Depositor, the Master Servicer or any other Person under this Agreement, the Servicing Agreements or the Custodial Agreement; and

(v)           None of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall be responsible for any act or omission of the Master Servicer (other than, in the case of the Securities Administrator, as provided in the next sentence), the Depositor, the Seller, the Servicers, the Custodian or the Controlling Holder. If the Master Servicer is the Securities Administrator, the Securities Administrator shall be responsible for any act or omission of the Master Servicer.

(d)           The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall promptly remit to the applicable Servicer (with a copy to the Master Servicer) upon receipt any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

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(e)           None of the Trustee, the Securities Administrator or the Master Servicer shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, the Securities Administrator or the Master Servicer or exercising any trust or power conferred upon the Trustee, the Securities Administrator or the Master Servicer under this Agreement.

(f)           Neither the Trustee nor the Securities Administrator shall be required to perform services under this Agreement, or to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the timely payment of its fees and expenses or the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer or any Servicer under this Agreement or any Servicing Agreement except, with respect to the Master Servicer, during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

(g)           Except as otherwise provided herein, neither the Trustee nor the Securities Administrator shall have any duty (A) to record, file, or deposit this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to maintain any such recording or filing or depositing or to undertake any rerecording, refiling or redepositing of any thereof, (B) to procure or maintain any insurance, (C) to pay or discharge any tax, assessment, or other governmental charge or penalty or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account, or (D) to confirm or verify the contents of any reports or certificates of the Master Servicer or any Servicer delivered to the Trustee or the Securities Administrator pursuant to this Agreement or any Servicing Agreement believed by the Trustee or the Securities Administrator, as applicable, to be genuine and to have been signed or presented by the proper party or parties.

(h)          None of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, as applicable, unless it shall be proved that the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, as applicable, was negligent in ascertaining the pertinent facts.

(i)            Notwithstanding anything in this Agreement to the contrary, none of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits), even if the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, as applicable, has been advised of the likelihood of such loss or damage and regardless of the form of action.

(j)            Neither the Trustee nor the Securities Administrator (regardless of the capacity in which it is acting) shall be responsible for the acts or omissions of the other, it being understood that this Agreement shall not be construed to render them agents of one another.

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(k)          The duties and obligations of the Trustee, the Securities Administrator, the Paying Agent and the Certificate Registrar shall be determined solely by the express provisions of this Agreement, none of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall be liable except for the performance of its duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar and, in the absence of bad faith on the part of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, as applicable, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to such party that conform to the requirements of this Agreement.

Section 6.02         Certain Matters Affecting the Trustee and the Securities Administrator.

Except as otherwise provided in Section 6.01:

(a)           Before taking or refraining from taking any actions hereunder, each of the Trustee and the Securities Administrator may request, and may rely and shall be protected in acting or refraining from acting upon, any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)           Each of the Trustee and the Securities Administrator may consult with counsel and any advice of its counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(c)           Neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(d)           Unless an Event of Default shall have occurred and be continuing, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by the Holders of at least a majority in Class Principal Amount (or Percentage Interest) of each Class of Certificates or such other percentage specified in Section 2.05 with respect to actions described in Section 2.05; provided, however, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses from the Certificateholders as a condition to proceeding.  Except as otherwise provided in Section 2.05, the reasonable expense thereof shall be paid by the party requesting such investigation and shall not be paid by the Trust Fund; and, provided further, that in the case of an alleged breach of an Originator's representations and warranties, the provisions of Section 2.05 must be satisfied.

(e)           Each of the Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians or attorneys, which agents, custodians or attorneys shall have any and all of the rights, powers, duties and obligations of the Trustee and the Securities Administrator conferred on them by such appointment; provided that each of the Trustee and the Securities Administrator shall continue to be responsible for its duties and obligations hereunder to the extent provided herein; provided further that the Trustee shall not be responsible for the duties and obligations of Wells Fargo Bank, N.A. in its capacity as any of the Custodian, the Paying Agent, the Authenticating Agent, the Securities Administrator or the Certificate Registrar under this Agreement or the Custodial Agreement, as applicable;

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(f)           Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, and the Trustee shall not be under any obligation to institute, conduct or defend any litigation hereunder or in relation hereto, in each case at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as applicable, security or indemnity reasonably satisfactory to the Trustee or the Securities Administrator against the costs, expenses and liabilities which may be incurred therein or thereby;

(g)          The right of the Trustee and the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be answerable for other than its negligence or willful misconduct in the performance of such act;

(h)           Neither the Trustee nor the Securities Administrator shall be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder; and

(i)            Neither the Trustee nor the Securities Administrator shall have any duty to conduct any affirmative investigation (including, but not limited to, reviewing any reports delivered to the Trustee in connection with the review of the Trustee Mortgage Files and the Trustee Credit Files) as to the occurrence of any condition requiring the repurchase of any Mortgage Loan pursuant to this Agreement, the Mortgage Loan Purchase and Sale Agreement, the Purchase Agreements or the Servicing Agreements, as applicable, or the eligibility of any Mortgage Loan for purposes of this Agreement including, without limitation, whether any mortgage loan is a Qualified Substitute Mortgage Loan, except as set forth in Section 2.05 with respect to the Trustee.

In the event either the Trustee or the Securities Administrator deems the nature of any action required on its part to be unclear, the Trustee or the Securities Administrator, as applicable, may require prior to such action that it be provided by the Depositor with reasonable further written instructions.

Section 6.03         Trustee and Securities Administrator Not Liable for Certificates.

The Trustee and the Securities Administrator make no representations as to the validity or sufficiency of this Agreement, the Custodial Agreement, the Purchase Agreements, the Servicing Agreements, the Mortgage Loan Purchase and Sale Agreement or the Certificates (other than the certificate of authentication on the Certificates) or of any Mortgage Loan or related document, save that the Trustee and the Securities Administrator represent that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law.  The recitals contained herein and in the Certificates (other than the signature of the Trustee on the Certificates and the acknowledgements of the Trustee contained in Article II) shall not be taken as the statements of the Trustee and the Trustee does not assume any responsibility for their correctness. Neither the Trustee nor the Securities Administrator shall be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or of funds paid to the Depositor in consideration of the sale of the Mortgage Loans to the Trustee by the Depositor or for the use or application of any funds deposited into the Distribution Account or any other fund or account maintained with respect to the Certificates.  Neither the Trustee nor the Securities Administrator shall be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder.  Neither the Trustee nor the Securities Administrator shall have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

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Section 6.04         Trustee and Securities Administrator May Own Certificates.

Each of the Trustee and the Securities Administrator (and any Affiliate or agent of either of them) in its individual or any other capacity may become the owner or pledgee of Certificates and may transact banking and trust business with the other parties hereto and their Affiliates with the same rights it would have if it were not Trustee, Securities Administrator or such Affiliate or agent, as applicable.

Section 6.05         Eligibility Requirements for Trustee and Securities Administrator.

The Trustee hereunder shall at all times (i) be an institution insured by the FDIC, (ii) be a corporation or national banking association, organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) not be an Affiliate of the Master Servicer, any Servicer or the Servicing Administrator.  If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Trustee shall cease to be eligible in accordance with provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.06.

The Securities Administrator hereunder shall at all times (i) be an institution authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, (ii) be rated at least “A/F1” by Fitch and at least “A2/P-1” by Moody’s, or if not rated by Fitch or Moody’s, the equivalent rating by KBRA or S&P, and (iii) not be the Depositor, an Affiliate of the Depositor or, other than in the case of the initial Securities Administrator, the originator or servicer of any of the Mortgage Loans.

Section 6.06         Resignation and Removal of Trustee and the Securities Administrator.

(a)           Each of the Trustee and the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving 60 days’ written notice thereof to the Trustee or the Securities Administrator, as applicable, the Depositor and the Master Servicer.  Upon receiving such notice of resignation, the Depositor will promptly appoint a successor trustee or a successor securities administrator, as applicable, by written instrument, one copy of which instrument shall be delivered to the resigning Trustee or resigning Securities Administrator, as applicable, one copy to the successor trustee or successor securities administrator, as applicable, and one copy to the Master Servicer.  If no successor trustee or successor securities administrator shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or resigning Securities Administrator, as applicable, may petition any court of competent jurisdiction for the appointment of a successor trustee or successor securities administrator, as applicable.  In the case of any such resignation by the Securities Administrator, if no successor securities administrator shall have been appointed and shall have accepted appointment within 60 days after the Securities Administrator ceases to be the Securities Administrator pursuant to this Section 6.06, then the Trustee shall perform the duties of the Securities Administrator pursuant to this Agreement and shall be entitled to the fees of the Securities Administrator for so long as the Trustee performs such duties; provided, however, that the Trustee may engage a qualified entity to perform the duties of the Securities Administrator under Sections 6.21, 6.22, 6.23, 6.24 and 11.16 of this Agreement. The successor trustee shall notify each Rating Agency through the Rule 17g-5 Information Provider, the Servicers, the Servicing Administrator and the Master Servicer of any change of Trustee and the successor securities administrator shall notify each Rating Agency through the Rule 17g-5 Information Provider, the Servicers, the Servicing Administrator and the Master Servicer of any change of Securities Administrator.

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(b)           If at any time any of the following events shall occur: (i) the Trustee or the Securities Administrator ceases to be eligible in accordance with the provisions of Section 6.05 and fails to resign after written request therefor by the Depositor, (ii) the Securities Administrator fails to perform its obligations pursuant to Section 5.02 to make distributions to Certificateholders, which failure continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Securities Administrator by the Trustee or the Depositor, (iii) the Securities Administrator fails to provide a Back-up Certificate, Assessment of Compliance or an Accountant’s Attestation required under Sections 6.21, 6.23 and 6.24, respectively, by March 15 of each year in which Exchange Act reports are required, (iv) the Trustee or the Securities Administrator becomes incapable of acting, or is adjudged a bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator of its property is appointed, or any public officer takes charge or control of the Trustee or the Securities Administrator or of the property or affairs of either for the purpose of rehabilitation, conservation or liquidation, (v) a tax is imposed or threatened with respect to the Trust Fund by any state in which the Trustee or the Trust Fund held by the Trustee is located, or (vi) the continued use of the Trustee or the Securities Administrator would result in a downgrading of the rating by a Rating Agency of any Class of Certificates with a rating; then, in each such case, the Depositor shall remove the Trustee or the Securities Administrator, as applicable, and the Depositor shall appoint a successor trustee or successor securities administrator, as applicable, by written instrument, one copy of which instrument shall be delivered to the Trustee or Securities Administrator so removed, one copy to the successor trustee or successor securities administrator, as applicable, and one copy to the Master Servicer. If the same Person is acting as both the Securities Administrator and the Master Servicer, then the Depositor shall direct the Trustee to remove the Master Servicer in accordance with the provisions of Section 6.14, and the Trustee promptly upon such direction shall remove the Master Servicer in accordance therewith.

(c)           The Holders of more than 50% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates may at any time upon 30 days’ written notice to the Trustee or the Securities Administrator, as applicable, and to the Depositor remove the Trustee or the Securities Administrator, as applicable, by such written instrument, signed by such Holders or their attorney-in-fact duly authorized, one copy of which instrument shall be delivered to the Depositor, one copy to the Trustee or Securities Administrator, as applicable, and one copy to the Master Servicer. The Depositor shall thereupon appoint a successor trustee or successor securities administrator, as applicable, in accordance with this Section.

(d)           Any resignation or removal of the Trustee or the Securities Administrator, as applicable, and appointment of a successor trustee or successor securities administrator pursuant to any of the provisions of this Section shall only become effective upon acceptance of appointment by the successor trustee or the successor securities administrator, as applicable, as provided in Section 6.07.

Section 6.07         Successor Trustee and Successor Securities Administrator.

(a)           Any successor trustee or successor securities administrator appointed as provided in Section 6.06 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee or predecessor securities administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or predecessor securities administrator, as applicable, shall become effective and such successor trustee or successor securities administrator, as applicable, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee or securities administrator, as applicable, herein.  The predecessor trustee shall deliver to the successor trustee (or assign to the Trustee its interest under the Custodial Agreement, to the extent permitted thereunder), all Trustee Mortgage Files and Trustee Credit Files and documents and statements related to each Trustee Mortgage File and Trustee Credit File held by it hereunder, the predecessor trustee shall duly assign, transfer, deliver and pay over to the successor trustee the entire Trust Fund, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and the predecessor trustee or the predecessor securities administrator, as applicable, shall deliver such of the records or copies thereof maintained by the predecessor trustee or predecessor securities administrator, as applicable, in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement.  In addition, the Depositor and the predecessor trustee or predecessor securities administrator, as applicable, shall execute and deliver such other instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee or successor securities administrator, as applicable, all such rights, powers, duties and obligations. The predecessor securities administrator shall also deliver to the Depositor the Back-up Certificate with respect to the portion of the calendar year in which the predecessor securities administrator acted as Securities Administrator hereunder.

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(b)           No successor trustee or successor securities administrator shall accept appointment as provided in this Section unless at the time of such appointment such successor trustee or successor securities administrator, as applicable, shall be eligible under the provisions of Section 6.05.

(c)           Upon acceptance of appointment by a successor trustee or successor securities administrator, as applicable, as provided in this Section 6.07, the predecessor trustee or predecessor securities administrator, as applicable, shall mail notice of the succession of such trustee or securities administrator, as applicable, hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency through the Rule 17g-5 Information Provider.  The expenses of such mailing shall be borne by the the predecessor trustee or predecessor securities administrator, as applicable; provided, if such party has been removed without cause, such expenses will be borne by the Trust Fund.

Section 6.08         Merger or Consolidation of Trustee or Securities Administrator.

Any Person into which the Trustee or Securities Administrator may be merged or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee or Securities Administrator shall be a party, or any Persons succeeding to the corporate trust business of the Trustee or Securities Administrator, shall be the successor to the Trustee or Securities Administrator hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided that such Person shall be eligible under the applicable provisions of Section 6.05.

Section 6.09         Appointment of Co-Trustee, Separate Trustee or Custodian.

(a)           Notwithstanding any other provisions hereof, at any time, the Trustee, the Depositor or the Certificateholders evidencing more than 50% of the Class Principal Amount (or Percentage Interest) of every Class of Certificates shall have the power from time to time to appoint one or more Persons, approved by the Trustee, to act either as co-trustees jointly with the Trustee, or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business where such separate trustee or co-trustee is necessary or advisable (or the Trustee has been advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a property securing a Mortgage Loan is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a property securing a Mortgage Loan is located or in any state in which any portion of the Trust Fund is located.  The separate trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of all the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee.  The obligation of the Master Servicer to make Advances pursuant to Section 5.05 hereof shall not be affected or assigned by the appointment of a co-trustee.

(b)           Every separate trustee, co-trustee, and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)           all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

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(ii)           all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations, including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction, shall be exercised and performed by such separate trustee, co-trustee, or custodian;

(iii)           no trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other trustee or custodian hereunder; and

(iv)          the Trustee may at any time, by an instrument in writing executed by it, with the concurrence of the Depositor, accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it or them, if such resignation or removal does not violate the other terms of this Agreement.

(c)           Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee, co-trustee or custodian shall refer to this Agreement and the conditions of this Article VI.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee and a copy given to the Master Servicer.

(d)           Any separate trustee, co-trustee or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

(e)           No separate trustee, co-trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.05 hereunder and no notice to the Certificateholders of the appointment shall be required under Section 6.07 hereof.

(f)           The Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee’s obligations hereunder.

(g)           The Trust Fund shall pay the reasonable compensation of the co-trustees (which compensation shall not reduce any compensation payable to the Trustee).

Section 6.10         Authenticating Agents.

(a)           The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates.  The Trustee hereby appoints the Securities Administrator as initial Authenticating Agent, and the Securities Administrator hereby accepts such appointment.  Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.  Each Authenticating Agent must be a national banking association or a corporation organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $15,000,000, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities.

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(b)           Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

(c)           Any Authenticating Agent may at any time resign by giving at least 30 days’ advance written notice of resignation to the Trustee and the Depositor.  The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Depositor.  Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.10, the Trustee may appoint a successor authenticating agent, shall give written notice of such appointment to the Depositor and shall mail notice of such appointment to all Holders of Certificates.  Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.  No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 6.10.  No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee or in accordance with the provisions of this Agreement.

Section 6.11         Indemnification of the Trustee, the Securities Administrator and the Master Servicer.

Subject to the limitations described in clause (C) of the definition of Available Distribution Amount, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, both in its individual capacity and in its capacity as Trustee hereunder, and Wells Fargo Bank, N.A., both in its individual capacity and in its capacities as Securities Administrator, Certificate Registrar, Paying Agent, Authenticating Agent and Master Servicer hereunder, and each of their respective directors, officers, employees and agents shall be indemnified and held harmless by, and entitled to reimbursement from, the Trust Fund for any claim, loss, liability, damage, cost or expense, including without limitation any reasonable legal fees and expenses and any extraordinary or unanticipated expense, incurred or expended (without negligence or willful misconduct on its or their part) in connection with, (a) investigating, preparing for, defending itself or themselves against, or prosecuting for itself or themselves or for the sake of the Trust Fund any legal proceeding, whether pending or threatened, that is related directly or indirectly in any way to the Trust Fund, this Agreement, the Purchase Agreements, the Servicing Agreements, the Mortgage Loan Purchase and Sale Agreement, the Custodial Agreement, the Mortgage Loans or other assets of the Trust Fund, or the Certificates (including without limitation the initial offering, any secondary trading and any transfer and exchange of the Certificates), (b) the acceptance or administration of the trusts created hereunder, (c) the performance or exercise or the lack of performance or exercise of any or all of its or their powers, duties, rights, responsibilities, or privileges hereunder, including without limitation (i) complying with any new or updated laws or regulations directly related to the performance by the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, of its obligations under this Agreement and (ii) addressing any bankruptcy in any way related to or affecting this Agreement, the Purchase Agreements, the Servicing Agreements, the Custodial Agreement, the Mortgage Loan Purchase and Sale Agreement or any party to such agreements, including, as applicable, all costs incurred in connection with the use of default specialists within or outside Christiana Trust, a division of Wilmington Savings Fund Society, FSB (in the case of Christiana Trust, a division of Wilmington Savings Fund Society, FSB personnel, such costs to be calculated using standard market rates), in the case of the Trustee, or Wells Fargo Bank, N.A. (in the case of Wells Fargo Bank, N.A. personnel, such costs to be calculated using standard market rates), in the case of the Master Servicer and the Securities Administrator. As of the Startup Day, no such indemnifications or expense reimbursements are expected to be paid from the Trust Fund and it is intended that if such payments are ever made that they be characterized for purposes of the REMIC Provisions as "unanticipated expenses" within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(ii).

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In connection with any claim as to which indemnification is to be sought hereunder:

(i)           the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, shall give the Depositor written notice thereof promptly after the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, shall have knowledge thereof; provided that failure of the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer, as applicable, to provide such written notice shall not relieve the Trust Fund of the obligation to indemnify the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, under this Section 6.11;

(ii)           while maintaining control over its own defense, the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, shall cooperate and consult fully with the Depositor in preparing such defense; and

(iii)           notwithstanding anything to the contrary in this Section 6.11, the Trust Fund shall not be liable for settlement of any such claim by the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer, as applicable, entered into without the prior consent of the Depositor, which consent shall not be unreasonably withheld.

The indemnification obligations set forth in this Section shall survive the discharge of this Agreement and the termination or resignation of the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer, as applicable.

Section 6.12         Fees and Expenses of the Securities Administrator, the Certificate Registrar, the Paying Agent, Authenticating Agent, the Trustee and the Custodian.

(a)           Compensation for the services of the Securities Administrator, the Certificate Registrar, the Paying Agent and the Authenticating Agent hereunder shall be paid from the Master Servicing Fee. The Securities Administrator shall be entitled to all disbursements and advancements incurred or made by the Securities Administrator in accordance with this Agreement (including fees and expenses of its counsel and all persons not regularly in its employment), except any such expenses arising from its negligence, bad faith or willful misconduct. Wells Fargo Bank, N.A. shall act as Securities Administrator for so long as it is Master Servicer under this Agreement.

(b)          As compensation for its services hereunder, the Trustee shall be entitled to receive a monthly fee equal to 0.0013% per annum on the Stated Principal Balance of the Mortgage Loans as of the first day of the related Due Period, which shall be paid by the Master Servicer pursuant to a separate agreement between the Trustee and the Master Servicer. Each successor master servicer and each successor trustee hereby agree to be bound by the terms of such agreement. Any costs and expenses incurred by the Trustee shall be reimbursed in accordance with Section 6.11.

(c)          The Master Servicer shall pay, from the Master Servicing Fee, the fees and expenses of the Custodian as specified in the Custodial Agreement, and if the Custodial Agreement is terminated, the Master Servicer shall pay such fees and expenses of any successor custodian pursuant to a new custodial agreement to be entered into among the Depositor, the Seller, the Trustee, the successor custodian and the Master Servicer.

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Section 6.13         Collection of Monies.

Except as otherwise expressly provided in this Agreement, the Trustee and the Securities Administrator may demand payment or delivery of, and shall receive and collect, all money and other property payable to or receivable by it pursuant to this Agreement.  The Trustee or the Securities Administrator, as applicable, shall hold all such money and property received by it as part of the Trust Fund and shall distribute it as provided in this Agreement.

Section 6.14         Events of Default; Trustee to Act; Appointment of Successor.

(a)          The occurrence of any one or more of the following events shall constitute an “Event of Default”:

(i)           Any failure by the Master Servicer to furnish the Securities Administrator the Mortgage Loan data sufficient to prepare the reports described in Section 4.02 which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Securities Administrator or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of not less than 25% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates affected thereby;

(ii)          Any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements (other than those referred to in (vii) and (viii) below) on the part of the Master Servicer contained in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates (or in the case of a breach of its obligation to provide an Item 1123 Certificate, an Assessment of Compliance or an Accountant’s Attestation pursuant to Sections 6.22, 6.23 and 6.24, immediately without a cure period);

(iii)         A decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days or a Rating Agency reduces or withdraws or threatens to reduce or withdraw the rating of the Certificates because of the financial condition or loan servicing capability of such Master Servicer;

(iv)         The Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property;

(v)         The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

(vi)        The Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer as specified in Section 9.05 hereof;

(vii)        If a representation or warranty set forth in Section 9.03 hereof shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Certificateholders, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 30 days after the date on which written notice of such incorrect representation or warranty shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates;

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(viii)       A sale or pledge of any of the rights of the Master Servicer hereunder or an assignment of this Agreement by the Master Servicer or a delegation of the rights or duties of the Master Servicer hereunder shall have occurred in any manner not otherwise permitted hereunder and without the prior written consent of the Trustee and Certificateholders holding more than 50% of the Aggregate Voting Interests of the Certificates;

(ix)         The purchase or holding of any Certificates by the Master Servicer or any master servicer transferee that is an insured depository institution (as such term is defined in the Federal Deposit Insurance Act) such that the Master Servicer or such master servicer transferee is required to consolidate any assets of the issuing entity on its financial statements under U.S. generally accepted accounting principles;

(x)          Any failure of the Master Servicer to make any Advances when such Advances are due, which failure continues unremedied for a period of one Business Day.

If an Event of Default described in clauses (i) through (ix) of this Section shall occur, then, in each and every case, subject to applicable law, so long as any such Event of Default shall not have been remedied within any period of time as prescribed by this Section, the Trustee, by notice in writing to the Master Servicer may, and, if so directed in writing by Certificateholders evidencing either (i) more than 50% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates, or (ii) 50% of the aggregate Class Principal Amount of the Subordinate Certificates, or upon the occurrence of an Event of Default described in clause (x) of this Section, shall, terminate all of the rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof; provided, however, that in the case of the preceding clause (ii), the Trustee shall provide written notice to all of the Certificateholders within two Business Days of receiving such direction and shall not terminate the Master Servicer if, within 30 days of sending such written notice, the Trustee has received contrary instructions from Certificateholders evidencing more than 50% of the Aggregate Voting Interests of the Certificateholders. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer, and only in its capacity as Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee; and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the defaulting Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The defaulting Master Servicer agrees to cooperate with the Trustee and the Securities Administrator in effecting the termination of the defaulting Master Servicer’s responsibilities and rights hereunder as Master Servicer including, without limitation, notifying Servicers of the assignment of the master servicing function and providing the Trustee or its designee all documents and records in electronic or other form reasonably requested by it to enable the Trustee or its designee to assume the defaulting Master Servicer’s functions hereunder and the transfer to the Trustee for administration by it of all amounts which shall at the time be or should have been deposited by the defaulting Master Servicer in the Distribution Account and any other account or fund maintained with respect to the Certificates or thereafter received with respect to the Mortgage Loans. The Master Servicer being terminated pursuant to this Section 6.14 shall bear all costs of a master servicing transfer, including but not limited to those of the Trustee or Securities Administrator reasonably allocable to specific employees and overhead, legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending this Agreement, if necessary. If the same Person is acting as both the Securities Administrator and the Master Servicer, then the Trustee shall direct the Depositor to remove the Securities Administrator in accordance with the provisions of Section 6.06(b), and the Depositor promptly upon such direction shall remove the Securities Administrator in accordance therewith.

Notwithstanding the termination of its activities as Master Servicer, each terminated Master Servicer shall continue to be entitled to reimbursement under this Agreement to the extent such reimbursement relates to the period prior to such Master Servicer’s termination. The successor master servicer shall not be required to purchase or reimburse the terminated Master Servicer's Advance receivables. For the avoidance of doubt, to the extent that the terminated Master Servicer and a successor master servicer have each made Advances in respect of the same Mortgage Loan, recovered amounts shall be used to reimburse the terminated Master Servicer and a successor master servicer in the order in which such Advances were made.

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When a Responsible Officer of the Trustee has actual knowledge of the occurrence of an Event of Default, the Trustee shall promptly notify the Securities Administrator and each Rating Agency through the Rule 17g-5 Information Provider of the nature and extent of such Event of Default. The Trustee or the Securities Administrator shall promptly give written notice to the Master Servicer upon the Master Servicer’s failure to fund Advances as required under this Agreement.

(b)          On and after the time the Master Servicer receives a notice of termination from the Trustee pursuant to Section 6.14(a) or the Trustee receives the written resignation of the Master Servicer pursuant to Section 9.06, the Trustee, unless, in either case, another master servicer shall have been appointed by the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as such under this Agreement and with respect to the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer hereunder, including the obligation to make Advances in accordance with Section 5.04; provided, however, that any failure to perform such duties or responsibilities caused by the Master Servicer’s failure to provide information required by this Agreement shall not be considered a default by the Trustee hereunder. The Trustee shall have no responsibility for any act or omission of the Master Servicer other than any act or omission performed by the Trustee in its capacity as a successor master servicer. In addition, the Trustee shall have no liability relating to the representations and warranties of the Master Servicer set forth in Section 9.03. In the Trustee’s capacity as successor master servicer, the Trustee shall have the same limitations on liability herein granted to the Master Servicer. As compensation for acting as successor master servicer hereunder, the Trustee shall be entitled to receive all compensation payable to the Master Servicer under this Agreement, including the Master Servicing Fee, subject to Section 6.14(d).

(c)          Notwithstanding the above, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, petition a court of competent jurisdiction to appoint, or appoint on its own behalf any established housing and home finance institution servicer, master servicer, servicing or mortgage servicing institution having a net worth of not less than $15,000,000, which is a Fannie Mae or Freddie Mac-approved master servicer, and meeting such other standards for a successor master servicer as are set forth in this Agreement, as the successor to such Master Servicer in the assumption of all of the responsibilities, duties and liabilities of a master servicer, like the Master Servicer. Any entity designated by the Trustee as a successor master servicer may be an Affiliate of the Trustee; provided, however, that, unless such Affiliate meets the net worth requirements and other standards set forth herein for a successor master servicer, the Trustee, in its individual capacity, shall agree, at the time of such designation, to be and remain liable to the Trust Fund for such Affiliate’s actions and omissions in performing its duties hereunder.

The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession and may make other arrangements with respect to the master servicing to be conducted hereunder which are not inconsistent herewith. The Master Servicer shall cooperate with the Trustee and any successor master servicer in effecting the termination of the Master Servicer’s responsibilities and rights hereunder including, without limitation, notifying Mortgagors of the assignment of the master servicing functions and providing the Trustee and successor master servicer, as applicable, all documents and records in electronic or other form reasonably requested by it to enable it to assume the Master Servicer’s functions hereunder and transferring to the Trustee or such successor master servicer, as applicable, all amounts which shall at the time be or which should have been deposited by the Master Servicer in the Distribution Account and any other account or fund maintained with respect to the Certificates or thereafter be received with respect to the Mortgage Loans. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the predecessor master servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the predecessor master servicer to cooperate as required by this Agreement, (iii) the failure of the predecessor master servicer to deliver the Mortgage Loan data to the Securities Administrator as required by this Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the predecessor master servicer. No successor master servicer (other than the Trustee, with respect to the failure of the Trustee to cooperate as set forth in subclause (ii) below) shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Securities Administrator to deliver, or any delay in delivering cash, documents or records to it related to such distribution, or (ii) the failure of Trustee or the Securities Administrator to cooperate as required by this Agreement.

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Any successor master servicer shall execute and deliver to the Depositor, the Seller and the predecessor master servicer the certification required pursuant to the first sentence of Section 6.20(e).

(d)          In connection with such appointment and assumption of a successor master servicer, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted to the Master Servicer hereunder.

(e)          To the extent that the costs and expenses incurred by the Trustee in connection with any alleged or actual default by the Master Servicer, the termination of the Master Servicer, any appointment of a successor master servicer and/or any transfer and assumption of master servicing by the Trustee or any successor master servicer (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with the investigation of any alleged or actual default by the Master Servicer, the evaluation of the potential termination and/or the actual termination of the Master Servicer and the appointment of a successor master servicer and (ii) all Master Servicing Transfer Costs) are not fully and timely reimbursed by the terminated master servicer, then (a) the successor master servicer shall deduct such amounts from any amounts that it otherwise would have paid to the predecessor master servicer in reimbursement of outstanding Advances, and the successor master servicer shall reimburse itself and the Trustee for any unreimbursed costs and expenses, and (b) if the Trustee is not required to be reimbursed by the Master Servicer or if such costs and expenses are not satisfied pursuant to clause (a) within 90 days, then the Trustee and the successor master servicer shall be entitled to reimbursement of such costs and expenses from the Distribution Account, subject to the limitations described in clause (C) of the definition of Available Distribution Amount.

Section 6.15         Additional Remedies of Trustee Upon Event of Default.

During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 6.14, shall have the right, in its own name and as trustee of the Trust Fund, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith).  Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

Section 6.16         Waiver of Defaults.

More than 50% of the Aggregate Voting Interests of the Certificateholders may waive any event of default of a Servicer or the Servicing Administrator under the related Servicing Agreement or Event of Default by the Master Servicer in the performance of its obligations hereunder, except that a default in the making of any Advances or any required deposit to the Distribution Account that would result in a failure of the Paying Agent to make any required payment of principal of or interest on the Certificates may only be waived with the consent of 100% of the Certificateholders.  Upon any such waiver of a past default, such default shall cease to exist, and any event of default under a Servicing Agreement or Event of Default hereunder arising therefrom shall be deemed to have been remedied for every purpose of the related Servicing Agreement and/or this Agreement, as applicable.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

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Section 6.17         Notification to Holders.

Upon termination of the Master Servicer or appointment of a successor to the Master Servicer, in each case as provided herein, the Trustee (i) so long as the Master Servicer and the Securities Administrator are not the same Person, shall promptly notify the Securities Administrator in writing, and (ii) shall promptly mail notice thereof by first class mail to the Certificateholders at their respective addresses appearing on the Certificate Register.  The Trustee shall also, within 45 days after the date when a Responsible Officer of the Trustee has actual knowledge of the occurrence of any Event of Default, give written notice thereof to the Securities Administrator and the Certificateholders, unless such Event of Default shall have been cured or waived prior to the issuance of such notice and within such 45-day period.

Section 6.18         Directions by Certificateholders and Duties of Trustee During Event of Default.

Subject to the provisions of Sections 6.16 and 8.01 hereof, during the continuance of any Event of Default, Holders of Certificates evidencing not less than 25% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer or any successor master servicer from its rights and duties as Master Servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby; and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, (a) determines that the action or proceeding so directed may not lawfully be taken or (b) in good faith determines that the action or proceeding so directed would involve it in personal liability for which it is not indemnified to its satisfaction or be unjustly prejudicial to the non-assenting Certificateholders.

Section 6.19         Action Upon Certain Failures of the Master Servicer and Upon Event of Default.

In the event that a Responsible Officer of the Trustee shall have actual knowledge of any action or inaction of the Master Servicer that would become an Event of Default upon the Master Servicer’s failure to remedy the same after notice, the Trustee shall give prompt written notice thereof to the Master Servicer.

Section 6.20         Preparation of Tax Returns and Other Reports.

(a)           The Securities Administrator shall prepare or cause to be prepared on behalf of the Trust Fund, based upon information calculated in accordance with this Agreement pursuant to instructions given by the Depositor, and the Securities Administrator shall file federal tax returns, all in accordance with Article X hereof.  If the Securities Administrator is notified in writing that a state tax return or other return is required, then, at the sole expense of the Trust Fund, the Securities Administrator shall prepare and file such state income tax returns and such other returns as may be required by applicable law relating to the Trust Fund, and, if required by state law, and shall file any other documents to the extent required by applicable state tax law (to the extent such documents are in the Securities Administrator’s possession).  The Securities Administrator shall forward copies to the Depositor of all such returns and Form 1099 supplemental tax information and such other information within the control of the Securities Administrator as the Depositor may reasonably request in writing, and shall distribute to each Certificateholder such forms and furnish such information within the control of the Securities Administrator as are required by the Code and the REMIC Provisions to be furnished to them, and will prepare and distribute to Certificateholders Form 1099 (supplemental tax information) (or otherwise furnish information within the control of the Securities Administrator) to the extent required by applicable law. The Master Servicer will indemnify the Securities Administrator and the Trustee for any liability of or assessment against the Securities Administrator and the Trustee, as applicable, resulting from any error in any of such tax or information returns directly resulting from errors in the information provided by such Master Servicer.

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(b)           The Securities Administrator shall prepare and file with the Internal Revenue Service (“IRS”), on behalf of the Trust Fund and each REMIC created hereunder, an application for an employer identification number on IRS Form SS-4 or by any other acceptable method.  The Securities Administrator shall also file a Form 8811 as required.  The Securities Administrator, upon receipt from the IRS of the Notice of Taxpayer Identification Number Assigned, shall upon request promptly forward a copy of such notice to the Depositor.  The Securities Administrator shall furnish any other information that is required by the Code and regulations thereunder to be made available to the Certificateholders.  The Master Servicer shall cause each Servicer to provide the Securities Administrator with such information as is necessary for the Securities Administrator to prepare such reports.

Section 6.21         Reporting to the Commission.

Each of Form 10-D and Form 10-K requires the registrant to indicate (by checking “yes” or “no”) that it “(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.”  The Depositor hereby represents to the Securities Administrator that the Depositor has filed all such required reports during the preceding 12 months and that it has been subject to such filing requirement for the past 90 days.  The Depositor shall notify the Securities Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D and no later than March 15th with respect to the filing of a report on Form 10-K, if the answer to the questions should be “no.”  The Securities Administrator shall be entitled to rely on such representations in preparing and/or filing any such report.

(a)           Reports Filed on Form 10-D.

(i)           Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Securities Administrator shall prepare and file on behalf of the Trust Fund any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act.  The Securities Administrator shall file each Form 10-D with a copy of the related Distribution Date Statement attached thereto.  Any disclosure in addition to the Distribution Date Statement that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall be reported by the parties set forth on Exhibit L hereto to the Depositor and the Securities Administrator and reviewed and approved or disapproved by the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in the next paragraph.

(ii)           As set forth on Exhibit L hereto, within 5 calendar days after the related Distribution Date, (1) the parties set forth thereon shall be required to provide to the Securities Administrator (at cts.sec.notifications@wellsfargo.com, with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by a Responsible Officer thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable together with an additional disclosure notification in the form of Exhibit I hereto (an “Additional Disclosure Notification”) and (2) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

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(iii)           After preparing the Form 10-D, the Securities Administrator shall forward electronically a copy of the Form 10-D to the Depositor for review.  The Securities Administrator will provide a copy of the Form 10-D to the Depositor by the 11th calendar day after the related Distribution Date. On the 12th calendar day after the related Distribution Date, the Depositor will provide any changes or approval to the Securities Administrator (which may be furnished electronically).  In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities Administrator may proceed with the filing of the Form 10-D.  No later than the 13th calendar day after the related Distribution Date, a duly authorized representative of the Depositor shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Securities Administrator.  If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in subsection (d)(ii) of this Section 6.21.  Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-D prepared and filed by the Securities Administrator.  Each party to this Agreement acknowledges that the performance by the Securities Administrator of its duties under this Section 6.21(a) related to the timely preparation and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties.  The Securities Administrator shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-D, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

(b)           Reports Filed on Form 10-K.

(i)           On or prior to the 90th day after the end of each fiscal year of the Trust Fund or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Trust Fund ends on December 31st of each year), commencing in March 2014, the Securities Administrator shall prepare and file on behalf of the Trust Fund any Form 10-K required by the Exchange Act, in form and substance as required by the Exchange Act.  Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement, the Custodial Agreement and the related Servicing Agreement, (1) the Item 1123 Certificate for each Servicer, each Additional Servicer, the Master Servicer, the Servicing Administrator and the Securities Administrator as described under Section 6.22, (2)(A) the Assessment of Compliance with servicing criteria for each Servicer, the Custodian, each Servicing Function Participant, the Master Servicer, the Servicing Administrator, the Securities Administrator and any Servicing Function Participant engaged by such parties (each, a “Reporting Servicer”), as described under Section 6.23 and the Custodial Agreement and (B) if any Reporting Servicer’s Assessment of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any Reporting Servicer’s Assessment of Compliance is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (3)(A) the Accountant’s Attestation for each Reporting Servicer, as described under Section 6.24 and (B) if any Accountant’s Attestation identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such Accountant’s Attestation is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (4) the certification required under Rule 13a-14(d) and 15d-14(d) under the Exchange Act executed by the Depositor (provided, however, that the Securities Administrator, at its discretion, may omit from the Form 10-K any annual compliance statement, Assessment of Compliance or Accountant’s Attestation that is not required to be filed with such Form 10-K pursuant to Regulation AB). Any disclosure or information in addition to (1) through (4) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be reported by the parties set forth on Exhibit M hereto to the Depositor and the Securities Administrator and reviewed and approved or disapproved by the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in the next paragraph.

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(ii)           As set forth on Exhibit M hereto, no later than March 15 following each fiscal year that the Trust Fund is subject to the Exchange Act reporting requirements, commencing in March 2014, (1) the parties set forth on Exhibit M shall be required to provide to the Securities Administrator (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by a Responsible Officer thereof, a notice in the form of Exhibit I hereto, along with, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, together with any applicable Additional Disclosure Notification and (2) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure or information in the Additional Disclosure Notification on Form 10-K. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure or information from the Additional Disclosure Notification in Form 10-K pursuant to this paragraph.

(iii)           After preparing the Form 10-K, the Securities Administrator shall forward electronically a copy of the Form 10-K to the Depositor for review. Within three (3) business days of receipt, but in no event later than March 25, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K.  In the absence of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-K is in final form.  No later than the close of business on the 4th Business Day prior to the 10-K Filing Deadline, a senior officer in charge of securitization of the Depositor shall sign the Form 10-K and related certifications required under the Exchange Act and return an electronic or fax copy of such documents (with an original executed hard copy to follow by overnight mail) to the Securities Administrator.  If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 6.21(d).  Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-K prepared and filed by the Securities Administrator.  The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 6.21(b) related to the timely preparation and filing of Form 10-K is contingent upon such parties (and the Custodian, the Servicers and any Additional Servicer or Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties.  The Securities Administrator shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

(c)           Reports Filed on Form 8-K.

(i)           Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), and if requested by the Depositor, the Securities Administrator shall prepare and file on behalf of the Trust Fund any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates.  Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (“Form 8-K Disclosure Information”) shall be reported by the parties set forth on Exhibit N hereto to the Depositor and the Securities Administrator and reviewed and approved or disapproved by the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in the next paragraph.

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(ii)           As set forth on Exhibit N hereto, for so long as the Trust Fund is subject to the Exchange Act reporting requirements, no later than the end of business (New York City time) on the 2nd Business Day after the occurrence of a Reportable Event (1) the parties to this transaction shall be required to provide to the Securities Administrator (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by a Responsible Officer thereof, a notice in the form of Exhibit I attached hereto, along with, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, together with an Additional Disclosure Notification and (2) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph. The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed in Exhibit N of their duties under this paragraph and will not solicit from such parties any Form 8-K Disclosure Notification.

(iii)           After preparing the Form 8-K, the Securities Administrator shall forward electronically a copy of the Form 8-K to the Depositor for review. Promptly, but no later than the close of business on the 3rd Business Day after the Reportable Event, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with the filing of the Form 8-K. No later than noon (New York City time) on the 4th Business Day after the Reportable Event, a duly authorized officer of the Depositor shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 6.21(d). Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 8-K prepared and filed by the Securities Administrator. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 6.21(c) related to the timely preparation and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties. The Securities Administrator shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

(d)           Delisting; Amendments; Late Filings.

(i)           If the Depositor determines that the requirements for suspension of the Trust Fund’s Exchange Act reporting requirements set forth in Rule 15d-22(b) of the Exchange Act and any other applicable regulation are satisfied, it shall so notify the Securities Administrator. Following receipt of such notice, the Securities Administrator shall prepare and file a Form 15 Suspension Notification with respect to the Trust Fund under the Exchange Act (a “Form 15”).  Subsequent to the filing of a Form 15, if the Depositor determines that the Trust Fund has once again become subject to the Exchange Act reporting requirements, then it shall promptly notify the Securities Administrator, and the Securities Administrator shall recommence preparing and filing required Exchange Act reports. Prior to January 30 of the following calendar year, the Securities Administrator shall, if directed to do so by the Depositor, in accordance with industry standards, prepare and file a Form 15.

In connection with any direct offering of Certificates by the Depositor, in an offering registered with the Commission, subsequent to the filing of a Form 15 pursuant to the preceding paragraph: (1) the Depositor shall notify the Securities Administrator in writing not less than 10 days prior to the date on which such offering will be made; (2) the Depositor shall cause to be prepared and filed the initial current report on Form 8-K required to be filed in connection with such offering; (3) the Securities Administrator, as directed by the Depositor, shall file a report on Form 10-D for the Distribution Date following the month in which such offering occurs and, thereafter, any reports on forms 8-K, 10-K and 10-D in respect of the Trust Fund as and to the extent required under the Exchange Act, as set forth in this Section (other than the report referred to in clause (2) above); (4) the Depositor shall be responsible for notifying the other parties to the transaction of such offering and that the obligations of such parties to provide information in connection with the Depositor’s  Exchange Act reporting requirements have been reinstated; and (5) the Depositor shall be responsible for all reasonable fees and expenses incurred by the Securities Administrator in connection with such offering, including its review and approval of any offering document and any amendment to any transaction document made in connection with such offering.

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(ii)           In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will promptly, but no later than within one Business Day, notify electronically the Depositor.  In the case of Form 10-D and 10-K, the parties to this Agreement will cooperate to prepare and file a Form 12b-25 and a 10-D/A or 10-K/A, as applicable, pursuant to Rule 12b-25 of the Exchange Act.  In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D.  In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended to include additional disclosure in connection with any additional Form 10-D disclosure (other than for the purpose of restating any Distribution Date Statement), additional Form 10-K or Form 8-K disclosure information, the Securities Administrator will electronically notify the Depositor and the affected parties and the Securities Administrator shall prepare and file, and such parties will cooperate in the preparation and filing of any necessary Form 8-K/A, 10-D/A or 10-K/A.  Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by a senior officer in charge of securitization of the Depositor.  The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 6.21(d) related to the timely preparation and filing of a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section.  The Securities Administrator shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

Notwithstanding anything to the contrary herein, the Securities Administrator shall not file any Form 8-K, Form 10-D or Form 10-K as to which it has received from the Depositor a notice to the effect that, upon review of the proposed filing, the Depositor does not approve of such filing.

(e)          Sarbanes-Oxley Certification Back-up.

In connection with the annual certification to be delivered by the Depositor pursuant to Rules 13a-14d and 15d-14(d) of the Exchange Act, each Servicer, pursuant to the applicable Servicing Agreement, the Master Servicer and the Securities Administrator shall provide, and each Servicer, pursuant to the applicable Servicing Agreement, the Master Servicer and the Securities Administrator shall cause any Servicing Function Participant engaged by it to provide, to the Depositor, by March 15 following each year in which the Trust Fund is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a “Back-Up Certificate”), in the form attached hereto as Exhibit J (or in such other form attached to the applicable Servicing Agreement), upon which the Depositor and its officers, directors and Affiliates can reasonably rely. In the event that a Servicer, the Master Servicer, the Securities Administrator or any Servicing Function Participant engaged by any such party is terminated or resigns pursuant to the terms of this Agreement, the applicable Servicing Agreement or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-Up Certificate to the Depositor pursuant to this Section 6.21(e) with respect to the period of time it was subject to this Agreement, the applicable Servicing Agreement or any applicable sub-servicing agreement, as the case may be.

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The Master Servicer shall enforce any obligation of the Servicers, to the extent set forth in the related Servicing Agreement, to deliver to the Master Servicer the Back-Up Certificate as may be required pursuant to the related Servicing Agreement.

Section 6.22         Annual Statements of Compliance.

(a)          The Master Servicer, the Securities Administrator, the Servicing Administrator and each Servicer shall deliver or otherwise make available (and the Master Servicer, the Securities Administrator, the Servicing Administrator and each Servicer shall cause any Additional Servicer engaged by it to deliver or otherwise make available) to the Depositor, the Trustee and the Securities Administrator on or before March 1 of each year, commencing in March 2014, an Officer’s Certificate (an “Item 1123 Certificate”) stating, as to the signer thereof, that (A) a review of such party’s activities during the preceding calendar year or portion thereof and of such party’s performance under this Agreement, or such other applicable agreement in the case of an Additional Servicer, has been made under such officer’s supervision and (B) to the best of such officer’s knowledge, based on such review, such party has fulfilled all its obligations under this Agreement, the Servicing Agreement or such other applicable agreement in the case of an Additional Servicer, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Promptly after receipt of each such Item 1123 Certificate, the Depositor shall review such Item 1123 Certificate and, if applicable, consult with each such party, as applicable, as to the nature of any failures by such party, in the fulfillment of any of such party’s obligations hereunder or, in the case of an Additional Servicer, under such other applicable agreement.

(b)          In the event the Master Servicer, the Securities Administrator or any Additional Servicer engaged by any such party is terminated or resigns pursuant to the terms of this Agreement, or any applicable agreement in the case of an Additional Servicer, as the case may be, such party shall provide an Item 1123 Certificate pursuant to this Section 6.22 or as required under such other applicable agreement, as the case may be, notwithstanding any such termination, assignment or resignation.

(c)          The Master Servicer shall enforce any obligation of any Servicer and the Servicing Administrator, to the extent set forth in the related Servicing Agreement, to deliver to the Depositor an Item 1123 Certificate.

Section 6.23         Annual Assessments of Compliance.

(a)         On or before March 1 of each calendar year, commencing in March 2014, the Master Servicer, the Servicing Administrator, the Securities Administrator, the Custodian and each Servicer, each at its own expense, shall furnish or otherwise make available, and each such party shall cause any Servicing Function Participant engaged by it to furnish or otherwise make available, each at its own expense, to the Securities Administrator, the Trustee and the Depositor, a report on an assessment of compliance with the Relevant Servicing Criteria (an “Assessment of Compliance”) that contains (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (B) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such party’s Assessment of Compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 6.21(b), including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an Accountant’s Attestation on such party’s Assessment of Compliance with the Relevant Servicing Criteria as of and for such period.

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(b)          No later than the end of each fiscal year for the Trust Fund for which a 10-K is required to be filed, each Servicer, the Servicing Administrator and the Master Servicer shall each forward to the Securities Administrator the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the Assessment of Compliance prepared by such Servicing Function Participant (provided, however, that the Master Servicer need not provide such information to the Securities Administrator so long as the Master Servicer and the Securities Administrator are the same Person). When the Master Servicer, each Servicer and the Servicing Administrator (or any Servicing Function Participant engaged by them) submit their Assessments of Compliance to the Securities Administrator, such parties will also at such time include the Assessments of Compliance (and Accountant’s Attestation), pursuant to Sections 6.23 and 6.24, of each Servicing Function Participant engaged by it.

(c)          Promptly after receipt of each Assessment of Compliance, (i) the Depositor shall review each such report and, if applicable, consult with the Master Servicer, the Servicing Administrator, the Securities Administrator, a Servicer, the Custodian and any Servicing Function Participant engaged by such parties as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by each such party, and (ii) the Securities Administrator shall confirm that the Assessments of Compliance, taken individually, address the Relevant Servicing Criteria for each party as set forth on Exhibit K or the applicable exhibit to each Servicing Agreement in respect of each Servicer and the Servicing Administrator and notify the Depositor of any exceptions.

(d)          In the event the Master Servicer, the Securities Administrator or any Servicing Function Participant engaged by any such party is terminated, assigns its rights and obligations under or resigns pursuant to, the terms of this Agreement, or any other applicable agreement, as the case may be, such party shall provide an Assessment of Compliance pursuant to this Section 6.23, or to such other applicable agreement, notwithstanding any termination, assignment or resignation.

(e)          The Master Servicer shall enforce any obligation of the Servicers, the Servicing Administrator and the Custodian, to the extent set forth in the related Servicing Agreement or the Custodial Agreement, as applicable, to deliver to the Master Servicer an Assessment of Compliance within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement or the Custodial Agreement, as applicable.  The Master Servicer shall include all Assessments of Compliance received by it from the Servicers, the Servicing Administrator and the Custodian with its own Assessment of Compliance to be submitted to the Securities Administrator pursuant to this Section.

(f)          The obligations of each party to provide assessments of compliance and attestations under this Section 6.23 and Section 6.24 shall terminate upon the filing of a Form 15 suspension notice on behalf of the Trust Fund, but shall become effective after such a filing if the Trust Fund is required to continue to file reports under the Exchange Act as contemplated in Section 6.21(d)(i).

Section 6.24         Accountant’s Attestation.

(a)          On or before March 1 of each calendar year, commencing in 2014, the Master Servicer, the Servicing Administrator, the Securities Administrator, the Custodian and each Servicer, each at its own expense, shall cause, and each such party shall cause any Servicing Function Participant engaged by it to cause, each at its own expense, a registered public accounting firm (which may also render other services to the Master Servicer, the Servicing Administrator, the Securities Administrator, a Servicer or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish a report (the “Accountant’s Attestation”) to the Securities Administrator and to the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether such party’s compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party’s Assessment of Compliance with the Relevant Servicing Criteria.  In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion.  Such report must be available for general use and not contain restricted use language.

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(b)          Promptly after receipt of each Accountant’s Attestation from the Master Servicer, each Servicer, the Servicing Administrator, the Securities Administrator, the Custodian or any Servicing Function Participant engaged by such parties, (i) the Depositor shall review such reports and, if applicable, consult with such parties as to the nature of any defaults by such parties, in the fulfillment of any of each such party’s obligations hereunder or under any other applicable agreement, and (ii) the Securities Administrator shall confirm that each Assessment of Compliance is coupled with an Accountant’s Attestation meeting the requirements of this Section and notify the Depositor of any exceptions.

(c)          The Master Servicer shall include each Accountant’s Attestation furnished to it by the Servicers, the Servicing Administrator and the Custodian with its own Accountant’s Attestation to be submitted to the Securities Administrator pursuant to this Section.

(d)          In the event the Master Servicer, the Servicing Administrator, the Securities Administrator, the Custodian, any Servicer or any Servicing Function Participant engaged by any such party, is terminated, assigns its rights and duties under, or resigns pursuant to the terms of, this Agreement, the Custody Agreement or a Servicing Agreement, as the case may be, such party shall at its own expense cause a registered public accounting firm to provide an Accountant’s Attestation pursuant to this Section 6.24, or other applicable agreement, notwithstanding any such termination, assignment or resignation.

(e)          The Master Servicer shall enforce any obligation of the Servicers, the Servicing Administrator and the Custodian, to the extent set forth in the related Servicing Agreement and the Custodial Agreement, as applicable, to deliver to the Master Servicer an Assessment of Compliance within the timeframe set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement or the Custodial Agreement, as applicable.

Section 6.25         Intention of the Parties and Interpretation; Indemnification.

Each of the parties acknowledges and agrees that the purpose of Sections 6.21, 6.22, 6.23 and 6.24 of this Agreement is to facilitate compliance by the Depositor with the provisions of Regulation AB promulgated by the Commission under the Exchange Act (17 C.F.R. §§ 229.1100 - 229.1123), as such may be amended from time to time and subject to such clarification and interpretive advice as may be issued by the staff of the Commission from time to time.  Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties’ obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) each party shall comply with the reasonable requests made by the Depositor for delivery of such additional or different information as the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, which information is available to such party without unreasonable effort or expense and within such timeframe as may be reasonably requested, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties’ obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

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Each of the Master Servicer, the Securities Administrator, the Custodian and any Servicing Function Participant engaged by any such party shall indemnify and hold harmless the Depositor and its Affiliates and each of their directors, officers, employees, agents, and affiliates from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (a) any breach by such party of any of its obligations hereunder, including particularly its obligations to provide any Statement of Compliance, Assessment of Compliance or Accountant’s Attestation required under Sections 6.22, 6.23 and 6.24, respectively, or any information, data or materials required to be included in any Exchange Act report or (b) any material misstatement or material omission in any Statement of Compliance, Assessment of Compliance, Accountant’s Attestation delivered by it or by any Servicing Function Participation engaged by it pursuant to this Agreement or any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or Form 8-K Disclosure concerning such party.  If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor or its Affiliates, as the case may be, then each such party agrees that it shall contribute to the amount paid or payable by the Depositor and its Affiliates, as applicable, as a result of any claims, losses, damages or liabilities incurred by such party, in such proportion as is appropriate to reflect the relative fault of the indemnified party on the one hand and the indemnifying party on the other.  This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

ARTICLE VII

PURCHASE OF MORTGAGE LOANS AND TERMINATION OF THE TRUST FUND

Section 7.01         Purchase of Mortgage Loans; Termination of Trust Fund Upon Purchase or Liquidation of All Mortgage Loans.

(a)          The respective obligations and responsibilities of the Trustee, the Securities Administrator and the Master Servicer created hereby (other than the obligation of the Securities Administrator to make payments to the Certificateholders as set forth in Section 7.02), shall terminate on the earliest of (i) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property, (ii) the distribution of proceeds in connection with the exercise of the Clean-up Call and (iii) the Distribution Date immediately following the Latest Possible Maturity Date; provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James’s, living on the date hereof.  Any termination of the Trust Fund shall be carried out in such a manner so that the termination of each REMIC included therein shall qualify as a “qualified liquidation” under the REMIC Provisions.

(b)          In connection with an exercise of the Clean-up Call, the Trustee, at the direction of the Securities Administrator, shall cause each REMIC to adopt a plan of complete liquidation by complying with the provisions of Section 7.03.

(c)          The Depositor, the Master Servicer, each Servicer, the Servicing Administrator, the Securities Administrator and the Custodian shall be reimbursed from the Clean-up Call Price for any Advances, Servicing Advances, accrued and unpaid Servicing Fees and Master Servicing Fees or other amounts with respect to the related Mortgage Loans that are reimbursable to such parties under this Agreement, the related Servicing Agreement or the Custodial Agreement prior to distributions to any Certificateholder.

(d)          On any date on which the Aggregate Stated Principal Balance is less than ten percent (10%) of the Aggregate Stated Principal Balance as of the Cut-off Date, the Master Servicer may terminate the Trust Fund by purchasing all of the Mortgage Loans and all property acquired in respect of any Mortgage Loan for the Clean-up Call Price. The Master Servicer shall provide to the Securities Administrator not less than thirty (30) days prior written notice of its intent to exercise its purchase and termination right under this Section 7.01(d) and comply with the requirements of this Article VII to effect a “qualified liquidation” under the REMIC Provisions. The Depositor, the Securities Administrator and the Trustee hereby consent to any such exercise.

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Section 7.02         Procedure Upon Redemption and Termination of Trust Fund.

(a)           If on any Determination Date the Master Servicer determines that there are no outstanding Mortgage Loans, and no other funds or assets in the Trust Fund other than the funds in the Distribution Account, the Master Servicer shall direct the Securities Administrator promptly to send a final distribution notice to each Certificateholder.  Such notice shall specify (A) the Distribution Date upon which final distribution on the Certificates of all amounts required to be distributed to Certificateholders pursuant to Section 5.02 will be made upon presentation and surrender of the Certificates at the Certificate Registrar’s Corporate Trust Office, and (B) that the Record Date otherwise applicable to such Distribution Date is not applicable, distribution being made only upon presentation and surrender of the Certificates at the office or agency of the Certificate Registrar therein specified.  The Securities Administrator shall give such notice to the Trustee, the Master Servicer and the Certificate Registrar at the time such notice is given to Holders of the Certificates.  Upon any such termination, the duties of the Certificate Registrar with respect to the Certificates shall terminate.

Upon termination of the Trust Fund, the Securities Administrator shall terminate, or request the Master Servicer to terminate, the Distribution Account and any other account or fund maintained with respect to the Certificates, subject to the Securities Administrator’s obligation hereunder to hold all amounts payable to Certificateholders in trust without interest pending such payment.

(b)           In the event that all of the Holders do not surrender their Certificates for cancellation within three months after the time specified in the termination notice, the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within one year after the second notice any Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps to contact the remaining Certificateholders concerning surrender of such Certificates, and the cost thereof shall be paid out of the amounts distributable to such Holders.  If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Securities Administrator shall, subject to applicable state law relating to escheatment, hold all amounts distributable to such Holders for the benefit of such Holders.  No interest shall accrue on any amount held by the Securities Administrator and not distributed to a Certificateholder due to such Certificateholder’s failure to surrender its Certificate(s) for payment of the final distribution thereon in accordance with this Section.

(c)           Any reasonable expenses incurred by the Securities Administrator or the Trustee in connection with any redemption or termination or liquidation of the Trust Fund shall be reimbursed from proceeds received from the liquidation of the Trust Fund.

Section 7.03         Additional Trust Fund Termination Requirements.

(a)           Any termination of the Trust Fund in connection with the Clean-up Call or involving any other sale of assets of the Trust Fund prior to the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund shall be effected in accordance with the following additional requirements, unless the Securities Administrator and the Trustee receive an Opinion of Counsel (at the expense of the party exercising any right of termination), addressed to the Securities Administrator and the Trustee to the effect that the failure of the Trust Fund to comply with the requirements of this Section 7.03 will not result in an Adverse REMIC Event:

(i)           Within 89 days prior to the time of the making of the final payment on the Certificates, upon notification that a party intends to exercise its option to cause the termination of the Trust Fund, the Trustee, at the direction of the Securities Administrator, shall adopt a plan of complete liquidation of the Trust Fund on behalf of each REMIC, meeting the requirements of a qualified liquidation under the REMIC Provisions, in the form prepared and provided by the party exercising its termination right in connection with a Clean-up Call or by the Depositor in connection with any other termination of the Trust Fund;

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(ii)           Any sale of the Mortgage Loans upon the exercise of a Clean-up Call shall be a sale for cash and shall occur at or after the time of adoption of such a plan of complete liquidation and prior to the time of making of the final payment on or credit to the Certificates, and upon the closing of such a sale, the Trustee shall deliver or cause the Custodian to deliver the Mortgage Loans to the purchaser thereof as instructed by the party exercising the Clean-up Call;

(iii)           On the date specified for final payment of the Certificates, the Securities Administrator shall make final distributions of principal and interest on the Certificates in accordance with Section 5.02 and, after payment of, or provision for payment of any outstanding expenses, distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand after such final payment (other than cash retained to meet claims), and the Trust Fund (and each REMIC) shall terminate at that time; and

(iv)           In no event may the final payment on or credit to the Certificates or the final distribution or credit to the Holders of the Residual Certificates be made after the 89th day from the date on which the plan of complete liquidation is adopted.

(b)           By its acceptance of a Residual Certificate, each Holder thereof hereby agrees to accept the plan of complete liquidation adopted by the Trustee at the direction of the Securities Administrator under this Section and to take such other action in connection therewith as may be reasonably requested by the Securities Administrator or any Servicer.

ARTICLE VIII

RIGHTS OF CERTIFICATEHOLDERS

Section 8.01         Limitation on Rights of Holders.

(a)           The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of this Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.  Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the Trustee, the Master Servicer or the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(b)           No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue of or by availing itself of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless, except as otherwise specified herein, the Holders of Certificates evidencing not less than 25% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given such Trustee during such sixty-day period by such Certificateholders; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder, the Securities Administrator and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of or by availing itself of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders.  For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

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Section 8.02         Access to List of Holders.

(a)           If the Trustee is not acting as Certificate Registrar, the Certificate Registrar will furnish or cause to be furnished to the Trustee, within fifteen days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

(b)           If three or more Holders or Certificate Owners (hereinafter referred to as “Applicants”) apply in writing to the Certificate Registrar, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Certificate Registrar shall, within five Business Days after the receipt of such application, afford such Applicants reasonable access during the normal business hours of the Certificate Registrar to the most recent list of Certificateholders held by the Certificate Registrar or shall, as an alternative, send, at the Applicants’ expense, the written communication proffered by the Applicants to all Certificateholders at their addresses as they appear in the Certificate Register.

(c)           Every Holder or Certificate Owner, if the Holder is a Clearing Agency, by receiving and holding a Certificate, agrees with the Depositor, the Master Servicer, the Securities Administrator, the Certificate Registrar and the Trustee that neither the Depositor, Master Servicer, the Securities Administrator, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

Section 8.03         Acts of Holders of Certificates.

(a)           Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders or Certificate Owners, if the Holder is a Clearing Agency, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and the Securities Administrator and, where expressly required herein, to the Master Servicer.  Such instrument or instruments (as the action embodies therein and evidenced thereby) are herein sometimes referred to as an “Act” of the Holders signing such instrument or instruments.  Proof of execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Securities Administrator and the Master Servicer, if made in the manner provided in this Section.  Each of the Trustee, the Securities Administrator and the Master Servicer shall promptly notify the others of receipt of any such instrument by it, and shall promptly forward a copy of such instrument to the others.

(b)           The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof.  Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.  The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee or the Securities Administrator deems sufficient.

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(c)           The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee) shall be proved by the Certificate Register, and none of the Trustee, the Securities Administrator, the Master Servicer or the Depositor shall be affected by any notice to the contrary.

(d)           Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee, the Securities Administrator or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

ARTICLE IX

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS BY THE MASTER SERVICER

Section 9.01         Duties of the Master Servicer; Enforcement of Servicer’s and Master Servicer’s Obligations.

(a)          The Master Servicer, on behalf of the Trustee and the Certificateholders shall, from and after the Closing Date, monitor the performance of the Servicers and the Servicing Administrator under the Servicing Agreements. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall consult with each Servicer and the Servicing Administrator as necessary from time to time to carry out the Master Servicer’s obligations hereunder, shall receive and review all reports, information and other data provided to the Master Servicer by each Servicer and shall enforce the obligation of each Servicer and the Servicing Administrator duly and punctually to perform and observe the covenants, duties, obligations and conditions to be performed or observed by such Servicer or the Servicing Administrator under the related Servicing Agreement. The Master Servicer shall independently and separately monitor each Servicer’s servicing activities and the activities of the Servicing Administrator with respect to each related Mortgage Loan in respect of the provisions of the applicable Servicing Agreement, reconcile the reports and other data provided to the Master Servicer pursuant to the previous sentence on a monthly basis based on the Mortgage Loan data provided to the Master Servicer by or on behalf of the Depositor on the Closing Date (upon which data the Master Servicer shall be entitled to rely and with respect to which the Master Servicer shall have no obligation to confirm or verify) and coordinate corrective adjustments to the records of each Servicer and the Master Servicer, and based on such reconciled and corrected information, the Master Servicer shall provide such information to the Securities Administrator as shall be necessary in order for it to prepare the statements specified in Section 4.02, and prepare any other information and statements required to be forwarded by the Master Servicer hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of each Servicer to the Distribution Account pursuant to the related Servicing Agreement. The Master Servicer shall, in accordance with each Servicing Agreement, oversee matters relating to the servicing of defaulted Mortgage Loans, including approving certain Mortgage Loan modifications, reviewing environmental reports related to foreclosed Mortgage Properties to determine whether to proceed with a foreclosure, approving certain actions relating to the management of REO Property and approving the release of the original borrower of a Mortgage Loan in connection with Mortgage Loan assumptions. The Master Servicer shall not approve any modification of a Mortgage Loan to extend the maturity date of such Mortgage Loan past the Latest Possible Maturity Date of the Certificates. In its review of the activities of any Servicer and the Servicing Administrator, the Master Servicer may rely upon an Officer’s Certificate of such Servicer or the Servicing Administrator (or similar document signed by an officer of such Servicer or the Servicing Administrator), and such Servicer’s or the Servicing Administrator’s Assessment of Compliance and related Accountant’s Attestation or other accountants’ report provided to the Master Servicer pursuant to the related Servicing Agreement, with regard to such Servicer’s or the Servicing Administrator’s compliance with the terms of its Servicing Agreement. Subject to Section 9.08, the Master Servicer shall not be responsible or liable for the day-to-day servicing activities of any Servicer or for any unlawful act or omission, breach, negligence, fraud, willful misconduct or bad faith of any Servicer.

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Upon the occurrence of an event that, unless cured, would constitute grounds for termination of a Servicer under the related Servicing Agreement, the Master Servicer shall promptly notify the Trustee and the Depositor thereof, and shall specify in such notice the action, if any, the Master Servicer is taking in respect of such default. So long as any such event of default shall be continuing, the Master Servicer may, and shall, if it determines such action to be in the best interests of Certificateholders, (i) terminate all of the rights and powers of such Servicer pursuant to the applicable provisions of the Servicing Agreement; (ii) exercise any rights it may have to enforce the Servicing Agreement against such Servicer; and/or (iii) waive any such default under the Servicing Agreement or take any other action with respect to such default as is permitted thereunder. Notwithstanding the immediately preceding sentence, if the event of default is the failure of a Servicer or the Servicing Administrator to remit any payment required to be made under the terms of the applicable Servicing Agreement, and such failure continues unremedied for the duration of the applicable grace period, then the Master Servicer shall terminate all of the rights and powers of such Servicer or the Servicing Administrator pursuant to the applicable provisions of the related Servicing Agreement, unless any waiver described under Section 6.16 shall have been obtained; provided that, upon the occurrence of such an event of default by the Servicing Administrator, the Master Servicer may, at its option, terminate all of the rights and powers of Cenlar FSB pursuant to the Cenlar FSB Servicing Agreement unless such a waiver has been obtained.

(b)          Upon any termination by the Master Servicer of the rights and powers of a Servicer or the Servicing Administrator pursuant to the related Servicing Agreement, the rights and powers of the Servicer or the Servicing Administrator with respect to the related Mortgage Loans shall vest in the Master Servicer and the Master Servicer shall be the successor in all respects to such Servicer or the Servicing Administrator in its capacity as Servicer or Servicing Administrator with respect to such Mortgage Loans under the related Servicing Agreement, unless or until the Master Servicer shall have appointed, with the consent of the Trustee, such consent not to be unreasonably withheld, a successor to the Servicer or the Servicing Administrator; provided that, with respect to the appointment of a successor servicer, in accordance with the applicable provisions of the related Servicing Agreement, such successor servicer shall be a Fannie Mae- or Freddie Mac-approved Person that is a member in good standing of MERS; provided, further, that no Trustee consent shall be required if the successor servicer or successor servicing administrator is a Person that was a Servicer on the Closing Date; provided, further, that it is understood and agreed by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to a successor servicer or a successor servicing administrator (including the Master Servicer). Upon appointment of a successor servicer or successor servicing administrator, as authorized under this Section 9.01(b), unless the successor servicer or successor servicing administrator shall have assumed the obligations of the terminated Servicer or the terminated Servicing Administrator, as applicable, under such Servicing Agreement, the Master Servicer, the Trustee and such successor servicer shall enter into a servicing agreement in a form substantially similar to the affected Servicing Agreement or into an agreement with such successor servicing administrator in a form mutually agreed upon by the parties thereto. In connection with any such appointment, the Master Servicer may make such arrangements for the compensation of such successor servicer or successor servicing administrator as it and such successor shall agree. The Master Servicer in its sole discretion shall have the right to agree to compensation of a successor servicer in excess of that permitted to a Servicer under the Servicing Agreements if such increase is, in its good faith and judgment, necessary or advisable to engage a successor servicer. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be liable for any Servicing Fee or for any differential between the amount of the Servicing Fee paid to the original servicer and the amount necessary to induce any successor servicer to act as successor servicer hereunder.  To the extent the successor servicer assumes the obligations of the terminated Servicer under the applicable Servicing Agreement, the Master Servicer may amend such Servicing Agreement to effect such change to the Servicing Fee without the consent of the Certificateholders.

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The Master Servicer shall pay the costs of such enforcement (including the termination of any Servicer or the Servicing Administrator, the appointment of a successor servicer or successor servicing administrator or the transfer and assumption of the servicing or the servicing administration by the Master Servicer) at its own expense and shall be reimbursed therefor initially (i) by the terminated Servicer or terminated Servicing Administrator, as applicable, (ii) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, (iii) from a specific recovery of costs, expenses or attorney’s fees against the party against whom such enforcement is directed, or (iv) to the extent that such amounts described in (i)-(iii) above are not received by the Master Servicer within 30 days of the Master Servicer's request for reimbursement therefor, from the Trust Fund, as provided in Section 9.04. To the extent the Master Servicer recovers amounts described in (i)-(iii) above subsequent to its reimbursement from the Trust Fund pursuant to (iv) above, then the Master Servicer promptly will reimburse such amounts to the Trust Fund.

If the Master Servicer assumes the servicing or servicing administration with respect to any of the Mortgage Loans, it will not assume liability for the representations and warranties of any Servicer or the Servicing Administrator being replaced or for the errors or omissions of such Servicer or the Servicing Administrator.

(c)          Upon any termination of the rights and powers of any Servicer or the Servicing Administrator pursuant to the applicable Servicing Agreement, the Master Servicer shall promptly notify the Trustee, the Securities Administrator and each Rating Agency through the Rule 17g-5 Information Provider, specifying in such notice that the Master Servicer or any successor servicer or successor servicing administrator, as the case may be, has succeeded the Servicer or the Servicing Administrator, as applicable, under the related Servicing Agreement, which notice shall also specify the name and address of any such successor servicer or successor servicing administrator .

Section 9.02         Assumption of Master Servicing by Trustee.

(a)          In the event the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default under this Agreement), the Trustee shall thereupon, in accordance with the terms of Section 6.14 hereof, assume all of the rights and obligations of such Master Servicer hereunder and under each Servicing Agreement entered into with respect to the Mortgage Loans or shall appoint as successor master servicer a Fannie-Mae or Freddie Mac-approved servicer that is acceptable to the Depositor and each Rating Agency. The Trustee, its designee or any successor master servicer appointed by the Trustee shall be deemed to have assumed all of the replaced Master Servicer’s interest herein and, with respect to each Servicing Agreement, shall be deemed to have assumed all of the replaced Master Servicer's interest therein to the same extent as if such Servicing Agreement had been assigned to the assuming party; provided that the replaced Master Servicer shall not thereby be relieved of any liability or obligations of such replaced Master Servicer under such Servicing Agreement accruing prior to its replacement as Master Servicer, and shall be liable to the Trustee or any successor master servicer therefor, and hereby agrees to indemnify and hold harmless the Trustee or any successor master servicer from and against all costs, damages, expenses and liabilities (including reasonable attorneys’ fees) incurred by the Trustee or any successor master servicer as a result of such liability or obligations of the replaced Master Servicer and in connection with the Trustee’s or such successor master servicer’s assumption (but not its performance, except to the extent that costs or liability of the Trustee or any successor master servicer are created or increased as a result of negligent or wrongful acts or omissions of the replaced Master Servicer prior to its replacement as Master Servicer) of the Master Servicer’s obligations, duties or responsibilities thereunder.

(b)          The replaced Master Servicer shall, upon request of the Trustee but at the expense of such replaced Master Servicer, deliver to the assuming party all documents and records relating to each Servicing Agreement and the related Mortgage Loans and an accounting of amounts collected and held by it, and otherwise use its best efforts to effect the orderly and efficient transfer of each Servicing Agreement to the assuming party.

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Section 9.03         Representations, Warranties and Covenants of the Master Servicer.

(a)          The Master Servicer hereby represents and warrants to the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) and the Trustee, for the benefit of the Certificateholders, as of the Closing Date that:

(i)          it is validly existing and in good standing under the laws of the United States of America as a national banking association, and as Master Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

(ii)         the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer’s charter or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer’s ability to perform its obligations under this Agreement;

(iii)        this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(iv)        the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

(v)         the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;

(vi)        no litigation is pending or, to the best of the Master Servicer’s knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vii)       the Master Servicer, or an affiliate thereof the primary business of which is the servicing of conventional residential mortgage loans, is a Fannie Mae- or Freddie Mac-approved seller/servicer;

(viii)      no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except such consents, approvals, authorizations and orders (if any) as have been obtained; and

(ix)         the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer.

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(b)          It is understood and agreed that the representations and warranties set forth in this Section shall survive the execution and delivery of this Agreement. In addition to any indemnity required pursuant to Section 6.25 hereof, the Master Servicer shall indemnify the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) and the Trustee and hold them harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a material breach of the Master Servicer’s representations and warranties contained in Section 9.03(a) or any failure by the Master Servicer to deliver any information, report, certification, accountants’ letter or other material when and as required under this Agreement. It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section to indemnify the Depositor, the Securities Administrator and the Trustee as provided in this Section 9.03(b) constitutes the sole remedy (other than as set forth in Section 6.14) of the Depositor, the Securities Administrator and the Trustee, respecting a breach of the foregoing representations and warranties. Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder, and any termination of this Agreement.

Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section 9.03(b) shall accrue upon discovery of such breach by either the Depositor, the Master Servicer or the Trustee or written notice thereof by any one of such parties to the other parties.

The Master Servicer shall not be responsible for the validity, priority, perfection or sufficiency of the security of the Certificates issued or intended to be issued hereunder.

(c)          The Master Servicer covenants and agrees that it shall not hold or purchase any Certificate if its holding or purchase of such Certificate (or interest therein) would cause the Master Servicer to be required to consolidate any assets of the Trust Fund on its financial statements under U.S. generally accepted accounting principles (“Consolidate” or “Consolidation”). The Master Servicer shall be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that its holding or purchase of such Certificate (or interest therein) will not cause the Master Servicer to be required to Consolidate any assets of the Trust on its financial statements.

If the Master Servicer's holding or purchase of a Certificate (or interest therein) does in fact cause such Consolidation, then the last preceding transferee that is not required to Consolidate shall be restored, to the extent permitted by law, to all rights and obligations as owner of such Certificate retroactive to the date of such transfer of such Certificate. If the Master Servicer holds or purchases a Certificate (or interest therein) in violation of the restrictions in this Section 9.03(c) and to the extent that the retroactive restoration of the rights of the owner of such Certificate as described in the immediately preceding sentence shall be invalid, illegal or unenforceable, then the Securities Administrator shall have the right, without notice to the owner or any prior owner of such Certificate, to sell such Certificate to a purchaser selected by the Securities Administrator on such terms as the Securities Administrator may choose. The Master Servicer shall promptly endorse and deliver such Certificate in accordance with the instructions of the Securities Administrator. The proceeds of such sale, net of the commissions (which may include commissions payable to the Securities Administrator or its affiliates), expenses and taxes due, if any, shall be remitted by the Securities Administrator to the Master Servicer. The terms and conditions of any sale under this Section 9.03(c) shall be determined in the sole discretion of the Securities Administrator, and the Securities Administrator shall not be liable to any owner of a Certificate as a result of its exercise of such discretion. The Master Servicer shall indemnify and hold harmless the Depositor and the Trust Fund from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such holding or purchase by the Master Servicer resulting in a Consolidation.

(d)          The Master Servicer covenants and agrees that it shall not transfer its master servicing rights and duties under this Agreement to an insured depository institution, as such term is defined in the Federal Deposit Insurance Act (an “insured depository institution”, and any such insured depository institution in such capacity, a “master servicer transferee”) unless the Master Servicer shall have received a representation from the master servicer transferee that the acquisition of such master servicing rights and duties will not cause the master servicer transferee to be required to Consolidate any assets of the Trust Fund on its financial statements. Any master servicer transferee shall be deemed to have represented by virtue of its acquisition of such master servicing rights and duties that such acquisition will not cause Consolidation. Any master servicer transferee whose acquisition of such master servicing rights and duties was effected in violation of the restrictions in this Section 9.03(d) shall indemnify and hold harmless the Master Servicer, the Depositor and the Trust Fund from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition.

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Section 9.04         Compensation to the Master Servicer.

The Master Servicer shall be entitled to be paid from the Trust Fund, and shall either retain or withdraw from the Distribution Account, (i) its Master Servicing Fee with respect to each Distribution Date, (ii) all amounts necessary to reimburse itself for any previously unreimbursed Advances, Servicer Advances and Nonrecoverable Advances in accordance with the definition of “Available Distribution Amount” and (iii) in accordance with the second paragraph of Section 9.01(b), the cost of any enforcement action taken by it under Section 9.01 hereof, including, without limitation, any costs incurred in connection with the termination of a Servicer or the Servicing Administrator, the appointment of a successor servicer or successor servicing administrator or the transfer and assumption of the servicing or servicing administration by the Master Servicer. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

In addition, the Depositor agrees, except as otherwise expressly provided herein, to reimburse the Master Servicer, upon its request, for all reasonable expenses, disbursements and advances incurred or made by the Master Servicer in connection with the performance of its duties hereunder (including the reasonable compensation and the expenses and disbursements of its agents and counsel), to the extent not otherwise reimbursed pursuant to this Agreement, except any such expense, disbursement or advance as may be attributable to its willful misfeasance, bad faith or negligence.

Section 9.05         Merger or Consolidation.

Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer or any Affiliate thereof whose primary business is the servicing of conventional residential mortgage loans shall be a Person that shall be qualified and approved to service mortgage loans for Fannie Mae or Freddie Mac and shall have a net worth of not less than $15,000,000.

Section 9.06         Resignation of Master Servicer.

Except as otherwise provided in Sections 9.05 and 9.07 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless the Master Servicer’s duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and such conflict cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel that shall be Independent to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee shall have assumed, or a successor master servicer shall have been appointed by the Trustee and until such successor shall have assumed, the Master Servicer’s responsibilities and obligations under this Agreement. Notice of such resignation shall be given promptly by the Master Servicer and the Depositor to the Trustee.

If, at any time, the Master Servicer resigns under this Section 9.06, or transfers or assigns its rights and obligations under Section 9.07, or is removed as Master Servicer pursuant to Section 6.14, then at such time Wells Fargo Bank, N.A. also shall resign (and shall be entitled to resign) as Securities Administrator, Paying Agent, Authenticating Agent and Certificate Registrar under this Agreement. In such event, the obligations of each such party shall be assumed by the Trustee or such successor master servicer appointed by the Trustee (subject to the provisions of Section 9.02(a)).

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Section 9.07         Assignment or Delegation of Duties by the Master Servicer.

Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder; provided, however, that the Master Servicer shall have the right with the prior written consent of the Trustee and the Depositor (which consent shall not be unreasonably withheld), to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor and the Trustee. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire amount of the Master Servicing Fee and other compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such successor master servicer. Such successor master servicer shall also pay the fees of the Trustee and the Securities Administrator, as provided herein, and of the Custodian, as provided in the Custodial Agreement.

Section 9.08         Limitation on Liability of the Master Servicer and Others.

Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to master service the Mortgage Loans in accordance with this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Master Servicer shall be entitled to be reimbursed therefor out of the Distribution Account.

The Master Servicer shall not be liable for any acts or omissions of any Servicer except to the extent that damages or expenses are incurred as a result of such act or omissions and such damages and expenses would not have been incurred but for the negligence, willful misfeasance, bad faith or recklessness of the Master Servicer in supervising, monitoring and overseeing the obligations of the Servicers under this Agreement.

Section 9.09         Indemnification; Third-Party Claims.

In addition to any indemnity required pursuant to Section 6.25 hereof, the Master Servicer agrees to indemnify the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) and the Trustee, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor, the Securities Administrator or the Trustee may sustain as a result of the Master Servicer’s willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard for its obligations and duties under this Agreement. The Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) and the Trustee shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans entitling the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) or the Trustee to indemnification under this Section 9.09, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.

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Section 9.10         Master Servicer Fidelity Bond and Master Servicer Errors and Omissions Insurance Policy.

The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

ARTICLE X

REMIC ADMINISTRATION

Section 10.01         REMIC Administration.

(a)           REMIC elections as set forth in the Preliminary Statement to this Agreement shall be made by the Trustee at the direction of the Securities Administrator on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued.  The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement to this Agreement.

(b)           The Closing Date is hereby designated as the “Startup Day” of each REMIC within the meaning of section 86OG(a)(9) of the Code.  The “latest possible maturity date” for each REMIC for purposes of Treasury Regulation 1.86OG-1(a)(4) will be the Latest Possible Maturity Date.

(c)           The Securities Administrator shall represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto.  The Securities Administrator shall pay any and all tax-related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Securities Administrator in fulfilling its duties hereunder (including its duties as tax return preparer).  The Securities Administrator shall be entitled to reimbursement of expenses to the extent provided in clause (i) above from the Distribution Account; provided, however, the Securities Administrator shall not be entitled to reimbursement for expenses incurred in connection with the preparation of tax returns and other reports required under Section 6.20 and this Section.

(d)           The Securities Administrator shall prepare and file, and the Trustee shall sign, as instructed by the Securities Administrator, all of each REMIC’s federal and appropriate state tax and information returns as such REMIC’s direct representative.  The expenses of preparing and filing such returns shall be borne by the Securities Administrator.  In preparing such returns, the Securities Administrator shall, with respect to each REMIC created hereunder other than the Upper-Tier REMIC (each such REMIC, a “Non-Upper-Tier REMIC”):  (i) treat the accrual period for interests in such Non-Upper-Tier REMIC as the calendar month; (ii) account for distributions made from such Non-Upper-Tier REMIC as made on the first day of each succeeding calendar month; (iii) use the aggregation method provided in Treasury Regulation section 1.1275-2(c); and (iv) account for income and expenses related to such Non-Upper-Tier REMIC in the manner resulting in the lowest amount of excess inclusion income possible accruing to the Holder of the residual interest in such Non-Upper-Tier REMIC.

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(e)           The Securities Administrator or its designee shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority.  Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Securities Administrator shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization pursuant to Treasury Regulation 1.860E-2(a)(5) and any person designated in Section 860E(e)(3) of the Code and (ii) to the Trustee such information as is necessary for the Trustee to provide to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

(f)           The Trustee, the Securities Administrator, the Master Servicer and the Holders of Certificates shall, to the extent within their knowledge and control, take such actions as may be necessary to maintain the status of each REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to maintain such status.  None of the Trustee, the Securities Administrator, the Master Servicer or the Holder of any Residual Certificate shall knowingly take any action, cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could result in an Adverse REMIC Event unless the Trustee, the Securities Administrator and the Master Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action or not to take such action) to the effect that the contemplated action (or inaction, as the case may be) will not cause an Adverse REMIC Event.  In addition, prior to taking any action with respect to any REMIC or the assets therein, or causing any REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee, the Securities Administrator, the Master Servicer or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and no such Person shall take any such action or cause any REMIC to take any such action as to which the Trustee, the Securities Administrator or the Master Servicer has advised it in writing that an Adverse REMIC Event could occur; provided, however, that if no Adverse REMIC Event would occur but such action could result in the imposition of additional taxes on the Residual Certificateholders, no such Person shall take any such action, or cause any REMIC to take any such action without the written consent of the other Residual Certificateholders.  The Trustee, the Securities Administrator and the Master Servicer may consult with counsel (and conclusively rely upon the advice of such counsel) to make such written advice, and the cost of the same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event shall such cost be an expense of the Trustee, Securities Administrator or the Master Servicer.

(g)           Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on the related REMIC by federal or state governmental authorities.  To the extent that such taxes are not paid by a Residual Certificateholder, the Securities Administrator or the Paying Agent shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in any such REMIC or, if no such amounts are available, out of other amounts held in the Distribution Account, and shall reduce amounts otherwise payable to holders of regular interests in any such REMIC, as the case may be.

(h)           The Securities Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis.

(i)           No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement.

(j)           None of the Trustee, the Securities Administrator nor the Master Servicer shall enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

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(k)           The Holder (or, if there is more than one such Holder, the Holder with the largest Percentage Interest) of the Class LT-R Certificate is hereby designated as “tax matters person” with respect to the Lower-Tier REMIC and the Holder of the Class R Certificate (or, if there is more than one such Holder, the Holder with the largest Percentage Interest) is hereby designated as “tax matters person” with respect to the Upper-Tier REMIC and each such Holder shall be deemed by the acceptance of its Certificate to have appointed the Securities Administrator to act as its agent to perform the duties of the “tax matters person” for each such REMIC.

Section 10.02         Prohibited Transactions and Activities.

None of the Depositor, the Master Servicer or the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of each REMIC pursuant to Article VII of this Agreement, (iv) a repurchase of Mortgage Loans pursuant to Article II of this Agreement or (v) a sale of a Mortgage Loan to a governmental entity acquiring such Mortgage Loan through the exercise of its power of eminent domain pursuant to Section 2.08 of this Agreement, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Distribution Account for gain, nor accept any contributions to any REMIC after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (a) result in an Adverse REMIC Event, (b) adversely affect the distribution of interest or principal on the Certificates or (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement).

Section 10.03         Indemnification With Respect to Prohibited Transactions or Loss of REMIC Status.

Upon the occurrence of an Adverse REMIC Event due to the negligent performance by either the Securities Administrator or the Master Servicer of its duties and obligations set forth herein, the Securities Administrator or the Master Servicer, as applicable, shall indemnify the Certificateholders of the related Residual Certificate against any and all losses, claims, damages, liabilities or expenses (“Losses”) resulting from such negligence; provided, however, that neither the Securities Administrator nor the Master Servicer shall be liable for any such Losses attributable to the action or inaction of the Depositor, the Trustee or the Holder of the Residual Certificate, nor for any such Losses resulting from misinformation provided by any of the foregoing parties on which the Securities Administrator or the Master Servicer, as applicable, has relied.  Notwithstanding the foregoing, however, in no event shall the Securities Administrator or the Master Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement or under any Servicing Agreement, (2) for any Losses other than arising out of malfeasance, willful misconduct or negligent performance by the Securities Administrator or the Master Servicer, as applicable, of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders of the related Residual Certificate (in addition to payment of principal and interest on the Certificates).

Section 10.04         REO Property.

(a)          Notwithstanding any other provision of this Agreement, the Master Servicer, acting on behalf of the Trustee hereunder, shall not, except to the extent provided in the applicable Servicing Agreement, knowingly permit any Servicer to rent, lease, or otherwise earn income on behalf of any REMIC with respect to any REO Property which might cause an Adverse REMIC Event unless the applicable Servicer has provided to the Trustee and the Securities Administrator an Opinion of Counsel concluding that, under the REMIC Provisions, such action would not result in an Adverse REMIC Event.

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(b)            The Depositor shall cause the applicable Servicer (to the extent provided in the related Servicing Agreement) to make reasonable efforts to sell any REO Property for its fair market value. In any event, however, the Depositor shall, or shall cause the applicable Servicer (to the extent provided in the related Servicing Agreement) to, dispose of any REO Property within three years of its acquisition by the Trust Fund unless the Depositor or the applicable Servicer (on behalf of the Trust Fund) has received an extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the REMIC may hold REO Property for a longer period without causing an Adverse REMIC Event. If such an extension has been received, then the Depositor, acting on behalf of the Trustee hereunder, shall, or shall cause the applicable Servicer to, continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”). If such an extension has not been received and the Depositor or the applicable Servicer, acting on behalf of the Trust Fund hereunder, is unable to sell the REO Property within 33 months after its acquisition by the Trust Fund, or if such an extension has been received and the Depositor or the applicable Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Depositor shall cause the applicable Servicer, before the end of the three year period or the Extended Period, as applicable, to (i) purchase such REO Property at a price equal to the REO Property’s fair market value or (ii) auction the REO Property to the highest bidder (which may be the applicable Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.

ARTICLE XI

MISCELLANEOUS PROVISIONS

Section 11.01                Binding Nature of Agreement; Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 11.02                Entire Agreement.

This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.  The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

Section 11.03                Amendment.

(a)           This Agreement may be amended from time to time by written agreement between the Depositor, the Master Servicer, the Securities Administrator and the Trustee, without notice to or the consent of any of the Holders, (i) to cure any ambiguity or mistake, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund or this Agreement in the Prospectus, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein or with the provisions of any Servicing Agreement, (iii) to make any other provisions with respect to matters or questions arising under this Agreement, (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions, (v) if necessary in order to avoid a violation of any applicable law or regulation or (vi) if a TIA Applicability Determination has been made, to modify, eliminate or add to the provisions of this Agreement to the extent necessary to (A) effect the qualification of this Agreement under the TIA or under any similar federal statute and to add any other provisions as may be expressly required by the TIA, and (B) modify other provisions of this Agreement to the extent necessary to make such provisions consistent with, and conform to, the modifications made pursuant to clause (A); provided that, with respect to clause (vi), the parties hereto are deemed to have agreed, to the extent permitted under the TIA, that this Agreement expressly excludes any non-mandatory provisions under the TIA that (x) would conflict with the provisions of this Agreement or (y) increase the obligations, liabilities or scope of responsibility of any party hereto.  No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel, result in an Adverse REMIC Event, nor shall such amendment effected pursuant to clause (iii) of such sentence adversely affect in any material respect the interests of any Holder.  Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee shall be provided with an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this Agreement and, with respect to an amendment effected pursuant to clause (v) above, to the effect that such amendment is necessary in order to avoid a violation of such applicable law.

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(b)           This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

(c)           Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Holder, the Depositor and each Rating Agency through the Rule 17g-5 Information Provider. The Securities Administrator and the Certificate Registrar shall cooperate with the Trustee in connection with the Trustee's obligations under this Section 11.03.

(d)           It shall not be necessary for the consent of Holders under this Section 11.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)           Notwithstanding anything to the contrary in any Servicing Agreement, the Trustee shall not consent to any amendment of any Servicing Agreement except pursuant to the standards provided in this Section with respect to amendment of this Agreement. In addition, none of the Trustee, the Master Servicer, the Securities Administrator or the Depositor shall consent to any amendment to any Servicing Agreement unless prior written notice of the substance of such amendment has been delivered to each Rating Agency through the Rule 17g-5 Information Provider.

(f)           Prior to the execution of any amendment to this Agreement, each of the Trustee and the Securities Administrator shall be entitled to receive and conclusively rely on an Opinion of Counsel (at the expense of the Person seeking such amendment) stating that the execution of such amendment is authorized and permitted by this Agreement.  The Trustee and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee’s or the Securities Administrator’s own rights, duties or immunities under this Agreement.

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Section 11.04               Voting Rights.

Except to the extent that the consent of all affected Certificateholders is required pursuant to this Agreement, with respect to any provision of this Agreement requiring the consent of Certificateholders representing specified percentages of aggregate outstanding Certificate Principal Amount or Class Notional Amount (or Percentage Interest), Certificates owned by the Depositor, the Master Servicer, the Securities Administrator, the Trustee, any Servicer or any Affiliate thereof are not to be counted so long as such Certificates are owned by the Depositor, the Master Servicer, the Securities Administrator, the Trustee, any Servicer or any Affiliate thereof.

Section 11.05                Provision of Information.

(a)           For so long as any of the Certificates of any Class are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, each of the Depositor, the Master Servicer, the Securities Administrator and the Trustee agree to cooperate with each other to provide to any Certificateholders and to any prospective purchaser of Certificates designated by such holder, upon the request of such holder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act.  Any reasonable, out-of-pocket expenses incurred by the Trustee, the Master Servicer or the Securities Administrator in providing such information shall be reimbursed by the Depositor.

(b)           The Securities Administrator shall provide to any person to whom a Prospectus was delivered, upon the written request of such person specifying the document or documents requested, (i) a copy (excluding exhibits) of any report on Form 8-K, Form 10-D or Form 10-K (or other prescribed form) filed with the Securities and Exchange Commission pursuant to Section 6.21 and (ii) a copy of any other document incorporated by reference in the Prospectus.  Any reasonable out-of-pocket expenses incurred by the Securities Administrator in providing copies of such documents shall be reimbursed by the Depositor.

(c)          On each Distribution Date, the Securities Administrator shall deliver or cause to be delivered by first class mail or make available on its website to the Depositor, Attention:  Contract Finance, a copy of the report delivered to Certificateholders pursuant to Section 4.02.

Section 11.06                Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.07                Notices.

(a)            All demands, notices and communications required to be delivered to the Depositor, the Seller, the Trustee, the Master Servicer, the Securities Administrator or the Certificate Registrar hereunder shall be in writing and shall be deemed to have been duly given if (i) personally delivered, (ii) mailed by registered mail, postage prepaid, (iii) delivered by overnight courier, or (iv) transmitted via email, telegraph or facsimile, in each instance at the address listed below, or such other address as may hereafter be furnished by any party to the other parties in writing:

For posting by the Rule 17g-5 Information Provider:

rmbs17g5informationprovider@wellsfargo.com

In the case of the Depositor:

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Sequoia Residential Funding, Inc.

One Belvedere Place, Suite 330

Mill Valley, CA 94941

Facsimile number (415) 381-1773

Electronic mail address: Sequoia.Notices@redwoodtrust.com

Attention:  Sequoia Mortgage Trust 2013-1

In the case of the Seller:

Redwood Residential Acquisition Corporation

One Belvedere Place, Suite 330

Mill Valley, CA 94941

Facsimile number (415) 381-1773

Electronic mail address: Sequoia.Notices@redwoodtrust.com

Attention:  Sequoia Mortgage Trust 2013-1

In the case of the Master Servicer and the Securities Administrator:

Wells Fargo Bank, N.A.

P.O. Box 98

Columbia, Maryland 21046

(or, for overnight deliveries:

9062 Old Annapolis Road

Columbia, Maryland 21045)

Telephone number: (410) 884-2000

Facsimile number: (410) 715-2380

Attention: Client Manager — Sequoia Mortgage Trust 2013-1

In the case of the Certificate Registrar:

Wells Fargo Bank, N.A.

Sixth Street and Marquette Avenue

Minneapolis, Minnesota 55479

Facsimile number: 1-866-614-1273

Electronic mail address: g=cts-spg-team-a-5@wellsfargo.com

Attention: Corporate Trust Services — Sequoia Mortgage Trust 2013-1

In the case of the Trustee:

Christiana Trust, a division of Wilmington Savings Fund Society, FSB

500 Delaware Avenue, 11th Floor

Wilmington, DE 19801

Attention: Corporate Trust — Sequoia Mortgage Trust 2013-1

Any such demand, notice or communication shall be deemed to have been received on the date delivered to the premises of the addressee and (A) if delivered by registered mail, overnight courier, or facsimile, as evidenced by the date noted on a return or confirmation of receipt and (B) if delivered by electronic mail, when sent to the address specified above, provided no error or rejection message has been received by the sender.

104

(b)            Notices to any Certificateholder shall be deemed to be duly given by any party hereto (i) in the case of any holder of a Definitive Certificate, on the date mailed, first class postage prepaid, to the address of such holder as included on the certificate register, or (ii) in the case of any book-entry certificate, on the date when such notice or communication is delivered to the Clearing Agency, it being understood that the Clearing Agency shall give such notices and communications to the related underlying participants in accordance with its applicable rules, regulations and procedures.

All notices or communications to Certificateholders shall also be posted and made available to all Certificateholders, whether definitive or book-entry, as well as the Depositor, the Master Servicer, the Securities Administrator and the Trustee, by the Securities Administrator on the Securities Administrator website located at www.ctslink.com. Unless otherwise expressly provided for herein, all notices and communications required to be delivered hereunder shall be delivered to such parties and Certificateholders and posted by the Securities Administrator on the Securities Administrator 's website, in each instance, as soon as reasonably practicable.

(c)            The Depositor hereby covenants that it shall provide written notice to the Trustee, which written notice may be via electronic mail, once the Servicers have furnished to the Mortgagors, in accordance with the applicable Servicing Agreements, the notices required to be furnished under Section 404 of the Helping Families Save Their Homes Act of 2009, as amended and in effect from time to time.

Section 11.08                Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.09                Indulgences; No Waivers.

Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.  No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

Section 11.10                Headings Not to Affect Interpretation.

The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

Section 11.11                Benefits of Agreement.

Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

105

Section 11.12                Special Notices to the Rating Agencies.

(a)           The Depositor shall give prompt notice to each Rating Agency through the Rule 17g-5 Information Provider of the occurrence of any of the following events of which it has notice:

(i)            any amendment to this Agreement pursuant to Section 11.03, including prior advance written notice of any amendment to this Agreement pursuant to Section 11.03(a);

(ii)            any assignment by the Master Servicer of its rights hereunder or delegation of its duties hereunder;

(iii)            the occurrence of any Event of Default and any waiver of any Event of Default pursuant to Section 6.14;

(iv)            any notice of termination given to the Master Servicer pursuant to Section 6.14 and any resignation of the Master Servicer hereunder;

(v)            the termination of any successor to any Master Servicer pursuant to Section 6.14;

(vi)            the making of a final payment pursuant to Section 7.01; and

(vii)            any termination of the rights and obligations of a Servicer or the Servicing Administrator under any Servicing Agreement and any transfer of servicing or servicing administration under any Servicing Agreement.

(b)           All notices to the Rating Agencies provided for in this Section shall be in writing and sent first to the Rule 17g-5 Information Provider and then by first class mail, telecopy, electronic mail or overnight courier, as follows:

If to Fitch, to:

Fitch, Inc.

One State Street Plaza, 28th Floor

New York, NY 10004

Attn: SEMT 2013-1

If to KBRA, to:

Kroll Bond Rating Agency, Inc.

845 Third Avenue

New York, NY 10022

Electronic Mail: mbssurveillance@krollbondratings.com

Attention: RMBS Surveillance

If to Moody’s, to:

Moody’s Investors Service

7 World Trade Center @ 250 Greenwich St.

New York, NY 10007

Electronic Mail: servicerreports@moodys.com

Attn: Residential Mortgages

(c)           The Securities Administrator shall provide or make available to each Rating Agency through the Rule 17g-5 Information Provider reports prepared pursuant to Section 4.02 and the reports filed on Form 10-K pursuant to Section 6.21(b)(i)(1) through (4).  In addition, the Securities Administrator shall, at the expense of the Trust Fund, make available to each Rating Agency through the Rule 17g-5 Information Provider such information as each Rating Agency may reasonably request regarding the Certificates or the Trust Fund, to the extent that such information is reasonably available to the Securities Administrator; provided, the Securities Administrator shall not be required to post to the Rule 17g-5 Website any information previously posted to and available on the Securities Administrator’s website.

106

Section 11.13                Conflicts.

To the extent that the terms of this Agreement conflict with the terms of any Servicing Agreement, the related Servicing Agreement shall govern.

Section 11.14                Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

Section 11.15                No Petitions.

The Trustee and the Master Servicer, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they shall not at any time institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, this Agreement or any of the documents entered into by the Depositor in connection with the transactions contemplated by this Agreement.

107

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

SEQUOIA RESIDENTIAL FUNDING, INC.,
as Depositor

By:	/s/ John Isbrandtsen
Name: John Isbrandtsen
Title: Authorized Officer

CHRISTIANA TRUST, a division of
Wilmington Savings Fund Society, FSB,
as Trustee

By:	/s/ Jeffrey R. Everhart
Name: Jeffrey R. Everhart
Title: AVP

WELLS FARGO BANK, N.A.,
as Master Servicer

By:	/s/ Graham M. Oglesby
Name: Graham M. Oglesby
Title: VP

WELLS FARGO BANK, N.A.,
as Securities Administrator and Rule 17g-5 Information Provider

By:	/s/ Graham M. Oglesby
Name: Graham M. Oglesby
Title: VP

Solely for purposes of Section 2.04 and Section 2.06(b)
accepted and agreed to by:

REDWOOD RESIDENTIAL ACQUISITION CORPORATION,
as Seller

By:	/s/ John Isbrandtsen
Name: John Isbrandtsen
Authorized Signatory

Solely for purposes of Section 2.07
accepted and agreed to by:

SEQUOIA MORTGAGE FUNDING CORPORATION,
as Controlling Holder

By:	/s/ John Isbrandtsen
Name: John Isbrandtsen
Authorized Signatory

EXHIBIT A

FORMS OF CERTIFICATES

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) FAN 04-03E, AS AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY STANDARD & POOR’S, FITCH, MOODY’S, DBRS LIMITED OR DBRS, INC. OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

A-1

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2013-1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 1-A1

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal	Initial Certificate
Amount of the Class 1-A1	Principal Amount of this
Certificates: $151,646,000	Certificates: $151,646,000

Certificate Interest Rate: Adjustable	Cut-off Date: January 1, 2013

Final Scheduled Distribution
Date: February 2043

NUMBER 1	CUSIP: 81744W AA8

2

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class 1-A1 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in February 2013 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

3

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

4

SEQUOIA MORTGAGE TRUST 2013-1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2013-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2013 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class 1-A1, Class 1-AX, Class 2-A1, Class 2-AX, Class R, Class LT-R, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2013-1 or at such other address as the Securities Administrator may designate from time to time.

5

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class 1-A1, Class 2-A1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class 1-AX and Class 2-AX Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class 1-A1, Class 1-AX, Class 2-A1, Class 2-AX, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

6

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

7

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: __________________________________________
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of _____________________________________________________________________________________

account number _______________________ or, if mailed by check, to ___________________________________________

Applicable reports and statements should be mailed to _______________________________________________________

This information is provided by _________________________________________________________________

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) FAN 04-03E, AS AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY STANDARD & POOR’S, FITCH, MOODY’S, DBRS LIMITED OR DBRS, INC. OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2013-1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 2-A1

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal	Initial Certificate
Amount of the Class 2-A1	Principal Amount of this
Certificates: $217,189,000	Certificates: $217,189,000

Certificate Interest Rate: Adjustable	Cut-off Date: January 1, 2013

Final Scheduled Distribution
Date: February 2043

NUMBER 1	CUSIP: 81744W AC4

2

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class 2-A1 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in February 2013 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

3

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

4

SEQUOIA MORTGAGE TRUST 2013-1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2013-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2013 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class 1-A1, Class 1-AX, Class 2-A1, Class 2-AX, Class R, Class LT-R, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2013-1 or at such other address as the Securities Administrator may designate from time to time.

5

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class 1-A1, Class 2-A1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class 1-AX and Class 2-AX Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class 1-A1, Class 1-AX, Class 2-A1, Class 2-AX, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

6

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

7

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: __________________________________________
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of _____________________________________________________________________________________

account number _______________________ or, if mailed by check, to ___________________________________________

Applicable reports and statements should be mailed to _______________________________________________________

This information is provided by _________________________________________________________________

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS IS AN INTEREST-ONLY CERTIFICATE THAT IS NOT ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL. THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) FAN 04-03E, AS AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY STANDARD & POOR’S, FITCH, MOODY’S, DBRS LIMITED OR DBRS, INC. OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2013-1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 1-AX

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Notional	Initial Certificate
Amount of the Class 1-AX	Notional Amount of this
Certificates: $151,646,000	Certificates: $151,646,000

Certificate Interest Rate: Adjustable	Cut-off Date: January 1, 2013

Final Scheduled Distribution
Date: February 2043

NUMBER 1	CUSIP: 81744W AB6

2

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Notional Amount of this Certificate by the initial Class Notional Amount of all Class 1-AX Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in February 2013 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

3

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

4

SEQUOIA MORTGAGE TRUST 2013-1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2013-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2013 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class 1-A1, Class 1-AX, Class 2-A1, Class 2-AX, Class R, Class LT-R, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2013-1 or at such other address as the Securities Administrator may designate from time to time.

5

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class 1-A1, Class 2-A1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class 1-AX and Class 2-AX Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class 1-A1, Class 1-AX, Class 2-A1, Class 2-AX, B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

6

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

7

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: __________________________________________
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of ____________________________________________________________________________________

account number _______________________ or, if mailed by check, to ___________________________________________

Applicable reports and statements should be mailed to ________________________________________________________

This information is provided by ___________________________________________________________________

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS IS AN INTEREST-ONLY CERTIFICATE THAT IS NOT ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL. THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) FAN 04-03E, AS AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY STANDARD & POOR’S, FITCH, MOODY’S, DBRS LIMITED OR DBRS, INC. OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2013-1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 2-AX

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Notional	Initial Certificate
Amount of the Class 2-AX	Notional Amount of this
Certificates: $217,189,000	Certificates: $217,189,000

Certificate Interest Rate: Adjustable	Cut-off Date: January 1, 2013

Final Scheduled Distribution
Date: February 2043

NUMBER 1	CUSIP: 81744W AD2

2

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Notional Amount of this Certificate by the initial Class Notional Amount of all Class 2-AX Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in February 2013 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

3

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

4

SEQUOIA MORTGAGE TRUST 2013-1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2013-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2013 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class 1-A1, Class 1-AX, Class 2-A1, Class 2-AX, Class R, Class LT-R, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2013-1 or at such other address as the Securities Administrator may designate from time to time.

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The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

6

The Class 1-A1, Class 2-A1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class 1-AX and Class 2-AX Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class 1-A1, Class 1-AX, Class 2-A1, Class 2-AX, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

7

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: __________________________________________
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of _____________________________________________________________________________________

account number _______________________ or, if mailed by check, to ___________________________________________

Applicable reports and statements should be mailed to _______________________________________________________

This information is provided by _________________________________________________________________

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR. EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2013-1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-l

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal	Initial Certificate
Amount of the Class B-1	Principal Amount of this
Certificates: $10,146,000	Certificates: $10,146,000

Certificate Interest Rate: Adjustable	Cut-off Date: January 1, 2013

Final Scheduled Distribution
Date: February 2043

NUMBER 1	CUSIP: 81744W AE0

2

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-1 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in February 2013 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

3

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

4

SEQUOIA MORTGAGE TRUST 2013-1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2013-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2013 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class 1-A1, Class 1-AX, Class 2-A1, Class 2-AX, Class R, Class LT-R, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2013-1 or at such other address as the Securities Administrator may designate from time to time.

5

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

6

The Class 1-A1, Class 2-A1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class 1-AX and Class 2-AX Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class 1-A1, Class 1-AX, Class 2-A1, Class 2-AX, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

7

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: __________________________________________
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of _____________________________________________________________________________________

account number _______________________ or, if mailed by check, to ___________________________________________

Applicable reports and statements should be mailed to _______________________________________________________

This information is provided by _________________________________________________________________

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR. EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2013-1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-2

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal	Initial Certificate
Amount of the Class B-2	Principal Amount of this
Certificates: $6,764,000	Certificates: $6,764,000

Certificate Interest Rate: Adjustable	Cut-off Date: January 1, 2013

Final Scheduled Distribution
Date: February 2043

NUMBER 1	CUSIP: 81744W AF7

2

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-2 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in February 2013 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

3

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

4

SEQUOIA MORTGAGE TRUST 2013-1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2013-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2013 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class 1-A1, Class 1-AX, Class 2-A1, Class 2-AX, Class R, Class LT-R, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2013-1 or at such other address as the Securities Administrator may designate from time to time.

5

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

6

The Class 1-A1, Class 2-A1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class 1-AX and Class 2-AX Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class 1-A1, Class 1-AX, Class 2-A1, Class 2-AX, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

7

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of _____________________________________________________________________________________

account number _______________________ or, if mailed by check, to ___________________________________________

Applicable reports and statements should be mailed to _______________________________________________________

This information is provided by _________________________________________________________________

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR. EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2013-1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-3

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Amount of the Class B-3 Certificates: $4,576,000 Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: February 2043 NUMBER 1	Initial Certificate Principal Amount of this Certificates: $4,576,000 Cut-off Date: January 1, 2013 CUSIP: 81744W AG5

2

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-3 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in February 2013 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

3

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

4

SEQUOIA MORTGAGE TRUST 2013-1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2013-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2013 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class 1-A1, Class 1-AX, Class 2-A1, Class 2-AX, Class R, Class LT-R, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2013-1 or at such other address as the Securities Administrator may designate from time to time.

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The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class 1-A1, Class 2-A1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class 1-AX and Class 2-AX Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class 1-A1, Class 1-AX, Class 2-A1, Class 2-AX, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

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On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of _____________________________________________________________________________________

account number _______________________ or, if mailed by check, to ___________________________________________

Applicable reports and statements should be mailed to _______________________________________________________

This information is provided by _________________________________________________________________

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR. EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

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SEQUOIA MORTGAGE TRUST 2013-1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-4

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Amount of the Class B-4 Certificates: $3,382,000 Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: February 2043 NUMBER 1	Initial Certificate Principal Amount of this Certificates: $3,382,000 Cut-off Date: January 1, 2013 CUSIP: 81744W AH3

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THIS CERTIFIES THAT NIMER & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-4 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in February 2013 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

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IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

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SEQUOIA MORTGAGE TRUST 2013-1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2013-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2013 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class 1-A1, Class 1-AX, Class 2-A1, Class 2-AX, Class R, Class LT-R, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2013-1 or at such other address as the Securities Administrator may designate from time to time.

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The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class 1-A1, Class 2-A1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class 1-AX and Class 2-AX Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class 1-A1, Class 1-AX, Class 2-A1, Class 2-AX, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

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On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of _____________________________________________________________________________________

account number _______________________ or, if mailed by check, to ___________________________________________

Applicable reports and statements should be mailed to _______________________________________________________

This information is provided by _________________________________________________________________

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR. EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

2

SEQUOIA MORTGAGE TRUST 2013-1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-5

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal	Initial Certificate
Amount of the Class B-5	Principal Amount of this
Certificates: $4,178,279	Certificates: $4,178,279

Certificate Interest Rate: Adjustable
Cut-off Date: January 1, 2013

Final Scheduled Distribution
Date: February 2043

NUMBER 1	CUSIP: 81744W AJ9

3

THIS CERTIFIES THAT NIMER & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-5 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in February 2013 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

4

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

5

SEQUOIA MORTGAGE TRUST 2013-1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2013-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2013 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class 1-A1, Class 1-AX, Class 2-A1, Class 2-AX, Class R, Class LT-R, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2013-1 or at such other address as the Securities Administrator may designate from time to time.

6

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class 1-A1, Class 2-A1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class 1-AX and Class 2-AX Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class 1-A1, Class 1-AX, Class 2-A1, Class 2-AX, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

7

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

8

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: __________________________________________
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of _____________________________________________________________________________________

account number _______________________ or, if mailed by check, to ___________________________________________

Applicable reports and statements should be mailed to _______________________________________________________

This information is provided by _________________________________________________________________

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC RESIDUAL INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (D) AN ELECTING LARGE-PARTNERSHIP WITHIN THE MEANING OF SECTION 775 OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C) OR (D) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (E) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND ITS STATUS AS A NON-US PERSON (IF APPLICABLE). NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION. EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

2

SEQUOIA MORTGAGE TRUST 2013-1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS R

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Percentage Interest of this
Certificate: 100%
Cut-off Date: January 1, 2013
Certificate Interest Rate: Adjustable

Final Scheduled Distribution
Date: February 2043
CUSIP: 81744W AK6
NUMBER 1

3

THIS CERTIFIES THAT BARCLAYS CAPITAL INC. is the registered owner of the Percentage Interest evidenced by this Certificate in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in February 2013 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

4

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

5

SEQUOIA MORTGAGE TRUST 2013-1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2013-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2013 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class 1-A1, Class 1-AX, Class 2-A1, Class 2-AX, Class R, Class LT-R, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2013-1 or at such other address as the Securities Administrator may designate from time to time.

6

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class 1-A1, Class 2-A1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class 1-AX and Class 2-AX Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class 1-A1, Class 1-AX, Class 2-A1, Class 2-AX, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

7

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

8

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: __________________________________________
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of _____________________________________________________________________________________

account number _______________________ or, if mailed by check, to ___________________________________________

Applicable reports and statements should be mailed to _______________________________________________________

This information is provided by _________________________________________________________________

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC RESIDUAL INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (D) AN ELECTING LARGE-PARTNERSHIP WITHIN THE MEANING OF SECTION 775 OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C) OR (D) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (E) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND ITS STATUS AS A NON-US PERSON (IF APPLICABLE). NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS LT-R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS LT-R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION. EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

2

SEQUOIA MORTGAGE TRUST 2013-1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS LT-R

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Percentage Interest of this
Certificate: 100%
Cut-off Date: January 1, 2013
Certificate Interest Rate: Adjustable

Final Scheduled Distribution
Date: February 2043
CUSIP: 81744W AL4
NUMBER 1

3

THIS CERTIFIES THAT BARCLAYS CAPITAL INC. is the registered owner of the Percentage Interest evidenced by this Certificate in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in February 2013 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

4

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

5

SEQUOIA MORTGAGE TRUST 2013-1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2013-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2013 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class 1-A1, Class 1-AX, Class 2-A1, Class 2-AX, Class R, Class LT-R, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2013-1 or at such other address as the Securities Administrator may designate from time to time.

6

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class 1-A1, Class 2-A1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class 1-AX and Class 2-AX Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class 1-A1, Class 1-AX, Class 2-A1, Class 2-AX, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

7

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

8

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: __________________________________________
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of _____________________________________________________________________________________

account number _______________________ or, if mailed by check, to ___________________________________________

Applicable reports and statements should be mailed to _______________________________________________________

This information is provided by _________________________________________________________________

the assignee named above, or ______________________________________ as its agent.

EXHIBIT B

FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEREE)

STATE OF	)
) ss.:
COUNTY OF	)

[NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

1.	That he [she] is [title of officer] ________________________ of [name of Purchaser] _________________________________________ (the “Purchaser”), a _______________________ [description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

2.	That the Purchaser’s Taxpayer Identification Number is [ ].

3.	That the Purchaser is not a “disqualified organization” within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the “Code”) and will not be a “disqualified organization” as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined in the Agreement) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a “disqualified organization” means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), any “electing large partnership” within the meaning of Section 775 of the Code, or any organization (other than a farmers’ cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511.

4.	That the Purchaser is not, and on __________________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code (“Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan to acquire a Residual Certificate.

5.	That the Purchaser hereby acknowledges that under the terms of the Pooling and Servicing Agreement, dated as of January 1, 2013 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee with respect to Sequoia Mortgage Trust 2013-1 Mortgage Pass-Through Certificates, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Certificate Registrar has received a certificate from such transferee containing the representations in paragraphs 3 and 4 hereof.

B-1

6.	That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a “Book-Entry Nominee”).

7.	That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

8.	That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Certificate Registrar a written statement substantially in the form of Exhibit C to the Agreement.

9.	That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that the Purchaser has and expects to have sufficient net worth and/or liquidity to pay in full any tax liabilities attributable to ownership of a Residual Certificate and intends to pay taxes associated with holding such Residual Certificate as they become due.

10.	That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective Internal Revenue Service Form W-8ECI (Certificate of Foreign Person’s Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States) or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to the transferor, the Depositor and the Certificate Registrar an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes. “Non-U.S. Person” means an individual, corporation, partnership or other person other than (i) a citizen or resident of the United States; (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, including for this purpose, the District of Columbia; (iii) an estate that is subject to U.S. federal income tax regardless of the source of its income; (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust; and, (v) to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996 that are treated as United States persons prior to such date and elect to continue to be treated as United States persons.

11.	The Purchaser will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base of the Purchaser or another U.S. taxpayer.

12.	That the Purchaser agrees to such amendments of the Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a “disqualified organization,” an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

13.	That the Purchaser consents to the designation of the Securities Administrator to act as agent for the “tax matters person” of each REMIC created by the Trust Fund pursuant to the Agreement.

B-2

IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________ 20__.

[name of Purchaser]

By:
Name:
Title:

Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

Subscribed and sworn before me this _____ day of __________ 20__.

NOTARY PUBLIC

______________________________

COUNTY OF_____________________

STATE OF______________________

My commission expires the _____ day of __________ 20__.

B-3

EXHIBIT C

RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEROR)

Date

Re:	Sequoia Mortgage Trust 2013-1

Mortgage Pass-Through Certificates

_______________________ (the “Transferor”) has reviewed the attached affidavit of _____________________________ (the “Transferee”), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate.  In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

Very truly yours,

Name:
Title:

C-1

EXHIBIT D

FORM OF CUSTODIAL AGREEMENT

See Exhibit 10.21

D-2

EXHIBIT E-1

FORM OF RULE 144A TRANSFER CERTIFICATE

Re:          Sequoia Mortgage Trust 2013-1

Mortgage Pass-Through Certificates

Reference is hereby made to the Pooling and Servicing Agreement, dated as of January 1, 2013 (the “Pooling and Servicing Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

This letter relates to $__________ initial Certificate Principal Amount or Class Notional Amount, as applicable, of Class _____ Certificates which are held in the form of Definitive Certificates registered in the name of  ______________ (the “Transferor”). The Transferor has requested a transfer of such Definitive Certificates for Definitive Certificates of such Class registered in the name of [insert name of transferee].

In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Pooling and Servicing Agreement and the Certificates and (ii) Rule 144A under the Securities Act to a purchaser that the Transferor reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A purchasing for its own account or for the account of a “qualified institutional buyer,” which purchaser is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

This certificate and the statements contained herein are made for your benefit and the benefit of the Underwriters, the Depositor and the Certificate Registrar.

[Name of Transferor]

By:
Name:
Title:

Dated: ___________, ____

E-1-1

EXHIBIT E-2

FORM OF PURCHASER’S LETTER FOR

QUALIFIED INSTITUTIONAL BUYER

Date

Ladies and Gentlemen:

In connection with our proposed purchase of $______________Class Principal Amount or Class Notional Amount, as applicable, of Sequoia Mortgage Trust 2013-1 Mortgage Pass-Through Certificates, Class [___] (the “Restricted Certificates”), we confirm that:

(1)	We understand that the Restricted Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Restricted Certificates we will do so only (A) to the Depositor, (B) to “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act (“QIBs”), (C) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (D) to an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a QIB (an “Institutional Accredited Investor”) which, in the case of (B) or (D) above, prior to such transfer, delivers to the Certificate Registrar under the Pooling and Servicing Agreement, dated as of January 1, 2013 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Restricted Certificates from us a notice advising such purchaser that resales of the Restricted Certificates are restricted as stated herein.

(2)	We understand that, in connection with any proposed resale of any Restricted Certificates to QIB, we will be required to furnish to the Certificate Registrar a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Restricted Certificates purchased by us will bear a legend to the foregoing effect.

(3)	We are acquiring the Restricted Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Restricted Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4)	We are a QIB and we are acquiring the Restricted Certificates purchased by us for our own account or for one or more accounts (each of which is a QIB) as to each of which we exercise sole investment discretion.

(5)	We have received such information as we deem necessary in order to make our investment decision.

E-2-1

(6)	If we are acquiring ERISA-Restricted Certificates, we understand that in accordance with ERISA, the Code and the Underwriter's Exemption, no Plan and no person acting on behalf of such a Plan may acquire such Certificate except in accordance with Section 3.03(d) of the Agreement.

Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Agreement.

You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[Purchaser]

By:
Name:
Title:

E-2-2

EXHIBIT F

FORM OF PURCHASER’S LETTER FOR

INSTITUTIONAL ACCREDITED INVESTOR

Date

Ladies and Gentlemen:

In connection with our proposed purchase of $______________ Class Principal Amount or Class Notional Amount, as applicable, of Sequoia Mortgage Trust 2013-1 Mortgage Pass-Through Certificates, Class [___], (the “Restricted Certificates”), we confirm that:

(1)	We understand that the Restricted Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Restricted Certificates we will do so only (A) to the Depositor, (B) to “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act (“QIBs”), (C) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (D) to an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a QIB (an “Institutional Accredited Investor”) which, prior to such transfer, delivers to the Certificate Registrar under the Pooling and Servicing Agreement, dated as of January 1, 2013 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Christiana Trust, a division of Wilmington Savings Fund Society, FSB as Trustee, a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Restricted Certificates from us a notice advising such purchaser that resales of the Restricted Certificates are restricted as stated herein.

(2)	We understand that, in connection with any proposed resale of any Restricted Certificates to an Institutional Accredited Investor, we will be required to furnish to the Certificate Registrar a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Restricted Certificates purchased by us will bear a legend to the foregoing effect.

(3)	We are acquiring the Restricted Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Restricted Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4)	We are an Institutional Accredited Investor and we are acquiring the Restricted Certificates purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.

(5)	We have received such information as we deem necessary in order to make our investment decision.

(6)	If we are acquiring ERISA-Restricted Certificates, we understand that in accordance with ERISA, the Code and the Underwriter's Exemption, no Plan and no person acting on behalf of such a Plan may acquire such Certificate except in accordance with Section 3.03(d) of the Agreement.

F-1

Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Agreement.

You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[Purchaser]

By:
Name:
Title:

F-2

EXHIBIT G

FORM OF ERISA TRANSFER AFFIDAVIT

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

The undersigned, being first duly sworn, deposes and says as follows:

1.      The undersigned is the ______________________ of ______________ (the “Investor”), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

2.      The Investor either (x) is not, and on ___________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan; (y) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, is an insurance company that is purchasing the Certificate with funds contained in an “insurance company general account” as defined in Section V(e) of Prohibited Transaction Class Exemption (“PTCE”) 95-60 and the purchase and holding of the Certificate are covered under Sections I and III of PTCE 95-60; or (z) herewith delivers to the Certificate Registrar an opinion of counsel (a “Benefit Plan Opinion”) satisfactory to the Certificate Registrar, the Depositor and the Trustee, and upon which the Certificate Registrar, the Trustee, the Master Servicer, the Depositor and the Securities Administrator shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Investor will not constitute or result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar or the Trustee to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, dated as of January 1, 2013 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, by which opinion of counsel shall not be an expense of the Trust Fund or the above parties.

Capitalized terms used but not defined herein have the meanings given in the Agreement.

IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________ 20___.

[Investor]

By:
Name:
Title:

ATTEST:

G-1

STATE OF	)
) ss.:
COUNTY OF	)

Personally appeared before me the above-named ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

Subscribed and sworn before me this _____ day of _________ 20___.

NOTARY PUBLIC

My commission expires the

_____ day of __________ 20___.

G-2

EXHIBIT H-1

LIST OF PURCHASE AGREEMENTS

1.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of October 1, 2011, between Redwood Residential Acquisition Corporation (“RRAC”) and American Pacific Mortgage Corporation, as modified by the related Acknowledgement.

2.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2012, between RRAC and Bay Equity, LLC, as modified by the related Acknowledgement.

3.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of April 1, 2012, between RRAC and Boston Private Bank & Trust Company, as modified by the related Acknowledgement.

4.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of November 1, 2011, between RRAC and Castle & Cooke Mortgage, LLC, as modified by the related Acknowledgement.

5.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of October 1, 2011, between RRAC and Cherry Creek Mortgage Co., Inc., as modified by the related Acknowledgement.

6.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2011, between RRAC and Cole Taylor Bank, as modified by the related Acknowledgement.

7.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of February 1, 2012, between RRAC and Colonial Savings, F.A., as modified by the related Acknowledgement.

8.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of September 1, 2011, between RRAC and Cornerstone Mortgage Company, as modified by the related Acknowledgement.

9.	Mortgage Loan Purchase Agreement, dated as of November 20, 2012, between Barclays Bank PLC and EverBank, as modified by the Assignment, Assumption and Recognition Agreement dated as of January 15, 2013 among Barclays Bank PLC, RRAC and EverBank, as further modified by the related Acknowledgement.

10.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of February 1, 2012, between RRAC and Evergreen Moneysource Mortgage Company dba Evergreen Home Loans, as modified by the related Acknowledgement.

11.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of February 1, 2012, between RRAC and Fairway Independent Mortgage Corporation, as modified by the related Acknowledgement.

12.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of March 1, 2012, between RRAC and Fidelity Bank dba Fidelity Bank Mortgage, as modified by the related Acknowledgement.

13.	Flow Mortgage Loan Sale and Servicing Agreement, dated as of July 1, 2010, between RRAC and First Republic Bank, as modified by the related Acknowledgement.

14.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of May 23, 2011, between RRAC and Flagstar Capital Markets Corporation, as modified by the related Acknowledgement.

15.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2011, between RRAC and Franklin American Mortgage Company, as modified by the related Acknowledgement.

16.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2011, between RRAC and Fremont Bank, as modified by the related Acknowledgement.

H-1

17.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of July 1, 2012, between RRAC and GFI Mortgage Bankers, Incorporated, as modified by the related Acknowledgement.

18.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of October 1, 2011, between RRAC and GuardHill Financial Corporation, as modified by the related Acknowledgement.

19.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of January 1, 2012, between RRAC and Guild Mortgage Company, as modified by the related Acknowledgement.

20.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of May 1, 2012, between RRAC and Leader Bank, N.A., as modified by the related Acknowledgement.

21.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of January 1, 2012, between RRAC and Megastar Financial Corporation, as modified by the related Acknowledgement.

22.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of February 1, 2012, between RRAC and Monarch Bank, as modified by the related Acknowledgement.

23.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of June 1, 2012, between RRAC and Mortgage Master, Inc., as modified by the related Acknowledgement.

24.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of May 1, 2012, between RRAC and Paramount Equity Mortgage, as modified by the related Acknowledgement.

25.	Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of July 21, 2010, between RRAC and PHH Mortgage Corporation, as modified by the related Acknowledgement.

26.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2011, between RRAC and Plaza Home Mortgage, Incorporated, as modified by the related Acknowledgement.

27.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of May 1, 2012, between RRAC and Primary Residential Mortgage, Inc., as modified by the related Acknowledgement.

28.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of January 30, 2011, between RRAC and PrimeLending, a PlainsCapital Company, as modified by the related Acknowledgement.

29.	Mortgage Loan Purchase and Interim Servicing Agreement, dated as of November 16, 2011, between Barclays Bank PLC and PrimeLending, a PlainsCapital Company, as modified by the Assignment, Assumption and Recognition Agreement dated as of January 15, 2013 among Barclays Bank PLC, RRAC and PrimeLending, a PlainsCapital Company, as further modified by the related Acknowledgement.

30.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of May 1, 2011, between RRAC and Prospect Mortgage, LLC, as modified by the related Acknowledgement.

31.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of October 1, 2011, between RRAC and Provident Savings Bank, as modified by the related Acknowledgement.

32.	Mortgage Loan Purchase and Interim Servicing Agreement, dated as of May 7, 2012, between Barclays Bank PLC and Provident Savings Bank, as modified by the Assignment, Assumption and Recognition Agreement dated as of January 15, 2013 among Barclays Bank PLC, RRAC and Provident Savings Bank, as further modified by the related Acknowledgement.

33.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of November 10, 2012, between RRAC and Rockland Trust Company, as modified by the related Acknowledgement.

H-2

34.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2011, between RRAC and Simonich Corporation, dba BOC Mortgage, as modified by the related Acknowledgement.

35.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of March 1, 2011, between RRAC and Sterling Savings Bank, as modified by the related Acknowledgement.

36.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of October 1, 2011, between RRAC and Stifel Bank and Trust, as modified by the related Acknowledgement.

37.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2011, between RRAC and United Shore Financial Services, LLC, as successor in interest to Shore Financial Services, Inc., as modified by the related Acknowledgement.

38.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of June 1, 2011, between RRAC and Wintrust Mortgage, a division of Barrington Bank and Trust Company, N.A., as modified by the related Acknowledgement.

39.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of July 1, 2012, between RRAC and WJ Bradley Mortgage Capital, LLC, as modified by the related Acknowledgement.

H-3

EXHIBIT H-2

LIST OF SERVICING AGREEMENTS

1.	Flow Mortgage Loan Servicing Agreement, dated as of August 1, 2011, between Redwood Residential Acquisition Corporation (“RRAC”) and Cenlar FSB, as amended by Amendment No. 1 to the Flow Mortgage Loan Servicing Agreement, dated November 3, 2011, and as modified by the related Acknowledgement.

2.	Mortgage Loan Purchase Agreement, dated as of November 20, 2012, between Barclays Bank PLC and EverBank, as modified by the Assignment, Assumption and Recognition Agreement dated as of January 15, 2013 among Barclays Bank PLC, RRAC and EverBank, as further modified by the related Acknowledgement.

3.	Flow Mortgage Loan Sale and Servicing Agreement, dated as of July 1, 2010, between RRAC and First Republic Bank, as modified by the related Acknowledgement.

4.	Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of July 21, 2010, between RRAC and PHH Mortgage Corporation, as modified by the related Acknowledgement.

H-4

EXHIBIT I

ADDITIONAL DISCLOSURE NOTIFICATION

Additional Disclosure Notification

Wells Fargo Bank, N.A., as securities administrator

Fax: 410-715-2380

Email: cts.sec.notifications@wellsfargo.com

Sequoia Residential Funding, Inc.

Fax: 415-381-1773

Email: Sequoia.Notices@redwoodtrust.com

Attn:  Corporate Trust Services—Sequoia Mortgage Trust 2013-1, Mortgage Pass-Through Certificates, Series 2013-1—SEC REPORT PROCESSING

RE:  **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Section 6.21[(a)][(b)][(c)] of the Pooling and Servicing Agreement, dated as of January 1, 2013 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, with respect to Sequoia Mortgage Trust 2013-1 Mortgage Pass-Through Certificate, the undersigned, as [          ], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [                       ], phone number:  [         ]; email address:  [                   ].

[NAME OF PARTY],

as [role]

By:
Name:
Title:

I-1

EXHIBIT J

BACK-UP CERTIFICATE TO FORM 10-K CERTIFICATE

Sequoia Mortgage Trust 2013-1 (the “Trust”)

Mortgage Pass-Through Certificates

Re:          The Pooling and Servicing Agreement, dated as of January 1, 2013 (the “Pooling and Servicing Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee with respect to Sequoia Mortgage Trust 2013-1 Mortgage Pass-Through Certificates.

I, __________________________, the _________________________ of [NAME OF COMPANY] (the “Company”) certify to the Depositor and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

(1)         I have reviewed the annual report on Form 10-K for the fiscal year [____] (the “Annual Report”), and all reports on Form 10-D required to be filed in respect of period covered by the Annual Report (collectively with the Annual Report, the “Reports”), of the Trust Fund;

(2)         To my knowledge, (a) the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report, and (b) the Company’s assessment of compliance and related attestation report referred to below, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by such assessment of compliance and attestation report;

(3)         To my knowledge, the distribution information required to be provided by the Company under the Pooling and Servicing Agreement has been provided to the Securities Administrator for inclusion in the Reports is included in the Reports;

(4)         I am responsible for reviewing the activities performed by the Company under the Pooling and Servicing Agreement, and based on my knowledge and the compliance review conducted in preparing the assessment of compliance of the Company required by the Pooling and Servicing Agreement, and except as disclosed in the Reports, the Company has fulfilled its obligations under the Pooling and Servicing Agreement in all material respects; and

(5)         The report on assessment of compliance with servicing criteria applicable to the Company for asset-backed securities of the Company and each Subcontractor utilized by the Company and the related attestation report on assessment of compliance with servicing criteria applicable to it required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to the Annual Report. Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.

In giving the certifications above, the Company has reasonably relied on information provided to it by the following unaffiliated parties: [names of servicer(s), subservicer(s), custodian(s)]

Date:

By:

[Signature]

[Title]

J-1

EXHIBIT K

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The Assessment of Compliance to be delivered by the parties listed in the table below shall address, at a minimum, the criteria identified below as “Applicable Servicing Criteria” for each such party:

Regulation AB Reference	Servicing Criteria	Master Servicer	Securities Administrator	Custodian

General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.	N/A	N/A	N/A
1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	X
Cash Collection and Administration
1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate bank collection accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	X	X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X	X
1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	X

K-1

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	X	X
1122(d)(2)(v)	Each collection account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.	X	X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including collection accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.	X

Investor Remittances and Reporting
1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.	X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.		X

K-2

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.			X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements			X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	N/A	N/A	N/A
1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.	N/A	N/A	N/A
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	N/A	N/A	N/A
1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	N/A	N/A	N/A
1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	N/A	N/A	N/A

K-3

1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).	N/A	N/A	N/A
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	N/A	N/A	N/A
1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.	N/A	N/A	N/A
1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.	N/A	N/A	N/A
1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	N/A	N/A	N/A
1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.	N/A	N/A	N/A
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	N/A	N/A	N/A

K-4

EXHIBIT L

ADDITIONAL FORM 10-D DISCLOSURE

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Item 1: Distribution and Pool Performance Information
Information included in the Distribution Date Statement	Master Servicer Securities Administrator
Any information required by 1121 which is NOT included on the Distribution Date Statement	Depositor

Item 2: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceedings known to be contemplated by governmental authorities:

▪ Issuing Entity (Trust Fund)	Trustee, Master Servicer, Securities Administrator and Depositor
▪ Sponsor (Seller)	Seller (if a party to the Pooling and Servicing Agreement) or Depositor
▪ Depositor	Depositor
▪ Trustee	Trustee
▪ Securities Administrator	Securities Administrator
▪ Master Servicer	Master Servicer
▪ Custodian	Custodian
▪ 1110(b) Originator	Depositor
▪ Any 1108(a)(2) Servicer (other than the Master Servicer or the Securities Administrator)	Servicer (as to itself)
▪ Any other party contemplated by 1100(d)(1)	Depositor

Item 3:  Sale of Securities and Use of Proceeds

Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K.  Pricing information can be omitted if securities were not registered.

Depositor

L-1

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible

Item 4:  Defaults Upon Senior Securities

Information from Item 3 of Part II of Form 10-Q:

Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)

Securities Administrator Trustee
Item 5: Submission of Matters to a Vote of Security Holders Information from Item 4 of Part II of Form 10-Q	Securities Administrator Trustee
Item 6: Significant Obligors of Pool Assets Item 1112(b) – Significant Obligor Financial Information*	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
Item 7: Significant Enhancement Provider Information Item 1114(b)(2) – Credit Enhancement Provider Financial Information*
▪ Determining applicable disclosure threshold	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
Item 1115(b) – Derivative Counterparty Financial Information*
▪ Determining current maximum probable exposure	Depositor
▪ Determining current significance percentage	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

L-2

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Item 8: Other Information Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	Any party responsible for the applicable Form 8-K Disclosure item
Item 9: Exhibits
Distribution Date Statement to Certificateholders	Securities Administrator
Exhibits required by Item 601 of Regulation S-K, such as material agreements	Depositor

L-3

EXHIBIT M

ADDITIONAL FORM 10-K DISCLOSURE

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
Item 1B: Unresolved Staff Comments	Depositor
Item 9B: Other Information Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	Any party responsible for disclosure items on Form 8-K
Item 15: Exhibits, Financial Statement Schedules	Securities Administrator Depositor
Reg AB Item 1112(b): Significant Obligors of Pool Assets
Significant Obligor Financial Information*	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
Reg AB Item 1114(b)(2): Credit Enhancement Provider Financial Information
▪ Determining applicable disclosure threshold	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
Reg AB Item 1115(b): Derivative Counterparty Financial Information
▪ Determining current maximum probable exposure	Depositor
▪ Determining current significance percentage	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

M-1

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible

Reg AB Item 1117: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceedings known to be contemplated by governmental authorities:

▪ Issuing Entity (Trust Fund)	Trustee, Master Servicer, Securities Administrator and Depositor
▪ Sponsor (Seller)	Seller (if a party to the Pooling and Servicing Agreement) or Depositor
▪ Depositor	Depositor
▪ Trustee	Trustee
▪ Securities Administrator	Securities Administrator
▪ Master Servicer	Master Servicer
▪ Custodian	Custodian
▪ 1110(b) Originator	Depositor
▪ Any 1108(a)(2) Servicer (other than the Master Servicer or the Securities Administrator)	Servicer (as to itself)
▪ Any other party contemplated by 1100(d)(1)	Depositor
Reg AB Item 1119: Affiliations and Relationships
Whether (a) the Sponsor (Seller), Depositor or Issuing Entity is an affiliate of the following parties, and (b) to the extent known and material, any of the following parties are affiliated with one another:	Depositor as to (a) Sponsor/Seller as to (b)
▪ Master Servicer	Master Servicer
▪ Securities Administrator	Securities Administrator
▪ Trustee	Depositor/Sponsor as to (a) Trustee as to (b)
▪ Any other 1108(a)(3) servicer	Servicer (as to itself)
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivative Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor

M-2

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
Whether there are any “outside the ordinary course business arrangements” other than would be obtained in an arm’s length transaction between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material to a Certificateholder’s understanding of the Certificates:	Depositor as to (a) Sponsor/Seller as to (b)
▪ Master Servicer	Master Servicer
▪ Securities Administrator	Securities Administrator
▪ Trustee	Depositor/Sponsor
▪ Any other 1108(a)(3) servicer	Servicer (as to itself)
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivative Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor
Whether there are any specific relationships involving the transaction or the pool assets between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material:	Depositor as to (a) Sponsor/Seller as to (b)
▪ Master Servicer	Master Servicer
▪ Securities Administrator	Securities Administrator
▪ Trustee	Depositor/Sponsor
▪ Any other 1108(a)(3) servicer	Servicer (as to itself)
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivative Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor

M-3

EXHIBIT N

ADDITIONAL FORM 8-K DISCLOSURE

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible

Item 1.01- Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custody agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus

All parties (as to themselves)

Item 1.02- Termination of a Material Definitive Agreement

Disclosure is required regarding termination of  any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custody agreement.

All parties (as to themselves)
Item 1.03- Bankruptcy or Receivership Disclosure is required regarding the bankruptcy or receivership, with respect to any of the following:	Depositor
▪ Sponsor (Seller)	Depositor/Sponsor (Seller)
▪ Depositor	Depositor
▪ Master Servicer	Master Servicer
▪ Affiliated Servicer	Servicer (as to itself)
▪ Other Servicer servicing 20% or more of the pool assets at the time of the report	Servicer (as to itself)
▪ Other material servicers	Servicer (as to itself)
▪ Trustee	Trustee
▪ Securities Administrator	Securities Administrator
▪ Significant Obligor	Depositor

N-1

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible
▪ Credit Enhancer (10% or more)	Depositor
▪ Derivative Counterparty	Depositor
▪ Custodian	Custodian

Item 2.04- Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the Distribution Date Statements to the certificateholders.

Depositor Master Servicer Securities Administrator

Item 3.03- Material Modification to Rights of Security Holders

Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement.

Securities Administrator Depositor
Item 5.03- Amendments of Articles of Incorporation or Bylaws; Change of Fiscal Year Disclosure is required of any amendment “to the governing documents of the issuing entity”.	Depositor
Item 6.01- ABS Informational and Computational Material	Depositor

Item 6.02- Change of Servicer or Securities Administrator

Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers or trustee.

Master Servicer/Securities Administrator/Depositor/ Servicer (as to itself)/Trustee
Reg AB disclosure about any new servicer or master servicer is also required.	Servicer (as to itself)/Master Servicer/Depositor
Reg AB disclosure about any new Trustee is also required.	Depositor/Securities Administrator

N-2

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible

Item 6.03- Change in Credit Enhancement or External Support

Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided.  Applies to external credit enhancements as well as derivatives.

Depositor/Securities Administrator
Reg AB disclosure about any new enhancement provider is also required.	Depositor
Item 6.04- Failure to Make a Required Distribution	Securities Administrator

Item 6.05- Securities Act Updating Disclosure

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.

Depositor
If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.	Depositor
Item 7.01- Reg FD Disclosure	All parties (as to themselves)
Item 8.01- Other Events Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to certificateholders.	Depositor
Item 9.01- Financial Statements and Exhibits	Responsible party for reporting/disclosing the financial statement or exhibit

N-3

EXHIBIT O

FORM OF CERTIFICATION FOR NRSROs AND DEPOSITOR

[Date]

Wells Fargo Bank, National Association

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: RMBS – SEMT 2013-1

Attention:	Sequoia Mortgage Trust 2013-1,

Mortgage Pass-Through Certificates, Series 2013-1

In accordance with the requirements for obtaining certain information pursuant to the Pooling and Servicing Agreement, dated as of January 1, 2013 (the “Pooling and Servicing Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee with respect to the above-referenced certificates (the “Certificates”), the undersigned hereby certifies and agrees as follows:

With respect to any Nationally Recognized Statistical Rating Organization (“NRSRO”):

1.	The undersigned, an NRSRO, has provided the Depositor with the appropriate certifications under Exchange Act Rule 17g-5(e).
2.	The undersigned has access to the Depositor's 17g-5 website, and any confidentiality agreement applicable to the undersigned with respect to information obtained from the Depositor's 17g-5 website shall also be applicable to information obtained from the Rule 17g-5 Website.
3.	The undersigned shall be deemed to have recertified to the provisions herein each time it accesses any information on the Rule 17g-5 Website maintained by the Securities Administrator.

With respect to the Depositor:

1.	The undersigned is the Depositor under the Pooling and Servicing Agreement.

Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

BY ITS CERTIFICATION HEREOF, the undersigned has made the representations above and shall be deemed to have caused its name to be signed hereto by its duly authorized signatory, as of the date certified.

O-1

SCHEDULE A

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8	9	10
	Primary Servicer	Servicing Fee %	Servicing Fee— Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Amortization Type	Lien Position	HELOC Indicator
1	1002338	0.002500			1002338	Group 1	978000019	2	1	0
2	1002338	0.002500			1002338	Group 1	978000078	2	1	0
3	1000383	0.002500			9999999	Group 1	1000001102	2	1	0
4	1000383	0.002500			9999999	Group 1	1010007709	1	1	0
5	1000383	0.002500			9999999	Group 1	1030004301	1	1	0
6	1000383	0.002500			9999999	Group 1	1030006057	1	1	0
7	1000383	0.002500			9999999	Group 1	1030006720	1	1	0
8	1000383	0.002500			9999999	Group 1	1030006758	1	1	0
9	1000383	0.002500			1000536	Group 1	1050004792	1	1	0
10	1000383	0.002500			1000536	Group 1	1050005552	1	1	0
11	1000383	0.002500			1000536	Group 1	1050006234	1	1	0
12	1000383	0.002500			1000536	Group 1	1050006673	1	1	0
13	1000383	0.002500			1000536	Group 1	1050006956	1	1	0
14	1000383	0.002500			1008498	Group 1	1150001687	2	1	0
15	1000383	0.002500			1008498	Group 1	1150005173	1	1	0
16	1000383	0.002500			9999999	Group 1	1160006884	1	1	0
17	1000383	0.002500			9999999	Group 1	1220006393	1	1	0
18	1000383	0.002500			1001105	Group 1	1250006369	1	1	0
19	1000383	0.002500			9999999	Group 1	1360007448	1	1	0
20	1000383	0.002500			9999999	Group 1	1540006767	1	1	0
21	1000383	0.002500			9999999	Group 1	1750002994	2	1	0
22	1000383	0.002500			9999999	Group 1	1750005794	2	1	0
23	1002338	0.002500			1002338	Group 1	3000002108	2	1	0
24	1000634	0.002500			1000634	Group 1	3500007188	1	1	0
25	1000634	0.002500			1000634	Group 1	3500007189	1	1	0
26	1000634	0.002500			1000634	Group 1	3500007190	1	1	0
27	1000634	0.002500			1000634	Group 1	3500007191	1	1	0
28	1000634	0.002500			1000634	Group 1	3500007192	2	1	0
29	1000634	0.002500			1000634	Group 1	3500007199	2	1	0
30	1000634	0.002500			1000634	Group 1	3500007203	2	1	0
31	1000634	0.002500			1000634	Group 1	3500007204	2	1	0
32	1000634	0.002500			1000634	Group 1	3500007206	2	1	0
33	1000634	0.002500			1000634	Group 1	3500007207	2	1	0
34	1000634	0.002500			1000634	Group 1	3500007210	2	1	0
35	1000634	0.002500			1000634	Group 1	3500007214	2	1	0
36	1000634	0.002500			1000634	Group 1	3500007216	2	1	0
37	1000634	0.002500			1000634	Group 1	3500007217	2	1	0
38	1000634	0.002500			1000634	Group 1	3500007218	2	1	0
39	1000634	0.002500			1000634	Group 1	3500007219	2	1	0
40	1000634	0.002500			1000634	Group 1	3500007220	2	1	0
41	1000634	0.002500			1000634	Group 1	3500007221	2	1	0
42	1000634	0.002500			1000634	Group 1	3500007222	2	1	0
43	1000634	0.002500			1000634	Group 1	3500007225	2	1	0
44	1000634	0.002500			1000634	Group 1	3500007226	2	1	0
45	1000634	0.002500			1000634	Group 1	3500007228	2	1	0
46	1000634	0.002500			1000634	Group 1	3500007229	2	1	0
47	1000634	0.002500			1000634	Group 1	3500007232	2	1	0
48	1000634	0.002500			1000634	Group 1	3500007233	2	1	0
49	1000634	0.002500			1000634	Group 1	3500007235	2	1	0
50	1000634	0.002500			1000634	Group 1	3500007238	2	1	0
51	1000634	0.002500			1000634	Group 1	3500007244	2	1	0
52	1000634	0.002500			1000634	Group 1	3500007245	2	1	0
53	1000634	0.002500			1000634	Group 1	3500007246	2	1	0
54	1000634	0.002500			1000634	Group 1	3500007248	2	1	0
55	1000634	0.002500			1000634	Group 1	3500007249	2	1	0
56	1000634	0.002500			1000634	Group 1	3500007253	2	1	0
57	1000634	0.002500			1000634	Group 1	3500007255	2	1	0
58	1000634	0.002500			1000634	Group 1	3500007257	2	1	0
59	1000634	0.002500			1000634	Group 1	3500007260	2	1	0
60	1000634	0.002500			1000634	Group 1	3500007262	2	1	0
61	1000634	0.002500			1000634	Group 1	3500007266	2	1	0
62	1000634	0.002500			1000634	Group 1	3500007267	2	1	0
63	1000634	0.002500			1000634	Group 1	3500007270	2	1	0
64	1000634	0.002500			1000634	Group 1	3500007271	2	1	0
65	1000634	0.002500			1000634	Group 1	3500007274	2	1	0
66	1000634	0.002500			1000634	Group 1	3500007276	2	1	0
67	1000634	0.002500			1000634	Group 1	3500007279	2	1	0
68	1000634	0.002500			1000634	Group 1	3500007280	2	1	0
69	1000634	0.002500			1000634	Group 1	3500007281	2	1	0
70	1000634	0.002500			1000634	Group 1	3500007283	2	1	0
71	1000634	0.002500			1000634	Group 1	3500007284	2	1	0
72	1000634	0.002500			1000634	Group 1	3500007285	1	1	0
73	1000634	0.002500			1000634	Group 1	3500007286	1	1	0
74	1000634	0.002500			1000634	Group 1	3500007288	1	1	0
75	1000634	0.002500			1000634	Group 1	3500007289	1	1	0
76	1000634	0.002500			1000634	Group 1	3500007290	1	1	0
77	1000634	0.002500			1000634	Group 1	3500007291	1	1	0
78	1000634	0.002500			1000634	Group 1	3500007292	1	1	0
79	1000634	0.002500			1000634	Group 1	3500007294	1	1	0
80	1000634	0.002500			1000634	Group 1	3500007295	1	1	0
81	1000634	0.002500			1000634	Group 1	3500007297	1	1	0
82	1000634	0.002500			1000634	Group 1	3500007299	1	1	0
83	1000634	0.002500			1000634	Group 1	3500007300	1	1	0
84	1000634	0.002500			1000634	Group 1	3500007301	1	1	0
85	1000634	0.002500			1000634	Group 1	3500007304	1	1	0
86	1000634	0.002500			1000634	Group 1	3500007305	1	1	0
87	1000634	0.002500			1000634	Group 1	3500007306	1	1	0
88	1000634	0.002500			1000634	Group 1	3500007307	1	1	0
89	1000634	0.002500			1000634	Group 1	3500007308	1	1	0
90	1000634	0.002500			1000634	Group 1	3500007309	1	1	0
91	1000634	0.002500			1000634	Group 1	3500007310	1	1	0
92	1000634	0.002500			1000634	Group 1	3500007315	1	1	0
93	1000634	0.002500			1000634	Group 1	3500007316	1	1	0
94	1000634	0.002500			1000634	Group 1	3500007317	1	1	0
95	1000634	0.002500			1000634	Group 1	3500007319	1	1	0
96	1000634	0.002500			1000634	Group 1	3500007322	1	1	0
97	1000634	0.002500			1000634	Group 1	3500007323	1	1	0
98	1000634	0.002500			1000634	Group 1	3500007324	1	1	0
99	1000634	0.002500			1000634	Group 1	3500007327	1	1	0
100	1000634	0.002500			1000634	Group 1	3500007328	1	1	0
101	1000634	0.002500			1000634	Group 1	3500007329	1	1	0
102	1000634	0.002500			1000634	Group 1	3500007330	1	1	0
103	1000634	0.002500			1000634	Group 1	3500007332	1	1	0
104	1000634	0.002500			1000634	Group 1	3500007333	1	1	0
105	1000634	0.002500			1000634	Group 1	3500007334	1	1	0
106	1000634	0.002500			1000634	Group 1	3500007335	1	1	0
107	1000634	0.002500			1000634	Group 1	3500007337	1	1	0
108	1000634	0.002500			1000634	Group 1	3500007339	1	1	0
109	1000634	0.002500			1000634	Group 1	3500007340	1	1	0
110	1000634	0.002500			1000634	Group 1	3500007341	1	1	0
111	1000634	0.002500			1000634	Group 1	3500007342	1	1	0
112	1000634	0.002500			1000634	Group 1	3500007343	1	1	0
113	1000634	0.002500			1000634	Group 1	3500007344	1	1	0
114	1000634	0.002500			1000634	Group 1	3500007345	1	1	0
115	1000634	0.002500			1000634	Group 1	3500007346	1	1	0
116	1000634	0.002500			1000634	Group 1	3500007349	1	1	0
117	1000634	0.002500			1000634	Group 1	3500007351	1	1	0
118	1000634	0.002500			1000634	Group 1	3500007353	1	1	0
119	1000634	0.002500			1000634	Group 1	3500007354	1	1	0
120	1000634	0.002500			1000634	Group 1	3500007355	1	1	0
121	1000634	0.002500			1000634	Group 1	3500007357	1	1	0
122	1000634	0.002500			1000634	Group 1	3500007358	1	1	0
123	1000634	0.002500			1000634	Group 1	3500007360	1	1	0
124	1000634	0.002500			1000634	Group 1	3500007361	1	1	0
125	1000634	0.002500			1000634	Group 1	3500007364	1	1	0
126	1000634	0.002500			1000634	Group 1	3500007367	1	1	0
127	1000634	0.002500			1000634	Group 1	3500007368	1	1	0
128	1000634	0.002500			1000634	Group 1	3500007369	1	1	0
129	1000634	0.002500			1000634	Group 1	3500007370	1	1	0
130	1000634	0.002500			1000634	Group 1	3500007371	1	1	0
131	1000634	0.002500			1000634	Group 1	3500007372	1	1	0
132	1000634	0.002500			1000634	Group 1	3500007374	1	1	0
133	1000634	0.002500			1000634	Group 1	3500007375	1	1	0
134	1000634	0.002500			1000634	Group 1	3500007376	1	1	0
135	1000634	0.002500			1000634	Group 1	3500007377	1	1	0
136	1000634	0.002500			1000634	Group 1	3500007378	1	1	0
137	1000634	0.002500			1000634	Group 1	3500007379	1	1	0
138	1000634	0.002500			1000634	Group 1	3500007380	1	1	0
139	1000634	0.002500			1000634	Group 1	3500007382	1	1	0
140	1000634	0.002500			1000634	Group 1	3500007383	1	1	0
141	1000634	0.002500			1000634	Group 1	3500007384	1	1	0
142	1000634	0.002500			1000634	Group 1	3500007385	1	1	0
143	1000634	0.002500			1000634	Group 1	3500007388	1	1	0
144	1000634	0.002500			1000634	Group 1	3500007389	1	1	0
145	1000634	0.002500			1000634	Group 1	3500007390	1	1	0
146	1000634	0.002500			1000634	Group 1	3500007391	1	1	0
147	1000634	0.002500			1000634	Group 1	3500007396	1	1	0
148	1000634	0.002500			1000634	Group 1	3500007397	1	1	0
149	1000634	0.002500			1000634	Group 1	3500007398	1	1	0
150	1000634	0.002500			1000634	Group 1	3500007399	1	1	0
151	1000634	0.002500			1000634	Group 1	3500007400	1	1	0
152	1000634	0.002500			1000634	Group 1	3500007402	1	1	0
153	1000634	0.002500			1000634	Group 1	3500007403	1	1	0
154	1000634	0.002500			1000634	Group 1	3500007404	1	1	0
155	1000634	0.002500			1000634	Group 1	3500007405	1	1	0
156	1000634	0.002500			1000634	Group 1	3500008935	1	1	0
157	1000634	0.002500			1000634	Group 1	3500008936	1	1	0
158	1000634	0.002500			1000634	Group 1	3500008937	1	1	0
159	1000634	0.002500			1000634	Group 1	3500008938	1	1	0
160	1000634	0.002500			1000634	Group 1	3500008939	1	1	0
161	1000634	0.002500			1000634	Group 1	3500008941	2	1	0
162	1000634	0.002500			1000634	Group 1	3500008942	2	1	0
163	1000634	0.002500			1000634	Group 1	3500008943	2	1	0
164	1000634	0.002500			1000634	Group 1	3500008944	1	1	0
165	1000634	0.002500			1000634	Group 1	3500008945	1	1	0
166	1000634	0.002500			1000634	Group 1	3500008946	1	1	0
167	1000634	0.002500			1000634	Group 1	3500008978	2	1	0
168	1000634	0.002500			1000634	Group 1	3500008980	2	1	0
169	1000634	0.002500			1000634	Group 1	3500008981	2	1	0
170	1000634	0.002500			1000634	Group 1	3500008982	2	1	0
171	1000634	0.002500			1000634	Group 1	3500008984	2	1	0
172	1000634	0.002500			1000634	Group 1	3500008985	2	1	0
173	1000634	0.002500			1000634	Group 1	3500008987	2	1	0
174	1000634	0.002500			1000634	Group 1	3500008988	2	1	0
175	1000634	0.002500			1000634	Group 1	3500008989	2	1	0
176	1000634	0.002500			1000634	Group 1	3500008991	2	1	0
177	1000634	0.002500			1000634	Group 1	3500008993	2	1	0
178	1000634	0.002500			1000634	Group 1	3500008997	2	1	0
179	1000634	0.002500			1000634	Group 1	3500008999	2	1	0
180	1000634	0.002500			1000634	Group 1	3500009002	2	1	0
181	1000634	0.002500			1000634	Group 1	3500009003	2	1	0
182	1000634	0.002500			1000634	Group 1	3500009004	2	1	0
183	1000634	0.002500			1000634	Group 1	3500009006	2	1	0
184	1000634	0.002500			1000634	Group 1	3500009007	1	1	0
185	1000634	0.002500			1000634	Group 1	3500009010	1	1	0
186	1000634	0.002500			1000634	Group 1	3500009013	1	1	0
187	1000634	0.002500			1000634	Group 1	3500009014	1	1	0
188	1000634	0.002500			1000634	Group 1	3500009015	1	1	0
189	1000634	0.002500			1000634	Group 1	3500009016	1	1	0
190	1000634	0.002500			1000634	Group 1	3500009018	1	1	0
191	1000634	0.002500			1000634	Group 1	3500009019	1	1	0
192	1002338	0.002500			1002338	Group 1	3500010601	2	1	0
193	1002338	0.002500			1002338	Group 1	3500010602	2	1	0
194	1000200	0.003750			1000200	Group 1	3500010604	2	1	0
195	1002338	0.002500			1002338	Group 1	3500010605	2	1	0
196	1002338	0.002500			1002338	Group 1	3500010606	2	1	0
197	1000200	0.003750			1000200	Group 1	3500010607	2	1	0
198	1000200	0.003750			1000200	Group 1	3500010608	2	1	0
199	1000200	0.003750			1000200	Group 1	3500010609	2	1	0
200	1000200	0.003750			1000200	Group 1	3500010610	2	1	0
201	1000383	0.002500			1000536	Group 1	3500010633	2	1	0
202	1000383	0.002500			9999999	Group 1	3500010635	2	1	0
203	1000383	0.002500			1000536	Group 1	3500010636	2	1	0
204	1000383	0.002500			1000536	Group 1	3500010637	2	1	0
205	1000383	0.002500			1000536	Group 1	3500010638	2	1	0
206	1000383	0.002500			1000536	Group 1	3500010639	2	1	0
207	1000383	0.002500			1000536	Group 1	3500010640	2	1	0
208	1000383	0.002500			1000536	Group 1	3500010641	2	1	0
209	1000383	0.002500			9999999	Group 1	3500010642	2	1	0
210	1000383	0.002500			1000536	Group 1	3500010643	2	1	0
211	1000383	0.002500			1000536	Group 1	3500010644	2	1	0
212	1000383	0.002500			1000536	Group 1	3500010645	2	1	0
213	1000383	0.002500			1000536	Group 1	3500010646	2	1	0
214	1000383	0.002500			9999999	Group 1	3500010647	2	1	0
215	1000383	0.002500			1000536	Group 1	3500010648	2	1	0
216	1000383	0.002500			1000536	Group 1	3500010649	2	1	0
217	1000383	0.002500			9999999	Group 1	3500010650	2	1	0
218	1000383	0.002500			1008498	Group 1	3500010651	2	1	0
219	1000383	0.002500			9999999	Group 1	3500010652	2	1	0
220	1000383	0.002500			9999999	Group 2	1000005120	1	1	0
221	1000383	0.002500			9999999	Group 2	1000006258	1	1	0
222	1000383	0.002500			9999999	Group 2	1000007422	1	1	0
223	1000383	0.002500			9999999	Group 2	1000007633	1	1	0
224	1000383	0.002500			9999999	Group 2	1000008324	1	1	0
225	1000383	0.002500			9999999	Group 2	1010005611	1	1	0
226	1000383	0.002500			9999999	Group 2	1010006158	1	1	0
227	1000383	0.002500			9999999	Group 2	1010006659	1	1	0
228	1000383	0.002500			9999999	Group 2	1010006829	1	1	0
229	1000383	0.002500			9999999	Group 2	1010007088	1	1	0
230	1000383	0.002500			9999999	Group 2	1010007718	1	1	0
231	1000383	0.002500			9999999	Group 2	1010008141	1	1	0
232	1000383	0.002500			9999999	Group 2	1010008328	1	1	0
233	1000383	0.002500			9999999	Group 2	1010008594	1	1	0
234	1000383	0.002500			9999999	Group 2	1020006995	1	1	0
235	1000383	0.002500			9999999	Group 2	1020008719	1	1	0
236	1000383	0.002500			9999999	Group 2	1030005207	1	1	0
237	1000383	0.002500			9999999	Group 2	1030005648	1	1	0
238	1000383	0.002500			9999999	Group 2	1030005761	1	1	0
239	1000383	0.002500			9999999	Group 2	1030006599	1	1	0
240	1000383	0.002500			9999999	Group 2	1030006647	1	1	0
241	1000383	0.002500			9999999	Group 2	1030006728	1	1	0
242	1000383	0.002500			9999999	Group 2	1030006915	1	1	0
243	1000383	0.002500			9999999	Group 2	1030006968	1	1	0
244	1000383	0.002500			9999999	Group 2	1030007016	1	1	0
245	1000383	0.002500			9999999	Group 2	1030007114	1	1	0
246	1000383	0.002500			9999999	Group 2	1030007457	1	1	0
247	1000383	0.002500			9999999	Group 2	1030007766	1	1	0
248	1000383	0.002500			9999999	Group 2	1030007822	1	1	0
249	1000383	0.002500			9999999	Group 2	1030007826	1	1	0
250	1000383	0.002500			9999999	Group 2	1030007910	1	1	0
251	1000383	0.002500			9999999	Group 2	1030007994	1	1	0
252	1000383	0.002500			9999999	Group 2	1030008900	1	1	0
253	1000383	0.002500			1000536	Group 2	1050005185	1	1	0
254	1000383	0.002500			1000536	Group 2	1050005921	1	1	0
255	1000383	0.002500			1000536	Group 2	1050006289	1	1	0
256	1000383	0.002500			1000536	Group 2	1050006803	1	1	0
257	1000383	0.002500			1000536	Group 2	1050006812	1	1	0
258	1000383	0.002500			1000536	Group 2	1050006816	1	1	0
259	1000383	0.002500			1000536	Group 2	1050006971	1	1	0
260	1000383	0.002500			1000536	Group 2	1050007507	1	1	0
261	1000383	0.002500			1000536	Group 2	1050007626	1	1	0
262	1000383	0.002500			1000536	Group 2	1050007627	1	1	0
263	1000383	0.002500			1000536	Group 2	1050007668	1	1	0
264	1000383	0.002500			1000536	Group 2	1050007768	1	1	0
265	1000383	0.002500			9999999	Group 2	1070006630	1	1	0
266	1000383	0.002500			9999999	Group 2	1070008406	1	1	0
267	1000383	0.002500			9999999	Group 2	1090005656	1	1	0
268	1000383	0.002500			9999999	Group 2	1090005773	1	1	0
269	1000383	0.002500			9999999	Group 2	1090006266	1	1	0
270	1000383	0.002500			9999999	Group 2	1090006838	1	1	0
271	1000383	0.002500			9999999	Group 2	1130007064	1	1	0
272	1000383	0.002500			9999999	Group 2	1130007823	1	1	0
273	1000383	0.002500			9999999	Group 2	1130009267	1	1	0
274	1000383	0.002500			9999999	Group 2	1140004973	1	1	0
275	1000383	0.002500			9999999	Group 2	1140005830	1	1	0
276	1000383	0.002500			9999999	Group 2	1140007486	1	1	0
277	1000383	0.002500			9999999	Group 2	1140008050	1	1	0
278	1000383	0.002500			9999999	Group 2	1140008051	1	1	0
279	1000383	0.002500			1008498	Group 2	1150003066	1	1	0
280	1000383	0.002500			1008498	Group 2	1150004497	1	1	0
281	1000383	0.002500			1008498	Group 2	1150004636	1	1	0
282	1000383	0.002500			1008498	Group 2	1150004825	1	1	0
283	1000383	0.002500			1008498	Group 2	1150005176	1	1	0
284	1000383	0.002500			1008498	Group 2	1150005292	1	1	0
285	1000383	0.002500			1008498	Group 2	1150005507	1	1	0
286	1000383	0.002500			1008498	Group 2	1150005739	1	1	0
287	1000383	0.002500			1008498	Group 2	1150006328	1	1	0
288	1000383	0.002500			1008498	Group 2	1150006379	1	1	0
289	1000383	0.002500			1008498	Group 2	1150006431	1	1	0
290	1000383	0.002500			1008498	Group 2	1150006623	1	1	0
291	1000383	0.002500			1008498	Group 2	1150006651	1	1	0
292	1000383	0.002500			1008498	Group 2	1150006772	1	1	0
293	1000383	0.002500			1008498	Group 2	1150006876	1	1	0
294	1000383	0.002500			1008498	Group 2	1150006900	1	1	0
295	1000383	0.002500			1008498	Group 2	1150006938	1	1	0
296	1000383	0.002500			1008498	Group 2	1150007031	1	1	0
297	1000383	0.002500			1008498	Group 2	1150007094	1	1	0
298	1000383	0.002500			1008498	Group 2	1150007101	1	1	0
299	1000383	0.002500			1008498	Group 2	1150007464	1	1	0
300	1000383	0.002500			1008498	Group 2	1150007520	1	1	0
301	1000383	0.002500			1008498	Group 2	1150007859	1	1	0
302	1000383	0.002500			9999999	Group 2	1160007111	1	1	0
303	1000383	0.002500			9999999	Group 2	1160008289	1	1	0
304	1000383	0.002500			9999999	Group 2	1160008528	1	1	0
305	1000383	0.002500			9999999	Group 2	1160008790	1	1	0
306	1000383	0.002500			9999999	Group 2	1170007518	1	1	0
307	1000383	0.002500			9999999	Group 2	1180006947	1	1	0
308	1000383	0.002500			9999999	Group 2	1200006132	1	1	0
309	1000383	0.002500			9999999	Group 2	1200006549	1	1	0
310	1000383	0.002500			9999999	Group 2	1200006741	1	1	0
311	1000383	0.002500			9999999	Group 2	1220007981	1	1	0
312	1000383	0.002500			9999999	Group 2	1240008031	1	1	0
313	1000383	0.002500			1001105	Group 2	1250004933	1	1	0
314	1000383	0.002500			1001105	Group 2	1250005312	1	1	0
315	1000383	0.002500			1001105	Group 2	1250005541	1	1	0
316	1000383	0.002500			1001105	Group 2	1250006186	1	1	0
317	1000383	0.002500			1001105	Group 2	1250006573	1	1	0
318	1000383	0.002500			1001105	Group 2	1250006658	1	1	0
319	1000383	0.002500			1001105	Group 2	1250006665	1	1	0
320	1000383	0.002500			1001105	Group 2	1250006708	1	1	0
321	1000383	0.002500			1001105	Group 2	1250006764	1	1	0
322	1000383	0.002500			1001105	Group 2	1250006809	1	1	0
323	1000383	0.002500			1001105	Group 2	1250006874	1	1	0
324	1000383	0.002500			1001105	Group 2	1250006875	1	1	0
325	1000383	0.002500			1001105	Group 2	1250006934	1	1	0
326	1000383	0.002500			1001105	Group 2	1250007455	1	1	0
327	1000383	0.002500			1001105	Group 2	1250007611	1	1	0
328	1000383	0.002500			1001105	Group 2	1250007849	1	1	0
329	1000383	0.002500			1001105	Group 2	1250008035	1	1	0
330	1000383	0.002500			1001105	Group 2	1250008036	1	1	0
331	1000383	0.002500			1001105	Group 2	1250008073	1	1	0
332	1000383	0.002500			1001105	Group 2	1250008108	1	1	0
333	1000383	0.002500			1001105	Group 2	1250008109	1	1	0
334	1000383	0.002500			1001105	Group 2	1250008110	1	1	0
335	1000383	0.002500			1001105	Group 2	1250008131	1	1	0
336	1000383	0.002500			1001105	Group 2	1250008132	1	1	0
337	1000383	0.002500			1001105	Group 2	1250008150	1	1	0
338	1000383	0.002500			1001105	Group 2	1250008191	1	1	0
339	1000383	0.002500			1001105	Group 2	1250008439	1	1	0
340	1000383	0.002500			1001105	Group 2	1250008689	1	1	0
341	1000383	0.002500			9999999	Group 2	1270006513	1	1	0
342	1000383	0.002500			9999999	Group 2	1270006976	1	1	0
343	1000383	0.002500			9999999	Group 2	1270007453	1	1	0
344	1000383	0.002500			9999999	Group 2	1290007851	1	1	0
345	1000383	0.002500			9999999	Group 2	1300004268	1	1	0
346	1000383	0.002500			9999999	Group 2	1300005752	1	1	0
347	1000383	0.002500			9999999	Group 2	1300005789	1	1	0
348	1000383	0.002500			9999999	Group 2	1300006030	1	1	0
349	1000383	0.002500			9999999	Group 2	1300006100	1	1	0
350	1000383	0.002500			9999999	Group 2	1300006143	1	1	0
351	1000383	0.002500			9999999	Group 2	1300006248	1	1	0
352	1000383	0.002500			9999999	Group 2	1300006579	1	1	0
353	1000383	0.002500			9999999	Group 2	1310006311	1	1	0
354	1000383	0.002500			9999999	Group 2	1310006412	1	1	0
355	1000383	0.002500			9999999	Group 2	1310006914	1	1	0
356	1000383	0.002500			9999999	Group 2	1310007586	1	1	0
357	1000383	0.002500			9999999	Group 2	1330007547	1	1	0
358	1000383	0.002500			9999999	Group 2	1330008348	1	1	0
359	1000383	0.002500			9999999	Group 2	1330008738	1	1	0
360	1000383	0.002500			9999999	Group 2	1330009210	1	1	0
361	1000383	0.002500			9999999	Group 2	1340006121	1	1	0
362	1000383	0.002500			9999999	Group 2	1340006334	1	1	0
363	1000383	0.002500			9999999	Group 2	1340006405	1	1	0
364	1000383	0.002500			9999999	Group 2	1340006441	1	1	0
365	1000383	0.002500			9999999	Group 2	1340006453	1	1	0
366	1000383	0.002500			9999999	Group 2	1340006810	1	1	0
367	1000383	0.002500			9999999	Group 2	1340006867	1	1	0
368	1000383	0.002500			9999999	Group 2	1340006993	1	1	0
369	1000383	0.002500			9999999	Group 2	1340007796	1	1	0
370	1000383	0.002500			9999999	Group 2	1340007800	1	1	0
371	1000383	0.002500			9999999	Group 2	1360006819	1	1	0
372	1000383	0.002500			9999999	Group 2	1360006969	1	1	0
373	1000383	0.002500			9999999	Group 2	1360007484	1	1	0
374	1000383	0.002500			9999999	Group 2	1360007557	1	1	0
375	1000383	0.002500			9999999	Group 2	1360007602	1	1	0
376	1000383	0.002500			9999999	Group 2	1360007687	1	1	0
377	1000383	0.002500			9999999	Group 2	1360007688	1	1	0
378	1000383	0.002500			9999999	Group 2	1360007743	1	1	0
379	1000383	0.002500			9999999	Group 2	1360007872	1	1	0
380	1000383	0.002500			9999999	Group 2	1360007877	1	1	0
381	1000383	0.002500			9999999	Group 2	1360007975	1	1	0
382	1000383	0.002500			9999999	Group 2	1360008400	1	1	0
383	1000383	0.002500			9999999	Group 2	1400006887	1	1	0
384	1000383	0.002500			9999999	Group 2	1400007030	1	1	0
385	1000383	0.002500			9999999	Group 2	1400007689	1	1	0
386	1000383	0.002500			9999999	Group 2	1400007878	1	1	0
387	1000383	0.002500			9999999	Group 2	1450005134	1	1	0
388	1000383	0.002500			9999999	Group 2	1450006944	1	1	0
389	1000383	0.002500			9999999	Group 2	1450007023	1	1	0
390	1000383	0.002500			9999999	Group 2	1450007596	1	1	0
391	1000383	0.002500			9999999	Group 2	1450007778	1	1	0
392	1000383	0.002500			9999999	Group 2	1450007922	1	1	0
393	1000383	0.002500			9999999	Group 2	1450008012	1	1	0
394	1000383	0.002500			9999999	Group 2	1450008592	1	1	0
395	1000383	0.002500			9999999	Group 2	1460007006	1	1	0
396	1000383	0.002500			9999999	Group 2	1480007571	1	1	0
397	1000383	0.002500			9999999	Group 2	1490007158	1	1	0
398	1000383	0.002500			9999999	Group 2	1490007475	1	1	0
399	1000383	0.002500			9999999	Group 2	1490007738	1	1	0
400	1000383	0.002500			9999999	Group 2	1540006462	1	1	0
401	1000383	0.002500			9999999	Group 2	1540006989	1	1	0
402	1000383	0.002500			9999999	Group 2	1540007004	1	1	0
403	1000383	0.002500			9999999	Group 2	1540007026	1	1	0
404	1000383	0.002500			9999999	Group 2	1540007032	1	1	0
405	1000383	0.002500			9999999	Group 2	1540007161	1	1	0
406	1000383	0.002500			9999999	Group 2	1540007493	1	1	0
407	1000383	0.002500			9999999	Group 2	1650005264	1	1	0
408	1000383	0.002500			9999999	Group 2	1650005267	1	1	0
409	1000383	0.002500			9999999	Group 2	1650005484	1	1	0
410	1000383	0.002500			9999999	Group 2	1650005670	1	1	0
411	1000383	0.002500			9999999	Group 2	1650005802	1	1	0
412	1000383	0.002500			9999999	Group 2	1650005810	1	1	0
413	1000383	0.002500			9999999	Group 2	1650005835	1	1	0
414	1000383	0.002500			9999999	Group 2	1650005983	1	1	0
415	1000383	0.002500			9999999	Group 2	1650006021	1	1	0
416	1000383	0.002500			9999999	Group 2	1650006106	1	1	0
417	1000383	0.002500			9999999	Group 2	1650006197	1	1	0
418	1000383	0.002500			9999999	Group 2	1650006373	1	1	0
419	1000383	0.002500			9999999	Group 2	1650006669	1	1	0
420	1000383	0.002500			9999999	Group 2	1650006800	1	1	0
421	1000383	0.002500			9999999	Group 2	1650007103	1	1	0
422	1000383	0.002500			9999999	Group 2	1650007480	1	1	0
423	1000383	0.002500			9999999	Group 2	1650007631	1	1	0
424	1000383	0.002500			9999999	Group 2	1650007957	1	1	0
425	1000383	0.002500			9999999	Group 2	1700005958	1	1	0
426	1000383	0.002500			9999999	Group 2	1700007036	1	1	0
427	1000383	0.002500			9999999	Group 2	1750006940	1	1	0
428	1000383	0.002500			9999999	Group 2	1750007840	1	1	0
429	1000383	0.002500			9999999	Group 2	1750008004	1	1	0
430	1000383	0.002500			9999999	Group 2	1750008007	1	1	0
431	1000200	0.002500			1000200	Group 2	2000006091	1	1	0
432	1000200	0.002500			1000200	Group 2	2000007989	1	1	0
433	1002338	0.002500			1002338	Group 2	3000003677	1	1	0
434	1002338	0.002500			1002338	Group 2	3000005241	1	1	0
435	1002338	0.002500			1002338	Group 2	3000006220	1	1	0
436	1002338	0.002500			1002338	Group 2	3000006585	1	1	0
437	1002338	0.002500			1002338	Group 2	3000006785	1	1	0
438	1002338	0.002500			1002338	Group 2	3000007000	1	1	0
439	1002338	0.002500			1002338	Group 2	3000007598	1	1	0
440	1002338	0.002500			1002338	Group 2	3000007647	1	1	0
441	1002338	0.002500			1002338	Group 2	3000008708	1	1	0
442	1002338	0.002500			1002338	Group 2	3000008774	1	1	0
443	1002338	0.002500			1002338	Group 2	3000008781	1	1	0
444	1002338	0.002500			1002338	Group 2	3000008817	1	1	0
445	1002338	0.002500			1002338	Group 2	3000008870	1	1	0
446	1002338	0.002500			1002338	Group 2	3000009229	1	1	0
447	1002338	0.002500			1002338	Group 2	3000009602	1	1	0
448	1002338	0.002500			1002338	Group 2	3000009711	1	1	0
449	1002338	0.002500			1002338	Group 2	3000009845	1	1	0
450	1000634	0.002500			1000634	Group 2	3500007407	1	1	0
451	1000634	0.002500			1000634	Group 2	3500007409	1	1	0
452	1000634	0.002500			1000634	Group 2	3500007415	1	1	0
453	1000634	0.002500			1000634	Group 2	3500007417	1	1	0
454	1000634	0.002500			1000634	Group 2	3500007418	1	1	0
455	1000634	0.002500			1000634	Group 2	3500008934	1	1	0
456	1000634	0.002500			1000634	Group 2	3500008940	1	1	0
457	1000634	0.002500			1000634	Group 2	3500008948	1	1	0
458	1000634	0.002500			1000634	Group 2	3500008950	1	1	0
459	1000634	0.002500			1000634	Group 2	3500008951	1	1	0
460	1000634	0.002500			1000634	Group 2	3500008952	1	1	0
461	1000634	0.002500			1000634	Group 2	3500008953	1	1	0
462	1000634	0.002500			1000634	Group 2	3500008954	1	1	0
463	1000634	0.002500			1000634	Group 2	3500008955	1	1	0
464	1000634	0.002500			1000634	Group 2	3500008957	1	1	0
465	1000634	0.002500			1000634	Group 2	3500008958	1	1	0
466	1000634	0.002500			1000634	Group 2	3500008959	1	1	0
467	1000634	0.002500			1000634	Group 2	3500008960	1	1	0
468	1000634	0.002500			1000634	Group 2	3500008961	1	1	0
469	1000634	0.002500			1000634	Group 2	3500008962	1	1	0
470	1000634	0.002500			1000634	Group 2	3500008963	1	1	0
471	1000634	0.002500			1000634	Group 2	3500008965	1	1	0
472	1000634	0.002500			1000634	Group 2	3500008966	1	1	0
473	1000634	0.002500			1000634	Group 2	3500008967	1	1	0
474	1000634	0.002500			1000634	Group 2	3500008968	1	1	0
475	1000634	0.002500			1000634	Group 2	3500008969	1	1	0
476	1000634	0.002500			1000634	Group 2	3500008970	1	1	0
477	1000634	0.002500			1000634	Group 2	3500008971	1	1	0
478	1000634	0.002500			1000634	Group 2	3500008972	1	1	0
479	1000634	0.002500			1000634	Group 2	3500008973	1	1	0
480	1000634	0.002500			1000634	Group 2	3500008974	1	1	0
481	1000634	0.002500			1000634	Group 2	3500008975	1	1	0
482	1000634	0.002500			1000634	Group 2	3500008976	1	1	0
483	1000383	0.002500			1009229	Group 2	3600008444	1	1	0
484	1000383	0.002500			1009229	Group 2	3600008445	1	1	0
485	1000383	0.002500			1009229	Group 2	3600008452	1	1	0
486	1000383	0.002500			1009229	Group 2	3600008454	1	1	0
487	1000383	0.002500			1009229	Group 2	3600008455	1	1	0
488	1000383	0.002500			1009229	Group 2	3600008456	1	1	0
489	1000383	0.002500			1009229	Group 2	3600008462	1	1	0
490	1000383	0.002500			1009229	Group 2	3600008463	1	1	0
491	1000383	0.002500			1009229	Group 2	3600008466	1	1	0
492	1000383	0.002500			1009229	Group 2	3600008469	1	1	0
493	1000383	0.002500			1009229	Group 2	3600008471	1	1	0
494	1000383	0.002500			1009229	Group 2	3600008474	1	1	0
495	1000383	0.002500			1009229	Group 2	3600008475	1	1	0
496	1000383	0.002500			1009229	Group 2	3600008480	1	1	0
497	1000383	0.002500			1009229	Group 2	3600008481	1	1	0
498	1000383	0.002500			1009229	Group 2	3600008484	1	1	0
499	1000383	0.002500			1009229	Group 2	3600008485	1	1	0
500	1000383	0.002500			1009229	Group 2	3600008487	1	1	0
501	1000383	0.002500			1009229	Group 2	3600008488	1	1	0
502	1000383	0.002500			1009229	Group 2	3600008490	1	1	0
503	1000383	0.002500			1009229	Group 2	3600008496	1	1	0
504	1000383	0.002500			1009229	Group 2	3600008497	1	1	0
505	1000383	0.002500			1009229	Group 2	3600008502	1	1	0
506	1000383	0.002500			1009229	Group 2	3600008504	1	1	0
507	1000383	0.002500			1009229	Group 2	3600008508	1	1	0
508	1000383	0.002500			1009229	Group 2	3600008510	1	1	0
509	1000383	0.002500			1009229	Group 2	3600008512	1	1	0
510	1000383	0.002500			1009229	Group 2	3600008515	1	1	0
511	1000383	0.002500			1009229	Group 2	3600008518	1	1	0

	11	12	13	14	15	16	17	18	19	20
	Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien
1	9						1	0	0
2	7						1	0	0
3	9						1	0	0
4	9						1	0	0
5	9						2	0	0
6	9						1	0	0
7	9						2	0	0
8	9						2	0	0
9	9						1	4	0
10	9						1	0	0
11	9						1	0	0
12	6						1	4	0
13	7						1	0	0
14	9						2	0	0
15	3						2	0	0
16	9						1	4	0
17	9						1	0	0
18	9						1	0	0
19	7						1	0	0
20	9						1	4	0
21	9						1	0	0
22	7						1	0	0
23	9						1	0	0
24	6						1	4	0
25	9						1	0	0
26	9						1	0	0
27	9						2	0	0
28	9						2	0	0
29	9						2	0	0
30	9						1	0	0
31	7						2	0	0
32	7						2	0	0
33	9						1	0	0
34	7						2	0	0
35	7						1	4	0
36	9						1	0	0
37	7						1	4	0
38	9						2	0	0
39	7						1	0	0
40	7						1	1	0
41	7						1	0	0
42	7						2	0	0
43	7						2	4	0
44	9						2	0	0
45	7						2	4	0
46	9						2	4	0
47	9						1	4	0
48	7						2	0	0
49	9						2	0	0
50	9						2	4	0
51	9						5	0	0
52	9						1	0	0
53	7						1	0	0
54	7						2	4	0
55	9						5	0	0
56	7						2	4	0
57	9						1	1	0
58	7						2	0	0
59	9						1	4	0
60	7						1	4	0
61	7						1	0	0
62	7						5	0	0
63	7						2	0	0
64	9						1	0	0
65	7						2	0	0
66	7						1	0	0
67	7						2	0	0
68	7						2	0	0
69	7						1	0	0
70	9						1	4	0
71	9						1	0	0
72	9						2	0	0
73	9						1	2	0
74	9						5	4	0
75	9						2	4	0
76	7						2	0	0
77	9						1	0	0
78	9						1	0	0
79	7						2	4	0
80	9						1	5	0
81	9						2	0	0
82	9						5	0	0
83	9						1	4	0
84	9						1	99	0
85	9						2	0	0
86	9						1	0	0
87	9						2	4	0
88	9						2	0	0
89	3						2	0	0
90	9						1	4	0
91	9						2	4	0
92	9						1	0	0
93	9						1	0	0
94	7						1	0	0
95	9						1	0	0
96	9						1	4	0
97	9						1	0	0
98	9						2	0	0
99	9						1	0	0
100	9						2	0	0
101	9						2	0	0
102	9						2	0	0
103	9						2	4	0
104	9						2	0	0
105	9						2	0	0
106	9						2	0	0
107	3						1	4	0
108	9						2	0	0
109	9						1	0	0
110	9						1	0	0
111	9						1	0	0
112	9						2	4	0
113	9						2	0	0
114	9						2	4	0
115	9						1	0	0
116	9						2	0	0
117	9						1	0	0
118	9						2	4	0
119	7						2	0	0
120	9						1	0	0
121	3						2	0	0
122	9						2	0	0
123	9						1	4	0
124	7						2	4	0
125	9						1	4	0
126	9						2	5	0
127	9						2	0	0
128	9						1	4	0
129	9						1	0	0
130	9						1	4	0
131	9						1	4	0
132	9						1	0	0
133	9						1	0	0
134	3						2	0	0
135	9						1	4	0
136	9						2	0	0
137	9						2	4	0
138	9						2	4	0
139	9						5	0	0
140	9						1	4	0
141	9						2	0	0
142	9						2	0	0
143	3						2	0	0
144	3						1	0	0
145	9						2	0	0
146	3						2	0	0
147	9						2	0	0
148	9						2	0	0
149	9						1	4	0
150	9						2	4	0
151	3						1	0	0
152	9						1	4	0
153	9						1	4	0
154	9						1	4	0
155	9						2	0	0
156	9						1	4	0
157	7						1	0	0
158	9						1	4	0
159	9						1	0	0
160	9						1	4	0
161	7						5	4	0
162	9						1	0	0
163	9						1	4	0
164	9						1	0	0
165	9						1	0	0
166	9						1	0	0
167	9						1	0	0
168	7						2	4	0
169	9						2	4	0
170	7						1	0	0
171	7						1	0	0
172	9						2	0	0
173	6						5	0	0
174	9						1	0	0
175	9						2	0	0
176	3						1	0	0
177	9						1	0	0
178	9						1	0	0
179	9						2	0	0
180	7						5	0	0
181	7						2	4	0
182	9						2	0	0
183	9						5	0	0
184	9						1	4	0
185	9						1	0	0
186	9						1	4	0
187	9						1	0	0
188	9						1	0	0
189	9						1	0	0
190	9						1	4	0
191	9						1	0	0
192	9						1	0	0
193	9						1	0	0
194	7						1	4	0
195	6						1	0	0
196	6						1	0	0
197	6						1	4	0
198	7						1	4	0
199	7						1	4	0
200	9						1	0	0
201	9						1	4	0
202	9						1	0	0
203	7						1	0	0
204	7						1	4	0
205	7						1	0	0
206	7						1	4	0
207	7						1	0	0
208	9						1	0	0
209	9						2	0	0
210	9						1	0	0
211	7						1	0	0
212	7						1	4	0
213	9						1	0	0
214	9						2	0	0
215	7						1	0	0
216	7						1	4	0
217	7						2	0	0
218	9						5	0	0
219	7						1	0	0
220	9						1	4	0
221	7						1	4	0
222	9						1	4	0
223	7						1	4	0
224	7						1	0	0
225	9						1	0	0
226	7						1	4	0
227	9						1	0	0
228	7						1	4	0
229	9						1	4	0
230	9						1	0	0
231	6						1	0	0
232	7						1	0	0
233	9						1	0	0
234	7						1	4	0
235	9						1	4	0
236	9						2	0	0
237	9						2	0	0
238	9						2	4	0
239	9						2	4	0
240	9						2	4	0
241	9						2	4	0
242	9						2	0	0
243	9						2	4	0
244	3						2	0	0
245	9						1	4	0
246	9						2	4	0
247	9						2	4	0
248	7						2	4	0
249	7						2	4	0
250	9						2	4	0
251	3						2	0	0
252	3						1	0	0
253	9						1	0	0
254	9						1	4	0
255	7						1	0	0
256	7						1	4	0
257	7						1	4	0
258	7						1	0	0
259	9						1	0	0
260	7						1	4	0
261	9						1	0	0
262	7						1	4	0
263	7						1	0	0
264	7						1	4	0
265	7						5	0	0
266	7						5	4	0
267	9						1	4	0
268	9						1	0	0
269	9						1	4	0
270	9						1	0	0
271	3						1	4	0
272	7						1	4	0
273	7						1	4	0
274	9						1	0	0
275	9						1	0	0
276	3						1	0	0
277	9						1	0	0
278	6						5	4	0
279	9						5	0	0
280	9						2	0	0
281	9						5	4	0
282	9						2	0	0
283	3						5	4	0
284	9						5	0	0
285	9						5	0	0
286	3						2	0	0
287	9						2	4	0
288	7						2	4	0
289	9						5	4	0
290	9						5	0	0
291	9						2	4	0
292	9						5	0	0
293	9						5	0	0
294	9						5	0	0
295	9						5	4	0
296	9						1	4	0
297	7						5	0	0
298	7						5	0	0
299	9						2	4	0
300	9						5	0	0
301	7						1	0	0
302	7						1	0	0
303	9						1	0	0
304	9						1	0	0
305	9						1	4	0
306	9						5	0	0
307	7						1	4	0
308	7						1	0	0
309	9						1	0	0
310	9						1	4	0
311	3						1	4	0
312	7						1	0	0
313	9						1	0	0
314	9						1	0	0
315	9						1	4	0
316	6						1	0	0
317	9						1	0	0
318	9						1	0	0
319	9						1	0	0
320	9						1	4	0
321	9						1	0	0
322	9						1	0	0
323	9						1	0	0
324	9						1	0	0
325	7						1	0	0
326	9						1	0	0
327	9						1	0	0
328	9						1	0	0
329	9						1	0	0
330	7						1	0	0
331	9						1	0	0
332	9						1	0	0
333	7						1	4	0
334	7						1	0	0
335	9						1	0	0
336	9						1	0	0
337	3						1	0	0
338	7						1	0	0
339	7						1	4	0
340	9						1	0	0
341	3						1	1	0
342	9						1	4	0
343	7						1	4	0
344	7						1	0	0
345	3						1	4	0
346	7						1	4	0
347	9						1	0	0
348	7						1	4	0
349	9						1	4	0
350	9						1	0	0
351	9						1	4	0
352	9						1	0	0
353	9						1	0	0
354	9						1	4	0
355	7						1	4	0
356	7						1	4	0
357	9						1	4	0
358	7						1	4	0
359	9						1	4	0
360	9						1	0	0
361	9						1	0	0
362	9						1	0	0
363	9						1	0	0
364	9						1	0	0
365	6						1	0	0
366	7						1	4	0
367	9						1	0	0
368	7						1	0	0
369	7						1	1	0
370	7						1	0	0
371	9						1	0	0
372	9						1	0	0
373	9						1	0	0
374	3						1	4	0
375	7						1	0	0
376	9						1	0	0
377	3						1	0	0
378	7						1	4	0
379	9						1	0	0
380	9						1	0	0
381	7						1	4	0
382	9						1	0	0
383	9						1	0	0
384	7						1	4	0
385	9						1	0	0
386	9						1	4	0
387	9						1	0	0
388	9						1	0	0
389	9						1	0	0
390	9						1	0	0
391	6						1	0	0
392	7						1	4	0
393	7						1	4	0
394	7						1	0	0
395	7						1	4	0
396	7						1	4	0
397	9						1	0	0
398	9						1	0	0
399	6						1	0	0
400	9						1	4	0
401	9						1	4	0
402	9						1	0	0
403	7						1	4	0
404	7						1	0	0
405	9						1	4	0
406	9						1	4	0
407	9						1	0	0
408	9						1	0	0
409	9						2	0	0
410	9						1	0	0
411	9						2	0	0
412	9						1	0	0
413	9						2	4	0
414	9						2	1	0
415	9						1	0	0
416	9						1	0	0
417	9						1	0	0
418	7						1	0	0
419	9						2	4	0
420	7						1	0	0
421	9						1	0	0
422	9						2	4	0
423	7						1	0	0
424	9						1	4	0
425	9						2	0	0
426	9						2	4	0
427	7						1	4	0
428	7						1	0	0
429	6						1	0	0
430	7						1	0	0
431	7						1	4	0
432	7						1	0	0
433	3						1	0	0
434	6						1	0	0
435	7						1	0	0
436	9						1	0	0
437	9						1	0	0
438	6						1	0	0
439	7						1	0	0
440	7						1	0	0
441	7						1	0	0
442	7						1	0	0
443	7						1	0	0
444	7						1	0	0
445	9						1	0	0
446	3						1	0	0
447	9						1	0	0
448	7						1	0	0
449	7						1	0	0
450	9						1	0	0
451	9						1	0	0
452	7						1	4	0
453	7						1	4	0
454	9						1	4	0
455	7						5	0	0
456	7						1	0	0
457	7						1	0	0
458	7						5	0	0
459	6						1	0	0
460	9						1	0	0
461	9						1	0	0
462	9						1	0	0
463	9						1	0	0
464	9						1	0	0
465	9						1	0	0
466	9						1	0	0
467	9						1	0	0
468	9						1	0	0
469	9						1	0	0
470	9						1	0	0
471	7						1	0	0
472	7						1	4	0
473	7						1	4	0
474	7						1	0	0
475	7						1	0	0
476	7						1	0	0
477	7						1	0	0
478	7						1	4	0
479	9						1	0	0
480	9						1	0	0
481	9						1	5	0
482	9						1	0	0
483	9						1	0	0
484	7						1	1	0
485	9						1	0	0
486	7						1	1	0
487	7						1	1	0
488	7						1	1	0
489	7						1	1	0
490	9						1	1	0
491	9						1	1	0
492	7						1	1	0
493	9						1	1	0
494	9						1	1	0
495	9						1	4	0
496	9						1	1	0
497	3						1	1	0
498	9						1	1	0
499	3						1	4	0
500	9						1	1	0
501	9						1	1	0
502	9						1	1	0
503	9						1	1	0
504	9						1	1	0
505	9						1	1	0
506	9						1	4	0
507	3						1	1	0
508	9						1	1	0
509	3						1	1	0
510	9						1	1	0
511	3						1	1	0

	21	22	23	24	25	26	27	28	29	30
	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan
1			0.00		20111025	1000000.00	0.042000	360	360	20111201
2			280000.00		20110707	1000000.00	0.041500	360	360	20110901
3			57500.00		20111024	502500.00	0.046250	360	360	20111201
4			250000.00		20121023	715000.00	0.035000	180	180	20121201
5			0.00		20120911	694000.00	0.035000	180	180	20121101
6			0.00		20120830	770000.00	0.035000	180	180	20121101
7			0.00		20120920	499000.00	0.037500	180	180	20121101
8			0.00		20120925	800000.00	0.032500	180	180	20121101
9			0.00		20120906	534500.00	0.036250	180	180	20121101
10			0.00		20120904	650000.00	0.033750	180	180	20121101
11			0.00		20120917	672400.00	0.036250	180	180	20121101
12			0.00		20120927	479200.00	0.033750	180	180	20121101
13			0.00		20121016	500000.00	0.035000	180	180	20121201
14			0.00		20120117	1693000.00	0.043750	360	360	20120301
15			0.00		20120828	690000.00	0.035000	180	180	20121001
16			0.00		20121005	560000.00	0.038750	180	180	20121201
17			0.00		20121003	816800.00	0.038750	180	180	20121201
18			0.00		20120919	730000.00	0.035000	180	180	20121101
19			0.00		20121001	850000.00	0.033750	180	180	20121101
20			0.00		20121001	930000.00	0.033750	180	180	20121101
21			0.00		20120227	712800.00	0.046250	360	360	20120401
22			0.00		20120807	900000.00	0.033750	360	360	20121001
23			430000.00		20111221	855000.00	0.031000	360	360	20120201
24			0.00		20120622	619500.00	0.032500	120	120	20120801
25			0.00		20120612	521600.00	0.032500	120	120	20120801
26			0.00		20120608	1000000.00	0.036250	120	120	20120801
27			120000.00		20120620	594000.00	0.032500	120	120	20120801
28			0.00		20120523	876000.00	0.043750	360	360	20120701
29			70000.00		20120803	523500.00	0.038750	360	360	20121001
30			0.00		20120622	700000.00	0.041250	360	360	20120801
31			0.00		20120808	1015000.00	0.038750	360	360	20121001
32			0.00		20120601	700000.00	0.040000	360	360	20120801
33			0.00		20120605	757250.00	0.042500	360	360	20120801
34			0.00		20120625	635000.00	0.040000	360	360	20120801
35			0.00		20120706	600000.00	0.036250	360	360	20120901
36			0.00		20120618	741500.00	0.035000	360	360	20120801
37			0.00		20120628	796000.00	0.036250	360	360	20120801
38			0.00		20120612	707000.00	0.040000	360	360	20120801
39			0.00		20120515	740000.00	0.037500	360	360	20120701
40			0.00		20120531	139000.00	0.036250	360	360	20120701
41			0.00		20120625	577500.00	0.036250	360	360	20120801
42			0.00		20120731	752000.00	0.038750	360	360	20121001
43			0.00		20120518	960000.00	0.042500	360	360	20120701
44			0.00		20120730	552800.00	0.036250	360	360	20121001
45			0.00		20120508	885000.00	0.042500	360	360	20120701
46			0.00		20120608	560000.00	0.037500	360	360	20120801
47			0.00		20120731	605000.00	0.033750	360	360	20120901
48			0.00		20120712	1000000.00	0.035000	360	360	20120901
49			0.00		20120619	810000.00	0.037500	360	360	20120801
50			0.00		20120710	897500.00	0.038750	360	360	20120901
51			0.00		20120719	956000.00	0.037500	360	360	20120901
52			0.00		20120727	928000.00	0.035000	360	360	20120901
53			0.00		20120712	841700.00	0.033750	360	360	20120901
54			0.00		20120702	1000000.00	0.035000	360	360	20120901
55			1000000.00		20120612	800000.00	0.040000	360	360	20120801
56			0.00		20120613	1000000.00	0.038750	360	360	20120801
57			25000.00		20120618	595000.00	0.041250	360	360	20120801
58			0.00		20120511	1400000.00	0.043750	360	360	20120701
59			0.00		20120524	945000.00	0.032500	360	360	20120701
60			0.00		20120517	520000.00	0.037500	360	360	20120701
61			0.00		20120509	999995.00	0.038750	360	360	20120701
62			0.00		20120719	675000.00	0.036250	360	360	20120901
63			0.00		20120501	812000.00	0.043750	360	360	20120701
64			0.00		20120721	988000.00	0.037500	360	360	20120901
65			0.00		20120524	856000.00	0.040000	360	360	20120701
66			0.00		20120606	900000.00	0.036250	360	360	20120801
67			0.00		20120518	1050000.00	0.040000	360	360	20120701
68			0.00		20120529	880000.00	0.041250	360	360	20120701
69			0.00		20120723	617500.00	0.035000	360	360	20120901
70			520000.00		20120525	943000.00	0.036250	360	360	20120701
71			250000.00		20120525	890000.00	0.035000	360	360	20120701
72			0.00		20111129	587000.00	0.045000	180	180	20120101
73			37726.00		20111230	522000.00	0.040000	180	180	20120201
74			0.00		20111129	472000.00	0.041250	180	180	20120101
75			0.00		20120319	566300.00	0.038750	180	180	20120501
76			0.00		20110606	1284500.00	0.046250	180	180	20110801
77			0.00		20110617	700000.00	0.047500	180	180	20110801
78			0.00		20120601	656400.00	0.038750	180	180	20120801
79			0.00		20111219	962500.00	0.038750	180	180	20120201
80			0.00		20110110	77400.00	0.038750	180	180	20110301
81			0.00		20120315	694000.00	0.041250	180	180	20120501
82			0.00		20110916	598000.00	0.041250	180	180	20111101
83			0.00		20111021	638600.00	0.040000	180	180	20111201
84			0.00		20120426	840000.00	0.036250	180	180	20120601
85			0.00		20111215	655300.00	0.046250	180	180	20120201
86			0.00		20111012	780000.00	0.040000	180	180	20111201
87			0.00		20110207	525000.00	0.048750	180	180	20110401
88			0.00		20110126	600000.00	0.045000	180	180	20110301
89			0.00		20111209	1140000.00	0.042500	180	180	20120201
90			0.00		20110316	600000.00	0.045000	180	180	20110501
91			0.00		20110413	1100000.00	0.048750	180	180	20110601
92			0.00		20120305	825000.00	0.037500	180	180	20120501
93			0.00		20111110	1341000.00	0.040000	180	180	20120101
94			0.00		20110228	928000.00	0.045000	180	180	20110401
95			0.00		20120319	622000.00	0.036250	180	180	20120501
96			0.00		20120326	619000.00	0.041250	180	180	20120501
97			0.00		20120630	572600.00	0.037500	180	180	20120801
98			198500.00		20120309	550000.00	0.038750	180	180	20120501
99			0.00		20120525	700000.00	0.038750	180	180	20120701
100			0.00		20110729	570000.00	0.045000	180	180	20110901
101			0.00		20111202	671700.00	0.042500	180	180	20120201
102			0.00		20120726	1135700.00	0.040000	180	180	20120901
103			0.00		20120718	532000.00	0.038750	180	180	20120901
104			0.00		20110106	844000.00	0.043750	180	180	20110301
105			0.00		20120615	520850.00	0.041250	180	180	20120801
106			0.00		20120319	772000.00	0.043750	180	180	20120501
107			0.00		20110112	746250.00	0.042500	180	180	20110301
108			0.00		20110315	570000.00	0.047500	180	180	20110501
109			0.00		20110127	831000.00	0.042500	180	180	20110301
110			0.00		20110831	464000.00	0.043750	180	180	20111001
111			0.00		20110312	665000.00	0.043750	180	180	20110501
112			0.00		20120625	580000.00	0.038750	180	180	20120801
113			0.00		20120404	1350000.00	0.041250	180	180	20120601
114			0.00		20120211	800000.00	0.040000	180	180	20120401
115			0.00		20110331	530600.00	0.046250	180	180	20110501
116			0.00		20110107	917800.00	0.043750	180	180	20110301
117			0.00		20110121	624500.00	0.043750	180	180	20110301
118			0.00		20110110	484000.00	0.041250	180	180	20110301
119			0.00		20111228	885000.00	0.040000	180	180	20120201
120			0.00		20110818	1000000.00	0.043750	180	180	20111001
121			0.00		20120509	538600.00	0.040000	180	180	20120701
122			0.00		20120111	783750.00	0.042500	180	180	20120301
123			0.00		20120627	656000.00	0.037500	180	180	20120801
124			0.00		20110317	865000.00	0.041250	180	180	20110501
125			0.00		20110118	67500.00	0.043750	180	180	20110301
126			0.00		20110510	600000.00	0.048750	180	180	20110701
127			0.00		20120702	1659775.00	0.043750	180	180	20120901
128			0.00		20111116	628000.00	0.042500	180	180	20120101
129			0.00		20120524	907000.00	0.038750	180	180	20120701
130			0.00		20110107	153500.00	0.041250	180	180	20110301
131			0.00		20111220	404000.00	0.041250	180	180	20120201
132			0.00		20120128	630000.00	0.041250	180	180	20120301
133			0.00		20110310	614600.00	0.045000	180	180	20110501
134			0.00		20110317	848000.00	0.048750	180	180	20110501
135			0.00		20110119	705000.00	0.041250	180	180	20110301
136			0.00		20120308	479000.00	0.041250	180	180	20120501
137			0.00		20120327	665000.00	0.045000	180	180	20120501
138			0.00		20110523	1324000.00	0.047500	180	180	20110701
139			0.00		20120628	600000.00	0.041250	180	180	20120801
140			0.00		20120106	554100.00	0.040000	180	180	20120301
141			0.00		20110722	1280000.00	0.047500	180	180	20110901
142			0.00		20110826	607050.00	0.046250	180	180	20111001
143			0.00		20110719	1725000.00	0.048750	180	180	20110901
144			0.00		20111123	680000.00	0.043750	180	180	20120101
145			0.00		20111128	511600.00	0.043750	180	180	20120101
146			0.00		20110829	522000.00	0.045000	180	180	20111001
147			0.00		20120402	610000.00	0.042500	180	180	20120601
148			445528.00		20110429	981000.00	0.050000	180	180	20110601
149			0.00		20110131	285000.00	0.042500	180	180	20110301
150			0.00		20120329	750000.00	0.040000	180	180	20120601
151			0.00		20110629	1000000.00	0.045000	180	180	20110801
152			0.00		20111122	526500.00	0.040000	180	180	20120101
153			200000.00		20111125	906000.00	0.042500	180	180	20120101
154			0.00		20111219	720000.00	0.036250	180	180	20120201
155			0.00		20111108	570000.00	0.042500	180	180	20120101
156			0.00		20120831	622500.00	0.031250	180	180	20121001
157			0.00		20120817	693750.00	0.031250	180	180	20121001
158			0.00		20120821	485000.00	0.036250	180	180	20121001
159			0.00		20120905	520000.00	0.032500	180	180	20121101
160			0.00		20120830	555000.00	0.036250	180	180	20121001
161			0.00		20120731	762000.00	0.030000	360	360	20120901
162			0.00		20120813	540000.00	0.035000	360	360	20121001
163			75000.00		20120810	845000.00	0.035000	360	360	20121001
164			0.00		20120810	592150.00	0.032500	120	120	20121001
165			0.00		20120831	786100.00	0.033750	180	180	20121001
166			0.00		20120830	507000.00	0.033750	180	180	20121001
167			0.00		20120820	553650.00	0.036250	360	360	20121001
168			0.00		20120727	668000.00	0.038750	360	360	20120901
169			0.00		20120820	700000.00	0.036250	360	360	20121001
170			0.00		20120531	1140000.00	0.033750	360	360	20120701
171			0.00		20120817	1230000.00	0.035000	360	360	20121001
172			0.00		20120821	684000.00	0.038750	360	360	20121001
173			0.00		20120817	737600.00	0.036250	360	360	20121001
174			0.00		20120815	999800.00	0.037500	360	360	20121001
175			0.00		20120823	534000.00	0.041250	360	360	20121001
176			0.00		20120824	1500000.00	0.036250	360	360	20121001
177			155400.00		20120808	660000.00	0.035000	360	360	20121001
178			0.00		20120810	897500.00	0.033750	360	360	20121001
179			0.00		20120810	619000.00	0.037500	360	360	20121001
180			0.00		20120813	580000.00	0.036250	360	360	20121001
181			0.00		20120817	899000.00	0.038750	360	360	20121001
182			0.00		20120806	2800000.00	0.040000	360	360	20121001
183			0.00		20120816	653350.00	0.037500	360	360	20121001
184			0.00		20120829	790000.00	0.028750	120	120	20121001
185			0.00		20120830	875000.00	0.032500	180	180	20121001
186			0.00		20120827	592000.00	0.035000	180	180	20121001
187			0.00		20120912	583000.00	0.036250	180	180	20121101
188			0.00		20120905	533000.00	0.032500	180	180	20121101
189			0.00		20120822	660000.00	0.035000	180	180	20121001
190			144000.00		20120820	539000.00	0.036250	180	180	20121001
191			0.00		20120830	545500.00	0.033750	180	180	20121001
192			0.00		20111221	2325000.00	0.029500	360	360	20120201
193			0.00		20110920	997000.00	0.040500	360	360	20111101
194			500000.00		20111215	1100000.00	0.042500	360	360	20120201
195			450000.00		20110621	1900000.00	0.043000	360	360	20110801
196			0.00		20110727	1360000.00	0.043500	360	360	20110901
197			0.00		20111123	520000.00	0.043750	360	360	20120101
198			0.00		20111229	540000.00	0.045000	360	360	20120201
199			0.00		20110801	1417500.00	0.046250	360	360	20111001
200			0.00		20111118	518932.00	0.046250	360	360	20120101
201			250000.00		20120926	785000.00	0.028750	360	360	20121101
202			0.00		20120529	1020000.00	0.033750	360	360	20120701
203			0.00		20120503	650000.00	0.033750	360	360	20120701
204			0.00		20120423	675000.00	0.035000	360	360	20120601
205			0.00		20120511	845000.00	0.035000	360	360	20120701
206			0.00		20120608	754000.00	0.035000	360	360	20120801
207			0.00		20120703	755300.00	0.036250	360	360	20120901
208			0.00		20120423	612650.00	0.036250	360	360	20120601
209			0.00		20120120	1120000.00	0.037500	360	360	20120301
210			0.00		20111118	838500.00	0.037500	360	360	20120101
211			0.00		20120326	800000.00	0.037500	360	360	20120501
212			0.00		20120530	772100.00	0.037500	360	360	20120701
213			0.00		20120620	731250.00	0.040000	360	360	20120801
214			0.00		20120517	663500.00	0.041250	360	360	20120701
215			0.00		20120608	595000.00	0.041250	360	360	20120801
216			0.00		20120703	750000.00	0.041250	360	360	20120801
217			0.00		20120329	570500.00	0.043750	360	360	20120501
218			0.00		20120523	815000.00	0.043750	360	360	20120701
219			0.00		20120216	1242500.00	0.043750	360	360	20120401
220			0.00		20120921	648000.00	0.043750	360	360	20121101
221			0.00		20120911	531200.00	0.038750	360	360	20121101
222			0.00		20121023	832000.00	0.041250	360	360	20121201
223			0.00		20121016	942375.00	0.040000	360	360	20121201
224			0.00		20121029	740000.00	0.035000	360	360	20121201
225			350000.00		20120822	652000.00	0.042500	360	360	20121001
226			0.00		20120828	910000.00	0.040000	360	360	20121001
227			0.00		20120914	675000.00	0.042500	360	360	20121101
228			0.00		20121001	738400.00	0.042500	360	360	20121201
229			0.00		20121025	721000.00	0.040000	360	360	20121201
230			0.00		20121009	840000.00	0.038750	360	360	20121201
231			0.00		20121101	965250.00	0.037500	360	360	20130101
232			0.00		20121029	1000000.00	0.037500	360	360	20121201
233			0.00		20121026	999990.00	0.041250	360	360	20121201
234			0.00		20121023	559000.00	0.041250	360	360	20121201
235			0.00		20120711	776400.00	0.045000	360	360	20120901
236			0.00		20121025	960000.00	0.041250	360	360	20121201
237			300000.00		20120828	694000.00	0.041250	360	360	20121001
238			0.00		20120927	999999.00	0.041250	360	360	20121201
239			60000.00		20121015	502000.00	0.041250	360	360	20121201
240			0.00		20121008	560000.00	0.040000	360	360	20121201
241			0.00		20121024	744000.00	0.041250	360	360	20121201
242			0.00		20121026	932000.00	0.038570	360	360	20121201
243			0.00		20121025	614000.00	0.038750	360	360	20121201
244			0.00		20121016	780000.00	0.041250	360	360	20121201
245			0.00		20121018	590400.00	0.041250	360	360	20121201
246			0.00		20121011	560000.00	0.043750	360	360	20121201
247			210000.00		20121022	950000.00	0.038750	360	360	20121201
248			0.00		20121025	518400.00	0.041250	360	360	20121201
249			0.00		20121030	671250.00	0.040000	360	360	20121201
250			0.00		20121022	665000.00	0.040000	360	360	20121201
251			0.00		20121023	999999.00	0.040000	360	360	20121201
252			0.00		20121112	497250.00	0.041250	360	360	20130101
253			0.00		20121002	968000.00	0.041250	360	360	20121201
254			0.00		20120928	3000000.00	0.037500	360	360	20121101
255			0.00		20120904	874000.00	0.042500	360	360	20121101
256			0.00		20120928	1200000.00	0.042500	360	360	20121101
257			0.00		20121015	562500.00	0.041250	360	360	20121201
258			0.00		20121012	562500.00	0.042500	360	360	20121201
259			0.00		20121012	562050.00	0.040000	360	360	20121201
260			0.00		20121011	580000.00	0.038750	360	360	20121201
261			0.00		20121031	885000.00	0.042500	360	360	20121201
262			0.00		20121012	800000.00	0.037500	360	360	20121201
263			0.00		20121008	841600.00	0.040000	360	360	20121201
264			0.00		20121015	636000.00	0.043750	360	360	20121201
265			0.00		20120830	956250.00	0.043750	360	360	20121001
266			0.00		20120920	643200.00	0.042500	360	360	20121101
267			0.00		20120910	604700.00	0.042500	360	360	20121101
268			0.00		20121015	612700.00	0.042500	360	360	20121201
269			0.00		20121003	551000.00	0.038750	360	360	20121201
270			0.00		20121030	544500.00	0.042500	360	360	20121201
271			0.00		20121003	898272.00	0.038750	360	360	20121201
272			0.00		20121005	513750.00	0.041250	360	360	20121201
273			0.00		20121107	688000.00	0.041250	360	360	20130101
274			0.00		20121008	735700.00	0.037500	360	360	20121201
275			0.00		20120810	999999.00	0.041250	360	360	20121001
276			5050.00		20121009	840000.00	0.040000	360	360	20121201
277			0.00		20121016	875000.00	0.038750	360	360	20121201
278			0.00		20121105	698000.00	0.040000	360	360	20130101
279			0.00		20120601	656000.00	0.047500	360	360	20120801
280			0.00		20120727	1000000.00	0.045000	360	360	20120901
281			0.00		20121005	850000.00	0.042500	360	360	20121201
282			0.00		20120808	1523000.00	0.041250	360	360	20121001
283			0.00		20120911	736000.00	0.041250	360	360	20121101
284			0.00		20120928	715000.00	0.040000	360	360	20121101
285			0.00		20121025	1147000.00	0.043750	360	360	20121201
286			0.00		20120919	825000.00	0.041250	360	360	20121101
287			0.00		20121106	962000.00	0.041250	360	360	20121201
288			0.00		20120921	703120.00	0.043750	360	360	20121101
289			0.00		20121015	650000.00	0.041250	360	360	20121201
290			215000.00		20121019	706000.00	0.038750	360	360	20121201
291			0.00		20121025	711000.00	0.042500	360	360	20121201
292			0.00		20121030	600000.00	0.042500	360	360	20130101
293			0.00		20121031	705000.00	0.043750	360	360	20130101
294			0.00		20121027	899000.00	0.038750	360	360	20121201
295			0.00		20121101	1155000.00	0.038750	360	360	20130101
296			0.00		20121101	711000.00	0.041250	360	360	20121201
297			0.00		20121016	1000000.00	0.043750	360	360	20121201
298			0.00		20121010	520000.00	0.043750	360	360	20121201
299			0.00		20121026	476000.00	0.038750	360	360	20121201
300			0.00		20121018	705000.00	0.040000	360	360	20121201
301			0.00		20121115	720000.00	0.042500	360	360	20130101
302			0.00		20120926	783200.00	0.043750	360	360	20121101
303			0.00		20121107	900000.00	0.037500	360	360	20130101
304			0.00		20121025	898000.00	0.038750	360	360	20121201
305			0.00		20121105	885000.00	0.038750	360	360	20130101
306			0.00		20121018	859590.00	0.038750	360	360	20121201
307			0.00		20121025	584000.00	0.042500	360	360	20121201
308			0.00		20121026	1425000.00	0.041250	360	360	20121201
309			0.00		20121016	501000.00	0.038750	360	360	20121201
310			0.00		20121022	733000.00	0.041250	360	360	20121201
311			0.00		20121022	861250.00	0.037500	360	360	20121201
312			0.00		20121012	680000.00	0.037500	360	360	20121201
313			0.00		20120803	821000.00	0.038750	360	360	20121001
314			25000.00		20120827	664500.00	0.041250	360	360	20121101
315			0.00		20121105	708000.00	0.043750	360	360	20130101
316			0.00		20120829	749200.00	0.042500	360	360	20121001
317			0.00		20121015	738500.00	0.045000	360	360	20121201
318			0.00		20120925	945000.00	0.038750	360	360	20121101
319			75000.00		20121013	676900.00	0.040000	360	360	20121201
320			0.00		20121015	1239500.00	0.040000	360	360	20121201
321			0.00		20121015	1032500.00	0.041250	360	360	20121201
322			0.00		20121012	760000.00	0.042500	360	360	20121201
323			0.00		20121023	688000.00	0.042500	360	360	20121201
324			0.00		20120928	688000.00	0.037500	360	360	20121201
325			0.00		20120928	975000.00	0.041250	360	360	20121201
326			92000.00		20121026	714695.00	0.037500	360	360	20121201
327			500000.00		20121022	800000.00	0.038750	360	360	20121201
328			0.00		20121026	674000.00	0.041250	360	360	20121201
329			0.00		20121121	707000.00	0.035000	360	360	20130101
330			0.00		20121023	784000.00	0.040000	360	360	20121201
331			0.00		20121029	789000.00	0.038750	360	360	20121201
332			0.00		20121026	680000.00	0.041250	360	360	20121201
333			0.00		20121101	663000.00	0.038750	360	360	20130101
334			0.00		20121017	532000.00	0.037500	360	360	20121201
335			0.00		20121026	843000.00	0.042500	360	360	20121201
336			0.00		20121102	640125.00	0.037500	360	360	20130101
337			0.00		20121029	660000.00	0.036250	360	360	20130101
338			0.00		20121025	825000.00	0.040000	360	360	20121201
339			0.00		20121102	780000.00	0.038750	360	360	20130101
340			0.00		20121031	1122000.00	0.038750	360	360	20130101
341			0.00		20121017	763750.00	0.040000	360	360	20121201
342			0.00		20121022	526000.00	0.041250	360	360	20121201
343			0.00		20121024	576000.00	0.040000	360	360	20121201
344			0.00		20121026	724000.00	0.041250	360	360	20121201
345			0.00		20121008	562000.00	0.033750	360	360	20121201
346			0.00		20120914	1140000.00	0.043750	360	360	20121101
347			0.00		20121011	841000.00	0.038750	360	360	20121201
348			0.00		20120928	999000.00	0.041250	360	360	20121101
349			0.00		20121026	609000.00	0.040000	360	360	20121201
350			0.00		20120914	746000.00	0.043750	360	360	20121101
351			0.00		20121015	804000.00	0.040000	360	360	20121201
352			0.00		20121017	592000.00	0.042500	360	360	20121201
353			0.00		20121004	994000.00	0.043750	360	360	20121201
354			55000.00		20121019	585000.00	0.041250	360	360	20121201
355			0.00		20121024	975000.00	0.037500	360	360	20121201
356			0.00		20121030	650000.00	0.037500	360	360	20121201
357			0.00		20121018	999900.00	0.040000	360	360	20121201
358			0.00		20121101	540000.00	0.036250	360	360	20130101
359			0.00		20121030	576000.00	0.041250	360	360	20121201
360			0.00		20121108	645000.00	0.042500	360	360	20130101
361			0.00		20120829	1000000.00	0.040000	360	360	20121101
362			0.00		20121022	1084000.00	0.038750	360	360	20121201
363			0.00		20121026	780000.00	0.041250	360	360	20121201
364			0.00		20121003	700000.00	0.040000	360	360	20121201
365			0.00		20121001	940000.00	0.038750	360	360	20121201
366			0.00		20121022	1000000.00	0.038750	360	360	20121201
367			0.00		20121011	1020400.00	0.040000	360	360	20121201
368			100000.00		20121026	925500.00	0.036250	360	360	20121201
369			0.00		20121026	650000.00	0.036250	360	360	20121201
370			0.00		20121011	1181250.00	0.038750	360	360	20121201
371			0.00		20121025	693000.00	0.038750	360	360	20121201
372			150000.00		20121008	697000.00	0.040000	360	360	20121201
373			0.00		20121023	534000.00	0.042500	360	360	20121201
374			0.00		20121024	545000.00	0.037500	360	360	20121201
375			0.00		20121008	964000.00	0.038750	360	360	20121201
376			0.00		20121030	709000.00	0.038750	360	360	20121201
377			0.00		20121029	962500.00	0.040000	360	360	20121201
378			0.00		20121023	559992.00	0.043750	360	360	20121201
379			0.00		20121018	1000000.00	0.038750	360	360	20121201
380			0.00		20121011	924000.00	0.040000	360	360	20121201
381			0.00		20121029	675000.00	0.036250	360	360	20121201
382			0.00		20120823	623500.00	0.043750	360	360	20121001
383			0.00		20121029	1467000.00	0.036250	360	360	20130101
384			0.00		20121107	697600.00	0.042500	360	360	20130101
385			0.00		20121026	968000.00	0.038750	360	360	20121201
386			0.00		20121025	689000.00	0.037500	360	360	20121201
387			0.00		20120904	1000000.00	0.040000	360	360	20121101
388			0.00		20121101	680800.00	0.041250	360	360	20130101
389			0.00		20121018	912000.00	0.043750	360	360	20121201
390			0.00		20121029	865000.00	0.037500	360	360	20121201
391			0.00		20121017	700000.00	0.037500	360	360	20121201
392			0.00		20121106	836000.00	0.040000	360	360	20130101
393			0.00		20121026	735000.00	0.038750	360	360	20121201
394			0.00		20121029	1090000.00	0.036250	360	360	20130101
395			0.00		20120927	787500.00	0.041250	360	360	20121101
396			0.00		20121024	740000.00	0.040000	360	360	20121201
397			0.00		20121016	856000.00	0.040000	360	360	20121201
398			0.00		20121029	665800.00	0.040000	360	360	20121201
399			0.00		20121019	700000.00	0.043750	360	360	20121201
400			0.00		20121005	624000.00	0.043750	360	360	20121201
401			0.00		20121026	573500.00	0.043750	360	360	20121201
402			25000.00		20121012	853000.00	0.038750	360	360	20121201
403			0.00		20121023	700000.00	0.037500	360	360	20121201
404			0.00		20121105	620000.00	0.038750	360	360	20130101
405			0.00		20121017	645000.00	0.042500	360	360	20121201
406			0.00		20121024	501000.00	0.041250	360	360	20121201
407			0.00		20120920	583000.00	0.040000	360	360	20121101
408			0.00		20120906	608000.00	0.045000	360	360	20121101
409			0.00		20120821	963000.00	0.043750	360	360	20121001
410			200000.00		20120926	707000.00	0.043750	360	360	20121201
411			0.00		20121001	870000.00	0.042500	360	360	20121201
412			0.00		20120914	688000.00	0.043750	360	360	20121101
413			0.00		20120917	694000.00	0.043750	360	360	20121101
414			0.00		20120928	870000.00	0.038750	360	360	20121101
415			0.00		20120904	570000.00	0.040000	360	360	20121101
416			0.00		20120904	931000.00	0.042500	360	360	20121101
417			0.00		20120926	978000.00	0.040000	360	360	20121101
418			0.00		20120918	954750.00	0.042500	360	360	20121101
419			199999.00		20121018	521000.00	0.040000	360	360	20121201
420			0.00		20121024	625000.00	0.042500	360	360	20121201
421			0.00		20121022	999750.00	0.042500	360	360	20121201
422			0.00		20121018	644000.00	0.041250	360	360	20121201
423			0.00		20121019	925000.00	0.040000	360	360	20121201
424			0.00		20121119	701500.00	0.038750	360	360	20130101
425			0.00		20120814	655000.00	0.041250	360	360	20121001
426			0.00		20121023	1000000.00	0.041250	360	360	20121201
427			0.00		20121011	592000.00	0.041250	360	360	20121201
428			0.00		20121030	725000.00	0.038750	360	360	20121201
429			0.00		20121025	1299375.00	0.040000	360	360	20121201
430			0.00		20121031	1050000.00	0.040000	360	360	20121201
431			0.00		20120830	1150000.00	0.041250	360	360	20121001
432			0.00		20121022	1100000.00	0.043750	360	360	20121201
433			0.00		20120920	1920000.00	0.039000	360	360	20121101
434			0.00		20120717	787500.00	0.035000	240	240	20120901
435			0.00		20120821	936000.00	0.039500	360	360	20121001
436			0.00		20121010	985000.00	0.038500	360	360	20121201
437			0.00		20121015	785000.00	0.042500	360	360	20121201
438			0.00		20120927	1072000.00	0.036500	360	360	20121201
439			0.00		20121025	1128000.00	0.036500	360	360	20121201
440			0.00		20121012	585000.00	0.043000	360	360	20121201
441			0.00		20121105	636750.00	0.037500	360	360	20130101
442			0.00		20121025	1300000.00	0.035000	360	360	20121201
443			0.00		20121102	766400.00	0.036500	360	360	20130101
444			200000.00		20121102	1360000.00	0.036500	360	360	20130101
445			0.00		20121130	1710000.00	0.036500	360	360	20130201
446			0.00		20121108	1500000.00	0.037500	360	360	20130101
447			0.00		20121115	625000.00	0.040000	360	360	20130101
448			0.00		20121102	1400000.00	0.035500	360	360	20130101
449			0.00		20121129	1100000.00	0.032000	360	360	20130201
450			0.00		20120802	897000.00	0.042500	360	360	20121001
451			0.00		20120726	706000.00	0.042500	360	360	20120901
452			0.00		20120727	656000.00	0.042500	360	360	20120901
453			0.00		20120802	716000.00	0.042500	360	360	20120901
454			0.00		20120726	670000.00	0.042500	360	360	20120901
455			0.00		20120829	1000000.00	0.041250	360	360	20121001
456			0.00		20120816	739600.00	0.038750	360	360	20121001
457			0.00		20120810	715000.00	0.038750	360	360	20121001
458			0.00		20120826	1492000.00	0.042500	360	360	20121001
459			115295.00		20120910	807069.00	0.041250	360	360	20121101
460			0.00		20120810	1315000.00	0.042500	360	360	20121001
461			0.00		20120814	681800.00	0.042500	360	360	20121001
462			0.00		20120822	645000.00	0.038750	360	360	20121001
463			0.00		20120823	870000.00	0.042500	360	360	20121001
464			0.00		20120824	644000.00	0.041250	360	360	20121001
465			0.00		20120824	813000.00	0.042500	360	360	20121001
466			0.00		20120827	882536.00	0.041250	360	360	20121001
467			0.00		20120827	726000.00	0.042500	360	360	20121001
468			0.00		20120829	677600.00	0.042500	360	360	20121001
469			0.00		20120829	1215000.00	0.042500	360	360	20121001
470			0.00		20120831	771000.00	0.042500	360	360	20121001
471			0.00		20120815	493500.00	0.040000	360	360	20121001
472			0.00		20120817	580000.00	0.041250	360	360	20121001
473			0.00		20120824	616000.00	0.040000	360	360	20121001
474			0.00		20120830	588000.00	0.041250	360	360	20121001
475			0.00		20120830	848000.00	0.041250	360	360	20121001
476			0.00		20120831	700000.00	0.038750	360	360	20121001
477			0.00		20120914	550000.00	0.038750	360	360	20121101
478			0.00		20120917	452000.00	0.038750	360	360	20121101
479			0.00		20120911	1456700.00	0.040000	360	360	20121101
480			0.00		20120815	670000.00	0.038750	360	360	20121001
481			0.00		20120830	628000.00	0.038750	360	360	20121001
482			0.00		20120829	569000.00	0.038750	360	360	20121001
483			0.00		20091019	890000.00	0.055000	360	360	20091201
484			0.00		20091218	800000.00	0.055000	360	360	20100201
485			0.00		20101221	670000.00	0.048750	360	360	20110201
486			0.00		20110404	500000.00	0.048750	360	360	20110601
487			0.00		20110520	490000.00	0.048750	360	360	20110701
488			0.00		20110610	900000.00	0.048750	360	360	20110801
489			0.00		20110805	650000.00	0.046250	360	360	20111001
490			0.00		20110815	830000.00	0.046250	360	360	20111001
491			0.00		20111215	1100000.00	0.046250	360	360	20120201
492			0.00		20120103	790000.00	0.042500	360	360	20120301
493			0.00		20120113	645000.00	0.042500	360	360	20120301
494			0.00		20120223	831000.00	0.039900	360	360	20120401
495			200000.00		20120223	980000.00	0.039900	360	360	20120401
496			0.00		20120308	926000.00	0.041250	360	360	20120501
497			0.00		20120312	750000.00	0.041250	360	360	20120501
498			0.00		20120321	700000.00	0.039900	360	360	20120501
499			0.00		20120323	1323000.00	0.042500	360	360	20120501
500			0.00		20120326	706000.00	0.039900	360	360	20120501
501			0.00		20120330	706000.00	0.041250	360	360	20120601
502			0.00		20120405	747000.00	0.039900	360	360	20120601
503			0.00		20120509	495000.00	0.039900	360	360	20120701
504			0.00		20120511	558000.00	0.039900	360	360	20120701
505			50000.00		20120523	519000.00	0.039900	360	360	20120701
506			0.00		20120524	616000.00	0.039900	360	360	20120701
507			0.00		20120613	565000.00	0.039900	360	360	20120801
508			0.00		20120613	1000000.00	0.039900	360	360	20120801
509			350000.00		20120619	675000.00	0.039900	360	360	20120801
510			450000.00		20120621	675000.00	0.039900	360	360	20120801
511			200000.00		20120716	735000.00	0.039900	360	360	20120901

	31	32	33	34	35	36	37	38	39	40
	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type
1	1	120	0		1000000.00	0.042000	3500.00	20130101	0	35
2	1	120	0		1000000.00	0.041500	3458.33	20130101	0	35
3	1	0	0		493213.96	0.046250	2583.55	20130101	0	39
4	1	0	0		708939.19	0.035000	5111.41	20130101	0
5	1	0	0		685162.93	0.035000	4961.28	20130101	0
6	1	0	0		760195.16	0.035000	5504.60	20130101	0
7	1	0	0		492772.21	0.037500	3628.84	20130101	0
8	1	0	0		789528.78	0.032500	5621.35	20130101	0
9	1	0	0		527761.78	0.036250	3853.94	20130101	0
10	1	0	0		641640.11	0.033750	4606.94	20130101	0
11	1	0	0		663923.32	0.036250	4848.25	20130101	0
12	1	0	0		473036.83	0.033750	3396.38	20130101	0
13	1	0	0		495761.67	0.035000	3574.41	20130101	0
14	1	0	0		1665398.05	0.043750	8452.90	20130101	0	39
15	1	0	0		678268.03	0.035000	4932.69	20130101	0
16	1	0	0		555394.72	0.038750	4107.26	20130101	0
17	1	0	0		810082.88	0.038750	5990.73	20130101	0
18	1	0	0		720442.05	0.035000	5218.64	20130101	0
19	1	0	0		839067.83	0.033750	6024.46	20130101	0
20	1	0	0		918038.89	0.033750	6591.47	20130101	0
21	1	0	0		703463.83	0.046250	3664.79	20130101	0	39
22	1	0	0		894185.06	0.033750	3978.87	20130101	0	39
23	1	120	0		855000.00	0.031000	2208.75	20130101	0	35
24	1	0	0		593066.31	0.032500	6053.69	20130101	0
25	1	0	0		499343.66	0.032500	5097.02	20130101	0
26	1	0	0		958126.37	0.036250	9947.25	20130101	0
27	1	0	0		559788.84	0.032500	5804.51	20130101	0
28	1	120	0		876000.00	0.043750	3193.75	20130101	0	39
29	1	120	0		523500.00	0.038750	1690.47	20130101	0	39
30	1	120	0		700000.00	0.041250	2406.25	20130101	0	39
31	1	120	0		1015000.00	0.038750	3277.60	20130101	0	39
32	1	120	0		699997.98	0.040000	2333.33	20130101	0	39
33	1	120	0		757250.00	0.042500	2681.93	20130101	0	39
34	1	0	0		629464.53	0.040000	3031.59	20130101	0	39
35	1	0	0		595352.96	0.036250	2736.31	20130101	0	39
36	1	0	0		734446.97	0.035000	3329.67	20130101	0	39
37	1	0	0		782303.80	0.036250	3630.17	20130101	0	39
38	1	0	0		700836.87	0.040000	3375.33	20130101	0	39
39	1	0	0		731755.28	0.037500	3427.06	20130101	0	39
40	1	0	0		137488.26	0.036250	633.91	20130101	0	39
41	1	0	0		571320.61	0.036250	2633.70	20130101	0	39
42	1	0	0		747547.11	0.038750	3536.18	20130101	0	39
43	1	0	0		950642.71	0.042500	4722.62	20130101	0	39
44	1	0	0		549380.02	0.036250	2521.05	20130101	0	39
45	1	0	0		876373.71	0.042500	4353.67	20130101	0	39
46	1	0	0		554899.60	0.037500	2593.45	20130101	0	39
47	1	0	0		599905.56	0.033750	2674.68	20130101	0	39
48	1	0	0		992085.06	0.035000	4490.45	20130101	0	39
49	1	0	0		798470.03	0.037500	3751.24	20130101	0	39
50	1	0	0		890846.16	0.038750	4220.38	20130101	0	39
51	1	0	0		948755.42	0.037500	4427.39	20130101	0	39
52	1	0	0		920654.97	0.035000	4167.13	20130101	0	39
53	1	0	0		834892.63	0.033750	3721.12	20130101	0	39
54	1	0	0		991957.67	0.035000	4490.45	20130101	0	39
55	1	0	0		793026.19	0.040000	3819.32	20130101	0	39
56	1	0	0		991089.13	0.038750	4702.37	20130101	0	39
57	1	0	0		589926.43	0.041250	2883.67	20130101	0	39
58	1	0	0		1386653.97	0.043750	6989.99	20130101	0	39
59	1	0	0		934037.96	0.032500	4112.70	20130101	0	39
60	1	0	0		514465.93	0.037500	2408.20	20130101	0	39
61	1	0	0		989582.16	0.038750	4702.35	20130101	0	39
62	1	0	0		669772.07	0.036250	3078.35	20130101	0	39
63	1	0	0		804259.27	0.043750	4054.20	20130101	0	39
64	1	0	0		980512.95	0.037500	4575.58	20130101	0	39
65	1	0	0		847279.83	0.040000	4086.67	20130101	0	39
66	1	0	0		891622.69	0.036250	4104.46	20130101	0	39
67	1	0	0		1039303.50	0.040000	5012.86	20130101	0	39
68	1	0	0		871230.54	0.041250	4264.92	20130101	0	39
69	1	0	0		612612.52	0.035000	2772.85	20130101	0	39
70	1	0	0		932744.03	0.036250	4300.56	20130101	0	39
71	1	0	0		880109.12	0.035000	3996.50	20130101	0	39
72	1	0	0		556560.73	0.045000	4490.51	20130101	0
73	1	0	0		486881.95	0.040000	3861.17	20130101	0
74	1	0	0		446804.38	0.041250	3520.97	20130101	0
75	1	0	0		545104.57	0.038750	4153.47	20130101	0
76	1	0	0		1192272.79	0.046250	9908.60	20130101	0
77	1	0	0		650214.09	0.047500	5444.82	20130101	0
78	1	0	0		640100.87	0.038750	4814.30	20130101	0
79	1	0	0		914233.30	0.038750	7059.36	20130101	0
80	1	0	0		34446.34	0.038750	567.68	20130101	0
81	1	0	0		668529.23	0.041250	5177.02	20130101	0
82	1	0	0		556652.89	0.041250	4460.89	20130101	0
83	1	0	0		601472.50	0.040000	4723.65	20130101	0
84	1	0	0		805522.69	0.036250	6056.71	20130101	0
85	1	0	0		619218.74	0.046250	5054.97	20130101	0
86	1	0	0		723290.21	0.040000	5769.57	20130101	0
87	1	0	0		477500.98	0.048750	4117.56	20130101	0
88	1	0	0		543901.51	0.045000	4589.96	20130101	0
89	1	0	0		1084464.88	0.042500	8575.97	20130101	0
90	1	0	0		548973.62	0.045000	4589.96	20130101	0
91	1	0	0		944119.68	0.048750	8627.27	20130101	0
92	1	0	0		793819.10	0.037500	5999.59	20130101	0
93	1	0	0		1268725.88	0.040000	9919.22	20130101	0
94	1	0	0		845164.06	0.045000	7099.14	20130101	0
95	1	0	0		598133.14	0.036250	4484.85	20130101	0
96	1	0	0		596281.87	0.041250	4617.54	20130101	0
97	1	0	0		558239.99	0.037500	4164.08	20130101	0
98	1	0	0		529414.64	0.038750	4033.92	20130101	0
99	1	0	0		679354.55	0.038750	5134.08	20130101	0
100	1	0	0		531054.44	0.045000	4360.46	20130101	0
101	1	0	0		638978.14	0.042500	5053.05	20130101	0
102	1	0	0		1112470.79	0.040000	8400.64	20130101	0
103	1	0	0		521009.33	0.038750	3901.90	20130101	0
104	1	0	0		764362.12	0.043750	6402.76	20130101	0
105	1	0	0		508171.79	0.041250	3885.37	20130101	0
106	1	0	0		744219.62	0.043750	5856.55	20130101	0
107	1	0	0		675189.84	0.042500	5613.88	20130101	0
108	1	0	0		521701.77	0.047500	4433.64	20130101	0
109	1	0	0		751869.81	0.042500	6251.43	20130101	0
110	1	0	0		433932.99	0.043750	3520.00	20130101	0
111	1	0	0		607649.04	0.043750	5044.83	20130101	0
112	1	0	0		565597.97	0.038750	4253.95	20130101	0
113	1	0	0		1306034.29	0.041250	10070.56	20130101	0
114	1	0	0		766999.68	0.040000	5917.50	20130101	0
115	1	0	0		212016.27	0.046250	4093.03	20130101	0
116	1	0	0		811532.92	0.043750	6962.62	20130101	0
117	1	0	0		565573.80	0.043750	4737.58	20130101	0
118	1	0	0		437345.36	0.041250	3610.48	20130101	0
119	1	0	0		841045.07	0.040000	6546.24	20130101	0
120	1	0	0		929210.23	0.043750	7586.20	20130101	0
121	1	0	0		523125.55	0.040000	3983.96	20130101	0
122	1	0	0		748813.52	0.042500	5895.98	20130101	0
123	1	0	0		639548.45	0.037500	4770.58	20130101	0
124	1	0	0		789370.10	0.041250	6452.62	20130101	0
125	1	0	0		59006.51	0.043750	512.07	20130101	0
126	1	0	0		555290.07	0.048750	4705.78	20130101	0
127	1	0	0		1623802.12	0.043750	12591.39	20130101	0
128	1	0	0		591829.94	0.042500	4724.31	20130101	0
129	1	0	0		880682.03	0.038750	6652.30	20130101	0
130	1	0	0		138749.61	0.041250	1145.06	20130101	0
131	1	0	0		345888.98	0.041250	3013.71	20130101	0
132	1	0	0		601642.21	0.041250	4699.60	20130101	0
133	1	0	0		551174.46	0.045000	4701.65	20130101	0
134	1	0	0		777870.71	0.048750	6650.84	20130101	0
135	1	0	0		637215.75	0.041250	5259.07	20130101	0
136	1	0	0		461420.09	0.041250	3573.18	20130101	0
137	1	0	0		629496.46	0.045000	5087.21	20130101	0
138	1	0	0		1224403.09	0.047500	10298.49	20130101	0
139	1	0	0		585395.14	0.041250	4475.81	20130101	0
140	1	0	0		528915.32	0.040000	4098.61	20130101	0
141	1	0	0		1136772.06	0.047500	9956.25	20130101	0
142	1	0	0		548885.13	0.046250	4682.77	20130101	0
143	1	0	0		1610460.34	0.048750	13529.13	20130101	0
144	1	0	0		643271.32	0.043750	5158.62	20130101	0
145	1	0	0		483482.93	0.043750	3881.10	20130101	0
146	1	0	0		488145.18	0.045000	3993.26	20130101	0
147	1	0	0		589917.04	0.042500	4588.90	20130101	0
148	1	0	0		904616.70	0.050000	7757.69	20130101	0
149	1	0	0		175737.28	0.042500	2143.99	20130101	0
150	1	0	0		721068.93	0.040000	5547.66	20130101	0
151	1	0	0		927505.60	0.045000	7649.93	20130101	0
152	1	0	0		498123.90	0.040000	3894.46	20130101	0
153	1	0	0		858100.98	0.042500	6815.64	20130101	0
154	1	0	0		683194.98	0.036250	5191.46	20130101	0
155	1	0	0		539864.78	0.042500	4287.99	20130101	0
156	1	0	0		605557.17	0.031250	4336.39	20130101	0
157	1	0	0		681598.28	0.031250	4832.73	20130101	0
158	1	0	0		476159.23	0.036250	3497.03	20130101	0
159	1	0	0		501837.43	0.032500	3653.88	20130101	0
160	1	0	0		545657.02	0.036250	4001.75	20130101	0
161	1	0	0		755429.12	0.030000	3212.62	20130101	0	39
162	1	0	0		536585.74	0.035000	2424.84	20130101	0	39
163	1	0	0		839657.28	0.035000	3794.43	20130101	0	39
164	1	0	0		575351.14	0.032500	5786.43	20130101	0
165	1	0	0		772600.57	0.033750	5571.56	20130101	0
166	1	0	0		496985.86	0.033750	3593.41	20130101	0
167	1	0	0		550224.74	0.036250	2524.93	20130101	0	39
168	1	0	0		663047.64	0.038750	3141.18	20130101	0	39
169	1	0	0		695669.32	0.036250	3192.36	20130101	0	39
170	1	0	0		1104873.76	0.033750	5039.90	20130101	0	39
171	1	0	0		516080.18	0.035000	5523.25	20130101	0	39
172	1	0	0		678088.66	0.038750	3216.42	20130101	0	39
173	1	0	0		733036.72	0.036250	3363.83	20130101	0	39
174	1	120	0		999499.39	0.037500	3123.44	20130101	0	39
175	1	120	0		534000.00	0.041250	1835.63	20130101	0	39
176	1	120	0		1483544.14	0.036250	4481.49	20130101	0	39
177	1	120	0		655261.21	0.035000	1911.17	20130101	0	39
178	1	0	0		891604.12	0.033750	3967.81	20130101	0	39
179	1	0	0		615253.23	0.037500	2866.69	20130101	0	39
180	1	0	0		576411.72	0.036250	2645.10	20130101	0	39
181	1	0	0		893676.64	0.038750	4227.43	20130101	0	39
182	1	0	0		2783781.94	0.040000	13367.63	20130101	0	39
183	1	0	0		649395.30	0.037500	3025.77	20130101	0	39
184	1	0	0		767157.71	0.028750	7582.80	20130101	0
185	1	0	0		859824.26	0.032500	6148.35	20130101	0
186	1	0	0		579820.32	0.035000	4232.10	20130101	0
187	1	0	0		575650.37	0.036250	4203.64	20130101	0
188	1	0	0		526076.25	0.032500	3745.22	20130101	0
189	1	0	0		643794.38	0.035000	4718.22	20130101	0
190	1	0	0		529926.35	0.036250	3886.39	20130101	0
191	1	0	0		536132.29	0.033750	3866.29	20130101	0
192	1	120	0		2325000.00	0.029500	5715.63	20130101	0	35
193	1	120	0		997000.00	0.040500	3364.88	20130101	0	35
194	1	120	0		1100000.00	0.042500	3895.83	20130101	0	39
195	1	120	0		1900000.00	0.043000	6808.33	20130101	0	35
196	1	120	0		1360000.00	0.043500	4930.00	20130101	0	35
197	1	0	0		510692.17	0.043750	2596.28	20130101	0	39
198	1	0	0		531238.04	0.045000	2736.10	20130101	0	39
199	1	0	0		1372651.61	0.046250	7287.93	20130101	0	39
200	1	120	0		488502.88	0.046250	1882.77	20130101	0	39
201	1	0	0		780861.56	0.028750	3256.91	20130101	0	39
202	1	0	0		1010086.69	0.033750	4509.38	20130101	0	39
203	1	0	0		318320.87	0.033750	2873.63	20130101	0	39
204	1	0	0		666414.33	0.035000	3031.05	20130101	0	39
205	1	0	0		835609.23	0.035000	3794.43	20130101	0	39
206	1	0	0		746828.10	0.035000	3385.80	20130101	0	39
207	1	0	0		749450.16	0.036250	3444.56	20130101	0	39
208	1	0	0		605986.85	0.036250	2794.00	20130101	0	39
209	1	0	0		1101151.43	0.037500	5186.89	20130101	0	39
210	1	0	0		821770.84	0.037500	3883.22	20130101	0	39
211	1	0	0		789019.18	0.037500	3704.92	20130101	0	39
212	1	0	0		763882.86	0.037500	3575.72	20130101	0	39
213	1	120	0		731250.00	0.040000	2437.50	20130101	0	39
214	1	0	0		644488.33	0.041250	3215.65	20130101	0	39
215	1	0	0		589573.85	0.041250	2883.67	20130101	0	39
216	1	0	0		743604.80	0.041250	3634.87	20130101	0	39
217	1	0	0		563481.96	0.043750	2848.42	20130101	0	39
218	1	0	0		807209.20	0.043750	4069.17	20130101	0	39
219	1	0	0		1225486.01	0.043750	6203.62	20130101	0	39
220	1	0	0		645371.84	0.043750	3235.37	20130101	0
221	1	0	0		528844.74	0.038750	2497.90	20130101	0
222	1	0	0		829651.40	0.041250	4032.29	20130101	0
223	1	0	0		939654.89	0.040000	4499.04	20130101	0
224	1	0	0		737667.41	0.035000	3322.93	20130101	0
225	1	0	0		648387.74	0.042500	3207.45	20130101	0
226	1	0	0		904729.13	0.040000	4344.48	20130101	0
227	1	0	0		672200.21	0.042500	3320.59	20130101	0
228	1	0	0		736361.77	0.042500	3632.48	20130101	0
229	1	0	0		718918.88	0.040000	3442.16	20130101	0
230	1	0	0		837521.02	0.038750	3949.99	20130101	0
231	1	0	0		963796.19	0.037500	4470.22	20130101	0
232	1	0	0		996982.97	0.037500	4631.16	20130101	0
233	1	0	0		997167.19	0.041250	4846.45	20130101	0
234	1	0	0		557422.04	0.041250	2709.19	20130101	0
235	1	0	0		771249.52	0.045000	3933.90	20130101	0
236	1	0	0		957290.08	0.041250	4652.64	20130101	0
237	1	0	0		690068.43	0.041250	3363.47	20130101	0
238	1	0	0		997176.16	0.041250	4846.49	20130101	0
239	1	0	0		500582.93	0.041250	2432.94	20130101	0
240	1	0	0		558383.60	0.040000	2673.53	20130101	0
241	1	0	0		741899.81	0.041250	3605.79	20130101	0
242	1	0	0		929240.75	0.038570	4373.02	20130101	0
243	1	0	0		612186.98	0.038750	2887.26	20130101	0
244	1	0	0		777798.19	0.041250	3780.27	20130101	0
245	1	0	0		588733.39	0.041250	2861.37	20130101	0
246	1	0	0		558488.60	0.043750	2796.00	20130101	0
247	1	0	0		947196.39	0.038750	4467.25	20130101	0
248	1	0	0		516936.64	0.041250	2512.42	20130101	0
249	1	0	0		669312.47	0.040000	3204.65	20130101	0
250	1	0	0		663080.51	0.040000	3174.81	20130101	0
251	1	0	0		997112.57	0.040000	4774.15	20130101	0
252	1	0	0		496549.37	0.041250	2409.92	20130101	0
253	1	0	0		965267.49	0.041250	4691.41	20130101	0
254	1	0	0		2986402.21	0.037500	13893.47	20130101	0
255	1	0	0		870374.79	0.042500	4299.55	20130101	0
256	1	0	0		1195022.59	0.042500	5903.28	20130101	0
257	1	0	0		560912.16	0.041250	2726.15	20130101	0
258	1	0	0		560947.31	0.042500	2767.16	20130101	0
259	1	0	0		560427.68	0.040000	2683.31	20130101	0
260	1	0	0		578288.33	0.038750	2727.38	20130101	0
261	1	0	0		882557.10	0.042500	4353.67	20130101	0
262	1	0	0		797586.39	0.037500	3704.92	20130101	0
263	1	0	0		839170.77	0.040000	4017.93	20130101	0
264	1	0	0		634283.48	0.043750	3175.45	20130101	0
265	1	0	0		951069.41	0.043750	4774.42	20130101	0
266	1	0	0		640532.09	0.042500	3164.16	20130101	0
267	1	0	0		602191.80	0.042500	2974.76	20130101	0
268	1	0	0		611008.73	0.042500	3014.12	20130101	0
269	1	0	0		549373.91	0.038750	2591.01	20130101	0
270	1	0	0		542996.99	0.042500	2678.61	20130101	0
271	1	0	0		895621.06	0.038750	4224.01	20130101	0
272	1	0	0		512299.78	0.041250	2489.89	20130101	0
273	1	0	0		687030.61	0.041250	3334.39	20130101	0
274	1	0	0		733404.31	0.037500	3407.14	20130101	0
275	1	0	0		994333.90	0.041250	4846.49	20130101	0
276	1	0	0		837575.41	0.040000	4010.29	20130101	0
277	1	0	0		872417.74	0.038750	4114.57	20130101	0
278	1	0	0		696994.31	0.040000	3332.36	20130101	0
279	1	0	0		650216.91	0.047500	3422.01	20130101	0
280	1	0	0		993355.99	0.045000	5066.85	20130101	0
281	1	0	0		847653.71	0.042500	4181.49	20130101	0
282	1	0	0		1514372.03	0.041250	7381.22	20130101	0
283	1	0	0		732878.24	0.041250	3567.02	20130101	0
284	1	0	0		711622.27	0.040000	3413.52	20130101	0
285	1	0	0		1143904.31	0.043750	5726.80	20130101	0
286	1	0	0		821500.73	0.041250	3998.36	20130101	0
287	1	0	0		959284.44	0.041250	4662.33	20130101	0
288	1	0	0		700268.30	0.043750	3510.57	20130101	0
289	1	0	0		648165.17	0.041250	3150.22	20130101	0
290	1	0	0		703916.48	0.038750	3319.87	20130101	0
291	1	0	0		709037.41	0.042500	3497.69	20130101	0
292	1	0	0		599173.36	0.042500	2951.64	20130101	0
293	1	0	0		704050.35	0.043750	3519.96	20130101	0
294	1	0	0		896346.90	0.038750	4227.43	20130101	0
295	1	0	0		1153298.45	0.038750	5431.24	20130101	0
296	1	0	0		708992.96	0.041250	3445.86	20130101	0
297	1	0	0		997301.05	0.043750	4992.85	20130101	0
298	1	0	0		518596.55	0.043750	2596.28	20130101	0
299	1	0	0		474595.24	0.038750	2238.33	20130101	0
300	1	0	0		702965.06	0.040000	3365.78	20130101	0
301	1	0	0		719008.03	0.042500	3541.97	20130101	0
302	1	0	0		780023.50	0.043750	3910.40	20130101	0
303	1	0	0		898644.46	0.037500	4168.04	20130101	0
304	1	0	0		895349.85	0.038750	4222.73	20130101	0
305	1	0	0		883696.21	0.038750	4161.60	20130101	0
306	1	0	0		857053.21	0.038750	4042.11	20130101	0
307	1	0	0		582387.95	0.042500	2872.93	20130101	0
308	1	0	0		1420977.47	0.041250	6906.26	20130101	0
309	1	0	0		499521.47	0.038750	2355.89	20130101	0
310	1	0	0		730930.86	0.041250	3552.48	20130101	0
311	1	0	0		858651.60	0.037500	3988.58	20130101	0
312	1	0	0		677948.43	0.037500	3149.19	20130101	0
313	1	0	0		816138.51	0.038750	3860.65	20130101	0
314	1	0	0		661681.52	0.041250	3220.50	20130101	0
315	1	0	0		707046.31	0.043750	3534.94	20130101	0
316	1	0	0		745049.22	0.042500	3685.61	20130101	0
317	1	0	0		736551.37	0.045000	3741.87	20130101	0
318	1	0	0		940809.96	0.038750	4443.74	20130101	0
319	1	0	0		674946.16	0.040000	3231.62	20130101	0
320	1	0	0		1235922.25	0.040000	5917.56	20130101	0
321	1	0	0		1029585.43	0.041250	5004.01	20130101	0
322	1	0	0		757902.14	0.042500	3738.74	20130101	0
323	1	0	0		686100.89	0.042500	3384.55	20130101	0
324	1	0	0		685924.30	0.037500	3186.24	20130101	0
325	1	0	0		972247.74	0.041250	4725.33	20130101	0
326	1	0	0		712538.74	0.037500	3309.86	20130101	0
327	1	0	0		797639.07	0.038750	3761.90	20130101	0
328	1	0	0		672097.42	0.041250	3266.54	20130101	0
329	1	0	0		705887.33	0.035000	3174.75	20130101	0
330	1	0	0		781737.03	0.040000	3742.94	20130101	0
331	1	0	0		786671.52	0.038750	3710.17	20130101	0
332	1	0	0		678080.47	0.041250	3295.62	20130101	0
333	1	0	0		662023.27	0.038750	3117.67	20130101	0
334	1	0	0		530394.95	0.037500	2463.77	20130101	0
335	1	0	0		840673.01	0.042500	4147.05	20130101	0
336	1	0	0		639160.88	0.037500	2964.52	20130101	0
337	1	0	0		658983.81	0.036250	3009.94	20130101	0
338	1	0	0		822618.68	0.040000	3938.68	20130101	0
339	1	0	0		778850.91	0.038750	3667.85	20130101	0
340	1	0	0		1120347.07	0.038750	5276.06	20130101	0
341	1	0	0		761545.50	0.040000	3646.26	20130101	0
342	1	0	0		524515.20	0.041250	2549.26	20130101	0
343	1	0	0		574337.41	0.040000	2749.91	20130101	0
344	1	0	0		721956.26	0.041250	3508.86	20130101	0
345	1	0	0		560189.55	0.033750	2484.58	20130101	0
346	1	0	0		1135376.38	0.043750	5691.85	20130101	0
347	1	0	0		838518.08	0.038750	3954.69	20130101	0
348	1	0	0		994762.70	0.041250	4841.65	20130101	0
349	1	0	0		607242.16	0.040000	2907.46	20130101	0
350	1	0	0		742974.36	0.043750	3724.67	20130101	0
351	1	0	0		801679.30	0.040000	3838.42	20130101	0
352	1	0	0		590365.89	0.042500	2912.28	20130101	0
353	1	0	0		991317.25	0.043750	4962.90	20130101	0
354	1	0	0		583348.64	0.041250	2835.20	20130101	0
355	1	0	0		972058.42	0.037500	4515.38	20130101	0
356	1	0	0		648038.94	0.037500	3010.25	20130101	0
357	1	0	0		997013.85	0.040000	4773.68	20130101	0
358	1	0	0		539168.58	0.036250	2462.68	20130101	0
359	1	0	0		574374.05	0.041250	2791.58	20130101	0
360	1	0	0		644111.38	0.042500	3173.01	20130101	0
361	1	0	0		995663.12	0.040000	4774.15	20130101	0
362	1	0	0		1080800.95	0.038750	5097.37	20130101	0
363	1	0	0		777798.19	0.041250	3780.27	20130101	0
364	1	0	0		697979.50	0.040000	3341.91	20130101	0
365	1	0	0		937225.91	0.038750	4420.23	20130101	0
366	1	0	0		997048.84	0.038750	4702.37	20130101	0
367	1	0	0		1017454.68	0.040000	4871.55	20130101	0
368	1	0	0		922645.76	0.036250	4220.75	20130101	0
369	1	0	0		647995.40	0.036250	2964.33	20130101	0
370	1	0	0		1177763.94	0.038750	5554.68	20130101	0
371	1	0	0		690954.85	0.038750	3258.74	20130101	0
372	1	0	0		694988.16	0.040000	3327.58	20130101	0
373	1	0	0		532525.97	0.042500	2626.96	20130101	0
374	1	0	0		543355.74	0.037500	2523.98	20130101	0
375	1	0	0		961155.08	0.038750	4533.09	20130101	0
376	1	0	0		706907.63	0.038750	3333.98	20130101	0
377	1	0	0		959721.80	0.040000	4595.12	20130101	0
378	1	0	0		558480.62	0.043750	2795.96	20130101	0
379	1	0	0		997048.84	0.038750	4702.37	20130101	0
380	1	0	0		921332.93	0.040000	4411.32	20130101	0
381	1	0	0		672918.29	0.036250	3078.35	20130101	0
382	1	0	0		620122.14	0.043750	3113.04	20130101	0
383	1	0	0		1464741.29	0.036250	6690.27	20130101	0
384	1	0	0		696638.90	0.042500	3431.77	20130101	0
385	1	0	0		965143.27	0.038750	4551.89	20130101	0
386	1	0	0		685877.04	0.037500	3190.87	20130101	0
387	1	0	0		995663.12	0.040000	4774.15	20130101	0
388	1	0	0		679840.75	0.041250	3299.50	20130101	0
389	1	0	0		909538.56	0.043750	4553.48	20130101	0
390	1	0	0		862390.29	0.037500	4005.95	20130101	0
391	1	0	0		697888.09	0.037500	3241.81	20130101	0
392	1	0	0		834795.48	0.040000	3991.19	20130101	0
393	1	0	0		732830.90	0.038750	3456.24	20130101	0
394	1	0	0		1088321.75	0.036250	4970.96	20130101	0
395	1	0	0		784159.80	0.041250	3816.62	20130101	0
396	1	0	0		737864.03	0.040000	3532.87	20130101	0
397	1	0	0		853529.21	0.040000	4086.67	20130101	0
398	1	0	0		663878.21	0.040000	3178.63	20130101	0
399	1	0	0		698110.75	0.043750	3495.00	20130101	0
400	1	0	0		622315.86	0.043750	3115.54	20130101	0
401	1	0	0		571952.16	0.043750	2863.40	20130101	0
402	1	0	0		850482.66	0.038750	4011.12	20130101	0
403	1	0	0		697888.09	0.037500	3241.81	20130101	0
404	1	0	0		619086.61	0.038750	2915.47	20130101	0
405	1	0	0		643219.59	0.042500	3173.01	20130101	0
406	1	0	0		499585.75	0.041250	2428.10	20130101	0
407	1	0	0		580471.59	0.040000	2783.33	20130101	0
408	1	0	0		605589.04	0.045000	3080.65	20130101	0
409	1	0	0		957782.85	0.043750	4808.12	20130101	0
410	1	0	0		705091.84	0.043750	3529.95	20130101	0
411	1	0	0		867598.50	0.042500	4279.88	20130101	0
412	1	0	0		685209.60	0.043750	3435.08	20130101	0
413	1	0	0		691185.28	0.043750	3465.04	20130101	0
414	1	0	0		866142.52	0.038750	4091.06	20130101	0
415	1	0	0		567527.98	0.040000	2721.27	20130101	0
416	1	0	0		927138.35	0.042500	4579.96	20130101	0
417	1	0	0		973758.53	0.040000	4669.12	20130101	0
418	1	0	0		950789.83	0.042500	4696.80	20130101	0
419	1	0	0		519496.17	0.040000	2487.33	20130101	0
420	1	0	0		623274.79	0.042500	3074.62	20130101	0
421	1	0	0		996990.34	0.042500	4918.17	20130101	0
422	1	0	0		642182.10	0.041250	3121.14	20130101	0
423	1	0	0		922330.04	0.040000	4416.09	20130101	0
424	1	0	0		700466.55	0.038750	3298.71	20130101	0
425	1	0	0		651263.63	0.041250	3174.46	20130101	0
426	1	0	0		997177.17	0.041250	4846.50	20130101	0
427	1	0	0		590328.87	0.041250	2869.13	20130101	0
428	1	0	0		722860.41	0.038750	3409.22	20130101	0
429	1	0	0		1295624.44	0.040000	6203.41	20130101	0
430	1	0	0		1046969.24	0.040000	5012.86	20130101	0
431	1	0	0		1141670.37	0.041250	5573.47	20130101	0
432	1	0	0		1097031.15	0.043750	5492.14	20130101	0
433	1	0	0		1911524.43	0.039000	9056.03	20130101	0
434	1	0	0		773778.39	0.035000	4567.18	20130101	0
435	1	0	0		930530.39	0.039500	4441.67	20130101	0
436	1	0	0		982080.22	0.038500	4617.76	20130101	0
437	1	0	0		782833.13	0.042500	3861.73	20130101	0
438	1	0	0		1068708.40	0.036500	4903.97	20130101	0
439	1	0	0		1124536.46	0.036500	5160.14	20130101	0
440	1	0	0		583399.64	0.043000	2895.00	20130101	0
441	1	0	0		635790.95	0.037500	2948.89	20130101	0
442	1	0	0		1295902.21	0.035000	5837.58	20130101	0
443	1	0	0		765225.16	0.036500	3505.97	20130101	0
444	1	0	0		1357915.22	0.036500	6221.45	20130101	0
445	1	0	0		1710000.00	0.036500	7822.56	20130101	0
446	1	0	0		1497740.77	0.037500	6946.73	20130101	0
447	1	0	0		624099.48	0.040000	2983.85	20130101	0
448	1	0	0		1397815.90	0.035500	6325.77	20130101	0
449	1	0	0		1100000.00	0.032000	4757.14	20130101	0
450	1	0	0		891023.28	0.042500	4412.70	20130101	0
451	1	0	0		700796.66	0.042500	3473.10	20130101	0
452	1	0	0		651448.89	0.042500	3227.13	20130101	0
453	1	0	0		711032.65	0.042500	3522.29	20130101	0
454	1	0	0		665351.78	0.042500	3296.00	20130101	0
455	1	0	0		994180.32	0.041250	4846.50	20130101	0
456	1	0	0		735220.52	0.038750	3477.87	20130101	0
457	1	0	0		710766.16	0.038750	3362.20	20130101	0
458	1	0	0		1483733.93	0.042500	7339.74	20130101	0
459	1	0	0		803645.78	0.041250	3911.46	20130101	0
460	1	0	0		1307562.40	0.042500	6469.01	20130101	0
461	1	0	0		678022.62	0.042500	3354.05	20130101	0
462	1	0	0		641180.68	0.038750	3033.03	20130101	0
463	1	0	0		863131.21	0.042500	4279.88	20130101	0
464	1	0	0		640351.68	0.041250	3121.14	20130101	0
465	1	0	0		805061.78	0.042500	3999.47	20130101	0
466	1	0	0		877080.11	0.041250	4277.21	20130101	0
467	1	0	0		721977.77	0.042500	3571.48	20130101	0
468	1	0	0		672020.30	0.042500	3333.38	20130101	0
469	1	0	0		1208268.58	0.042500	5977.07	20130101	0
470	1	0	0		766728.44	0.042500	3792.86	20130101	0
471	1	0	0		490641.59	0.040000	2356.04	20130101	0
472	1	0	0		576714.22	0.041250	2810.97	20130101	0
473	1	0	0		612432.02	0.040000	2940.88	20130101	0
474	1	0	0		584668.91	0.041250	2849.74	20130101	0
475	1	0	0		843195.98	0.041250	4109.83	20130101	0
476	1	0	0		695838.25	0.038750	3291.66	20130101	0
477	1	0	0		547561.37	0.038750	2586.30	20130101	0
478	1	0	0		449995.88	0.038750	2125.47	20130101	0
479	1	0	0		1450382.46	0.040000	6954.51	20130101	0
480	1	0	0		666032.64	0.038750	3150.59	20130101	0
481	1	0	0		624281.35	0.038750	2953.09	20130101	0
482	1	0	0		565630.71	0.038750	2675.65	20130101	0
483	1	0	0		842435.03	0.039900	4270.91	20130101	0
484	1	0	0		761320.03	0.039900	3814.71	20130101	0
485	1	0	0		647840.72	0.041250	3247.15	20130101	0
486	1	0	0		480968.73	0.039900	2380.07	20130101	0
487	1	0	0		476927.62	0.039900	2336.51	20130101	0
488	1	0	0		755354.45	0.039900	4291.55	20130101	0
489	1	0	0		633191.12	0.039900	3101.86	20130101	0
490	1	0	0		810924.89	0.039900	3962.12	20130101	0
491	1	0	0		1070963.66	0.041150	5324.76	20130101	0
492	1	0	0		777813.17	0.042500	3886.33	20130101	0
493	1	0	0		634296.41	0.042500	3173.01	20130101	0
494	1	0	0		817145.17	0.039900	3962.53	20130101	0
495	1	0	0		965641.26	0.039900	4673.02	20130101	0
496	1	0	0		914094.62	0.041250	4487.86	20130101	0
497	1	0	0		740125.43	0.041250	3634.87	20130101	0
498	1	0	0		690784.78	0.039900	3337.87	20130101	0
499	1	0	0		1306361.07	0.042500	6508.36	20130101	0
500	1	0	0		696705.80	0.039900	3366.48	20130101	0
501	1	0	0		697945.56	0.041250	3421.63	20130101	0
502	1	0	0		736433.12	0.039900	3561.99	20130101	0
503	1	0	0		489948.52	0.039900	2360.35	20130101	0
504	1	0	0		552305.58	0.039900	2660.76	20130101	0
505	1	0	0		513285.90	0.039900	2474.79	20130101	0
506	1	0	0		607780.76	0.039900	2937.33	20130101	0
507	1	0	0		560066.05	0.039900	2694.14	20130101	0
508	1	0	0		991267.35	0.039900	4768.39	20130101	0
509	1	0	0		669105.49	0.039900	3218.66	20130101	0
510	1	0	0		669105.49	0.039900	3218.66	20130101	0
511	1	0	0		729550.60	0.039900	3504.77	20130101	0

	41	42	43	44	45	46	47	48	49	50
	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)
1	45	0.016250	3	0.001250	120	0.050000	0.050000	1	0.000000	0.000000
2	45	0.016250	3	0.001250	120	0.050000	0.050000	1	0.000000	0.000000
3	45	0.027500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
4
5
6
7
8
9
10
11
12
13
14	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
15
16
17
18
19
20
21	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
22	45	0.022500	3	0.001250	60	0.050000	0.050000	12	0.020000	0.020000
23	45	0.014500	3	0.001250	60	0.050000	0.050000	1	0.000000	0.000000
24
25
26
27
28	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
29	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
30	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
31	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
32	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
33	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
34	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
35	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
36	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
37	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
38	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
39	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
40	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
41	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
42	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
43	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
44	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
45	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
46	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
47	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
48	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
49	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
50	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
51	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
52	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
53	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
54	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
55	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
56	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
57	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
58	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
59	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
60	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
61	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
62	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
63	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
64	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
65	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
66	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
67	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
68	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
69	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
70	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
71	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121
122
123
124
125
126
127
128
129
130
131
132
133
134
135
136
137
138
139
140
141
142
143
144
145
146
147
148
149
150
151
152
153
154
155
156
157
158
159
160
161	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
162	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
163	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
164
165
166
167	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
168	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
169	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
170	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
171	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
172	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
173	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
174	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
175	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
176	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
177	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
178	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
179	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
180	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
181	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
182	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
183	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
184
185
186
187
188
189
190
191
192	15	0.016250	3	0.001250	60	0.050000	0.050000	1	0.000000	0.000000
193	45	0.016250	3	0.001250	120	0.050000	0.050000	1	0.000000	0.000000
194	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
195	45	0.016250	3	0.001250	120	0.050000	0.050000	1	0.000000	0.000000
196	45	0.016250	3	0.001250	120	0.050000	0.050000	1	0.000000	0.000000
197	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
198	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
199	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
200	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
201	45	0.022500	3	0.001250	60	0.050000	0.050000	12	0.020000	0.020000
202	45	0.022500	3	0.001250	84	0.050000	0.050000	12	0.020000	0.020000
203	45	0.022500	3	0.001250	60	0.050000	0.050000	12	0.020000	0.020000
204	45	0.022500	3	0.001250	60	0.050000	0.050000	12	0.020000	0.020000
205	45	0.022500	3	0.001250	60	0.050000	0.050000	12	0.020000	0.020000
206	45	0.022500	3	0.001250	60	0.050000	0.050000	12	0.020000	0.020000
207	45	0.022500	3	0.001250	60	0.050000	0.050000	12	0.020000	0.020000
208	45	0.022500	3	0.001250	60	0.050000	0.050000	12	0.020000	0.020000
209	45	0.022500	3	0.001250	60	0.050000	0.050000	12	0.020000	0.020000
210	45	0.022500	3	0.001250	60	0.050000	0.050000	12	0.020000	0.020000
211	45	0.022500	3	0.001250	60	0.050000	0.050000	12	0.020000	0.020000
212	45	0.022500	3	0.001250	60	0.050000	0.050000	12	0.020000	0.020000
213	45	0.022500	3	0.001250	60	0.050000	0.050000	12	0.020000	0.020000
214	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
215	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
216	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
217	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
218	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
219	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
220
221
222
223
224
225
226
227
228
229
230
231
232
233
234
235
236
237
238
239
240
241
242
243
244
245
246
247
248
249
250
251
252
253
254
255
256
257
258
259
260
261
262
263
264
265
266
267
268
269
270
271
272
273
274
275
276
277
278
279
280
281
282
283
284
285
286
287
288
289
290
291
292
293
294
295
296
297
298
299
300
301
302
303
304
305
306
307
308
309
310
311
312
313
314
315
316
317
318
319
320
321
322
323
324
325
326
327
328
329
330
331
332
333
334
335
336
337
338
339
340
341
342
343
344
345
346
347
348
349
350
351
352
353
354
355
356
357
358
359
360
361
362
363
364
365
366
367
368
369
370
371
372
373
374
375
376
377
378
379
380
381
382
383
384
385
386
387
388
389
390
391
392
393
394
395
396
397
398
399
400
401
402
403
404
405
406
407
408
409
410
411
412
413
414
415
416
417
418
419
420
421
422
423
424
425
426
427
428
429
430
431
432
433
434
435
436
437
438
439
440
441
442
443
444
445
446
447
448
449
450
451
452
453
454
455
456
457
458
459
460
461
462
463
464
465
466
467
468
469
470
471
472
473
474
475
476
477
478
479
480
481
482
483
484
485
486
487
488
489
490
491
492
493
494
495
496
497
498
499
500
501
502
503
504
505
506
507
508
509
510
511

	51	52	53	54	55	56	57	58	59	60
	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period
1	0.092000	0.029000
2	0.091500	0.029000
3	0.096250	0.027500
4
5
6
7
8
9
10
11
12
13
14	0.093750	0.022500
15
16
17
18
19
20
21	0.096250	0.022500
22	0.083750	0.022500
23	0.081000	0.028500
24
25
26
27
28	0.093750	0.022500
29	0.088750	0.022500
30	0.091250	0.022500
31	0.088750	0.022500
32	0.090000	0.022500
33	0.092500	0.022500
34	0.090000	0.022500
35	0.086250	0.022500
36	0.085000	0.022500
37	0.086250	0.022500
38	0.090000	0.022500
39	0.087500	0.022500
40	0.086250	0.022500
41	0.086250	0.022500
42	0.088750	0.022500
43	0.092500	0.022500
44	0.086250	0.022500
45	0.092500	0.022500
46	0.087500	0.022500
47	0.083750	0.022500
48	0.085000	0.022500
49	0.087500	0.022500
50	0.088750	0.022500
51	0.087500	0.022500
52	0.085000	0.022500
53	0.083750	0.022500
54	0.085000	0.022500
55	0.090000	0.022500
56	0.088750	0.022500
57	0.091250	0.022500
58	0.093750	0.022500
59	0.082500	0.022500
60	0.087500	0.022500
61	0.088750	0.022500
62	0.086250	0.022500
63	0.093750	0.022500
64	0.087500	0.022500
65	0.090000	0.022500
66	0.086250	0.022500
67	0.090000	0.022500
68	0.091250	0.022500
69	0.085000	0.022500
70	0.086250	0.022500
71	0.085000	0.022500
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121
122
123
124
125
126
127
128
129
130
131
132
133
134
135
136
137
138
139
140
141
142
143
144
145
146
147
148
149
150
151
152
153
154
155
156
157
158
159
160
161	0.080000	0.022500
162	0.085000	0.022500
163	0.085000	0.022500
164
165
166
167	0.086250	0.022500
168	0.088750	0.022500
169	0.086250	0.022500
170	0.083750	0.022500
171	0.085000	0.022500
172	0.088750	0.022500
173	0.086250	0.022500
174	0.087500	0.022500
175	0.091250	0.022500
176	0.086250	0.022500
177	0.085000	0.022500
178	0.083750	0.022500
179	0.087500	0.022500
180	0.086250	0.022500
181	0.088750	0.022500
182	0.090000	0.022500
183	0.087500	0.022500
184
185
186
187
188
189
190
191
192	0.079500	0.027000
193	0.090500	0.029000
194	0.092500	0.022500
195	0.093000	0.029000
196	0.093500	0.029000
197	0.093750	0.022500
198	0.095000	0.022500
199	0.096250	0.022500
200	0.096250	0.022500
201	0.078750	0.022500
202	0.083750	0.022500
203	0.083750	0.022500
204	0.085000	0.022500
205	0.085000	0.022500
206	0.085000	0.022500
207	0.086250	0.022500
208	0.086250	0.022500
209	0.087500	0.022500
210	0.087500	0.022500
211	0.087500	0.022500
212	0.087500	0.022500
213	0.090000	0.022500
214	0.091250	0.022500
215	0.091250	0.022500
216	0.091250	0.022500
217	0.093750	0.022500
218	0.093750	0.022500
219	0.093750	0.022500
220
221
222
223
224
225
226
227
228
229
230
231
232
233
234
235
236
237
238
239
240
241
242
243
244
245
246
247
248
249
250
251
252
253
254
255
256
257
258
259
260
261
262
263
264
265
266
267
268
269
270
271
272
273
274
275
276
277
278
279
280
281
282
283
284
285
286
287
288
289
290
291
292
293
294
295
296
297
298
299
300
301
302
303
304
305
306
307
308
309
310
311
312
313
314
315
316
317
318
319
320
321
322
323
324
325
326
327
328
329
330
331
332
333
334
335
336
337
338
339
340
341
342
343
344
345
346
347
348
349
350
351
352
353
354
355
356
357
358
359
360
361
362
363
364
365
366
367
368
369
370
371
372
373
374
375
376
377
378
379
380
381
382
383
384
385
386
387
388
389
390
391
392
393
394
395
396
397
398
399
400
401
402
403
404
405
406
407
408
409
410
411
412
413
414
415
416
417
418
419
420
421
422
423
424
425
426
427
428
429
430
431
432
433
434
435
436
437
438
439
440
441
442
443
444
445
446
447
448
449
450
451
452
453
454
455
456
457
458
459
460
461
462
463
464
465
466
467
468
469
470
471
472
473
474
475
476
477
478
479
480
481
482
483
484
485
486
487
488
489
490
491
492
493
494
495
496
497
498
499
500
501
502
503
504
505
506
507
508
509
510
511

	61	62	63	64	65	66	67	68	69	70
	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID
1						99	99	60		58
2						99	99	60		455
3								0		364
4								0		420
5								0		202
6								0		404
7								0		261
8								0		373
9								0		340
10								0		277
11								0		256
12								0		306
13								0		291
14								0		431
15								0		127
16								0		62
17								0		289
18								0		425
19								0		21
20								0		73
21								0		330
22								0		516
23						99	99	48		96
24								0		389
25								0		235
26								0		272
27								0		332
28								0		189
29								0		296
30								0		498
31								0		491
32								0		4
33								0		161
34								0		288
35								0		320
36								0		283
37								0		66
38								0		381
39								0		197
40								0		154
41								0		464
42								0		237
43								0		305
44								0		285
45								0		473
46								0		185
47								0		129
48								0		312
49								0		131
50								0		354
51								0		323
52								0		214
53								0		180
54								0		372
55								0		452
56								0		255
57								0		39
58								0		436
59								0		438
60								0		43
61								0		167
62								0		210
63								0		443
64								0		408
65								0		492
66								0		400
67								0		512
68								0		208
69								0		119
70								0		115
71								0		458
72								0		287
73								0		6
74								0		329
75								0		355
76								0		254
77								0		144
78								0		388
79								0		67
80								0		238
81								0		317
82								0		45
83								0		80
84								0		160
85								0		79
86								0		298
87								0		262
88								0		484
89								0		270
90								0		78
91								0		20
92								0		447
93								0		106
94								0		250
95								0		164
96								0		105
97								0		222
98								0		182
99								0		195
100								0		216
101								0		365
102								0		260
103								0		276
104								0		321
105								0		522
106								0		168
107								0		123
108								0		191
109								0		229
110								0		248
111								0		156
112								0		363
113								0		377
114								0		349
115								0		163
116								0		81
117								0		267
118								0		268
119								0		515
120								0		188
121								0		263
122								0		145
123								0		396
124								0		99
125								0		50
126								0		271
127								0		40
128								0		159
129								0		100
130								0		311
131								0		56
132								0		87
133								0		233
134								0		253
135								0		187
136								0		319
137								0		370
138								0		328
139								0		228
140								0		502
141								0		252
142								0		246
143								0		264
144								0		280
145								0		247
146								0		274
147								0		524
148								0		265
149								0		42
150								0		37
151								0		299
152								0		158
153								0		481
154								0		371
155								0		71
156								0		448
157								0		142
158								0		177
159								0		351
160								0		342
161								0		331
162								0		162
163								0		41
164								0		117
165								0		107
166								0		181
167								0		209
168								0		116
169								0		132
170								0		51
171								0		110
172								0		165
173								0		520
174								0		84
175								0		434
176								0		83
177								0		488
178								0		86
179								0		333
180								0		17
181								0		292
182								0		259
183								0		245
184								0		505
185								0		433
186								0		70
187								0		244
188								0		141
189								0		309
190								0		118
191								0		482
192						99	99	48		96
193						99	99	60		416
194								0		500
195						99	99	60		368
196						99	99	60		15
197								0		148
198								0		52
199								0		103
200								0		293
201								0		322
202								0		376
203								0		279
204								0		503
205								0		286
206								0		284
207								0		316
208								0		258
209								0		523
210								0		234
211								0		521
212								0		46
213								0		199
214								0		38
215								0		239
216								0		175
217								0		511
218								0		223
219								0		459
220								0		360
221								0		243
222								0		358
223								0		124
224								0		125
225								0		308
226								0		251
227								0		386
228								0		475
229								0		215
230								0		313
231								0		166
232								0		385
233								0		471
234								0		153
235								0		326
236								0		466
237								0		190
238								0		444
239								0		136
240								0		294
241								0		137
242								0		495
243								0		32
244								0		225
245								0		334
246								0		219
247								0		174
248								0		527
249								0		82
250								0		467
251								0		35
252								0		494
253								0		517
254								0		74
255								0		489
256								0		367
257								0		72
258								0		171
259								0		242
260								0		335
261								0		375
262								0		122
263								0		278
264								0		359
265								0		411
266								0		379
267								0		192
268								0		461
269								0		201
270								0		307
271								0		422
272								0		528
273								0		336
274								0		257
275								0		393
276								0		231
277								0		186
278								0		172
279								0		387
280								0		424
281								0		60
282								0		399
283								0		338
284								0		477
285								0		391
286								0		423
287								0		435
288								0		361
289								0		337
290								0		454
291								0		403
292								0		290
293								0		507
294								0		218
295								0		146
296								0		476
297								0		421
298								0		437
299								0		9
300								0		426
301								0		493
302								0		25
303								0		54
304								0		204
305								0		369
306								0		314
307								0		134
308								0		513
309								0		486
310								0		478
311								0		128
312								0		405
313								0		430
314								0		206
315								0		114
316								0		344
317								0		485
318								0		442
319								0		453
320								0		406
321								0		230
322								0		417
323								0		474
324								0		450
325								0		451
326								0		480
327								0		463
328								0		327
329								0		236
330								0		315
331								0		460
332								0		519
333								0		414
334								0		345
335								0		374
336								0		483
337								0		470
338								0		445
339								0		501
340								0		295
341								0		179
342								0		281
343								0		13
344								0		394
345								0		211
346								0		200
347								0		29
348								0		85
349								0		213
350								0		170
351								0		205
352								0		194
353								0		98
354								0		198
355								0		150
356								0		147
357								0		36
358								0		352
359								0		138
360								0		350
361								0		130
362								0		30
363								0		353
364								0		302
365								0		457
366								0		113
367								0		487
368								0		140
369								0		297
370								0		441
371								0		472
372								0		465
373								0		397
374								0		104
375								0		282
376								0		68
377								0		469
378								0		341
379								0		31
380								0		509
381								0		398
382								0		418
383								0		94
384								0		240
385								0		508
386								0		126
387								0		63
388								0		415
389								0		407
390								0		429
391								0		88
392								0		518
393								0		149
394								0		410
395								0		69
396								0		76
397								0		439
398								0		383
399								0		506
400								0		432
401								0		89
402								0		324
403								0		108
404								0		33
405								0		26
406								0		212
407								0		224
408								0		303
409								0		59
410								0		101
411								0		380
412								0		490
413								0		343
414								0		504
415								0		28
416								0		227
417								0		427
418								0		497
419								0		34
420								0		357
421								0		526
422								0		91
423								0		409
424								0		300
425								0		77
426								0		241
427								0		395
428								0		232
429								0		384
430								0		362
431								0		64
432								0		412
433						99	99	60		402
434						99	99	60		378
435						99	99	60		449
436						99	99	60		446
437								0		135
438						99	99	60		318
439						99	99	60		514
440						99	99	60		346
441						99	99	60		382
442						99	99	60		462
443						99	99	60		419
444						99	99	60		249
445						99	99	60		193
446						99	99	60		468
447						99	99	60		109
448						99	99	60		133
449						99	99	60		173
450								0		496
451								0		61
452								0		392
453								0		102
454								0		325
455								0		401
456								0		196
457								0		366
458								0		183
459								0		479
460								0		348
461								0		413
462								0		120
463								0		93
464								0		176
465								0		428
466								0		220
467								0		111
468								0		499
469								0		510
470								0		90
471								0		1
472								0		155
473								0		152
474								0		207
475								0		95
476								0		157
477								0		2
478								0		169
479								0		48
480								0		226
481								0		112
482								0		151
483								0		27
484								0		65
485								0		440
486								0		57
487								0		75
488								0		178
489								0		5
490								0		217
491								0		8
492								0		22
493								0		23
494								0		3
495								0		12
496								0		301
497								0		44
498								0		97
499								0		16
500								0		19
501								0		11
502								0		18
503								0		14
504								0		55
505								0		7
506								0		10
507								0		24
508								0		92
509								0		49
510								0		121
511								0		347

	71	72	73	74	75	76	77	78	79	80
	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax
1	1		1		14	0	7	1	20121212
2	3		0		15	3	0	1	20121212
3	1		1		0.5	3.8	4	1	20121212
4	2		0		11		2	1
5	1		1		8.5		9	1
6	3		1		33	33	4	1
7	1		0		1	6	6	1
8	3		1		15		3	1
9	4		1		28	13	5	1
10	2		0		8.5		1.5	1
11	2		1		29		20	1
12	1		0		0	0.75	0	1
13	3		0		12		0	1
14	2		1		10	10	18	1	20121212
15	4		0		13	20	13	1
16	3		1		55	40	0	1
17	1		0		20	5	10	1
18	3		0		0		9	1
19	1		0		1.5		0	1
20	1		0		9		4	1
21	1		0		14	11	4	1	20121212
22	1		0		4		0	1
23	2		0		19		20	1	20121212
24	0		1		26.2		0	1	20120928
25	1		0		20.4		2	1	20120928
26	1		1		20.4		1.2	1	20120928
27	2		0		30	33	7.75	1	20120928
28	1		0		57		37	1	20120928
29	1		0		31		17	1	20120928
30	2		0		2.3	3	5	1	20120928
31	2		0		2	6	0	1	20120928
32	2		0		13		0	1	20120928
33	3		1		17	1	6	1	20120928
34	0		0		12		0	1	20120928
35	2		0		18	12	0	1	20120928
36	1		0		15.1	0.9	0.8	1	20120928
37	8		0		5.01	15.1	0	1	20120928
38	4		0		19	19	25	1	20120928
39	1		0		1.4	11.6	0	1	20120928
40	1		0		8.1		0	1	20120928
41	3		0		22.4	20.4	0	1	20120928
42	1		0		0.4		0	1	20120928
43	1		0		20	16	0	1	20120928
44	1		0		5		3	1	20120928
45	4		1		0	23	0	1	20120928
46	3		0		40		1.75	1	20120928
47	1		0		7.2		1	1	20120928
48	1		0		8		0	1	20120928
49	2		1		1.7		4	1	20120928
50	1		0		8		1	1	20120928
51	1		1		15		15	1	20120928
52	2		1		13.6		12	1	20120928
53	2		0		0.7	0.8	0	1	20120928
54	2		1		9		0	1	20120928
55	3		0		17	8	3	1	20120928
56	1		0		10		0	1	20120928
57	3		1		11	16	0	1	20120928
58	3		1		20	5	0	1	20120928
59	2		0		3.1	2.1	18	1	20120928
60	1		0		22.4	14.4	0	1	20120928
61	5		0		2.5		0	1	20120928
62	2		0		1		0	1	20120928
63	1		0		12		0	1	20120928
64	1		1		17	17	8	1	20120928
65	2		1		12		0	1	20120928
66	2		0		4		0	1	20120928
67	2		0		15		0	1	20120928
68	2		0		20		0	1	20120928
69	2		1		14.11		0	1	20120928
70	1		0		13	15	9	1	20120928
71	2		0		0.9	5.3	5	1	20120928
72	1		1		24		6	1	20120928
73	1		0		19.7		7	1	20120928
74	1		0		17		3	1	20120928
75	1		0		0	0	9.25	1	20120928
76	1		0		21		0	1	20120928
77	2		0		18.2		0	1	20120928
78	1		0		1.3		6	1	20120928
79	7		1		10		0	1	20120928
80	1		0		3.6		3	1	20120928
81	1		0		25		12	1	20120928
82	1		0		3	2	2	1	20120928
83	1		0		9.5	10.8	5	1	20120928
84	1		1		25.2		14.8	1	20120928
85	2		1		21		4	1	20120928
86	1		1		10.1		5	1	20120928
87	1		0		14	2.5	5	1	20120928
88	1		0		5		3	1	20120928
89	1		1		28	10	9	1	20120928
90	1		0		13.9		3	1	20120928
91	1		1		3	11.75	1	1	20120928
92	1		0		20.7	5.8	10	1	20120928
93	1		1		5.4	4.4	3	1	20120928
94	0		1		22.9		0	1	20120928
95	1		1		5.1	5.1	1	1	20120928
96	1		0		23		13	1	20120928
97	1		0		1.3		0.8	1	20120928
98	4		0		21	21	1	1	20120928
99	4		1		8	10	0	1	20120928
100	2		0		6		7	1	20120928
101	1		1		2		2	1	20120928
102	1		1		22		16	1	20120928
103	2		0		10		7	1	20120928
104	1		0		13		5	1	20120928
105	2		0		20	18	0	1	20120928
106	2		0		4.75	5.75	5.25	1	20120928
107	1		0		4.1		14	1	20120928
108	1		0		3		0	1	20120928
109	1		1		1.7		2.8	1	20120928
110	1		0		6.1		7	1	20120928
111	2		1		21.9		3	1	20120928
112	1		0		10	4	17	1	20120928
113	1		1		20		0	1	20120928
114	1		0		15	0.8	16	1	20120928
115	4		1		6.1	8.1	3.8	1	20120928
116	1		0		8	6	3	1	20120928
117	1		0		25		3	1	20120928
118	3		1		30	8	3.5	1	20120928
119	2		1		15	14	0	1	20120928
120	1		0		3.2		4	1	20120928
121	1		0		15		16	1	20120928
122	2		0		8		6	1	20120928
123	1		0		25.7	7.1	5.8	1	20120928
124	1		0		23		0	1	20120928
125	1		0		12.1		14	1	20120928
126	1		1		16	12	2	1	20120928
127	1		1		26	26	4	1	20120928
128	2		1		7		14	1	20120928
129	2		0		15.1		1.7	1	20120928
130	1		0		6.5	2.7	2	1	20120928
131	2		0		3	3.1	0	1	20120928
132	2		0		11.7		10	1	20120928
133	2		1		5.6	1	0.9	1	20120928
134	1		1		15		6	1	20120928
135	1		1		14.8		7	1	20120928
136	1		0		23		8	1	20120928
137	4		1		30		0	1	20120928
138	1		0		11		3	1	20120928
139	1		0		11	11	11	1	20120928
140	1		0		3.4		6	1	20120928
141	1		0		0	10	3	1	20120928
142	1		1		5	8	10	1	20120928
143	1		1		11	11	7	1	20120928
144	3		0		3.2		20.6	1	20120928
145	1		1		21		13	1	20120928
146	1		0		24		21	1	20120928
147	2		0		6	9	5	1	20120928
148	1		1		14	11	3	1	20120928
149	1		0		21.1		6	1	20120928
150	2		0		19	17	7	1	20120928
151	2		1		15.2		10	1	20120928
152	1		0		9.1	18.1	8	1	20120928
153	3		1		17.4	11.9	10	1	20120928
154	2		1		23		2	1	20120928
155	1		0		13	6	5	1	20120928
156	1		0		2.1	5.1	5	1	20120928
157	2		0				0	1	20120928
158	1		0			15.2	6	1	20120928
159	1		0		1.8	6.3	10	1	20120928
160	2		1		6.4	12.3	0	1	20120928
161	3		1		9		0	1	20120928
162	1		0		2	2	15	1	20120928
163	1		0		0.8		8	1	20120928
164	1		1		23.6	23.6	14	1	20120928
165	1		0		10.1		9	1	20120928
166	1		0		11.6		9	1	20120928
167	2		1		11.2		1.5	1	20120928
168	2		0		19		0	1	20120928
169	1		0		3	3	6	1	20120928
170	5		0		8		0	1	20120928
171	1		1		12		0	1	20120928
172	1		0		7	2	1	1	20120928
173	1		0		4		0	1	20120928
174	1		0		2.6		11	1	20120928
175	1		0				25	1	20120928
176	1		0		5.4		2.4	1	20120928
177	1		0		11.2		7	1	20120928
178	2		1		8.5		7	1	20120928
179	1		0		1.5		9	1	20120928
180	2		0		1		0	1	20120928
181	4		1		8		0	1	20120928
182	5		1		22		14	1	20120928
183	2		1		14		1	1	20120928
184	1		0		5.6		13.5	1	20120928
185	1		0		9.1	0.9	5	1	20120928
186	1		1		3.9		3	1	20120928
187	1		0		10.7		2	1	20120928
188	2		1		17.7	17.7	8.6	1	20120928
189	1		0		7.6		7	1	20120928
190	1		0		4.4		3	1	20120928
191	1		0			28.7	6.5	1	20120928
192	2		0		19		20	1	20121212
193	1		0		0.6	7	2	1	20121212
194	2		0		6.29		0	1	20121212
195	1		0		5		0	1	20121212
196	1		0		8		0	1	20121212
197	1		0		12.18		0	1	20121212
198	2		0		2.3		0	1	20121212
199	2		0		2.1		0	1	20121212
200	1		0		1.09	0	9.63	1	20121212
201	1		0		3.1	0	2.92	1
202	2		0		22.9	0	9	1	20121212
203	1		0		1.6	0	0	1	20121218
204	2		0		11		0	1	20121212
205	3		1		16	15	0	1	20121212
206	2		1		8	0	0	1	20121212
207	1		0		4.75	4.25	0	1	20121212
208	1		0		0.8	0	5.17	1	20121212
209	1		0		4		1	1	20121212
210	1		1		2.6	0	7	1	20121212
211	1		0		0		0	1	20121212
212	1		1		15		0	1	20121212
213	2		0		0	0	5.25	1	20121212
214	2		0		30	22	16	1	20121212
215	2		0		6.5		0	1	20121212
216	1		0		4.25		0	1	20121212
217	2		0		0		0	1	20121212
218	1		0		0		19	1	20121212
219	3		1		15	4	0	1	20121212
220	1		1		9.6	5	11	1
221	3		0		0.3	0	0	1
222	1		0		2		1.5	1
223	1		0		8.5	12	0	1
224	3		0		13	13	0	1
225	1		0		19		11	1
226	2		0		4	7	0	1
227	1		0		14	11	11	1
228	1		0		7	0	0	1
229	1		0		0	2	1	1
230	2		0		7	5	1.5	1
231	1		0		0.25	5.5	0	1
232	1		0		1	1	0	1
233	1		0		0	2	9	1
234	2		0		1.25	6	0	1
235	1		0		1		5	1	20121212
236	1		0		13		1.25	1
237	2		1		33		13	1
238	2		1		32.25	12	1	1
239	1		1		20	12	7	1
240	1		1		10	10	18	1
241	1		1		3		6	1
242	1		0		6.75	9	7	1
243	1		0		0	5.5	2	1
244	1		1		20.75	20.75	6	1
245	1		1		7		7	1
246	1		1		30		13	1
247	1		0		11.5		2.5	1
248	3		0		0	8	0	1
249	2		0		0		0	1
250	5		0		4	5.5	16	1
251	3		1		5	9	1	1
252	1		0		16.5	6.5	14	1
253	1		1		5		4	1
254	3		0		21.5	18.5	0.75	1
255	2		1		5		0	1
256	1		0		21		0	1
257	1		0		3	9.5	0	1
258	2		0		3.5	10	0	1
259	1		0		5		5	1
260	2		1		20		0	1
261	2		1		12	12	10	1
262	2		0		14		0	1
263	1		0		13	4.5	0	1
264	2		0		5		0	1
265	2		0		31	15	0	1
266	3		0		10		0	1
267	1		0		7		8	1
268	1		0		30	25	39	1
269	2		0		4.5		1.75	1
270	1		0		1		5	1
271	4		1		20	4	1.5	1
272	3		0		1.75		0	1
273	1		0		31		0	1
274	1		0		33		0	1
275	1		0		5	18	11	1
276	1		0		6.5		5	1
277	2		0		2		14	1
278	1		0		0	0	0	1
279	1		0		4		8	1	20121212
280	2		0		13.25	1	0.5	1
281	1		1		8.25	1	2	1
282	2		1		0	10.25	9	1
283	1		0		2	12	14	1
284	1		0		3		17	1
285	2		1		20.25		14	1
286	3		0		2.5		9	1
287	2		0		3.75		0	1
288	2		0		2		0	1
289	1		1		20		5	1
290	2		1		7.25		3	1
291	2		0		17		18	1
292	2		1		20		1	1
293	1		0		6		3	1
294	1		0		16	4.25	5	1
295	1		0		22	2.5	11	1
296	3		0		30	18	7	1
297	4		1		17	17	0	1
298	2		0		3	2	0	1
299	1		0		7	9	1	1
300	1		0		8	23	5	1
301	1		0		11		0	1
302	2		0		19		0	1
303	1		0		39	2	11	1
304	1		0		2.25	1	3.25	1
305	3		1		14	17	2	1
306	1		0		12		4	1
307	2		0		5	9	0	1
308	2		1		9	3.5	0	1
309	1		0		2.25		2	1
310	2		0		3.5	3.5	1	1
311	1		0		2		3	1
312	2		0		0	15	0	1
313	1		0		0		17	1
314	2		1		29		13	1
315	4		1		7.5		0	1
316	1		0		14		0	1
317	1		0		9.5		8	1
318	1		0		6	35	8	1
319	2		0		4	4	2.25	1
320	4		1		30		1	1
321	1		0		0.5		15	1
322	1		0		0.25		6	1
323	2		0		3.25	7	6	1
324	1		0		0		18	1
325	2		0		5	0	0	1
326	1		0		3		3	1
327	2		0		4		14	1
328	1		0		1.75		1	1
329	1		0		4	4	3	1
330	3		0		10.25	7.5	0	1
331	1		0		18	0.5	4	1
332	1		0		9	5	5	1
333	2		0		10		0	1
334	2		0		30	2	0	1
335	3		0		20	0	1	1
336	3		0		18	6	1	1
337	1		0		0.5		17	1
338	3		0		0		0	1
339	1		0		0		0	1
340	3		1		22		11	1
341	2		0		3		2.5	1
342	1		0		0	5	1	1
343	1		0		12		0	1
344	1		0		5	4.5	0	1
345	1		0		28		8	1
346	2		1		6.9	0.6	0	1
347	1		0		10		4	1
348	2		0		0.5	2.8	0	1
349	1		0		7	7	1	1
350	1		0		9.8	0	2	1
351	1		0		1.25		6	1
352	1		0		0		1	1
353	2		1		21		4	1
354	1		1		11		7	1
355	4		1		3.5		0	1
356	1		0		14.5		0	1
357	1		0		9.75		1	1
358	2		1		6		0	1
359	1		0		4	1	1.5	1
360	1		1		20	21	7	1
361	1		0		2	6.75	2.25	1
362	1		0		7		1	1
363	3		0		5.5		3	1
364	2		0		28		15	1
365	1		0		11	1	0	1
366	2		0		4	5	0	1
367	1		0		12		1.5	1
368	2		0		10		0	1
369	1		0		6		0	1
370	3		0		27		0	1
371	3		0		3	13	8	1
372	4		1		17		8	1
373	2		0		18		31	1
374	4		0		2.75	6	7	1
375	2		1		7		0	1
376	2		0		8	5.5	18	1
377	4		0		18.5	3	12	1
378	2		1		3.75		0	1
379	1		0		19.5		3	1
380	2		0		6.25	5.75	1	1
381	2		0		18		0	1
382	1		1		6		6	1
383	3		0		4	12	4	1
384	1		1		18		0	1
385	1		0		7.75		7.5	1
386	1		0		15		2	1
387	2		1		16		1	1
388	1		0		6.75	7.5	2	1
389	1		0		11		7	1
390	1		0		12.5	2	0.5	1
391	1		0		0		0	1
392	4		0		3	8	0	1
393	1		1		1		0	1
394	2		0		2.25		0	1
395	2		1		9		0	1
396	4		1		10		0	1
397	1		0		0.75		0.25	1
398	1		0		5	12	3	1
399	4		0		2	6.5	0	1
400	1		0		8.5		1	1
401	1		1		8	3.25	1	1
402	1		0		15		3	1
403	1		1		10		0	1
404	4		0		3.25		0	1
405	2		0		0.25	5	0.75	1
406	1		0		2		5	1
407	1		0		4	0	6.75	1
408	1		0		15.2	0	5.5	1
409	3		0		0.8	0	3	1
410	1		0		7.5		9	1
411	1		1		24		24	1
412	2		0		11.6	11.4	1	1
413	1		1		0.5		10	1
414	1		0		5	10	1	1
415	1		0		8	5	2.75	1
416	1		1		8.6	5.6	2	1
417	1		0		10	14	2	1
418	2		0		4.9	0	0	1
419	2		0		39	4	22	1
420	2		0		2	9	0	1
421	1		0		3.5	4.5	4	1
422	1		0		7	7	3.25	1
423	2		0		17	1	0	1
424	1		0		7		7	1
425	2		1		8.5		1	1
426	1		1		16.25		3	1
427	1		0		5	3	0	1
428	2		0		18.5	11	0	1
429	1		0		5	9.5	0	1
430	1		0		0		0	1
431	1		0		9.2	0	0	1
432	3		0		13.25		0	1
433	8		1		20	20	6	1
434	2		0		1.5	1	0	1
435	1		0		10	15	0	1
436	1		0		7	2	1	1
437	2		0		0	1	3	1
438	1		1		6	6	0	1
439	3		0		0	3.75	0	1
440	5		0		20	15	0	1
441	1		0		2		0	1
442	1		1		20		0	1
443	2		0		10	4.5	0	1
444	3		0		1	3	0	1
445	4		0		23		3	1
446	3		0		17		0	1
447	1		1		0.5	7	0	1
448	1		0		1		0	1
449	2		0		26	25	0	1
450	1		0		14	4	6	1	20120928
451	1		0		6.6	9	3	1	20120928
452	2		0		0.2	4.7	0	1	20120928
453	2		0		12	5	0	1	20120928
454	1		0		9.6		2	1	20120928
455	3		1		8	7	0	1	20120928
456	2		0		3.3	2.7	0	1	20120928
457	0		0		12	9	0	1	20120928
458	2		1		4.3		0	1	20120928
459	0		0		0.8		0	1	20120928
460	1		0		7.6	9.1	5	1	20120928
461	1		0		10.8		8	1	20120928
462	1		0		9.1		1.5	1	20120928
463	1		0		9	8	3	1	20120928
464	1		0		40		5	1	20120928
465	1		0		13.6	1.5	6	1	20120928
466	1		0		3	0.6	1	1	20120928
467	1		0		9		4	1	20120928
468	4		0		7	0.8	5	1	20120928
469	2		0		14	13	3	1	20120928
470	3		0		2.9		6	1	20120928
471	2		1				0	1
472	0		1		1.3		0	1	20120928
473	1		0		5.7		0	1	20120928
474	2		0		2.1		0	1	20120928
475	1		0		5		0	1	20120928
476	2		0		6	1.3	0	1	20120928
477	1		1				0	1
478	1		0		1.3	10.7	0	1	20120928
479	1		0		13.2	8.7	2	1	20120928
480	1		0		5.8		5	1	20120928
481	2		0		5.1	3.1	2	1	20120928
482	1		1		17		5	1	20120928
483	1		0		6.5	9	3.75	1	20121022
484	1		0		0.5	2	0	1	20121022
485	1		0		1		6	1	20121022
486	2		0		14		0	1	20121022
487	2		0		20		0	1	20121022
488	1		0		1	1.5	0	1	20121022
489	1		0		7	0	0	1	20121022
490	1		0		0		0	1	20121022
491	2		1		24		24	1	20121022
492	1		0		8		0	1	20121022
493	1		0		1.5		1	1	20121022
494	3		0		3	11	7	1	20121022
495	2		1		11	3	2.25	1	20121022
496	1		0		1.25	7	2.5	1	20121022
497	1		0		0.75	1	10	1	20121022
498	1		0		2.5		5	1	20121022
499	1		0		6		4	1	20121022
500	3		1		20		5	1	20121022
501	4		0		31		7	1	20121022
502	1		0		11	25	6	1	20121022
503	1		0		15	5	14	1	20121022
504	1		0		4		1	1	20121022
505	1		0		10	10	4.5	1	20121022
506	1		1		9	6	7	1	20121022
507	1		0		10		6	1	20121022
508	1		0		5		2.5	1	20121022
509	1		0		6	3	3	1	20121022
510	1		0		25		0	1	20121022
511	1		0		6	2.25	12.25	1	20121022

	81	82	83	84	85	86	87	88	89	90
	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower
1						801	789		3
2						788	788		3
3						762	743		3
4						772
5						767
6						797
7						755
8						786
9						713
10						778
11						801
12						748
13						784
14						734	723		3
15						780
16						773
17						770
18						807
19						800
20						774
21						757	736		3
22						762
23						778	800		3
24						793	799		2
25						782	770		2
26						773	775		2
27						734	691		2
28						812	787		2
29						773	777		2
30						751	732		2
31						722	681		2
32						712	716		2
33						707	695		2
34						809	781		2
35						802	775		2
36						801	794		2
37						800	791		2
38						799	774		2
39						799	770		2
40						796	795		2
41						795	773		2
42						793	753		2
43						789	727		2
44						788	771		2
45						787	750		2
46						785	784		2
47						784	788		2
48						780	758		2
49						778	771		2
50						777	779		2
51						773	781		2
52						773	717		2
53						773	758		2
54						771	773		2
55						770	721		2
56						767	762		2
57						763	743		2
58						761	699		2
59						753	753		2
60						750	702		2
61						802	791		2
62						735	767		2
63						728	778		2
64						724	709		2
65						717	715		2
66						708	739		2
67						700	690		2
68						697	690		2
69						692	695		2
70						684	688		2
71						771	724		2
72						820	825		2
73						793	813		2
74						808	771		2
75						807	802		2
76						805	777		2
77						805	835		2
78						804	791		2
79						802	783		2
80						801	807		2
81						800	802		2
82						800	782		2
83						799	794		2
84						798	800		2
85						796	771		2
86						794	777		2
87						792	781		2
88						791	760		2
89						791	768		2
90						791	797		2
91						791	778		2
92						788	776		2
93						787	771		2
94						787	775		2
95						786	812		2
96						785	771		2
97						785	778		2
98						784	783		2
99						782	771		2
100						782	781		2
101						782	723		2
102						781	801		2
103						781	784		2
104						781	787		2
105						780	767		2
106						780	778		2
107						778	769		2
108						777	783		2
109						777	760		2
110						775	769		2
111						775	761		2
112						774	765		2
113						773	755		2
114						773	755		2
115						773	779		2
116						770	732		2
117						769	755		2
118						768	776		2
119						767	777		2
120						764	769		2
121						763	743		2
122						763	772		2
123						761	774		2
124						761	780		2
125						756	771		2
126						754	764		2
127						753	734		2
128						751	755		2
129						750	745		2
130						748	779		2
131						810	811		2
132						745	739		2
133						744	764		2
134						742	690		2
135						738	759		2
136						737	745		2
137						736	733		2
138						736	748		2
139						732	702		2
140						727	680		2
141						727	825		2
142						724	724		2
143						720	707		2
144						718	718		2
145						716	745		2
146						715	654		2
147						704	696		2
148						701	695		2
149						707	745		2
150						694	690		2
151						690	668		2
152						684	778		2
153						677	668		2
154						675	692		2
155						670	708		2
156						800	786		2
157						796	765		2
158						787	768		2
159						777	776		2
160						788	753		2
161						797	686		2
162						786	663		2
163						771	767		2
164						786	788		2
165						762	759		2
166						791	779		2
167						809	778		2
168						755	737		2
169						823	801		2
170						790	758		2
171						768	754		2
172						781	767		2
173						745	703		2
174						798	794		2
175						772	793		2
176						768	708		2
177						779	725		2
178						799	819		2
179						763	747		2
180						704	691		2
181						732	704		2
182						699	694		2
183						795	798		2
184						801	799		2
185						759	754		2
186						673	760		2
187						761	760		2
188						777	774		2
189						778	786		2
190						793	794		2
191						773	762		2
192						778	800		3
193						790	778		3
194						738	729		3
195						771	722		3
196						791	682		3
197						745	739		3
198						781	792		3
199						767	790		3
200						788	706		3
201						809
202						798	770		3
203						807	790		3
204						762	766		3
205						789	765		3
206						800	698		3
207						778	771		3
208						788	768		3
209						741	751		3
210						701	666		3
211						742	803		3
212						788	785		3
213						793	791		3
214						759	774		3
215						808	786		3
216						755	697		3
217						779	791		3
218						781	775		3
219						720	699		3
220						778
221						801
222						793
223						749
224						789
225						753
226						743
227						758
228						811
229						788
230						802
231						773
232						794
233						758
234						787
235						758	762		3
236						736
237						783
238						720
239						804
240						795
241						782
242						753
243						807
244						745
245						789
246						766
247						790
248						786
249						789
250						793
251						733
252						730
253						760
254						746
255						728
256						787
257						796
258						791
259						770
260						790
261						762
262						800
263						732
264						720
265						761
266						792
267						773
268						794
269						769
270						761
271						781
272						754
273						805
274						783
275						774
276						799
277						764
278						745
279						702	695		3
280						785
281						723
282						760
283						784
284						789
285						791
286						776
287						764
288						783
289						814
290						775
291						793
292						793
293						761
294						790
295						781
296						748
297						728
298						763
299						726
300						790
301						797
302						798
303						759
304						732
305						775
306						794
307						783
308						742
309						790
310						788
311						779
312						736
313						776
314						786
315						787
316						774
317						758
318						761
319						773
320						726
321						760
322						802
323						778
324						811
325						781
326						774
327						792
328						791
329						757
330						773
331						737
332						797
333						794
334						803
335						798
336						790
337						731
338						759
339						734
340						740
341						782
342						793
343						764
344						735
345						765
346						779
347						798
348						766
349						742
350						782
351						806
352						797
353						774
354						783
355						782
356						766
357						784
358						764
359						766
360						754
361						792
362						808
363						780
364						769
365						809
366						752
367						796
368						739
369						783
370						759
371						804
372						796
373						751
374						761
375						776
376						799
377						760
378						760
379						728
380						761
381						775
382						795
383						754
384						778
385						763
386						798
387						802
388						768
389						799
390						776
391						803
392						783
393						782
394						789
395						786
396						759
397						791
398						797
399						749
400						789
401						815
402						762
403						790
404						723
405						765
406						802
407						764
408						767
409						799
410						786
411						789
412						809
413						752
414						787
415						804
416						770
417						724
418						790
419						800
420						723
421						734
422						779
423						779
424						780
425						722
426						755
427						737
428						797
429						788
430						781
431						791
432						780
433						697
434						738
435						736
436						768
437						784
438						778
439						778
440						781
441						798
442						726
443						748
444						747
445						774
446						767
447						762
448						812
449						816
450						808	779		2
451						795	771		2
452						772	761		2
453						763	777		2
454						761	748		2
455						781	766		2
456						764	761		2
457						732	711		2
458						807	690		2
459						734	671		2
460						777	766		2
461						785	759		2
462						796	797		2
463						689	703		2
464						813	782		2
465						798	794		2
466						798	768		2
467						738	783		2
468						766	746		2
469						798	783		2
470						792	754		2
471						745
472						784	789		2
473						677	690		2
474						727	652		2
475						743	743		2
476						784	750		2
477						774
478						794	716		2
479						762	754		2
480						792	766		2
481						788	758		2
482						778	773		2
483						798	784		3
484						786	787		3
485						794	785		3
486						802	787		3
487						798	801		3
488						811	790		3
489						792	779		3
490						809	765		3
491						667	698		3
492						781	778		3
493						753	769		3
494						748	764		3
495						768	718		3
496						787	788		3
497						757	750		3
498						783	760		3
499						790	753		3
500						743	771		3
501						782	757		3
502						756	707		3
503						801	806		3
504						719	716		3
505						779	793		3
506						802	773		3
507						748	793		3
508						781	778		3
509						787	794		3
510						735	729		3
511						735	731		3

	91	92	93	94	95	96	97	98	99	100
	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure
1								000000000000
2								000000000000
3								000000000000
4								000000000000
5								000000000000
6								000000000000
7								000000000000
8								000000000000
9								000000000000
10								000000000000
11								000000000000
12								000000000000
13								000000000000
14								000000000000
15								000000000000
16								000000000000
17								000000000000
18								000000000000
19								000000000000
20								000000000000
21								000000000000
22								000000000000
23								000000000000
24								000000000000
25								000000000000
26								000000000000
27								000000000000
28								000000000000
29								000000000000
30								000000000000
31								000000000000
32								000000000000
33								000000000000
34								000000000000
35								000000000000
36								000000000000
37								000000000000
38								000000000000
39								000000000000
40								000000000000
41								000000000000
42								000000000000
43								000000000000
44								000000000000
45								000000000000
46								000000000000
47								000000000000
48								000000000000
49								000000000000
50								000000000000
51								000000000000
52								000000000000
53								000000000000
54								000000000000
55								000000000000
56								000000000000
57								000000000000
58								000000000000
59								000000000000
60								000000000000
61								000000000000
62								000000000000
63								000000000000
64								000000000000
65								000000000000
66								000000000000
67								000000000000
68								000000000000
69								000000000000
70								000000000000
71								000000000000
72								000000000000
73								000000000000
74								000000000000
75								000000000000
76								000000000000
77								000000000000
78								000000000000
79								000000000000
80								000000000000
81								000000000000
82								000000000000
83								000000000000
84								000000000000
85								000000000000
86								000000000000
87								000000000000
88								000000000000
89								000000000000
90								000000000000
91								000000000000
92								000000000000
93								000000000000
94								000000000000
95								000000000000
96								000000000000
97								000000000000
98								000000000000
99								000000000000
100								000000000000
101								000000000000
102								000000000000
103								000000000000
104								000000000000
105								000000000000
106								000000000000
107								000000000000
108								000000000000
109								000000000000
110								000000000000
111								000000000000
112								000000000000
113								000000000000
114								000000000000
115								000000000000
116								000000000000
117								000000000000
118								000000000000
119								000000000000
120								000000000000
121								000000000000
122								000000000000
123								000000000000
124								000000000000
125								000000000000
126								000000000000
127								000000000000
128								000000000000
129								000000000000
130								000000000000
131								000000000000
132								000000000000
133								000000000000
134								000000000000
135								000000000000
136								000000000000
137								000000000000
138								000000000000
139								000000000000
140								000000000000
141								000000000000
142								000000000000
143								000000000000
144								000000000000
145								000000000000
146								000000000000
147								000000000000
148								000000000000
149								000000000000
150								000000000000
151								000000000000
152								000000000000
153								000000000000
154								000000000000
155								000000000000
156								000000000000
157								000000000000
158								000000000000
159								000000000000
160								000000000000
161								000000000000
162								000000000000
163								000000000000
164								000000000000
165								000000000000
166								000000000000
167								000000000000
168								000000000000
169								000000000000
170								000000000000
171								000000000000
172								000000000000
173								000000000000
174								000000000000
175								000000000000
176								000000000000
177								000000000000
178								000000000000
179								000000000000
180								000000000000
181								000000000000
182								000000000000
183								000000000000
184								000000000000
185								000000000000
186								000000000000
187								000000000000
188								000000000000
189								000000000000
190								000000000000
191								000000000000
192								000000000000
193								000000000000
194								000000000000
195								000000000000
196								000000000000
197								000000000000
198								000000000000
199								000000000000
200								000000000000
201								000000000000
202								000000000000
203								000000000000
204								000000000000
205								000000000000
206								000000000000
207								000000000000
208								000000000000
209								000000000000
210								000000000000
211								000000000000
212								000000000000
213								000000000000
214								000000000000
215								000000000000
216								000000000000
217								000000000000
218								000000000000
219								000000000000
220								000000000000
221								000000000000
222								000000000000
223								000000000000
224								000000000000
225								000000000000
226								000000000000
227								000000000000
228								000000000000
229								000000000000
230								000000000000
231								000000000000
232								000000000000
233								000000000000
234								000000000000
235								000000000000
236								000000000000
237								000000000000
238								000000000000
239								000000000000
240								000000000000
241								000000000000
242								000000000000
243								000000000000
244								000000000000
245								000000000000
246								000000000000
247								000000000000
248								000000000000
249								000000000000
250								000000000000
251								000000000000
252								000000000000
253								000000000000
254								000000000000
255								000000000000
256								000000000000
257								000000000000
258								000000000000
259								000000000000
260								000000000000
261								000000000000
262								000000000000
263								000000000000
264								000000000000
265								000000000000
266								000000000000
267								000000000000
268								000000000000
269								000000000000
270								000000000000
271								000000000000
272								000000000000
273								000000000000
274								000000000000
275								000000000000
276								000000000000
277								000000000000
278								000000000000
279								000000000000
280								000000000000
281								000000000000
282								000000000000
283								000000000000
284								000000000000
285								000000000000
286								000000000000
287								000000000000
288								000000000000
289								000000000000
290								000000000000
291								000000000000
292								000000000000
293								000000000000
294								000000000000
295								000000000000
296								000000000000
297								000000000000
298								000000000000
299								000000000000
300								000000000000
301								000000000000
302								000000000000
303								000000000000
304								000000000000
305								000000000000
306								000000000000
307								000000000000
308								000000000000
309								000000000000
310								000000000000
311								000000000000
312								000000000000
313								000000000000
314								000000000000
315								000000000000
316								000000000000
317								000000000000
318								000000000000
319								000000000000
320								000000000000
321								000000000000
322								000000000000
323								000000000000
324								000000000000
325								000000000000
326								000000000000
327								000000000000
328								000000000000
329								000000000000
330								000000000000
331								000000000000
332								000000000000
333								000000000000
334								000000000000
335								000000000000
336								000000000000
337								000000000000
338								000000000000
339								000000000000
340								000000000000
341								000000000000
342								000000000000
343								000000000000
344								000000000000
345								000000000000
346								000000000000
347								000000000000
348								000000000000
349								000000000000
350								000000000000
351								000000000000
352								000000000000
353								000000000000
354								000000000000
355								000000000000
356								000000000000
357								000000000000
358								000000000000
359								000000000000
360								000000000000
361								000000000000
362								000000000000
363								000000000000
364								000000000000
365								000000000000
366								000000000000
367								000000000000
368								000000000000
369								000000000000
370								000000000000
371								000000000000
372								000000000000
373								000000000000
374								000000000000
375								000000000000
376								000000000000
377								000000000000
378								000000000000
379								000000000000
380								000000000000
381								000000000000
382								000000000000
383								000000000000
384								000000000000
385								000000000000
386								000000000000
387								000000000000
388								000000000000
389								000000000000
390								000000000000
391								000000000000
392								000000000000
393								000000000000
394								000000000000
395								000000000000
396								000000000000
397								000000000000
398								000000000000
399								000000000000
400								000000000000
401								000000000000
402								000000000000
403								000000000000
404								000000000000
405								000000000000
406								000000000000
407								000000000000
408								000000000000
409								000000000000
410								000000000000
411								000000000000
412								000000000000
413								000000000000
414								000000000000
415								000000000000
416								000000000000
417								000000000000
418								000000000000
419								000000000000
420								000000000000
421								000000000000
422								000000000000
423								000000000000
424								000000000000
425								000000000000
426								000000000000
427								000000000000
428								000000000000
429								000000000000
430								000000000000
431								000000000000
432								000000000000
433								000000000000
434								000000000000
435								000000000000
436								000000000000
437								000000000000
438								000000000000
439								000000000000
440								000000000000
441								000000000000
442								000000000000
443								000000000000
444								000000000000
445								000000000000
446								000000000000
447								000000000000
448								000000000000
449								000000000000
450								000000000000
451								000000000000
452								000000000000
453								000000000000
454								000000000000
455								000000000000
456								000000000000
457								000000000000
458								000000000000
459								000000000000
460								000000000000
461								000000000000
462								000000000000
463								000000000000
464								000000000000
465								000000000000
466								000000000000
467								000000000000
468								000000000000
469								000000000000
470								000000000000
471								000000000000
472								000000000000
473								000000000000
474								000000000000
475								000000000000
476								000000000000
477								000000000000
478								000000000000
479								000000000000
480								000000000000
481								000000000000
482								000000000000
483								000000000000
484								000000000000
485								000000000000
486								000000000000
487								000000000000
488								000000000000
489								000000000000
490								000000000000
491								000000000000
492								000000000000
493								000000000000
494								000000000000
495								000000000000
496								000000000000
497								000000000000
498								000000000000
499								000000000000
500								000000000000
501								000000000000
502								000000000000
503								000000000000
504								000000000000
505								000000000000
506								000000000000
507								000000000000
508								000000000000
509								000000000000
510								000000000000
511								000000000000

	101	102	103	104	105	106	107	108	109	110
	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification
1	6193.00	0.00	5155.00	0.00	6193.00	11348.00	0	5		2
2	8333.33	7002.00	10870.56	0.00	15335.33	26205.97	0	5		2
3	6229.17	7355.79	0.00	0.00	13584.96	13584.96	1	5		3
4	25781.25	0.00	0.00	0.00	25781.25	25781.25	1	5		3
5	24723.00	0.00	0.00	0.00	24723.00	24723.00	1	5		3
6	269436.19	269436.19	0.00	0.00	538872.38	538872.38	1	5		3
7	11030.79	2228.30	0.00	0.00	13259.09	13259.09	1	5		3
8	22253.77	0.00	0.00	0.00	22253.77	22253.77	1	5		3
9	14443.67	3375.00	0.00	0.00	17818.67	17818.67	1	5		3
10	26608.50	0.00	0.00	0.00	26608.50	26608.50	1	5		3
11	116173.15	0.00	0.00	0.00	116173.15	116173.15	1	5		3
12	9583.34	12083.33	0.00	0.00	21666.67	21666.67	1	5		3
13	16666.68	0.00	37595.06	0.00	16666.68	54261.74	1	5		3
14	0.00	0.00	23934.00	0.00	0.00	23934.00	1	4		3
15	17178.00	7719.00	0.00	0.00	24897.00	24897.00	1	5		3
16	50733.88	0.00	0.00	0.00	50733.88	50733.88	1	5		3
17	0.00	0.00	32485.00	0.00	0.00	32485.00	1	5		3
18	35427.34	0.00	0.00	0.00	35427.34	35427.34	1	5		3
19	40000.00	0.00	0.00	0.00	40000.00	40000.00	1	5		3
20	43169.42	0.00	0.00	0.00	43169.42	43169.42	1	5		3
21	12500.00	3750.00	0.00	0.00	16250.00	16250.00	1	5		3
22	29620.00	0.00	0.00	0.00	29620.00	29620.00	1	5		3
23	29166.67	0.00	27083.34	0.00	29166.67	56250.01	0	5		2
24	45422.00	0.00	0.00	0.00	45422.00	45422.00	1	5		3
25	119060.00	0.00	0.00	0.00	119060.00	119060.00	1	5		3
26	45744.00	0.00	0.00	0.00	45744.00	45744.00	1	5		3
27	14000.00	19250.00	0.00	0.00	33250.00	33250.00	1	5		3
28	24330.00	0.00	9767.58	0.00	24330.00	34097.58	0	5		3
29	9501.00	896.00	3216.17	0.00	10397.00	13613.17	1	5		3
30	13109.00	5762.00	0.00	0.00	18871.00	18871.00	1	5		3
31	29611.00	3847.00	0.00	0.00	33458.00	33458.00	1	5		3
32	30942.00	0.00	0.00	0.00	30942.00	30942.00	1	5		3
33	22429.00	0.00	0.00	0.00	22429.00	22429.00	1	5		3
34	16361.00	0.00	0.00	0.00	16361.00	16361.00	1	5		3
35	7939.00	3333.00	0.00	0.00	11272.00	11272.00	1	5		3
36	5542.00	17917.00	0.00	0.00	23459.00	23459.00	1	5		3
37	12802.00	10194.00	0.00	0.00	22996.00	22996.00	1	5		3
38	19500.00	3600.00	0.00	0.00	23100.00	23100.00	1	5		3
39	13542.00	10417.00	0.00	0.00	23959.00	23959.00	1	5		3
40	16435.00	0.00	0.00	0.00	16435.00	16435.00	1	5		3
41	25981.00	13479.00	0.00	0.00	39460.00	39460.00	1	5		3
42	17500.00	0.00	0.00	0.00	17500.00	17500.00	1	5		3
43	22763.00	500.00	0.00	0.00	23263.00	23263.00	0	5		3
44	11880.00	0.00	0.00	0.00	11880.00	11880.00	0	5		3
45	1045.00	53793.00	1045.00	0.00	54838.00	55883.00	1	5		3
46	38000.00	0.00	0.00	0.00	38000.00	38000.00	1	5		3
47	12500.00	0.00	0.00	0.00	12500.00	12500.00	1	5		3
48	73769.00	0.00	0.00	0.00	73769.00	73769.00	1	5		3
49	12344.00	0.00	0.00	0.00	12344.00	12344.00	1	4		3
50	41636.00	29466.00	0.00	0.00	71102.00	71102.00	0	5		3
51	19208.00	0.00	0.00	0.00	19208.00	19208.00	1	5		3
52	53382.00	0.00	0.00	0.00	53382.00	53382.00	1	5		3
53	16299.00	8301.00	0.00	0.00	24600.00	24600.00	1	5		3
54	35112.00	0.00	0.00	0.00	35112.00	35112.00	1	5		3
55	110476.00	1667.00	0.00	0.00	112143.00	112143.00	1	5		3
56	8333.00	16450.00	0.00	0.00	24783.00	24783.00	1	5		3
57	10686.00	26058.00	0.00	0.00	36744.00	36744.00	1	5		3
58	11951.00	10671.00	437.00	0.00	22622.00	23059.00	1	5		3
59	20000.00	8563.00	0.00	0.00	28563.00	28563.00	0	5		3
60	12500.00	14108.00	0.00	0.00	26608.00	26608.00	1	5		3
61	10000.00	0.00	1151.00	11262.51	22413.51	22413.51	1	5		3
62	20000.00	0.00	0.00	0.00	20000.00	20000.00	1	5		3
63	23332.00	0.00	0.00	0.00	23332.00	23332.00	1	5		3
64	23458.00	9914.00	0.00	0.00	33372.00	33372.00	1	5		3
65	43406.00	0.00	0.00	0.00	43406.00	43406.00	1	5		3
66	20774.00	0.00	0.00	0.00	20774.00	20774.00	0	5		3
67	17455.00	0.00	0.00	0.00	17455.00	17455.00	1	5		3
68	62242.00	0.00	0.00	0.00	62242.00	62242.00	1	5		3
69	10926.00	0.00	0.00	0.00	10926.00	10926.00	1	4		3
70	27083.00	10611.00	0.00	0.00	37694.00	37694.00	1	5		3
71	10190.00	11675.00	0.00	0.00	21865.00	21865.00	1	5		3
72	42066.00	0.00	0.00	0.00	42066.00	42066.00	1	5		3
73	13333.00	0.00	0.00	0.00	13333.00	13333.00	1	5		3
74	18685.00	0.00	-1758.00	0.00	18685.00	16927.00	1	5		3
75	20470.00	1009.00	20470.00	0.00	21479.00	41949.00	1	5		3
76	70224.00	0.00	0.00	0.00	70224.00	70224.00	1	5		3
77	49521.00	0.00	0.00	0.00	49521.00	49521.00	1	5		3
78	12771.00	0.00	0.00	0.00	12771.00	12771.00	1	5		3
79	23421.00	0.00	0.00	0.00	23421.00	23421.00	1	5		3
80	7335.00	0.00	0.00	0.00	7335.00	7335.00	1	5		3
81	24889.00	0.00	0.00	0.00	24889.00	24889.00	1	5		3
82	28302.00	8239.00	0.00	0.00	36541.00	36541.00	1	5		3
83	12062.00	9903.00	0.00	0.00	21965.00	21965.00	1	5		3
84	91424.00	0.00	0.00	0.00	91424.00	91424.00	1	5		3
85	36512.00	0.00	0.00	0.00	36512.00	36512.00	1	5		3
86	28816.00	0.00	0.00	0.00	28816.00	28816.00	1	5		3
87	19952.00	4768.00	0.00	0.00	24720.00	24720.00	1	5		3
88	25000.00	0.00	0.00	0.00	25000.00	25000.00	1	5		3
89	21541.00	12000.00	0.00	0.00	33541.00	33541.00	1	5		3
90	13056.00	0.00	3737.37	0.00	13056.00	16793.37	1	5		3
91	16572.00	19297.00	0.00	0.00	35869.00	35869.00	1	5		3
92	32917.00	0.00	0.00	0.00	32917.00	32917.00	1	5		3
93	24152.00	51459.00	0.00	0.00	75611.00	75611.00	1	5		3
94	26138.00	0.00	0.00	0.00	26138.00	26138.00	1	5		3
95	15989.00	8000.00	0.00	0.00	23989.00	23989.00	1	5		3
96	26000.00	0.00	0.00	0.00	26000.00	26000.00	1	5		3
97	19500.00	0.00	0.00	0.00	19500.00	19500.00	1	5		3
98	15600.00	11667.00	0.00	0.00	27267.00	27267.00	1	5		3
99	32100.00	18041.00	0.00	0.00	50141.00	50141.00	1	5		3
100	26878.00	0.00	0.00	0.00	26878.00	26878.00	0	5		3
101	45001.00	0.00	0.00	0.00	45001.00	45001.00	1	5		3
102	119559.00	0.00	0.00	0.00	119559.00	119559.00	1	5		3
103	83333.00	0.00	0.00	0.00	83333.00	83333.00	1	5		3
104	62084.00	0.00	0.00	0.00	62084.00	62084.00	0	5		3
105	23632.00	17010.00	2576.00	0.00	40642.00	43218.00	1	5		3
106	23750.00	13733.00	0.00	0.00	37483.00	37483.00	1	5		3
107	51986.00	0.00	0.00	0.00	51986.00	51986.00	1	5		3
108	23543.00	0.00	0.00	0.00	23543.00	23543.00	1	5		3
109	28918.00	0.00	0.00	0.00	28918.00	28918.00	1	5		3
110	34984.00	0.00	0.00	0.00	34984.00	34984.00	1	5		3
111	48498.00	0.00	0.00	0.00	48498.00	48498.00	1	5		3
112	19849.00	7702.00	0.00	0.00	27551.00	27551.00	1	5		3
113	79480.00	0.00	0.00	0.00	79480.00	79480.00	1	5		3
114	6263.00	14166.00	0.00	0.00	20429.00	20429.00	1	5		3
115	39432.00	1477.00	0.00	0.00	40909.00	40909.00	1	5		3
116	10417.00	24638.00	0.00	0.00	35055.00	35055.00	1	5		3
117	24250.00	0.00	0.00	0.00	24250.00	24250.00	1	5		3
118	40575.00	0.00	0.00	0.00	40575.00	40575.00	0	5		3
119	32067.00	10062.00	0.00	0.00	42129.00	42129.00	1	5		3
120	44396.00	0.00	0.00	0.00	44396.00	44396.00	1	5		3
121	24583.00	0.00	0.00	0.00	24583.00	24583.00	1	5		3
122	39848.00	0.00	0.00	0.00	39848.00	39848.00	0	5		3
123	13684.00	9585.00	0.00	0.00	23269.00	23269.00	1	5		3
124	52251.00	0.00	0.00	0.00	52251.00	52251.00	1	5		3
125	7551.00	0.00	0.00	0.00	7551.00	7551.00	1	5		3
126	19219.00	9268.00	0.00	0.00	28487.00	28487.00	1	5		3
127	60598.00	0.00	0.00	0.00	60598.00	60598.00	1	5		3
128	34985.00	0.00	0.00	0.00	34985.00	34985.00	1	5		3
129	27543.00	0.00	0.00	0.00	27543.00	27543.00	1	5		3
130	4238.00	2160.00	0.00	0.00	6398.00	6398.00	1	5		3
131	25066.00	0.00	0.00	0.00	25066.00	25066.00	1	5		3
132	60374.00	0.00	0.00	0.00	60374.00	60374.00	1	5		3
133	37360.00	2570.00	0.00	0.00	39930.00	39930.00	1	5		3
134	126316.00	0.00	0.00	0.00	126316.00	126316.00	1	5		3
135	36883.00	0.00	0.00	0.00	36883.00	36883.00	1	5		3
136	17500.00	0.00	0.00	0.00	17500.00	17500.00	1	5		3
137	53410.00	0.00	0.00	0.00	53410.00	53410.00	1	5		3
138	36666.00	0.00	0.00	0.00	36666.00	36666.00	1	5		3
139	6125.00	12617.00	0.00	0.00	18742.00	18742.00	1	5		3
140	54549.00	0.00	0.00	0.00	54549.00	54549.00	1	5		3
141	0.00	91519.00	0.00	0.00	91519.00	91519.00	1	5		3
142	30923.00	10242.00	0.00	0.00	41165.00	41165.00	1	5		3
143	89545.00	0.00	0.00	0.00	89545.00	89545.00	1	5		3
144	81760.00	0.00	0.00	0.00	81760.00	81760.00	0	5		3
145	84197.00	0.00	0.00	0.00	84197.00	84197.00	1	5		3
146	25299.00	0.00	0.00	0.00	25299.00	25299.00	1	5		3
147	12923.00	6938.00	0.00	0.00	19861.00	19861.00	1	5		3
148	14369.00	23184.00	0.00	0.00	37553.00	37553.00	1	5		3
149	13750.00	0.00	0.00	0.00	13750.00	13750.00	1	5		3
150	19066.00	9254.00	0.00	0.00	28320.00	28320.00	1	5		3
151	59169.00	0.00	0.00	0.00	59169.00	59169.00	1	5		3
152	12534.00	10135.00	0.00	0.00	22669.00	22669.00	1	5		3
153	40658.00	12501.00	0.00	0.00	53159.00	53159.00	1	5		3
154	28173.00	0.00	0.00	0.00	28173.00	28173.00	1	5		3
155	17222.00	10619.00	0.00	0.00	27841.00	27841.00	0	5		3
156	13583.00	19406.00	0.00	0.00	32989.00	32989.00	1	5		3
157	28051.00	0.00	0.00	0.00	28051.00	28051.00	1	5		3
158	0.00	33333.00	0.00	0.00	33333.00	33333.00	1	5		3
159	11253.00	13476.00	0.00	0.00	24729.00	24729.00	1	5		3
160	57701.00	0.00	0.00	0.00	57701.00	57701.00	1	5		3
161	10130.00	0.00	0.00	0.00	10130.00	10130.00	0	5		3
162		0.00	12866.34	0.00	0.00	12866.34	1	5		3
163	16667.00	0.00	0.00	0.00	16667.00	16667.00	1	5		3
164	13059.00	23013.00	0.00	0.00	36072.00	36072.00	1	5		3
165	66924.00	0.00	0.00	0.00	66924.00	66924.00	1	5		3
166	35417.00	0.00	0.00	0.00	35417.00	35417.00	1	5		3
167	21883.00	0.00	8168.33	0.00	21883.00	30051.33	1	4		3
168	29249.00	0.00	0.00	0.00	29249.00	29249.00	1	5		3
169	9480.00	3640.00	0.00	0.00	13120.00	13120.00	1	5		3
170	18750.00	0.00	7212.00	0.00	25962.00	25962.00	1	5		3
171	19257.00	0.00	0.00	0.00	19257.00	19257.00	1	5		3
172	13821.00	12917.00	0.00	0.00	26738.00	26738.00	1	5		3
173	15000.00	0.00	0.00	0.00	15000.00	15000.00	1	5		3
174	20332.00	0.00	0.00	0.00	20332.00	20332.00	1	5		3
175	8472.00	0.00	8472.00	0.00	8472.00	16944.00	1	5		3
176	64281.00	0.00	0.00	0.00	64281.00	64281.00	1	5		3
177	19095.00	0.00	0.00	0.00	19095.00	19095.00	1	5		3
178	31286.00	0.00	0.00	0.00	31286.00	31286.00	1	5		3
179	15417.00	0.00	0.00	0.00	15417.00	15417.00	1	5		3
180	16724.00	0.00	0.00	0.00	16724.00	16724.00	1	5		3
181	546606.00	0.00	483356.00	0.00	546606.00	1029962.00	1	5		3
182	78618.00	0.00	78618.00	0.00	78618.00	157236.00	1	5		3
183	29314.00	0.00	0.00	0.00	29314.00	29314.00	1	5		3
184	22354.00	0.00	0.00	0.00	22354.00	22354.00	1	5		3
185	14045.00	18665.00	0.00	0.00	32710.00	32710.00	1	5		3
186	36462.00	0.00	0.00	0.00	36462.00	36462.00	1	5		3
187	53137.00	0.00	0.00	0.00	53137.00	53137.00	1	5		3
188	17467.00	1850.00	0.00	0.00	19317.00	19317.00	1	5		3
189	24263.00	0.00	0.00	0.00	24263.00	24263.00	1	5		3
190	28000.00	0.00	0.00	0.00	28000.00	28000.00	1	5		3
191	0.00	18756.00	0.00	0.00	18756.00	18756.00	0	5		3
192	29166.67	0.00	27083.34	0.00	29166.67	56250.01	0	5		2
193	10417.00	0.00	683.00	751.00	10417.00	11850.58	0	5		2
194	20833.34	0.00	6458.33	0.00	20833.34	27291.67	0	5		3
195	0.00	0.00	67866.74	0.00	0.00	67866.74	0	5		2
196	11875.00	0.00	15000.00	0.00	11875.00	26875.00	0	5		2
197	15831.76	0.00	0.00	0.00	15831.76	15831.76	0	5		3
198	23403.93	0.00	0.00	0.00	23403.93	23403.93	0	5		3
199	21785.71	0.00	16642.06	0.00	21785.71	38427.77	0	5		3
200	17813.00	0.00	3263.00	0.00	17813.00	21076.00	0	5		3
201	20333.92	0.00	8246.00	0.00	20333.92	28579.92	1	5		3
202	20557.00	0.00	-1320.00	0.00	20557.00	19237.00	1	5		3
203	30667.00	0.00	0.00	0.00	30667.00	30667.00	1	5		3
204	18744.24	0.00	15521.88	0.00	18744.24	34266.12	1	5		3
205	50000.00	0.00	0.00	0.00	50000.00	50000.00	1	5		3
206	65354.00	0.00	0.00	0.00	65354.00	65354.00	1	4		3
207	17660.83	2348.42	0.00	0.00	20009.25	20009.25	1	5		3
208	16512.00	0.00	0.00	0.00	16512.00	16512.00	1	5		3
209	12500.00	0.00	7003.82	0.00	12500.00	19503.82	1	5		3
210	28277.00	0.00	-1381.00	-683.00	28277.00	26213.00	1	5		3
211	30416.66	0.00	0.00	0.00	30416.66	30416.66	1	5		3
212	53884.00	0.00	0.00	0.00	53884.00	53884.00	1	5		3
213	0.00	0.00	22028.70	1067.10	0.00	23095.80	1	5		3
214	4054.42	12428.00	0.00	0.00	16482.42	16482.42	1	5		3
215	24500.67	0.00	0.00	0.00	24500.67	24500.67	1	5		3
216	14445.76	0.00	10159.25	0.00	14445.76	24605.01	1	5		3
217	13000.00	0.00	0.00	0.00	13000.00	13000.00	1	5		3
218	0.00	0.00	27631.25	0.00	0.00	27631.25	1	5		3
219	42670.00	5225.00	-1163.00	2668.00	47895.00	49400.00	1	4		3
220	15604.00	5460.00	0.00	0.00	21064.00	21064.00	1	4		3
221	25000.00	0.00	-1609.00	0.00	25000.00	23391.00	1	5		3
222	11166.13	0.00	0.00	0.00	11166.13	11166.13	1	5		3
223	14820.00	10213.75	0.00	0.00	25033.75	25033.75	1	5		3
224	13645.97	14471.77	0.00	0.00	28117.74	28117.74	1	5		3
225	23206.95	0.00	0.00	0.00	23206.95	23206.95	1	5		3
226	13217.00	17232.00	0.00	0.00	30449.00	30449.00	1	5		3
227	6553.44	7347.82	0.00	0.00	13901.26	13901.26	1	5		3
228	7925.50	7083.34	0.00	0.00	15008.84	15008.84	1	5		3
229	15000.00	2950.67	0.00	0.00	17950.67	17950.67	1	5		3
230	9243.08	9943.76	9642.87	0.00	19186.84	28829.71	1	5		3
231	19208.91	8125.02	0.00	0.00	27333.93	27333.93	1	5		3
232	12553.83	11700.22	0.00	0.00	24254.05	24254.05	1	5		3
233	12292.48	6784.27	0.00	0.00	19076.75	19076.75	1	5		3
234	9168.00	4637.34	0.00	0.00	13805.34	13805.34	1	5		3
235	18754.89	0.00	0.00	0.00	18754.89	18754.89	1	5		3
236	14992.77	0.00	0.00	0.00	14992.77	14992.77	1	5		3
237	16878.60	0.00	0.00	0.00	16878.60	16878.60	1	5		3
238	10666.67	33381.29	0.00	0.00	44047.96	44047.96	1	5		3
239	0.00	21462.84	0.00	0.00	21462.84	21462.84	1	5		3
240	10841.96	8279.05	0.00	0.00	19121.01	19121.01	1	5		3
241	51823.62	0.00	0.00	0.00	51823.62	51823.62	1	5		3
242	14583.33	0.00	23504.63	0.00	14583.33	38087.96	1	5		3
243	0.00	80296.30	0.00	0.00	80296.30	80296.30	1	5		3
244	4636.71	3943.00	818.90	818.90	8579.71	10217.51	1	5		3
245	16781.71	0.00	0.00	0.00	16781.71	16781.71	1	5		3
246	9626.92	0.00	746.91	0.00	9626.92	10373.83	1	5		3
247	22641.28	0.00	0.00	0.00	22641.28	22641.28	1	5		3
248	13332.80	2665.87	0.00	0.00	15998.67	15998.67	1	5		3
249	12500.00	0.00	4166.66	0.00	12500.00	16666.66	1	5		3
250	18862.00	5690.16	4313.11	0.00	24552.16	28865.27	1	5		3
251	16138.33	8463.26	0.00	0.00	24601.59	24601.59	1	5		3
252	19719.62	0.00	0.00	0.00	19719.62	19719.62	1	5		3
253	20420.08	0.00	0.00	0.00	20420.08	20420.08	1	5		3
254	295781.58	0.00	0.00	0.00	295781.58	295781.58	1	5		3
255	37142.00	0.00	0.00	0.00	37142.00	37142.00	1	5		3
256	9370.50	0.00	5321.61	0.00	9370.50	14692.11	1	5		3
257	12500.00	8626.80	0.00	0.00	21126.80	21126.80	1	5		3
258	19166.66	7271.55	0.00	0.00	26438.21	26438.21	1	5		3
259	14583.27	0.00	0.00	0.00	14583.27	14583.27	1	5		3
260	28767.75	0.00	0.00	0.00	28767.75	28767.75	1	5		3
261	5193.33	2098.50	4708.91	0.00	7291.83	12000.74	1	5		3
262	1948.45	0.00	15200.00	0.00	1948.45	17148.45	1	5		3
263	27562.91	0.00	0.00	0.00	27562.91	27562.91	1	5		3
264	13820.00	0.00	0.00	0.00	13820.00	13820.00	1	5		3
265	19000.00	915.59	6666.67	0.00	19915.59	26582.26	1	5		3
266	14854.67	0.00	5456.84	0.00	14854.67	20311.51	1	5		3
267	20963.91	0.00	0.00	0.00	20963.91	20963.91	1	5		3
268	3677.00	0.00	5677.38	921.25	3677.00	10275.63	1	5		3
269	0.00	0.00	38330.00	0.00	0.00	38330.00	1	5		3
270	10172.17	0.00	0.00	0.00	10172.17	10172.17	1	5		3
271	24103.62	8696.55	0.00	0.00	32800.17	32800.17	1	5		3
272	16300.83	0.00	9848.29	0.00	16300.83	26149.12	1	5		3
273	18937.94	0.00	0.00	0.00	18937.94	18937.94	1	5		3
274	32201.34	0.00	0.00	0.00	32201.34	32201.34	1	5		3
275	18333.34	7442.93	0.00	0.00	25776.27	25776.27	1	5		3
276	18875.00	0.00	0.00	0.00	18875.00	18875.00	1	5		3
277	19445.13	0.00	0.00	0.00	19445.13	19445.13	1	5		3
278	12916.66	11666.66	0.00	0.00	24583.32	24583.32	1	5		3
279	18750.00	0.00	0.00	0.00	18750.00	18750.00	1	5		3
280	10417.00	13750.00	0.00	0.00	24167.00	24167.00	1	5		3
281	9395.17	9166.66	0.00	0.00	18561.83	18561.83	1	5		3
282	0.00	55676.41	0.00	0.00	55676.41	55676.41	1	5		3
283	7714.33	9335.85	0.00	0.00	17050.18	17050.18	1	5		3
284	12043.25	0.00	0.00	0.00	12043.25	12043.25	1	5		3
285	21541.50	0.00	0.00	0.00	21541.50	21541.50	1	5		3
286	15453.60	0.00	3301.00	0.00	15453.60	18754.60	1	5		3
287	20833.32	0.00	41992.84	0.00	20833.32	62826.16	1	5		3
288	12553.33	0.00	937.50	0.00	12553.33	13490.83	1	5		3
289	14447.41	0.00	0.00	0.00	14447.41	14447.41	1	5		3
290	33142.17	0.00	0.00	0.00	33142.17	33142.17	1	5		3
291	12495.38	0.00	2569.00	0.00	12495.38	15064.38	1	5		3
292	23760.92	0.00	0.00	0.00	23760.92	23760.92	1	5		3
293	13835.53	0.00	0.00	0.00	13835.53	13835.53	1	5		3
294	10333.33	9776.40	0.00	0.00	20109.73	20109.73	1	5		3
295	16982.41	8026.30	0.00	0.00	25008.71	25008.71	1	5		3
296	6203.79	9468.72	0.00	0.00	15672.51	15672.51	1	5		3
297	28531.00	28531.00	0.00	0.00	57062.00	57062.00	1	5		3
298	4556.50	6944.62	0.00	0.00	11501.12	11501.12	1	5		3
299	5833.33	2708.51	0.00	0.00	8541.84	8541.84	1	5		3
300	7500.00	10426.00	0.00	0.00	17926.00	17926.00	1	5		3
301	15833.34	0.00	0.00	0.00	15833.34	15833.34	1	5		3
302	18985.86	0.00	0.00	0.00	18985.86	18985.86	1	5		3
303	8861.58	2677.33	16207.04	0.00	11538.91	27745.95	1	5		3
304	13596.18	16666.67	0.00	0.00	30262.85	30262.85	1	5		3
305	16900.00	6760.13	79059.00	0.00	23660.13	102719.13	1	5		3
306	22916.66	0.00	17744.50	0.00	22916.66	40661.16	0	5		3
307	6371.09	27083.32	0.00	0.00	33454.41	33454.41	1	5		3
308	40338.75	6000.00	0.00	1976.55	46338.75	48315.30	1	5		3
309	19166.67	0.00	0.00	0.00	19166.67	19166.67	1	5		3
310	20108.33	5125.00	0.00	0.00	25233.33	25233.33	1	5		3
311	7308.15	0.00	4000.10	0.00	7308.15	11308.25	1	5		3
312	1491.90	3797.83	5367.06	0.00	5289.73	10656.79	1	5		3
313	8228.00	0.00	1422.00	0.00	8228.00	9650.00	1	5		3
314	10796.00	0.00	0.00	0.00	10796.00	10796.00	1	5		3
315	95737.33	0.00	0.00	0.00	95737.33	95737.33	1	5		3
316	15000.00	0.00	8958.33	0.00	15000.00	23958.33	1	5		3
317	8332.92	0.00	7253.96	0.00	8332.92	15586.88	1	5		3
318	15806.74	3666.00	0.00	0.00	19472.74	19472.74	1	5		3
319	9446.26	3483.46	0.00	0.00	12929.72	12929.72	1	5		3
320	22522.52	0.00	0.00	0.00	22522.52	22522.52	1	5		3
321	15833.34	0.00	0.00	0.00	15833.34	15833.34	1	5		3
322	12368.00	0.00	0.00	0.00	12368.00	12368.00	1	5		3
323	10226.25	8372.49	0.00	0.00	18598.74	18598.74	1	5		3
324	7220.73	7420.01	0.00	0.00	14640.74	14640.74	1	5		3
325	6716.54	26250.00	0.00	0.00	32966.54	32966.54	1	5		3
326	12500.00	0.00	1594.09	0.00	12500.00	14094.09	1	5		3
327	12500.00	0.00	19437.33	0.00	12500.00	31937.33	1	5		3
328	13384.38	0.00	0.00	0.00	13384.38	13384.38	1	5		3
329	27304.87	0.00	0.00	0.00	27304.87	27304.87	1	5		3
330	27250.00	9016.80	0.00	0.00	36266.80	36266.80	1	5		3
331	23618.25	0.00	0.00	0.00	23618.25	23618.25	1	5		3
332	8193.74	5659.33	0.00	0.00	13853.07	13853.07	1	5		3
333	20799.29	0.00	0.00	0.00	20799.29	20799.29	1	5		3
334	7805.55	8652.87	0.00	0.00	16458.42	16458.42	1	5		3
335	9750.00	5666.68	19867.17	0.00	15416.68	35283.85	1	5		3
336	14804.34	17833.40	0.00	0.00	32637.74	32637.74	1	5		3
337	8750.00	0.00	0.00	0.00	8750.00	8750.00	1	5		3
338	34598.71	0.00	0.00	0.00	34598.71	34598.71	1	5		3
339	15000.00	0.00	0.00	0.00	15000.00	15000.00	1	5		3
340	59956.75	0.00	0.00	0.00	59956.75	59956.75	1	5		3
341	16666.67	0.00	7333.33	0.00	16666.67	24000.00	1	5		3
342	0.00	13498.33	0.00	0.00	13498.33	13498.33	1	5		3
343	10090.00	0.00	0.00	0.00	10090.00	10090.00	1	5		3
344	8924.83	9708.31	0.00	10857.84	18633.14	29490.98	1	5		3
345	12131.30	0.00	0.00	0.00	12131.30	12131.30	1	5		3
346	20292.00	5833.00	0.00	0.00	26125.00	26125.00	1	5		3
347	31250.09	0.00	0.00	0.00	31250.09	31250.09	1	5		3
348	9583.00	4635.00	4724.83	634.00	14218.00	19576.83	1	5		3
349	7683.67	8333.33	0.00	4435.96	16017.00	20452.96	1	5		3
350	10583.00	0.00	7516.00	0.00	10583.00	18099.00	0	5		3
351	14583.33	0.00	0.00	0.00	14583.33	14583.33	1	5		3
352	22083.34	0.00	0.00	0.00	22083.34	22083.34	1	5		3
353	31016.00	0.00	0.00	0.00	31016.00	31016.00	1	5		3
354	25925.00	0.00	9414.66	0.00	25925.00	35339.66	1	5		3
355	46660.00	0.00	0.00	0.00	46660.00	46660.00	1	5		3
356	15000.00	0.00	0.00	0.00	15000.00	15000.00	1	5		3
357	18471.34	0.00	0.00	0.00	18471.34	18471.34	1	5		3
358	15418.08	0.00	0.00	0.00	15418.08	15418.08	1	4		3
359	9146.04	12250.01	0.00	0.00	21396.05	21396.05	1	5		3
360	11493.64	5124.59	0.00	0.00	16618.23	16618.23	1	5		3
361	12692.91	13993.00	0.00	0.00	26685.91	26685.91	1	5		3
362	40381.75	0.00	0.00	0.00	40381.75	40381.75	1	5		3
363	15833.32	0.00	5000.00	0.00	15833.32	20833.32	1	5		3
364	23333.34	0.00	0.00	0.00	23333.34	23333.34	1	5		3
365	16334.07	8333.33	0.00	0.00	24667.40	24667.40	1	5		3
366	20000.00	4524.98	6604.17	0.00	24524.98	31129.15	1	5		3
367	16501.92	0.00	0.00	0.00	16501.92	16501.92	1	5		3
368	20833.33	0.00	8930.08	0.00	20833.33	29763.41	1	5		3
369	7682.25	0.00	5583.00	0.00	7682.25	13265.25	1	5		3
370	0.00	0.00	47187.00	0.00	0.00	47187.00	1	5		3
371	8899.93	6796.42	0.00	0.00	15696.35	15696.35	1	5		3
372	14537.50	4354.61	0.00	0.00	18892.11	18892.11	1	5		3
373	5652.07	2309.82	0.00	670.00	7961.89	8631.89	1	5		3
374	9012.51	2383.41	0.00	0.00	11395.92	11395.92	1	5		3
375	30659.08	0.00	0.00	0.00	30659.08	30659.08	1	5		3
376	13904.90	15844.00	0.00	0.00	29748.90	29748.90	1	5		3
377	21610.83	156.71	0.00	0.00	21767.54	21767.54	1	5		3
378	65547.58	0.00	0.00	0.00	65547.58	65547.58	1	5		3
379	37559.55	0.00	0.00	0.00	37559.55	37559.55	1	5		3
380	13290.29	11641.60	0.00	0.00	24931.89	24931.89	0	5		3
381	33333.34	0.00	0.00	0.00	33333.34	33333.34	1	5		3
382	13053.00	0.00	0.00	0.00	13053.00	13053.00	1	5		3
383	13541.66	47903.92	13700.30	0.00	61445.58	75145.88	1	5		3
384	28201.75	0.00	0.00	0.00	28201.75	28201.75	1	5		3
385	16158.33	0.00	3685.75	0.00	16158.33	19844.08	1	5		3
386	12473.35	0.00	13955.80	0.00	12473.35	26429.15	1	5		3
387	14905.77	0.00	3162.03	0.00	14905.77	18067.80	1	5		3
388	4501.44	6666.68	0.00	4426.09	11168.12	15594.21	1	5		3
389	20000.50	0.00	0.00	0.00	20000.50	20000.50	1	5		3
390	14582.53	12274.44	5913.42	0.00	26856.97	32770.39	1	5		3
391	13743.08	0.00	0.00	0.00	13743.08	13743.08	1	5		3
392	12280.46	10686.35	2762.36	0.00	22966.81	25729.17	1	5		3
393	25525.67	0.00	0.00	0.00	25525.67	25525.67	1	5		3
394	10857.42	0.00	0.00	52590.05	10857.42	63447.47	1	5		3
395	20585.58	0.00	0.00	0.00	20585.58	20585.58	1	5		3
396	12065.41	0.00	0.00	0.00	12065.41	12065.41	1	5		3
397	15833.34	0.00	0.00	0.00	15833.34	15833.34	1	5		3
398	10758.32	0.00	0.00	6260.00	10758.32	17018.32	1	5		3
399	6250.00	11123.00	0.00	2555.50	17373.00	19928.50	1	5		3
400	16356.91	0.00	0.00	0.00	16356.91	16356.91	1	5		3
401	18128.71	5137.14	0.00	0.00	23265.85	23265.85	1	5		3
402	1247.50	0.00	29342.00	0.00	1247.50	30589.50	1	5		3
403	11618.22	0.00	0.00	0.00	11618.22	11618.22	1	5		3
404	1972.00	0.00	19281.82	0.00	1972.00	21253.82	1	5		3
405	13333.33	6746.58	0.00	0.00	20079.91	20079.91	1	5		3
406	15022.88	0.00	10781.67	0.00	15022.88	25804.55	1	5		3
407	6875.00	8155.68	0.00	0.00	15030.68	15030.68	1	5		3
408	36250.00	0.00	0.00	0.00	36250.00	36250.00	1	5		3
409	12500.00	0.00	6901.00	0.00	12500.00	19401.00	1	5		3
410	21248.93	0.00	0.00	0.00	21248.93	21248.93	1	5		3
411	9241.25	0.00	10224.41	0.00	9241.25	19465.66	1	5		3
412	9072.00	9072.00	0.00	0.00	18144.00	18144.00	1	5		3
413	0.00	0.00	99438.29	0.00	0.00	99438.29	1	5		3
414	12500.00	9888.08	0.00	0.00	22388.08	22388.08	1	5		3
415	8883.34	4683.34	0.00	0.00	13566.68	13566.68	1	5		3
416	13120.00	7417.00	0.00	0.00	20537.00	20537.00	1	5		3
417	6842.90	27000.00	0.00	0.00	33842.90	33842.90	1	5		3
418	17000.00	0.00	20.56	0.00	17000.00	17020.56	1	5		3
419	16666.67	431.66	2476.44	1788.53	17098.33	21363.30	1	5		3
420	9584.84	5687.75	0.00	0.00	15272.59	15272.59	1	5		3
421	9071.96	9152.42	0.00	0.00	18224.38	18224.38	1	5		3
422	30275.83	6242.24	0.00	0.00	36518.07	36518.07	1	5		3
423	10790.00	6041.67	1952.50	0.00	16831.67	18784.17	1	5		3
424	10045.00	0.00	0.00	4874.33	10045.00	14919.33	1	5		3
425	18464.70	0.00	10333.33	0.00	18464.70	28798.03	1	5		3
426	35093.04	0.00	0.00	0.00	35093.04	35093.04	1	5		3
427	10728.86	0.00	0.00	0.00	10728.86	10728.86	1	5		3
428	23743.04	6236.82	0.00	0.00	29979.86	29979.86	1	5		3
429	8154.16	7341.66	4195.16	1458.33	15495.82	21149.31	1	5		3
430	36911.33	0.00	2648.00	0.00	36911.33	39559.33	1	5		3
431	44332.00	0.00	-305.00	0.00	44332.00	44027.00	1	5		3
432	14583.33	0.00	22008.25	0.00	14583.33	36591.58	0	5		3
433	141838.00	0.00	0.00	0.00	141838.00	141838.00	0	5		3
434	49242.00	0.00	0.00	0.00	49242.00	49242.00	0	5		2
435	0.00	0.00	11430.00	6263.00	0.00	17693.00	0	5		2
436	14409.13	3992.00	4166.66	0.00	18401.13	22567.79	1	5		3
437	16666.66	10833.42	0.00	0.00	27500.08	27500.08	0	5		2
438	0.00	0.00	28528.00	0.00	0.00	28528.00	0	4		2
439	25000.00	3281.00	1380.00	0.00	28281.00	29661.00	1	5		2
440	36806.26	2266.66	0.00	0.00	39072.92	39072.92	0	5		3
441	0.00	0.00	17206.92	0.00	0.00	17206.92	0	5		2
442	0.00	0.00	26150.33	0.00	0.00	26150.33	1	4		2
443	18750.00	13500.00	0.00	0.00	32250.00	32250.00	0	5		2
444	30833.33	13000.00	0.00	0.00	51151.66	64477.24	1	5		3
445	46332.64	0.00	15797.75	0.00	46332.64	62130.39	0	5		2
446	74208.00	0.00	61216.00	0.00	74208.00	135424.00	1	5		2
447	6000.00	13050.00	0.00	0.00	19050.00	19050.00	1	4		2
448	32583.33	0.00	0.00	0.00	32583.33	32583.33	0	5		3
449	10125.00	19200.00	4639.85	0.00	29325.00	33964.85	1	5		2
450	20000.00	23144.00	0.00	0.00	43144.00	43144.00	1	5		3
451	9915.00	11500.00	0.00	0.00	21415.00	21415.00	0	5		3
452	12925.00	11133.00	0.00	0.00	24058.00	24058.00	0	5		3
453	6863.00	18500.00	0.00	0.00	25363.00	25363.00	1	5		3
454	19791.00	0.00	0.00	0.00	19791.00	19791.00	1	5		3
455	72092.00	0.00	0.00	0.00	72092.00	72092.00	1	5		3
456	13750.00	25000.00	0.00	0.00	38750.00	38750.00	1	5		3
457	9358.00	4496.00	0.00	0.00	13854.00	13854.00	1	5		3
458	97495.00	0.00	0.00	0.00	97495.00	97495.00	0	5		3
459	34000.00	0.00	0.00	0.00	34000.00	34000.00	1	5		3
460	15719.00	17815.00	0.00	0.00	33534.00	33534.00	1	5		3
461	16583.00	0.00	0.00	0.00	16583.00	16583.00	1	5		3
462	33955.00	0.00	0.00	0.00	33955.00	33955.00	1	5		3
463	9112.00	16250.00	0.00	0.00	25362.00	25362.00	1	5		3
464	22206.00	0.00	0.00	0.00	22206.00	22206.00	1	5		3
465	6351.00	12930.00	0.00	0.00	19281.00	19281.00	1	5		3
466	31250.00	5725.00	0.00	0.00	36975.00	36975.00	1	5		3
467	14570.00	0.00	0.00	0.00	14570.00	14570.00	1	5		3
468	13443.00	12083.00	0.00	0.00	25526.00	25526.00	1	5		3
469	17343.00	12520.00	0.00	0.00	29863.00	29863.00	1	5		3
470	35000.00	0.00	0.00	0.00	35000.00	35000.00	1	5		3
471	19679.00	0.00	0.00	0.00	19679.00	19679.00	1	5		3
472	17047.00	0.00	0.00	0.00	17047.00	17047.00	1	5		3
473	42420.00	0.00	0.00	0.00	42420.00	42420.00	1	5		3
474	21325.00	0.00	0.00	0.00	21325.00	21325.00	1	5		3
475	15000.00	0.00	0.00	0.00	15000.00	15000.00	1	5		3
476	15417.00	9167.00	0.00	0.00	24584.00	24584.00	1	5		3
477	12922.00	0.00	0.00	0.00	12922.00	12922.00	1	5		3
478	10333.00	2069.00	0.00	0.00	12402.00	12402.00	1	5		3
479	17510.00	11539.00	0.00	0.00	29049.00	29049.00	1	5		3
480	14583.00	0.00	0.00	0.00	14583.00	14583.00	1	5		3
481	9458.00	8459.00	0.00	0.00	17917.00	17917.00	1	5		3
482	30024.00	0.00	0.00	0.00	30024.00	30024.00	1	5		3
483	10266.34	7757.00	0.00	0.00	18023.34	18023.34	1	5		3
484	20000.00	3061.88	0.00	0.00	23061.88	23061.88	0	5		3
485	22533.34	0.00	0.00	0.00	22533.34	22533.34	1	5		3
486	8245.18	0.00	17387.66	0.00	8245.18	25632.84	1	5		3
487	10289.85	0.00	1969.00	0.00	10289.85	12258.85	1	5		3
488	24999.99	15000.00	0.00	0.00	39999.99	39999.99	1	5		3
489	7877.32	18360.17	0.00	0.00	26237.49	26237.49	1	5		3
490	23340.00	0.00	0.00	0.00	23340.00	23340.00	1	5		3
491	57169.42	6786.16	0.00	0.00	63955.58	63955.58	1	5		3
492	15097.51	0.00	0.00	0.00	15097.51	15097.51	1	5		3
493	14875.00	0.00	0.00	0.00	14875.00	14875.00	1	5		3
494	15606.00	8541.56	0.00	0.00	24147.56	24147.56	1	5		3
495	21547.62	12082.17	0.00	0.00	33629.79	33629.79	1	5		3
496	14838.55	13942.75	0.00	0.00	28781.30	28781.30	1	5		3
497	8148.92	8483.63	0.00	0.00	17986.55	17986.55	1	5		3
498	54166.66	0.00	0.00	0.00	54166.66	54166.66	1	5		3
499	0.00	0.00	106593.00	0.00	0.00	106593.00	1	5		3
500	25040.75	0.00	0.00	0.00	25040.75	25040.75	1	5		3
501	18555.93	0.00	0.00	0.00	18555.93	18555.93	1	5		3
502	7353.17	6989.57	0.00	0.00	14342.74	14342.74	1	5		3
503	6394.58	5311.83	0.00	0.00	11706.41	11706.41	1	5		3
504	9174.64	0.00	0.00	0.00	9174.64	9174.64	1	5		3
505	13648.34	11466.26	0.00	0.00	25114.60	25114.60	1	5		3
506	10076.58	1239.17	0.00	0.00	11315.75	11315.75	0	4		3
507	17070.21	0.00	0.00	0.00	17070.21	17070.21	1	5		3
508	20833.33	0.00	242298.12	0.00	20833.33	263131.45	1	5		3
509	20000.00	19166.66	0.00	0.00	39166.66	39166.66	1	5		3
510	16250.00	0.00	37019.33	0.00	16250.00	53269.33	1	5		3
511	20166.66	9567.62	0.00	0.00	29734.28	29734.28	1	5		3

	111	112	113	114	115	116	117	118	119
	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds
1		3		966841.81	4530.12	0.399200
2		4		4942401.60	7337.67	0.280000			100.000000
3		4		67201.40	5879.57	0.432800
4		4		196542.45	8405.41	0.326028
5		4		652220.12	8687.54	0.351395
6		4		861493.44	50769.32	0.094214
7		4		92527.80	5554.35	0.418909
8		4		323064.33	7755.17	0.348488
9		4		139301.33	7264.05	0.407665
10		4		163487.07	11287.46	0.424205
11		4		446229.95	15513.76	0.133540
12		4		32587.07	5475.60	0.252720			100.000000
13		4		1573146.26	12578.63	0.231814			100.000000
14		4		370465.00	10491.92	0.438369
15		4		330674.34	9876.07	0.396677
16		4		899088.93	20907.84	0.412108
17		4		49231.91	8191.58	0.252165
18		4		10565905.72	6684.75	0.188689
19		4		2676407.73	8221.44	0.205536			100.000000
20		4		138358.18	9235.67	0.213940
21		4		180995.22	6747.98	0.415260
22		4		322348.81	9271.83	0.313026			100.000000
23		4		1075866.50	21375.00	0.380000
24		4		1577106.97	6795.13	0.149566			100.000000
25		4		835043.55	31038.94	0.284876			0.000000
26		4		301855.88	13238.31	0.322720			0.000000
27		4		1065835.42	9843.33	0.254539			0.000000
28		4		97978.16	8316.06	0.233118			0.000000
29		4		313766.08	4813.21	0.318551			0.000000
30		4		328417.08	8044.14	0.262819			0.000000
31		4		136734.06	8775.36	0.301627			100.000000
32		4		1074295.44	11485.05	0.312858			100.000000
33		4		130179.99	10284.15	0.405312			0.000000
34		4		360202.00	4119.70	0.249709			100.000000
35		4		1176829.99	4440.15	0.308439			100.000000
36		4		177429.20	5329.88	0.241767			0.000000
37		4		113909.06	5172.49	0.226516			100.000000
38		4		639270.09	10791.40	0.193835			0.000000
39		4		244776.02	7894.49	0.325687			100.000000
40		4		67240.56	4343.77	0.285792			100.000000
41		4		898205.35	13680.78	0.260676			100.000000
42		4		209480.87	5924.80	0.335355			100.000000
43		4		24159.07	9049.77	0.382890			100.000000
44		4		203690.58	4170.24	0.400193			0.000000
45		4		411152.25	22176.05	0.378881			100.000000
46		4		542456.11	6276.08	0.160460			0.000000
47		4		121689.89	3180.00	0.256299			0.000000
48		4		371035.64	7506.00	0.101783			100.000000
49		4		298425.24	4655.66	0.377142			0.000000
50		4		285519.08	9413.19	0.172356			0.000000
51		4		596066.44	6262.38	0.342330			0.000000
52		4		82184.39	12587.48	0.227973			0.000000
53		4		180191.14	8805.57	0.220472			100.000000
54		4		330267.27	5858.79	0.264646			100.000000
55		4		137283.30	18946.56	0.138627			0.000000
56		4		84354.33	7707.02	0.284876			100.000000
57		4		28654.57	13776.43	0.433494			0.000000
58		4		720894.77	9461.80	0.410311			100.000000
59		4		533729.24	9654.29	0.346241			0.000000
60		4		296948.23	6279.49	0.237534			100.000000
61		4		1575027.89	10113.87	0.600692			100.000000
62		4		472890.17	6689.80	0.573405			100.000000
63		4		144568.42	7044.63	0.354106			100.000000
64		4		67331.05	9341.16	0.234779			0.000000
65		4		79135.98	12161.93	0.280449			100.000000
66		4		175575.74	7581.47	0.333681			100.000000
67		4		629901.53	7255.35	0.440434			100.000000
68		4		222667.47	12045.07	0.208717			100.000000
69		4		162547.57	4270.97	0.400095			100.000000
70		4		392549.79	12574.72	0.276473			0.000000
71		4		243110.27	5754.87	0.298341			0.000000
72		4		601151.28	7841.10	0.186404			0.000000
73		4		304052.51	5385.20	0.400034			0.000000
74		4		362357.05	3919.95	0.212433			0.000000
75		4		3070130.50	10602.61	0.405631			0.000000
76		4		885268.92	19057.39	0.280798			100.000000
77		4		1525282.87	10117.14	0.198958			0.000000
78		4		187897.19	5812.08	0.346321			0.000000
79		4		155082.31	3804.98	0.215473			100.000000
80		4		83002.60	1329.10	0.181275			0.000000
81		4		123594.95	7176.25	0.280303			0.000000
82		4		116340.25	8700.41	0.225319			0.000000
83		4		143554.05	5811.94	0.254226			0.000000
84		4		2823530.05	8200.73	0.090638			0.000000
85		4		188041.40	8674.16	0.253685			0.000000
86		4		150642.63	8716.84	0.279574			0.000000
87		4		290571.63	4810.26	0.195310			0.000000
88		4		668099.49	7717.75	0.292043			0.000000
89		4		1803268.18	11812.47	0.315512			0.000000
90		4		410834.50	7471.37	0.444866			0.000000
91		4		476325.79	12158.16	0.335134			0.000000
92		4		94602.75	7765.12	0.189204			0.000000
93		4		833708.25	14086.33	0.164415			0.000000
94		4		1211542.16	9786.07	0.371881			100.000000
95		4		332436.00	7304.65	0.297654			0.000000
96		4		190750.94	6649.50	0.251899			0.000000
97		4		107011.02	6949.80	0.290726			0.000000
98		4		183415.32	7599.86	0.287118			0.000000
99		4		1262436.99	19643.24	0.205371			0.000000
100		4		1112164.28	9704.57	0.343995			0.000000
101		4		115028.97	10637.79	0.236389			0.000000
102		4		489199.62	14465.44	0.324970			0.000000
103		4		236569.42	11729.95	0.140756			0.000000
104		4		946036.72	13356.75	0.208846			0.000000
105		4		416270.77	16369.68	0.378757			0.000000
106		4		239888.04	8988.05	0.248806			0.000000
107		4		185660.00	7064.90	0.162842			0.000000
108		4		380335.67	6356.85	0.295812			0.000000
109		4		506341.02	7180.34	0.229655			0.000000
110		4		84455.74	7797.93	0.222942			0.000000
111		4		657934.24	8428.95	0.157050			0.000000
112		4		395901.00	5182.34	0.190637			100.000000
113		4		824885.20	20404.11	0.232274			0.000000
114		4		143440.62	7307.45	0.357681			0.000000
115		4		388105.49	11376.79	0.378725			0.000000
116		4		239491.38	12958.78	0.261318			0.000000
117		4		770386.44	8618.45	0.290254			0.000000
118		4		450678.64	6138.59	0.133107			0.000000
119		4		393264.59	12995.11	0.254609			100.000000
120		4		168174.26	10357.59	0.232935			0.000000
121		4		76329.90	6721.73	0.291184			0.000000
122		4		369427.48	11028.73	0.298503			0.000000
123		4		109223.10	6150.00	0.235624			0.000000
124		4		1061295.73	12368.33	0.207281			100.000000
125		4		108442.41	1434.69	0.190062			0.000000
126		4		799446.73	8873.99	0.335270			0.000000
127		4		1662800.74	21603.79	0.425930			0.000000
128		4		296369.92	10118.71	0.307957			0.000000
129		4		119457.79	11708.53	0.435813			0.000000
130		4		39736.42	2211.15	0.282691			0.000000
131		4		146994.15	6138.66	0.258191			0.000000
132		4		1293580.68	9309.67	0.178032			0.000000
133		4		83575.75	8768.63	0.236495			0.000000
134		4		701077.84	11974.76	0.159357			0.000000
135		4		109284.45	7513.07	0.211115			0.000000
136		4		239380.34	6986.88	0.393445			0.000000
137		4		924897.00	16086.56	0.327214			0.000000
138		4		313388.45	12250.11	0.328742			0.000000
139		4		136904.40	5298.55	0.330139			0.000000
140		4		98549.21	7276.84	0.144759			0.000000
141		4		393644.47	13392.89	0.164013			0.000000
142		4		264567.00	13134.52	0.175978			0.000000
143		4		1058143.14	32704.52	0.251264			0.000000
144		4		186801.80	12190.42	0.139421			0.000000
145		4		85233.56	10554.09	0.322095			0.000000
146		4		578993.44	9296.37	0.366516			0.000000
147		4		77799.51	6506.46	0.273328			0.000000
148		4		124032.30	15037.35	0.423756			0.000000
149		4		103000.28	4434.38	0.374168			0.000000
150		4		168652.59	11431.37	0.401684			0.000000
151		4		401292.85	12046.81	0.191002			0.000000
152		4		81832.93	6653.35	0.276488			0.000000
153		4		150364.01	19453.00	0.308287			0.000000
154		4		208386.85	6496.69	0.227956			0.000000
155		4		535876.58	6951.34	0.266599			0.000000
156		4		160503.57	6145.85	0.186798			0.000000
157		4		217702.71	10776.07	0.386069			100.000000
158		4		235007.31	4813.29	0.153677			0.000000
159		4		99935.37	5029.88	0.208374			0.000000
160		4		314298.04	8187.77	0.086028			0.000000
161		4		360887.92	4111.16	0.326620			100.000000
162		4		149314.96	4426.02	0.259560			0.000000
163		4		107127.12	5440.11	0.326821			0.000000
164		4		1630188.26	7578.73	0.296602			0.000000
165		4		169688.62	7937.19	0.118472			0.000000
166		4		108663.36	5528.59	0.156052			0.000000
167		4		2625357.88	8892.19	0.285225			0.000000
168		4		290559.01	13180.48	0.450342			100.000000
169		4		188567.87	4180.43	0.306003			0.000000
170		4		128761.03	8079.63	0.418819			100.000000
171		4		218504.26	10369.70	0.492858			100.000000
172		4		150839.06	6944.66	0.245951			0.000000
173		4		214475.83	4657.80	0.282183			100.000000
174		4		213238.17	7433.79	0.266668			0.000000
175		4		445468.02	5922.10	0.292668			0.000000
176		4		928973.82	12381.81	0.158408			0.000000
177		4		327640.66	5054.45	0.236822			0.000000
178		4		227108.19	9695.53	0.324561			0.000000
179		4		287624.10	3967.56	0.257343			0.000000
180		4		328666.89	8335.58	0.306429			100.000000
181		4		427882.62	55205.96	0.263759			100.000000
182		4		7743940.99	51802.97	0.331972			0.000000
183		4		359404.00	6320.68	0.178228			0.000000
184		4		100178.15	8514.64	0.380903			0.000000
185		4		659742.97	7696.66	0.235255			0.000000
186		4		80277.00	7309.54	0.200467			0.000000
187		4		68060.26	5451.86	0.102610			0.000000
188		4		415270.47	7325.01	0.294159			0.000000
189		4		233775.62	5844.96	0.236866			0.000000
190		4		600794.00	5359.20	0.192206			0.000000
191		4		324286.56	6438.93	0.337643			0.000000
192		4		1068689.22	21375.00	0.380000
193		4		271567.00	4740.23	0.400000
194		4		668674.86	8883.44	0.325500			70.000000
195		4		2698358.00	15609.35	0.230000			100.000000
196		4		680629.00	7256.25	0.270000			100.000000
197		4		286666.96	3484.57	0.220100			100.000000
198		4		351738.39	8502.65	0.363300			100.000000
199		4		916337.63	14775.48	0.384500			100.000000
200		4		1020355.80	5808.55	0.275600
201		4		139193.50	8297.27	0.290318
202		4		142195.04	7316.06	0.380312
203		4		109494.57	6024.96	0.196464			100.000000
204		4		476309.46	6241.37	0.182144			100.000000
205		4		404016.96	16830.00	0.336600			100.000000
206		4		256386.35	10750.73	0.164500			100.000000
207		4		404695.87	8455.87	0.422598			100.000000
208		4		219443.23	4932.56	0.298726
209		4		143956.56	8304.67	0.425797
210		4		44780.13	10278.12	0.392100
211		4		124194.90	5997.31	0.197172			100.000000
212		4		1178369.98	13955.96	0.259000			100.000000
213		4		4323971.43	7849.48	0.339866
214		4		294583.80	7253.91	0.440100
215		4		308409.48	8979.50	0.366500			100.000000
216		4		54106.65	5985.34	0.243257			100.000000
217		4		221395.27	5812.53	0.447118			100.000000
218		4		2836982.17	11511.18	0.416600
219		4		185093.38	21420.04	0.433604			100.000000
220		4		100999.34	6065.69	0.287965
221		4		239606.38	7992.14	0.341676			100.000000
222		4		182379.11	4747.54	0.425173
223		4		77772.49	6116.65	0.244336			100.000000
224		4		656151.44	8039.37	0.285918			100.000000
225		4		306916.31	6092.52	0.262530
226		4		72180.59	9888.40	0.324753			100.000000
227		4		92750.62	5448.79	0.391964
228		4		161766.86	4911.51	0.327241			87.631000
229		4		209002.35	5495.90	0.306167
230		4		258949.36	6968.92	0.241727
231		4		2206298.53	6267.83	0.229306			100.000000
232		4		782067.69	7995.88	0.329672			100.000000
233		4		72715.61	7834.12	0.410663
234		4		145672.32	5570.80	0.403525			100.000000
235		4		144266.55	5052.30	0.269386
236		4		236642.50	6435.32	0.429228
237		4		597550.17	5224.06	0.309508
238		4		408451.78	11868.81	0.269452
239		4		301176.55	4607.69	0.214682
240		4		147604.93	7491.96	0.391818
241		4		190841.87	7727.21	0.149106
242		4		118337.56	9133.38	0.239797
243		4		523259.17	4651.64	0.057931
244		4		80670.50	4490.99	0.439539
245		4		95963.58	6076.61	0.362097
246		4		81984.38	4028.38	0.388321
247		4		585865.86	7025.20	0.310283
248		4		54346.54	7119.70	0.445018			100.000000
249		4		251484.83	7486.58	0.449195			100.000000
250		4		392942.55	11772.73	0.407851
251		4		85928.06	9664.07	0.392823
252		4		232218.34	4813.64	0.244104
253		4		84318.44	9057.08	0.443538
254		4		1196206.44	30257.27	0.102296
255		4		165849.82	14275.79	0.384357			100.000000
256		4		402284.89	7473.27	0.508659			100.000000
257		4		259342.03	7554.12	0.357561			100.000000
258		4		257115.82	8984.31	0.339823			100.000000
259		4		90133.31	4695.43	0.321974
260		4		896903.99	6159.43	0.214109			100.000000
261		4		68855.89	5343.70	0.445281
262		4		47273.30	7519.77	0.438510			86.142300
263		4		179740.29	10593.39	0.384335			100.000000
264		4		180341.66	4893.54	0.354091			100.000000
265		4		218356.70	11276.86	0.424225			100.000000
266		4		43481.59	7460.91	0.367324			100.000000
267		4		167644.72	5003.98	0.238695
268		4		32294.61	4597.50	0.447418
269		4		33099.31	7877.27	0.205512
270		4		295866.87	3617.24	0.355602
271		4		69415.19	9562.82	0.291548
272		4		69898.17	10489.12	0.401127			100.000000
273		4		35197.68	4734.62	0.250007			100.000000
274		4		743624.39	9405.37	0.292080
275		4		141676.42	8189.28	0.317706
276		4		88624.75	5496.23	0.291191
277		4		196820.17	6096.13	0.313504
278		4		120697.45	4200.31	0.170860			100.000000
279		4		51146.99	4933.13	0.263100
280		4		118593.51	10307.78	0.426523
281		4		356250.06	8246.28	0.444260
282		4		219025.07	10821.99	0.194373
283		4		85723.59	5651.73	0.331476
284		4		308110.30	4226.58	0.350950
285		4		239425.29	8796.47	0.408350
286		4		663701.38	8118.49	0.432880
287		4		373910.94	17051.33	0.271405
288		4		77751.83	5811.39	0.430766			100.000000
289		4		354300.00	4544.23	0.314536
290		4		394507.92	8379.00	0.252820
291		4		162810.09	6200.35	0.411590
292		4		217874.74	3775.71	0.158904
293		4		51060.03	5346.45	0.386429
294		4		141258.67	7305.06	0.363260
295		4		122986.19	7414.11	0.296461
296		4		112342.74	2950.13	0.188236
297		4		292631.18	11507.47	0.201666			100.000000
298		4		128544.33	4165.96	0.362222			74.630000
299		4		106829.00	3615.37	0.423254
300		4		236641.68	4501.04	0.251090
301		4		96308.89	4706.97	0.297282			100.000000
302		4		442604.61	7985.38	0.420596			100.000000
303		4		246998.01	7969.14	0.287218
304		4		68651.97	8289.75	0.273925
305		4		74137.50	7523.87	0.073247
306		4		539437.83	7480.96	0.183983
307		4		133453.25	6631.94	0.198238			100.000000
308		4		949984.85	15648.21	0.323877			100.000000
309		4		106440.66	4077.36	0.212732
310		4		45667.36	8090.51	0.320628
311		4		716548.50	4538.65	0.401357
312		4		61355.63	4541.23	0.426135			100.000000
313		4		208252.31	4985.92	0.516676
314		4		212724.62	3881.09	0.359493
315		4		915793.50	16928.18	0.176819
316		4		88736.23	5102.31	0.212966			100.000000
317		4		66583.27	5786.75	0.371258
318		4		185170.76	7095.98	0.364406
319		4		45304.15	5539.45	0.428428
320		4		745639.91	8949.82	0.397372
321		4		283203.60	5739.02	0.362464
322		4		94817.65	5418.09	0.438073
323		4		288511.08	5857.41	0.314936
324		4		198713.79	6561.22	0.448148
325		4		581369.56	14612.16	0.443242			100.000000
326		4		123130.53	6211.56	0.440721
327		4		777374.11	12896.17	0.403796
328		4		35194.69	4867.16	0.363645
329		4		746129.12	4896.83	0.179339
330		4		438069.84	10202.83	0.281327			100.000000
331		4		40007.99	8235.14	0.348677
332		4		118782.39	4262.60	0.307701
333		4		88584.39	6405.93	0.307988			100.000000
334		4		401154.31	4000.66	0.243077			100.000000
335		4		93951.37	9105.14	0.258054
336		4		1369393.09	9286.32	0.284527
337		4		73299.50	3858.02	0.440917
338		4		391896.14	13731.57	0.396881			100.000000
339		4		324880.77	5660.10	0.377340			100.000000
340		4		790056.01	17553.84	0.292775
341		4		62528.12	7510.66	0.312944
342		4		35308.46	4992.79	0.369882
343		4		41947.31	3591.91	0.355987			100.000000
344		4		69340.08	8614.23	0.292097			82.236800
345		4		107285.65	4113.26	0.339062
346		4		145103.84	10628.83	0.406845			100.000000
347		4		131102.48	7175.27	0.229608
348		4		331812.09	7285.34	0.372141			100.000000
349		4		43304.43	6114.25	0.298942
350		4		430272.77	6328.26	0.349647
351		4		209283.53	4246.01	0.291155
352		4		54716.17	4696.27	0.212661
353		4		193533.01	10782.34	0.347638
354		4		67876.90	5664.03	0.160274
355		4		236939.25	15679.81	0.336044			100.000000
356		4		74182.65	4729.90	0.315327			100.000000
357		4		313504.86	6808.76	0.368612
358		4		67880.56	5421.17	0.351611			41.878100
359		4		84028.81	5165.01	0.241400
360		4		30710.01	4212.42	0.253482
361		4		168548.00	7342.39	0.275141
362		4		2087621.62	8013.48	0.198443
363		4		1820988.61	7429.87	0.356634
364		4		216300.49	6767.72	0.290045
365		4		441237.96	9449.02	0.383057			100.000000
366		4		163871.11	10131.14	0.325455			100.000000
367		4		580671.76	7021.30	0.425484
368		4		166671.35	11587.94	0.389335			100.000000
369		4		58936.22	4819.84	0.363343			100.000000
370		4		522537.21	15371.12	0.325749			100.000000
371		4		111906.04	6123.37	0.390114
372		4		382924.59	6524.26	0.345343
373		4		88094.63	3845.89	0.445544
374		4		66276.52	4385.33	0.384816
375		4		376795.90	8633.35	0.281592			100.000000
376		4		55335.10	7666.35	0.257702
377		4		130815.07	6826.78	0.313622
378		4		240234.34	11363.26	0.173359			100.000000
379		4		1196487.68	8322.37	0.221578
380		4		293862.96	7308.46	0.293137
381		4		72294.89	12838.24	0.385147			100.000000
382		4		180859.30	4926.70	0.377438
383		4		739529.01	21899.54	0.291427
384		4		356980.09	5196.91	0.184276			100.000000
385		4		152858.61	7058.88	0.355717
386		4		163330.90	4992.76	0.188911
387		4		655044.19	7761.19	0.429559
388		4		130083.10	5045.76	0.323566
389		4		198602.05	6085.23	0.304254
390		4		404254.61	5974.86	0.182325
391		4		74716.90	4334.69	0.315409			57.695400
392		4		239112.82	10355.32	0.402474			100.000000
393		4		155513.95	7402.19	0.289990			100.000000
394		4		14039644.22	15756.35	0.248337			100.000000
395		4		518419.30	9133.60	0.443689			100.000000
396		4		92346.12	5280.61	0.437665			100.000000
397		4		59656.17	5856.15	0.369862
398		4		147204.49	5132.44	0.301583
399		4		329527.68	5912.11	0.296666			100.000000
400		4		107059.49	4969.44	0.303813
401		4		39008.37	3716.04	0.159721
402		4		190524.48	6620.30	0.216424
403		4		83646.17	5284.47	0.454843			100.000000
404		4		636153.13	5671.52	0.266847			100.000000
405		4		161635.49	7561.53	0.376572
406		4		35585.39	4713.23	0.182651
407		4		231812.69	4063.59	0.270353
408		4		222949.97	5960.88	0.164438
409		4		2734075.26	7904.18	0.407411
410		4		1094386.55	5743.39	0.270291
411		4		1019428.73	5252.79	0.269849
412		4		260340.33	6161.70	0.339600
413		4		237918.86	8297.03	0.083439
414		4		185344.79	5337.68	0.238416
415		4		55386.97	3695.92	0.272426
416		4		85345.26	6443.38	0.313745
417		4		580100.06	7168.10	0.211805
418		4		87140.99	6119.01	0.359507			44.380000
419		4		1498323.99	7059.67	0.330458
420		4		190885.04	4977.20	0.325891			100.000000
421		4		174096.63	6581.84	0.361156
422		4		63968.21	8568.31	0.234632
423		4		201605.77	7215.86	0.384146			100.000000
424		4		217690.79	5390.16	0.361287
425		4		337932.66	12209.50	0.423970
426		4		461609.78	7236.75	0.206216
427		4		85414.19	3979.55	0.370920			100.000000
428		4		58188.97	7925.00	0.264344			100.000000
429		4		108433.77	8183.68	0.386948			100.000000
430		4		4759601.10	10661.75	0.269513			100.000000
431		4		360471.27	8974.68	0.203845			100.000000
432		4		335754.86	13631.61	0.372534			100.000000
433		3		5373337.56	17743.22	0.125095
434		4		1449029.00	12498.85	0.253825			0.000000
435		4		298156.70	5926.82	0.334981			0.000000
436		4		273652.70	7405.60	0.328149
437		4		287909.84	6575.57	0.239111
438		4		70886.00	7478.53	0.262147			0.000000
439		4		895627.49	12636.33	0.426025			100.000000
440		4		763202.51	8740.61	0.223700			100.000000
441		4		842850.49	5817.01	0.338062			100.000000
442		4		340584.04	8795.48	0.336343			100.000000
443		4		201751.88	9102.43	0.282246			100.000000
444		4		439956.90	25405.19	0.394018			100.000000
445		4		11960683.87	11104.44	0.178728
446		4		1687977.09	8414.30	0.062133
447		4		52760.43	4168.67	0.218828
448		4		847381.53	8400.18	0.257806			100.000000
449		4		608162.03	11749.94	0.345944			100.000000
450		4		150510.90	5957.32	0.135327			0.000000
451		4		256010.55	5060.58	0.209166			0.000000
452		4		62902.95	9389.84	0.369449			100.000000
453		4		211762.70	7540.17	0.341680			100.000000
454		4		146199.08	4894.31	0.301528			0.000000
455		4		610372.18	7846.49	0.166461			100.000000
456		4		149923.75	7068.00	0.161552			100.000000
457		4		122067.10	5122.10	0.384596			100.000000
458		4		1089656.97	13235.92	0.130950			100.000000
459		4		518927.98	5451.22	0.232891			100.000000
460		4		199790.89	8874.44	0.255528			0.000000
461		4		58962.69	5021.33	0.302835			0.000000
462		4		112345.51	11093.10	0.267324			0.000000
463		4		291956.18	5862.68	0.240778			0.000000
464		4		1175584.68	7763.00	0.344907			0.000000
465		4		103380.09	5389.43	0.277965			0.000000
466		4		98442.09	5815.43	0.186098			0.000000
467		4		146528.95	5005.67	0.374455			0.000000
468		4		254612.03	9362.68	0.180954			0.000000
469		4		151471.09	11041.55	0.369742			0.000000
470		4		130243.90	7929.60	0.124770			0.000000
471		4		147834.00	4064.34	0.206540			100.000000
472		4		324329.45	4829.07	0.281605			100.000000
473		4		1606888.29	8542.12	0.132888			100.000000
474		4		85315.70	5507.18	0.266729			100.000000
475		4		207267.52	6901.95	0.464867			100.000000
476		4		114594.60	7815.25	0.335584			100.000000
477		4		198389.00	4305.21	0.333160			100.000000
478		4		514593.87	4524.25	0.280233			100.000000
479		4		505720.19	11186.77	0.386693			0.000000
480		4		274974.12	5044.26	0.236209			0.000000
481		4		84833.09	6883.71	0.384227			0.000000
482		4		75587.66	5203.16	0.211593			0.000000
483		4		115021.59	6209.74	0.344539
484		4		333990.67	5518.06	0.239272			100.000000
485		4		391049.56	5956.64	0.264348
486		4		186229.41	6009.00	0.234426			100.000000
487		4		112810.99	4220.35	0.344270			100.000000
488		4		892728.49	6279.04	0.156976			100.000000
489		4		124587.74	4331.02	0.165070			100.000000
490		4		531411.00	5969.51	0.255763
491		4		150071.24	10267.56	0.160542
492		4		532925.26	4535.10	0.300387			100.000000
493		4		38328.32	5193.26	0.349127
494		4		194239.54	7923.76	0.328139
495		4		77277.04	14275.91	0.424502
496		4		137492.50	6434.92	0.223580
497		4		74526.50	6133.36	0.340997
498		4		2050136.49	5064.42	0.093497
499		4		2874616.05	8906.70	0.083558
500		4		935327.41	5850.07	0.233622
501		4		165813.46	5259.20	0.283424
502		4		86089.77	5256.82	0.366514
503		4		171856.66	3153.96	0.269422
504		4		38166.08	3324.03	0.362306
505		4		101805.25	4682.06	0.186428
506		4		43500.56	4491.10	0.396889
507		4		60205.28	5006.80	0.293306
508		4		103939.09	9161.97	0.034819
509		4		475191.44	5293.22	0.135146
510		4		123221.64	6669.43	0.125202
511		4		214422.85	10548.59	0.354762

	120	121	122	123	124	125	126	127	128
	City	State	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date
1	NEW YORK	NY	10024	2	1		1740000.00	3	20110914
2	SAN FRANCISCO	CA	94118	1	1	1600000.00	1700000.00	3	20110602
3	Portland	OR	97229	7	1		670000.00	3	20110906
4	Burlingame	CA	94010	1	1		2100000.00	3	20121003
5	BARRINGTON HILLS	IL	60010	1	1		900000.00	3	20120419
6	Rancho Cucamonga	CA	91737	7	1		1100000.00	3	20120710
7	Atlanta	GA	30339	7	1		885000.00	3	20120811
8	LAS VEGAS	NV	89134	7	1		1400000.00	3	20120912
9	RENO	NV	89511	7	1		820000.00	3	20120703
10	TERRELL HILLS	TX	78209	1	1		1300000.00	3	20120727
11	AUSTIN	TX	78746	7	1		1900000.00	3	20120821
12	DALLAS	TX	75206	1	1	599000.00	603000.00	3	20120815
13	SANTA FE	NM	87506	7	2	1025000.00	1075000.00	3	20120924
14	LA JOLLA	CA	92037	1	1		2450000.00	3	20111126
15	STUART	FL	34994	1	1		1150000.00	3	20120808
16	BOCA RATON	FL	33496	7	2		1981000.00	3	20120907
17	Coppell	TX	75019	1	1		1150000.00	3	20120710
18	CARDIFF BY THE SEA	CA	92007	1	1		1400000.00	3	20120816
19	OAKLAND	CA	94618	1	1	1695000.00	1550000.00	3	20120908
20	Boston	MA	02116	4	1		1500000.00	3	20120702
21	El Paso	TX	79912	7	1		1100000.00	3	20120126
22	Dallas	TX	75230	1	1	1200000.00	1230000.00	3	20120723
23	SAN FRANCISCO	CA	94127	1	1		1650000.00	3	20111121
24	INCLINE VILLAGE	NV	89451	1	1	885000.00	885000.00	3	20120514
25	GERMANTOWN	TN	38139	7	1		652000.00	3	20120517
26	AUSTIN	TX	78701	4	1		1385000.00	3	20120505
27	Portland	OR	97229	1	1		980000.00	3	20120314
28	LONG BEACH	CA	90803	1	1		2400000.00	3	20120418
29	WELLESLEY	MA	02481	1	1		895000.00	3	20120627
30	Hillsborough	CA	94010	1	1		2220000.00	3	20120509
31	PACIFIC PALISADES	CA	90272	1	1	2915000.00	3104000.00	3	20120712
32	Katy	TX	77494	7	1	1195000.00	1195000.00	3	20120508
33	Palm Beach Gardens	FL	33410	7	1		1165000.00	3	20120425
34	Bellaire	TX	77401	1	1	935000.00	935000.00	3	20120604
35	Gaithersburg	MD	20878	7	1	860000.00	860000.00	3	20120607
36	NORWELL	MA	02061	1	1		940000.00	3	20120516
37	Arlington	VA	22207	1	1	995000.00	995000.00	3	20120615
38	Millbrae	CA	94030	1	1		1325000.00	3	20120502
39	CHICAGO	IL	60622	1	1	925000.00	950000.00	3	20120321
40	FERNANDINA BEACH	FL	32034	3	2	239000.00	240000.00	3	20120511
41	TAHOMA	CA	96142	7	2	825000.00	825000.00	3	20120518
42	Dallas	TX	75225	1	1	940000.00	962500.00	3	20120705
43	Wildwood	MO	63038	7	1	1200000.00	1210000.00	3	20120409
44	Lewisville	TX	75056	7	1		691000.00	3	20120705
45	LAIE	HI	96762	1	3	1475000.00	1600000.00	3	20120411
46	Dallas	TX	75220	1	1		700000.00	3	20120515
47	BOULDER	CO	80304	1	1		780000.00	3	20120621
48	Dallas	TX	75229	1	1	1250000.00	1290000.00	3	20120531
49	Great Falls	VA	22066	1	1		1020000.00	3	20120601
50	BELLEVUE	WA	98006	7	1		1150000.00	3	20120619
51	BEVERLY HILLS	CA	90211	1	1		1775000.00	3	20120628
52	CYPRESS	TX	77429	7	1		1200000.00	3	20120628
53	Weston	FL	33327	7	1	1052125.00	1076500.00	3	20120621
54	Issaquah	WA	98027	1	1	1300000.00	1350000.00	3	20120606
55	Kentfield	CA	94904	1	1		3717000.00	3	20120504
56	Houston	TX	77005	1	1	1250000.00	1250000.00	3	20120529
57	San Francisco	CA	94107	3	2		900000.00	3	20120516
58	LOS ANGELES	CA	90024	1	1	2005000.00	2005000.00	3	20120410
59	SARATOGA	CA	95070	1	1		2075000.00	3	20120426
60	CHICAGO	IL	60613	1	1	827500.00	830000.00	3	20120410
61	Sunnyvale	CA	94087	1	1	1450000.00	1450000.00	3	20120406
62	OAK PARK	IL	60302	1	1	900000.00	920000.00	3	20120527
63	Los Angeles	CA	90019	1	1	1015000.00	1040000.00	3	20120404
64	La Selva Beach	CA	95076	1	1		1450000.00	3	20120629
65	PLEASANTON	CA	94566	7	1	1070000.00	1070000.00	3	20120503
66	San Diego	CA	92127	7	1	1200000.00	1200000.00	3	20120523
67	Los Gatos	CA	95030	1	1	1750000.00	1750000.00	3	20120514
68	Bellaire	TX	77401	1	1	1100000.00	1110000.00	3	20120515
69	Longwood	FL	32779	7	1	925000.00	925000.00	3	20120621
70	McLean	VA	22102	1	1		1690000.00	3	20120302
71	LA JOLLA	CA	92037	1	1		1300000.00	3	20120307
72	Dallas	TX	75209	1	1		1800000.00	3	20110911
73	ATLANTA	GA	30324	1	1		860000.00	3	20110920
74	La grange	KY	40031	1	1		590000.00	3	20111019
75	Olympia	WA	98502	1	1		809000.00	3	20120213
76	Houston	TX	77024	7	1	1835000.00	1875000.00	3	20110523
77	SAINT AUGUSTINE	FL	32080	1	2		964000.00	3	20110429
78	VENTURA	CA	93001	1	1		900000.00	3	20120425
79	Mooresville	NC	28117	7	1	1375000.00	1435000.00	3	20111205
80	HUMBLE	TX	77346	7	1		190000.00	3	20101122
81	SPICEWOOD	TX	78669	7	1		1275000.00	3	20120203
82	Plano	TX	75093	1	1		785000.00	3	20110808
83	FOREST HILL	MD	21050	7	1		908000.00	3	20111005
84	ATLANTIC BEACH	FL	32233	1	1		1075000.00	3	20120217
85	ARLINGTON	TX	76012	7	1		930800.00	3	20111123
86	JACKSONVILLE	FL	32224	7	1		975000.00	3	20110907
87	Golden	CO	80403	1	1		740000.00	3	20110128
88	Houston	TX	77005	1	1		1520000.00	3	20110118
89	HOUSTON	TX	77024	7	1		2290000.00	3	20111017
90	ATLANTA	GA	30327	7	1		1113000.00	3	20110224
91	Englewood	CO	80111	1	1		1900000.00	3	20110305
92	ORINDA	CA	94563	1	1		1620000.00	3	20120218
93	NAPLES	FL	34102	1	1		2086000.00	3	20111014
94	NORMAN	OK	73072	7	1	1160000.00	1160000.00	3	20110128
95	RALEIGH	NC	27614	7	1		860000.00	3	20120222
96	Boca Raton	FL	33486	1	1		790000.00	3	20120227
97	BETTENDORF	IA	52722	1	1		723000.00	3	20120615
98	Fairview	TX	75069	7	1		1250000.00	3	20120223
99	Chester	CA	96020	7	2		1750000.00	3	20120504
100	Bellaire	TX	77401	1	1		891000.00	3	20110715
101	Southlake	TX	76092	7	1		870000.00	3	20111118
102	Fort Worth	TX	76107	1	1		3700000.00	3	20120713
103	Tulsa	OK	74105	1	1		730000.00	3	20120625
104	Bellaire	TX	77401	1	1		1100000.00	3	20101230
105	University Park	TX	75205	1	3		1075000.00	3	20120518
106	Hinsdale	IL	60521	1	1		965000.00	3	20120126
107	POTOMAC	MD	20854	7	1		995000.00	3	20101130
108	Winnetka	IL	60093	1	1		1190000.00	3	20110301
109	KNOXVILLE	TN	37934	1	1		1625000.00	3	20101201
110	AUSTIN	TX	78733	7	1		722500.00	3	20110815
111	WINTER PARK	FL	32789	1	1		840000.00	3	20110214
112	Seattle	WA	98117	1	1		725000.00	3	20120608
113	Truckee	CA	96161	7	2		3800000.00	3	20120309
114	MERCER ISLAND	WA	98040	1	1		1174000.00	3	20111108
115	JUPITER	FL	33477	1	1		758000.00	3	20110309
116	Heath	TX	75032	7	1		1195000.00	3	20100930
117	TOMBALL	TX	77377	1	1		850000.00	3	20101229
118	Horseshoe Bay	TX	78657	7	1		605000.00	3	20101119
119	Houston	TX	77005	1	1	1180000.00	1200000.00	3	20111207
120	EVANSVILLE	IN	47715	1	1		1300000.00	3	20110628
121	Dallas	TX	75218	1	1		720000.00	3	20120215
122	Greenville	SC	29607	1	1		1045000.00	3	20111012
123	BOULDER	CO	80302	7	1		920000.00	3	20120521
124	Houston	TX	77027	7	1	1085000.00	1125000.00	3	20110224
125	RIDGE	NY	11961	1	1		290000.00	3	20101211
126	Friendswood	TX	77546	7	1		750000.00	3	20110302
127	Kingwood	TX	77339	7	1		2500000.00	3	20120605
128	Miami	FL	33146	1	1		800000.00	3	20111029
129	NEW ORLEANS	LA	70118	1	1		1230000.00	3	20120214
130	PIERRE	SD	57501	1	1		208500.00	3	20101203
131	WESTERLY	RI	02891	1	2		725000.00	3	20111103
132	MEDIA	PA	19063	1	1		900000.00	3	20111022
133	MOUNTAIN BROOK	AL	35209	1	1		895000.00	3	20110218
134	Austin	TX	78730	7	1		1060000.00	3	20110225
135	WILLIAMSBURG	VA	23185	7	1		1300000.00	3	20101220
136	Montgomery	TX	77356	7	1		1100000.00	3	20120223
137	Del Mar	CA	92014	3	2		950000.00	3	20120130
138	Dillon	CO	80435	7	1		1800000.00	3	20110418
139	CHICAGO	IL	60622	1	1		750000.00	3	20120527
140	GRANGER	IN	46530	7	1		750000.00	3	20111128
141	Boerne	TX	78006	7	1		1600000.00	3	20110621
142	Dallas	TX	75209	1	1		775000.00	3	20110714
143	Dallas	TX	75229	1	1		2300000.00	3	20110616
144	HOUSTON	TX	77024	1	1		1600000.00	3	20110805
145	Dalworthington Gardens	TX	76016	1	1		725000.00	3	20110930
146	Houston	TX	77030	7	1		750000.00	3	20110627
147	Bellaire	TX	77401	1	1		903000.00	3	20120306
148	Boerne	TX	78006	7	1		1890000.00	3	20110422
149	HOLMDEL	NJ	07733	1	1		675000.00	3	20101120
150	Bellaire	TX	77401	1	1		1150000.00	3	20120209
151	SAN CLEMENTE	CA	92672	1	1		1675000.00	3	20110502
152	PONTE VEDRA BEACH	FL	32082	7	1		710000.00	3	20111011
153	Key Biscayne	FL	33149	1	1		1825000.00	3	20110923
154	KETCHUM	ID	83340	1	1		930000.00	3	20111110
155	Houston	TX	77025	7	1		790000.00	3	20111004
156	SAN DIEGO	CA	92131	7	1		1080000.00	3	20120727
157	Satellite Beach	FL	32937	7	1	925000.00	925000.00	3	20120712
158	CARMEL	IN	46032	7	1		615000.00	3	20120627
159	SPRING LAKE	MI	49456	1	1		1030000.00	3	20120814
160	FARMINGTON	NM	87401	1	1		1000000.00	3	20120725
161	Breckenridge	CO	80424	7	1	952500.00	970000.00	3	20120625
162	SEA RANCH LAKES	FL	33308	7	1		1200000.00	3	20120611
163	WESTON	MA	02493	1	1		1450000.00	3	20120626
164	EDGEWATER	MD	21037	1	1		1722000.00	3	20120703
165	HOLLYWOOD	CA	90068	1	1		2000000.00	3	20120720
166	RICHFIELD	OH	44286	1	1		850000.00	3	20120714
167	KIRKLAND	WA	98033	3	1		1000000.00	3	20120718
168	Parker	CO	80138	7	1	835000.00	875000.00	3	20120630
169	Columbine Valley	CO	80123	7	1		890000.00	3	20120710
170	Boca Raton	FL	33433	7	1	1500000.00	1425000.00	3	20120309
171	WEST PALM BEACH	FL	33410	7	1	2050000.00	2200000.00	3	20120621
172	WILLIS	TX	77318	7	1		855000.00	3	20120719
173	San Francisco	CA	94131	1	1	922000.00	922000.00	3	20120705
174	Menlo Park	CA	94025	1	1		1400000.00	3	20120716
175	Bass Lake	CA	93604	1	1		1000000.00	3	20120706
176	Coral Gables	FL	33143	1	1		2600000.00	3	20120719
177	PONTE VEDRA	FL	32082	1	1		1095000.00	3	20120618
178	WEST NEWTON	MA	02465	1	1		1485000.00	3	20120711
179	Chapel HIll	NC	27517	1	1		875000.00	3	20120713
180	Austin	TX	78704	1	1	725000.00	735000.00	3	20120717
181	Dallas	TX	75209	1	1	1123750.00	1200000.00	3	20120612
182	FORT WORTH	TX	76107	1	1		5000000.00	3	20120711
183	AUSTIN	TX	78731	1	1		880000.00	3	20120626
184	PALOS VERDES ESTATES	CA	90275	1	1		1150000.00	3	20120728
185	REDWOOD CITY	CA	94065	7	1		1350000.00	3	20120726
186	Jacksonville	FL	32225	7	1		800000.00	3	20120719
187	BATON ROUGE	LA	70808	1	1		1100000.00	3	20120625
188	MINNEAPOLIS	MN	55403	1	1		980000.00	3	20120814
189	CORVALLIS	OR	97330	1	1		950000.00	3	20120712
190	OWINGS MILLS	MD	21117	1	1		810000.00	3	20120618
191	FORT WORTH	TX	76132	7	1		735000.00	3	20120730
192	GEYSERVILLE	CA	95441	1	2		3400000.00	3	20111119
193	ORINDA	CA	94563	1	1		1400000.00	3	20110830
194	OLD GREENWICH	CT	06870	7	1	2750000.00	2800000.00	3	20111024
195	SAN FRANCISCO	CA	94115	4	1	3450000.00	3450000.00	3	20110429
196	BROOKLYN	NY	11231	13	1	1699999.00	1700000.00	3	20110601
197	FAYETTEVILLE	AR	72703	1	1	650000.00	652000.00	3	20111107
198	TUXEDO	NY	10987	1	1	675000.00	675000.00	3	20110907
199	SHORT HILLS	NJ	07078	1	1	1890000.00	1890000.00	3	20110429
200	CROSS LAKE	MN	56442	1	2		1230000.00	3	20110907
201	Paradise Valley	AZ	85253	1	1		1730000.00	3	20120828
202	San Mateo	CA	94402	1	1		1500000.00	3	20120326
203	Dallas	TX	75209	1	1	985000.00	995000.00	3	20120418
204	SCOTTSDALE	AZ	85258	1	1	900000.00	1050000.00	3	20120216
205	AUSTIN	TX	78703	1	1	1300000.00	1340000.00	3	20120430
206	PANAMA CITY BEACH	FL	32413	7	2	1160000.00	1160000.00	3	20120509
207	BELLAIRE	TX	77401	1	1	1079000.00	1100000.00	3	20120621
208	Dallas	TX	75225	1	1		1119000.00	3	20120411
209	MIAMI BEACH	FL	33140	1	1		1600000.00	3	20111208
210	OXFORD	MS	38655	1	1		1315000.00	3	20111024
211	PONTE VEDRA BEACH	FL	32082	1	1	1390000.00	1450000.00	3	20120218
212	SANTA ROSA BEACH	FL	32459	7	2	1103000.00	1252000.00	3	20120427
213	Addison	TX	75254	1	1		1031000.00	3	20120531
214	IRVINE	CA	92606	7	1		1050000.00	3	20120504
215	WATERSOUND	FL	32413	3	2	995000.00	996000.00	3	20120517
216	NAPLES	FL	34109	7	1	938900.00	940000.00	3	20120608
217	WESTON	FL	33332	7	1	925000.00	1000000.00	3	20120321
218	TENAFLY	NJ	07670	1	1		1575000.00	3	20120216
219	LOS ANGELES	CA	90266	1	1	1775000.00	1790000.00	3	20120208
220	Missoula	MT	59802	1	1		850000.00	3	20120605
221	Vancouver	WA	98661	3	1	664000.00	665000.00	3	20120730
222	Bellevue	WA	98004	1	1		1050000.00	3	20120924
223	Seattle	WA	98144	1	1	1256500.00	1260000.00	3	20121008
224	Kirkland	WA	98033	1	1	1040000.00	1045000.00	3	20121018
225	San Francisco	CA	94117	1	1		1750000.00	3	20120720
226	San Francisco	CA	94118	3	1	1300000.00	1300000.00	3	20120813
227	Redwood City	CA	94061	1	1		1000000.00	3	20120804
228	Orinda	CA	94563	1	1	923000.00	923000.00	3	20120907
229	Redwood City	CA	94062	1	1		1310000.00	3	20121004
230	La Jolla	CA	92037	1	1		1062000.00	3	20120806
231	Saratoga	CA	95070	1	1	1485000.00	1500000.00	3	20121010
232	Mill Valley	CA	94941	1	1	2200000.00	2200000.00	3	20121013
233	San Anselmo	CA	94960	1	1		1350000.00	3	20120904
234	Golden	CO	80401	7	1	775000.00	775000.00	3	20120919
235	Greeley	CO	80631	1	1		985000.00	3	20120601
236	ALAMO	CA	94507	1	1		1200000.00	3	20120702
237	San Rafael	CA	94901	1	1		1250000.00	3	20120626
238	Portland	OR	97210	1	1		1250000.00	98	20120815
239	Virginia Beach	VA	23454	1	1		715000.00	3	20120825
240	Stillwater	MN	55082	1	1		800000.00	3	20120910
241	Centreville	VA	20120	7	1		930000.00	3	20120907
242	Newport Coast	CA	92657	7	1		1200000.00	3	20120905
243	Lakeland	FL	33803	7	1		1140000.00	3	20120918
244	Santa Fe	NM	87505	1	1		1200000.00	3	20120917
245	Austin	TX	78703	1	1		738000.00	3	20120830
246	WASHINGTON TWP	MI	48094	6	1		710000.00	3	20120910
247	Indianapolis	IN	46250	7	1		1625000.00	3	20121008
248	Atlanta	GA	30338	7	1	648000.00	650000.00	3	20120919
249	Jupiter	FL	33458	7	1	895000.00	895000.00	3	20120927
250	SAN DIEGO	CA	92103	1	1		1320000.00	3	20121001
251	Los Angeles	CA	90034	1	1		1820000.00	3	20120927
252	Brisbane	CA	94005	1	1		765000.00	3	20121022
253	San Ramon	CA	94583	1	1		1212000.00	3	20120906
254	FAIRFIELD	CT	06824	1	1		4800000.00	3	20120810
255	DANVILLE	CA	94506	7	1	1099000.00	1100000.00	3	20120730
256	BOULDER	CO	80302	1	1	1600000.00	1600000.00	3	20120824
257	PHOENIX	AZ	85050	7	1	750000.00	750000.00	3	20120911
258	MILTON	DE	19968	1	2	750000.00	765000.00	3	20120823
259	SPRING	TX	77382	1	1		733500.00	3	20120924
260	PHOENIX	AZ	85048	7	1	725000.00	725000.00	3	20120919
261	Yorba Linda	CA	92886	1	1		1160000.00	3	20121019
262	GLENELG	MD	21737	7	1	1000000.00	1001000.00	3	20120924
263	HIGHLAND PARK	TX	75205	1	1	1052050.00	1115000.00	3	20121001
264	MARYSVILLE	WA	98271	1	1	795000.00	800000.00	3	20120926
265	NOVATO	CA	94945	1	1	1275000.00	1275000.00	3	20120620
266	TORRANCE	CA	90501	1	1	804000.00	810000.00	3	20120827
267	St. Louis	MO	63128	1	1		760000.00	3	20120725
268	LOOMIS	CA	95650	1	1		900000.00	3	20120807
269	Chesterfield	MO	63005	7	1		705000.00	3	20120830
270	St. Louis	MO	63124	1	1		707500.00	3	20120928
271	Las Vegas	NV	89135	7	1		1600000.00	3	20120820
272	Weston	FL	33331	7	1	685000.00	775000.00	3	20120920
273	RANCHO SANTA MARGARITA	CA	92679	6	1	860000.00	865000.00	3	20121016
274	Colleyville	TX	76034	1	1		1150000.00	3	20120622
275	San Carlos	CA	94070	1	1		1390000.00	3	20120720
276	San Fransisco	CA	94107	1	1		1400000.00	3	20120801
277	Santa Clarita	CA	91390	1	1		1145000.00	3	20120910
278	Seattle	WA	98112	1	1	998000.00	998000.00	3	20121008
279	MENLO PARK	CA	94025	1	1		1440000.00	3	20120208
280	MENLO PARK	CA	94025	3	1		1290000.00	3	20120715
281	BOCA RATON	FL	33496	7	1		1290000.00	3	20120808
282	SAN MATEO	CA	94402	1	1		2400000.00	3	20120713
283	SANTA BARBARA	CA	93108	1	1		1930000.00	3	20120815
284	WALNUT CREEK	CA	94596	1	1		1000000.00	3	20120911
285	LOS ALAMITOS	CA	90720	1	1		1565000.00	3	20120821
286	HALF MOON BAY	CA	94019	1	1		1369000.00	3	20120828
287	STRATTON	VT	05155	1	2		2050000.00	3	20120912
288	DUBLIN	CA	94568	7	1	878923.00	879000.00	3	20120822
289	SCOTTSDALE	AZ	85255	7	1		2500000.00	3	20120904
290	IRVINE	CA	92620	7	1		1200000.00	3	20120923
291	OAKLAND	CA	94618	1	1		1245000.00	3	20121015
292	WIMBERLEY	TX	78676	1	1		854700.00	3	20120824
293	LOS ANGELES	CA	90068	1	1		916000.00	3	20120917
294	IRVINE	CA	92603	7	1		1445000.00	3	20120912
295	LOS ANGELES	CA	90049	1	1		1650000.00	3	20121018
296	GRANITE BAY	CA	95746	1	1		1000000.00	3	20121018
297	LOS ANGELES	CA	90077	7	1	1490000.00	1490000.00	3	20120925
298	RANCHO CUCAMONGA	CA	91737	1	1	650000.00	650000.00	3	20120924
299	NORTH EASTON	MA	02356	1	1		650000.00	3	20120924
300	TORRANCE	CA	90503	1	1		940000.00	3	20120922
301	LA JOLLA	CA	92037	1	1	900000.00	900000.00	3	20121106
302	SAN FRANCISCO	CA	94127	1	1	979000.00	979000.00	3	20120906
303	SANTA BARBARA	CA	93108	3	1		1550000.00	3	20121018
304	MOUNTAIN VIEW	CA	94040	1	1		1510000.00	3	20121004
305	EL CAJON	CA	92021	1	1		1200000.00	3	20121015
306	Englewood	CO	80113	7	1		1475000.00	3	20120926
307	Virginia Beach	VA	23454	1	1	730000.00	738000.00	3	20120925
308	Santa Barbara	CA	93108	1	1	1900000.00	1900000.00	3	20120928
309	Granite Bay	CA	95746	7	1		750000.00	3	20120913
310	Berkeley	CA	94705	1	1		960000.00	3	20120908
311	Rehoboth Beach	DE	19971	7	1	1325000.00	1325000.00	3	20120911
312	Granite Bay	CA	95746	7	1	850000.00	850000.00	3	20120914
313	DANVILLE	CA	94506	1	1		1425000.00	3	20120605
314	PLEASANTON	CA	94566	1	1		1008000.00	3	20120701
315	TAHOE CITY	CA	96145	7	2		900000.00	3	20120722
316	ALBANY	CA	94706	1	1	936500.00	960000.00	3	20120812
317	SAN JOSE	CA	95135	1	1		1055000.00	3	20120905
318	REDWOOD CITY	CA	94062	1	1		1200000.00	3	20120830
319	DANVILLE	CA	94506	7	1		1025000.00	3	20120831
320	LOS ALTOS HILLS	CA	94022	1	1		2250000.00	3	20120905
321	SAN FRANCISCO	CA	94114	1	1		1475000.00	3	20120917
322	SAN MATEO	CA	94403	1	1		1300000.00	3	20120912
323	SAN DIEGO	CA	92131	7	1		860000.00	3	20120913
324	LIVERMORE	CA	94550	7	1		1060000.00	3	20120912
325	ALAMEDA	CA	94502	7	1	1300000.00	1230000.00	3	20120913
326	BERKELEY	CA	94708	1	1		1385000.00	3	20121006
327	LAGUNA BEACH	CA	92651	7	1		4500000.00	3	20120913
328	SAN JOSE	CA	95120	1	1		975000.00	3	20121003
329	PLEASANTON	CA	94566	1	1		1516000.00	3	20121024
330	KENSINGTON	CA	94707	1	1	1184000.00	1184000.00	3	20121010
331	WOODLAND HILLS	CA	91367	7	1		1100000.00	3	20121008
332	SAN DIEGO	CA	92130	7	1		1020000.00	3	20121010
333	SAN DIEGO	CA	92107	1	1	829000.00	830000.00	3	20121008
334	SEBASTOPOL	CA	95472	1	1	665000.00	665000.00	3	20121003
335	SAN FRANCISCO	CA	94132	1	1		1150000.00	3	20121003
336	SAN JOSE	CA	95120	6	1		853500.00	3	20120927
337	LOS ALTOS	CA	94022	1	1		1455000.00	3	20120904
338	NAPA	CA	94558	1	2	1100000.00	1100000.00	3	20121003
339	LAFAYETTE	CA	94549	1	1	975000.00	1024000.00	3	20121012
340	PASADENA	CA	91103	1	1		2100000.00	3	20121008
341	NEEDHAM	MA	02494	1	1		1175000.00	3	20120727
342	Southboro	MA	01772	1	1		685000.00	3	20120820
343	Newton	MA	02460	1	1	720000.00	720000.00	3	20121003
344	Prosper	TX	75058	7	1	932204.73	905000.00	3	20120924
345	NORTHFIELD	IL	60093	1	1		1000000.00	3	20120713
346	WESTERN SPRINGS	IL	60558	1	1	1425000.00	1425000.00	3	20120725
347	WILMETTE	IL	60091	1	1		1500000.00	3	20120810
348	CHICAGO	IL	60657	1	1	1280000.00	1300000.00	3	20120718
349	HINSDALE	IL	60521	1	1		1250000.00	3	20120730
350	NAPERVILLE	IL	60540	1	1		1050000.00	3	20120723
351	CLARENDON HILLS	IL	60514	1	1		1095000.00	3	20120730
352	ELMHURST	IL	60126	1	1		740000.00	3	20120801
353	Nashville	TN	37205	1	1		1425000.00	3	20120611
354	Duluth	GA	30097	7	1		800000.00	3	20120621
355	Hilton Head Island	SC	29928	1	2	1500000.00	1500000.00	3	20120917
356	dunwoody	GA	30338	1	1	812500.00	812500.00	3	20120926
357	REDMOND	WA	98074	7	1		1928000.00	3	20121005
358	WOODINVILLE	WA	98077	7	1	720000.00	725000.00	3	20121002
359	SAMMAMISH	WA	98075	7	1	745000.00	745000.00	3	20121018
360	KELSO	WA	98626	1	1		832000.00	3	20121015
361	San Carlos	CA	94070	1	1		1450000.00	3	20120720
362	Boston	MA	02118	1	1		1850000.00	3	20120828
363	North Bend	WA	98045	1	1		975000.00	3	20120828
364	San Mateo	CA	94403	1	1		1250000.00	3	20120830
365	Millbrae	CA	94030	1	1	1175000.00	1175000.00	3	20120816
366	Wellesley	MA	02481	1	1	1352000.00	1400000.00	3	20120913
367	San Mateo	CA	94402	1	1		1890000.00	3	20120919
368	Hingham	MA	02043	1	1	1465000.00	1465000.00	3	20120912
369	Weston	MA	02493	1	1	870000.00	870000.00	3	20121003
370	San Francisco	CA	94114	1	1	1575000.00	1575000.00	3	20121002
371	LARKSPUR	CA	94939	1	1		1200000.00	3	20120913
372	NEWPORT BEACH	CA	92663	1	1		2000000.00	3	20120917
373	BASS LAKE	CA	93604	1	1		700000.00	3	20120917
374	DENVER	CO	80209	1	1		1225000.00	3	20121001
375	LA JOLLA	CA	92037	1	1	1205000.00	1205000.00	3	20120925
376	PALO ALTO	CA	94303	1	1		2300000.00	3	20121014
377	SAN DIEGO	CA	92130	7	1		1900000.00	3	20121004
378	LAS VEGAS	NV	89141	7	1	699990.00	700000.00	3	20121020
379	LOS ANGELES	CA	90064	1	1		1670000.00	3	20121001
380	IRVINE	CA	92620	7	1		1271000.00	3	20120731
381	GIG HARBOR	WA	98332	1	1	1075000.00	1075000.00	3	20121010
382	SAN DIEGO	CA	92130	7	1		1068000.00	3	20120810
383	New York	NY	10065	2	1		2900000.00	3	20120927
384	PROVINCETOWN	MA	02657	1	1	872000.00	875000.00	3	20120906
385	Santa Monica	CA	90402	1	1		2280000.00	3	20121003
386	Fairfield	CT	06824	1	1		1015000.00	3	20121009
387	Oakland	CA	94619	1	1		1650000.00	3	20120706
388	MANHATTAN BEACH	CA	90266	1	1		1575000.00	3	20121001
389	Walnut Creek	CA	94595	1	1		1150000.00	3	20120925
390	Boulder	CO	80304	1	1		1125000.00	3	20121009
391	WALNUT CREEK	CA	94598	1	1	875000.00	875000.00	3	20121008
392	SAN DIEGO	CA	92130	1	1	1045000.00	1045000.00	3	20121012
393	VISALIA	CA	93291	1	1	980000.00	980000.00	3	20121011
394	Los Gatos	CA	95030	1	2	2150000.00	2150000.00	3	20121018
395	Indian Harbo	FL	32937	7	1	1050000.00	1090000.00	3	20120831
396	Staten Island	NY	10309	7	1	927500.00	925000.00	3	20120904
397	SAN FRANCISCO	CA	94131	12	1		1450000.00	3	20120918
398	THOUSAND OAKS	CA	91361	7	1		975000.00	3	20120924
399	SAN FRANCISCO	CA	94127	1	1	875000.00	875000.00	3	20120920
400	Hingham	MA	02043	1	1		796000.00	3	20120906
401	Needham	MA	02492	1	1		760000.00	3	20120920
402	Medfield	MA	02052	1	1		1180000.00	3	20120911
403	Natick	MA	01760	1	1	1150000.00	1150000.00	3	20120919
404	Cohasset	MA	02025	1	1	910000.00	930000.00	3	20120924
405	Concord	MA	01742	1	1		835000.00	3	20120618
406	Norfolk	MA	02056	1	1		655000.00	3	20120913
407	Salem	SC	29676	7	1		1150000.00	3	20120723
408	Oak Park	IL	60302	1	1		979000.00	3	20120607
409	Menlo Park	CA	94025	1	1		2320000.00	3	20120801
410	Palo Alto	CA	94306	12	1		1600000.00	3	20120728
411	MILL VALLEY	CA	94941	1	1		2507000.00	3	20120814
412	Sugar Land	TX	77479	7	1		1024000.00	3	20120808
413	YARROW POINT	WA	98004	1	1		1300000.00	3	20120813
414	Bellevue	WA	98006	7	1		1160000.00	3	20120814
415	San Diego	CA	92130	7	1		831000.00	3	20120804
416	La Canada Flintridge	CA	91011	1	1		1350000.00	3	20120710
417	Burlingame	CA	94010	1	1		1650000.00	3	20120828
418	Los Gatos	CA	95032	1	1	1273000.00	1300000.00	3	20120822
419	Lexington	MA	02420	1	1		1270000.00	3	20120917
420	Kirkland	WA	98033	1	1	875000.00	876000.00	3	20120919
421	Mountain View	CA	94040	1	1		1600000.00	3	20120927
422	Hillsborough	NJ	08844	7	1		925000.00	3	20120822
423	Huntington Beach	CA	92649	7	1	1335595.00	1335595.00	3	20121006
424	Orinda	CA	94563	1	1		1175000.00	3	20121003
425	Menlo Park	CA	94025	6	1		1200000.00	3	20120716
426	HOUMA	LA	70360	1	1		1468000.00	3	20120814
427	MERCER ISLAND	WA	98040	1	1	740000.00	775000.00	3	20120921
428	OOLTEWAH	TN	37363	1	1	1100000.00	1100000.00	3	20121004
429	manhattan Beach	CA	90266	1	1	1750000.00	1750000.00	3	20121011
430	BOERNE	TX	78006	7	1	1410000.00	1400000.00	3	20121009
431	CHICAGO	IL	60611	4	1	1575000.00	1575000.00	3	20120718
432	ALAMO	CA	94507	1	1	1375000.00	1375000.00	3	20121005
433	SAN ANSELMO	CA	94960	1	1		3200000.00	3	20120511
434	SAN FRANCISCO	CA	94115	3	1	1050000.00	1050000.00	3	20120706
435	SAN FRANCISCO	CA	94131	1	1	1170000.00	1175000.00	3	20120803
436	San Francisco	CA	94109	3	1		1350000.00	3	20120920
437	SAN FRANCISCO	CA	94105	4	1		1130000.00	3	20120920
438	LAFAYETTE	CA	94549	1	1	1340000.00	1355000.00	3	20120917
439	SAN FRANCISCO	CA	94118	3	1	1410000.00	1410000.00	3	20120926
440	SAN RAFAEL	CA	94901	14	3	900000.00	900000.00	3	20120926
441	APTOS	CA	95003	1	2	849000.00	849000.00	3	20121025
442	TIBURON	CA	94920	1	1	1625000.00	1855000.00	3	20121022
443	ORINDA	CA	94563	1	1	958000.00	958000.00	3	20121026
444	SAN FRANCISCO	CA	94114	1	1	1950000.00	1950000.00	3	20121019
445	Malibu	CA	90265	1	1		2900000.00	3	20121114
446	Santa Monica	CA	90402	1	1		2500000.00	3	20121010
447	Kenwood	CA	95452	1	3		1100000.00	3	20121011
448	SAN FRANCSICO	CA	94114	1	1	1750000.00	1750000.00	3	20121023
449	Cayucos	CA	93430	1	2	1586000.00	1600000.00	3	20121109
450	Menlo Park	CA	94025	1	1		1665000.00	3	20120718
451	Mountain View	CA	94040	1	1		1150000.00	3	20120716
452	DUBLIN	CA	94568	7	1	820000.00	820000.00	3	20120706
453	Vienna	VA	22182	7	1	895000.00	900000.00	3	20120627
454	GREENWOOD VILLAGE	CO	80121	7	1		965000.00	3	20120702
455	Santa Barbara	CA	93110	7	1	2370000.00	2370000.00	3	20120709
456	CHICAGO	IL	60637	1	1	924500.00	943000.00	3	20120724
457	Campbell	CA	95008	1	1	939000.00	939000.00	3	20120730
458	Los Angeles	CA	90046	1	1	1865000.00	1775000.00	3	20120812
459	Mountain View	CA	94041	7	1	1152955.00	1155000.00	3	20120805
460	Los Altos	CA	94024	1	1		2300000.00	3	20120720
461	COTO DE CAZA	CA	92679	7	1		1120000.00	3	20120711
462	SANTA ROSA	CA	95404	1	1		830000.00	3	20120725
463	Glendale	CA	91202	1	1		1100000.00	3	20120731
464	Palm Springs	CA	92262	1	1		805000.00	3	20120619
465	Mountain View	CA	94040	1	1		1300000.00	3	20120809
466	Lafayette	CA	94549	1	1		1330000.00	3	20120727
467	Pacifica	CA	94044	1	1		1000000.00	3	20120723
468	Fremont	CA	94539	1	1		847000.00	3	20120725
469	Saratoga	CA	95070	1	1		1640000.00	3	20120713
470	Danville	CA	94526	1	1		1000000.00	3	20120724
471	Jacksonville	FL	32224	7	1	658000.00	680000.00	3	20120730
472	Fort Lauderdale	FL	33301	7	1	725000.00	855000.00	3	20120717
473	Jacksonville	FL	32256	7	1	770000.00	816000.00	3	20120731
474	Windermere	FL	34786	7	1	735000.00	770000.00	3	20120806
475	Boca Raton	FL	33496	7	1	1060000.00	1065000.00	3	20120716
476	JACKSONVILLE	FL	32226	1	1	1000000.00	1013000.00	3	20120810
477	Lighthouse Point	FL	33064	1	1	839050.00	950000.00	3	20120824
478	WICHITA	KS	67230	1	1	565000.00	570000.00	3	20120807
479	WESTON	MA	02493	1	1		2000000.00	3	20120814
480	BRYN MAWR	PA	19010	1	1		1000000.00	3	20120726
481	GWYNEDD VALLEY	PA	19437	1	1		785000.00	3	20120801
482	SPRING	TX	77382	7	1		760000.00	3	20120802
483	NEEDHAM	MA	02492	1	1		1290000.00	3	20090914
484	BELMONT	MA	02478	1	1	1312500.00	1320000.00	3	20091026
485	SUDBURY	MA	01776	1	1		975000.00	3	20101115
486	SOUTHBOROUGH	MA	01772	1	1	745000.00	775000.00	3	20110317
487	SOMERVILLE	MA	02145	1	1	800000.00	800000.00	3	20110427
488	WINCHESTER	MA	01890	1	1	1520000.00	1570000.00	3	20110418
489	HINGHAM	MA	02043	1	1	932900.00	940000.00	3	20110701
490	BROOKLINE	MA	02467	1	1		1775000.00	3	20110628
491	WINCHESTER	MA	01890	1	1		1775000.00	3	20110718
492	WELLESLEY HILLS	MA	02481	1	1	1272500.00	1300000.00	3	20111221
493	CARLISLE	MA	01741	1	1		1200000.00	3	20111207
494	CHESTNUT HILL	MA	02467	1	1		1250000.00	3	20120209
495	CHESTNUT HILL	MA	02467	1	1		2350000.00	3	20110621
496	WELLESLEY	MA	02481	1	1		1450000.00	3	20120117
497	LEXINGTON	MA	02421	1	1		1370000.00	3	20120213
498	CAMBRIDGE	MA	02140	1	1		2150000.00	3	20120213
499	NEWTON	MA	02467	1	1		1890000.00	3	20120214
500	WELLESLEY	MA	02481	1	1		1195000.00	3	20120102
501	CHARLESTOWN	MA	02129	1	1		1100000.00	3	20120224
502	LEXINGTON	MA	02421	1	1		1100000.00	3	20120308
503	NEEDHAM	MA	02492	1	1		860000.00	3	20120413
504	BROOKLINE	MA	02445	1	1		850000.00	3	20120405
505	WRENTHAM	MA	02093	1	1		800000.00	3	20120315
506	NEEDHAM	MA	02495	1	1		900000.00	3	20120412
507	EASTON	MA	02356	1	1		873000.00	3	20120504
508	NEEDHAM	MA	02492	1	1		2350000.00	3	20120427
509	NEWTON	MA	02459	1	1		1400000.00	3	20120331
510	WESTON	MA	02493	1	1		1500000.00	3	20120204
511	IPSWICH	MA	01938	1	1		1200000.00	3	20120302

	129	130	131	132	133	134	135	136	137	138	139	140
	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent
1								0.574700	0.574700	0	0	0
2								0.800000	0.625000	0	0	0
3								0.835800	0.750000	0	0	0
4								0.459500	0.340400	0	0	0
5								0.771100	0.771100	0	0	0
6								0.700000	0.700000	0	0	0
7								0.563800	0.563800	0	0	0
8								0.571400	0.571400	0	0	0
9								0.651800	0.651800	0	0	0
10								0.500000	0.500000	0	0	0
11								0.353800	0.353800	0	0	0
12								0.800000	0.800000	0	0	0
13								0.487800	0.487800	0	0	0
14								0.691000	0.691000	0	0	0
15								0.600000	0.600000	0	0	0
16								0.282600	0.282600	0	0	0
17								0.710200	0.710200	0	0	0
18								0.521400	0.521400	0	0	0
19								0.548300	0.548300	0	0	0
20								0.620000	0.620000	0	0	0
21								0.648000	0.648000	0	0	0
22								0.750000	0.750000	0	0	0
23								0.778700	0.518100	0	0	0
24								0.700000	0.700000	0	0	0
25								0.800000	0.800000	0	0	0
26								0.722000	0.722000	0	0	0
27								0.728500	0.606100	0	0	0
28								0.365000	0.365000	0	0	0
29								0.663100	0.584900	0	0	0
30								0.315300	0.315300	0	0	0
31								0.348100	0.348100	0	0	0
32								0.585700	0.585700	0	0	0
33								0.650000	0.650000	0	0	0
34								0.679100	0.679100	0	0	0
35								0.697600	0.697600	0	0	0
36								0.788800	0.788800	0	0	0
37								0.800000	0.800000	0	0	0
38								0.533500	0.533500	0	0	0
39								0.800000	0.800000	0	0	0
40								0.581500	0.581500	0	0	0
41								0.700000	0.700000	0	0	0
42								0.800000	0.800000	0	0	0
43								0.800000	0.800000	0	0	0
44								0.800000	0.800000	0	0	0
45								0.600000	0.600000	0	0	0
46								0.800000	0.800000	0	0	0
47								0.775600	0.775600	0	0	0
48								0.800000	0.800000	0	0	0
49								0.794100	0.794100	0	0	0
50								0.780400	0.780400	0	0	0
51								0.538500	0.538500	0	0	0
52								0.773300	0.773300	0	0	0
53								0.800000	0.800000	0	0	0
54								0.769200	0.769200	0	0	0
55								0.484200	0.215200	0	0	0
56								0.800000	0.800000	0	0	0
57								0.688800	0.661100	0	0	0
58								0.698200	0.698200	0	0	0
59								0.455400	0.455400	0	0	0
60								0.628300	0.628300	0	0	0
61								0.689600	0.689600	0	0	0
62								0.750000	0.750000	0	0	0
63								0.800000	0.800000	0	0	0
64								0.681300	0.681300	0	0	0
65								0.800000	0.800000	0	0	0
66								0.750000	0.750000	0	0	0
67								0.600000	0.600000	0	0	0
68								0.800000	0.800000	0	0	0
69								0.667500	0.667500	0	0	0
70								0.865600	0.557900	0	0	0
71								0.876900	0.684600	0	0	0
72			1800000	9	20120828			0.326100	0.326100	0	0	0
73			860000	9	20120828			0.650800	0.606900	0	0	0
74			535000	98	20120906			0.800000	0.800000	0	0	0
75								0.700000	0.700000	0	0	0
76			1850000	10	20120910			0.700000	0.700000	0	0	0
77			932500	5	20121201			0.726100	0.726100	0	0	0
78								0.729300	0.729300	0	0	0
79			1375000	9	20120828			0.700000	0.700000	0	0	0
80			170000	10	20120909			0.407300	0.407300	0	0	0
81								0.544300	0.544300	0	0	0
82			785000	9	20120828			0.761700	0.761700	0	0	0
83			908000	9	20120829			0.703300	0.703300	0	0	0
84								0.781300	0.781300	0	0	0
85			930800	98	20120902			0.704000	0.704000	0	0	0
86			975000	9	20120828			0.800000	0.800000	0	0	0
87			625000	5	20121201			0.709400	0.709400	0	0	0
88			1195000	5	20121201			0.394700	0.394700	0	0	0
89			2290000	9	20120829			0.497800	0.497800	0	0	0
90			770000	5	20121201			0.539000	0.539000	0	0	0
91			1900000	10	20120907			0.578900	0.578900	0	0	0
92								0.509200	0.509200	0	0	0
93			2150000	98	20120904			0.642800	0.642800	0	0	0
94			950000	5	20121201			0.800000	0.800000	0	0	0
95								0.723200	0.723200	0	0	0
96								0.783500	0.783500	0	0	0
97								0.791900	0.791900	0	0	0
98								0.598800	0.440000	0	0	0
99								0.400000	0.400000	0	0	0
100			891000	9	20121008			0.639700	0.639700	0	0	0
101			870000	9	20120828			0.772000	0.772000	0	0	0
102								0.306900	0.306900	0	0	0
103								0.728700	0.728700	0	0	0
104			1150000	10	20120909			0.767200	0.767200	0	0	0
105								0.484500	0.484500	0	0	0
106								0.800000	0.800000	0	0	0
107			990000	10	20120910			0.750000	0.750000	0	0	0
108			1000000	5	20121201			0.478900	0.478900	0	0	0
109			1400000	10	20120910			0.511300	0.511300	0	0	0
110			722500	9	20120829			0.642200	0.642200	0	0	0
111			832875	10	20120907			0.791600	0.791600	0	0	0
112								0.800000	0.800000	0	0	0
113								0.355200	0.355200	0	0	0
114								0.681400	0.681400	0	0	0
115			560000	5	20121201			0.700000	0.700000	0	0	0
116			850000	5	20121201			0.768000	0.768000	0	0	0
117			784000	10	20120907			0.734700	0.734700	0	0	0
118								0.800000	0.800000	0	0	0
119			1200000	9	20120828			0.750000	0.750000	0	0	0
120			1300000	9	20120829			0.769200	0.769200	0	0	0
121								0.748000	0.748000	0	0	0
122			1045000	98	20120904			0.750000	0.750000	0	0	0
123								0.713000	0.713000	0	0	0
124			1250000	10	20120910			0.797200	0.797200	0	0	0
125			270000	10	20120907			0.232700	0.232700	0	0	0
126			850000	5	20121201			0.800000	0.800000	0	0	0
127								0.663900	0.663900	0	0	0
128			800000	9	20120828			0.785000	0.785000	0	0	0
129								0.737300	0.737300	0	0	0
130			225000	10	20120909			0.736200	0.736200	0	0	0
131			725000	9	20120829			0.557200	0.557200	0	0	0
132								0.700000	0.700000	0	0	0
133			690000	5	20121201			0.686700	0.686700	0	0	0
134			1099000	10	20120907			0.800000	0.800000	0	0	0
135								0.542300	0.542300	0	0	0
136								0.435400	0.435400	0	0	0
137								0.700000	0.700000	0	0	0
138								0.735500	0.735500	0	0	0
139								0.800000	0.800000	0	0	0
140			750000	9	20120828			0.738800	0.738800	0	0	0
141			1400000	10	20120908			0.800000	0.800000	0	0	0
142			700000	9	20120829			0.783200	0.783200	0	0	0
143			2345000	5	20121201			0.750000	0.750000	0	0	0
144			1600000	9	20120829			0.425000	0.425000	0	0	0
145			725000	9	20120828			0.705600	0.705600	0	0	0
146			750000	9	20120828			0.696000	0.696000	0	0	0
147								0.675500	0.675500	0	0	0
148								0.754700	0.519000	0	0	0
149			650000	10	20120907			0.422200	0.422200	0	0	0
150								0.652100	0.652100	0	0	0
151								0.597000	0.597000	0	0	0
152			660000	98	20120904			0.741500	0.741500	0	0	0
153			1700000	9	20120828			0.606000	0.496400	0	0	0
154			930000	9	20120830			0.774100	0.774100	0	0	0
155			790000	9	20120828			0.721500	0.721500	0	0	0
156								0.576300	0.576300	0	0	0
157								0.750000	0.750000	0	0	0
158								0.788600	0.788600	0	0	0
159								0.504800	0.504800	0	0	0
160								0.555000	0.555000	0	0	0
161								0.800000	0.800000	0	0	0
162								0.450000	0.450000	0	0	0
163								0.634400	0.582700	0	0	0
164								0.343800	0.343800	0	0	0
165								0.393000	0.393000	0	0	0
166								0.596400	0.596400	0	0	0
167								0.553600	0.553600	0	0	0
168								0.800000	0.800000	0	0	0
169								0.786500	0.786500	0	0	0
170								0.800000	0.800000	0	0	0
171								0.600000	0.600000	0	0	0
172								0.800000	0.800000	0	0	0
173								0.800000	0.800000	0	0	0
174								0.714100	0.714100	0	0	0
175								0.534000	0.534000	0	0	0
176								0.576900	0.576900	0	0	0
177								0.744600	0.602700	0	0	0
178								0.604300	0.604300	0	0	0
179								0.707400	0.707400	0	0	0
180								0.800000	0.800000	0	0	0
181								0.800000	0.800000	0	0	0
182								0.560000	0.560000	0	0	0
183								0.742400	0.742400	0	0	0
184								0.686900	0.686900	0	0	0
185								0.648100	0.648100	0	0	0
186								0.740000	0.740000	0	0	0
187								0.530000	0.530000	0	0	0
188								0.543800	0.543800	0	0	0
189								0.694700	0.694700	0	0	0
190								0.843200	0.665400	0	0	0
191								0.742100	0.742100	0	0	0
192								0.683800	0.683800	0	0	0
193								0.712100	0.712100	0	0	0
194								0.581800	0.400000	0	0	0
195								0.681100	0.550700	0	0	0
196								0.800000	0.800000	0	0	0
197								0.800000	0.800000	0	0	0
198								0.800000	0.800000	0	0	0
199								0.750000	0.750000	0	0	0
200								0.421800	0.421800	0	0	0
201								0.598200	0.453700	0	0	0
202								0.680000	0.680000	0	0	0
203								0.659800	0.659800	0	0	0
204								0.750000	0.750000	0	0	0
205								0.650000	0.650000	0	0	0
206								0.650000	0.650000	0	0	0
207								0.700000	0.700000	0	0	0
208								0.547400	0.547400	0	0	0
209								0.700000	0.700000	0	0	0
210								0.637600	0.637600	0	0	0
211								0.575500	0.575500	0	0	0
212								0.700000	0.700000	0	0	0
213								0.709200	0.709200	0	0	0
214								0.631900	0.631900	0	0	0
215								0.597900	0.597900	0	0	0
216								0.798800	0.798800	0	0	0
217								0.616700	0.616700	0	0	0
218								0.517400	0.517400	0	0	0
219								0.700000	0.700000	0	0	0
220								0.762300	0.762300	0	0	0
221								0.800000	0.800000	0	0	0
222								0.792300	0.792300	0	0	0
223								0.750000	0.750000	0	0	0
224								0.711500	0.711500	0	0	0
225								0.572500	0.372500	0	0	0
226								0.700000	0.700000	0	0	0
227								0.675000	0.675000	0	0	0
228								0.800000	0.800000	0	0	0
229								0.550300	0.550300	0	0	0
230								0.790900	0.790900	0	0	0
231								0.650000	0.650000	0	0	0
232								0.454500	0.454500	0	0	0
233								0.740700	0.740700	0	0	0
234								0.721200	0.721200	0	0	0
235								0.788200	0.788200	0	0	0
236								0.800000	0.800000	0	0	0
237								0.795200	0.555200	0	0	0
238								0.799900	0.799900	0	0	0
239								0.786000	0.702000	0	0	0
240								0.700000	0.700000	0	0	0
241								0.800000	0.800000	0	0	0
242								0.776600	0.776600	0	0	0
243								0.538500	0.538500	0	0	0
244								0.650000	0.650000	0	0	0
245								0.800000	0.800000	0	0	0
246								0.788700	0.788700	0	0	0
247								0.713800	0.584600	0	0	0
248								0.800000	0.800000	0	0	0
249								0.750000	0.750000	0	0	0
250								0.503700	0.503700	0	0	0
251								0.549400	0.549400	0	0	0
252								0.650000	0.650000	0	0	0
253								0.798600	0.798600	0	0	0
254								0.625000	0.625000	0	0	0
255								0.795200	0.795200	0	0	0
256								0.750000	0.750000	0	0	0
257								0.750000	0.750000	0	0	0
258								0.750000	0.750000	0	0	0
259								0.766200	0.766200	0	0	0
260								0.800000	0.800000	0	0	0
261								0.762900	0.762900	0	0	0
262								0.800000	0.800000	0	0	0
263								0.799900	0.799900	0	0	0
264								0.800000	0.800000	0	0	0
265								0.750000	0.750000	0	0	0
266								0.800000	0.800000	0	0	0
267								0.795600	0.795600	0	0	0
268								0.680700	0.680700	0	0	0
269								0.781500	0.781500	0	0	0
270								0.769600	0.769600	0	0	0
271								0.561400	0.561400	0	0	0
272								0.750000	0.750000	0	0	0
273								0.800000	0.800000	0	0	0
274								0.639700	0.639700	0	0	0
275								0.719400	0.719400	0	0	0
276								0.603600	0.600000	0	0	0
277								0.764100	0.764100	0	0	0
278								0.699300	0.699300	0	0	0
279								0.455500	0.455500	0	0	0
280								0.775100	0.775100	0	0	0
281								0.658900	0.658900	0	0	0
282								0.634500	0.634500	0	0	0
283								0.381300	0.381300	0	0	0
284								0.715000	0.715000	0	0	0
285								0.732900	0.732900	0	0	0
286								0.602600	0.602600	0	0	0
287								0.469200	0.469200	0	0	0
288								0.799900	0.799900	0	0	0
289								0.260000	0.260000	0	0	0
290								0.767500	0.588300	0	0	0
291								0.571000	0.571000	0	0	0
292								0.702000	0.702000	0	0	0
293								0.769600	0.769600	0	0	0
294								0.622100	0.622100	0	0	0
295								0.700000	0.700000	0	0	0
296								0.711000	0.711000	0	0	0
297								0.671100	0.671100	0	0	0
298								0.800000	0.800000	0	0	0
299								0.732300	0.732300	0	0	0
300								0.750000	0.750000	0	0	0
301								0.800000	0.800000	0	0	0
302								0.800000	0.800000	0	0	0
303								0.580600	0.580600	0	0	0
304								0.594700	0.594700	0	0	0
305								0.737500	0.737500	0	0	0
306								0.582700	0.582700	0	0	0
307								0.800000	0.800000	0	0	0
308								0.750000	0.750000	0	0	0
309								0.668000	0.668000	0	0	0
310								0.763500	0.763500	0	0	0
311								0.650000	0.650000	0	0	0
312								0.800000	0.800000	0	0	0
313								0.576100	0.576100	0	0	0
314								0.684000	0.659200	0	0	0
315								0.786600	0.786600	0	0	0
316								0.800000	0.800000	0	0	0
317								0.700000	0.700000	0	0	0
318								0.787500	0.787500	0	0	0
319								0.733500	0.660300	0	0	0
320								0.550800	0.550800	0	0	0
321								0.700000	0.700000	0	0	0
322								0.584600	0.584600	0	0	0
323								0.800000	0.800000	0	0	0
324								0.649000	0.649000	0	0	0
325								0.792600	0.792600	0	0	0
326								0.582400	0.516000	0	0	0
327								0.288800	0.177700	0	0	0
328								0.691200	0.691200	0	0	0
329								0.466300	0.466300	0	0	0
330								0.662100	0.662100	0	0	0
331								0.717200	0.717200	0	0	0
332								0.666600	0.666600	0	0	0
333								0.799700	0.799700	0	0	0
334								0.800000	0.800000	0	0	0
335								0.733000	0.733000	0	0	0
336								0.750000	0.750000	0	0	0
337								0.453600	0.453600	0	0	0
338								0.750000	0.750000	0	0	0
339								0.800000	0.800000	0	0	0
340								0.534200	0.534200	0	0	0
341								0.650000	0.650000	0	0	0
342								0.767800	0.767800	0	0	0
343								0.800000	0.800000	0	0	0
344								0.800000	0.800000	0	0	0
345								0.562000	0.562000	0	0	0
346								0.800000	0.800000	0	0	0
347								0.560600	0.560600	0	0	0
348								0.780400	0.780400	0	0	0
349								0.487200	0.487200	0	0	0
350								0.710400	0.710400	0	0	0
351								0.734200	0.734200	0	0	0
352								0.800000	0.800000	0	0	0
353								0.697500	0.697500	0	0	0
354								0.800000	0.731200	0	0	0
355								0.650000	0.650000	0	0	0
356								0.800000	0.800000	0	0	0
357								0.518600	0.518600	0	0	0
358								0.750000	0.750000	0	0	0
359								0.773100	0.773100	0	0	0
360								0.775200	0.775200	0	0	0
361								0.689600	0.689600	0	0	0
362								0.585900	0.585900	0	0	0
363								0.800000	0.800000	0	0	0
364								0.560000	0.560000	0	0	0
365								0.800000	0.800000	0	0	0
366								0.739600	0.739600	0	0	0
367								0.539800	0.539800	0	0	0
368								0.700000	0.631700	0	0	0
369								0.747100	0.747100	0	0	0
370								0.750000	0.750000	0	0	0
371								0.577500	0.577500	0	0	0
372								0.423500	0.348500	0	0	0
373								0.762800	0.762800	0	0	0
374								0.444800	0.444800	0	0	0
375								0.800000	0.800000	0	0	0
376								0.308200	0.308200	0	0	0
377								0.506500	0.506500	0	0	0
378								0.800000	0.800000	0	0	0
379								0.598800	0.598800	0	0	0
380								0.726900	0.726900	0	0	0
381								0.627900	0.627900	0	0	0
382								0.583800	0.583800	0	0	0
383								0.505800	0.505800	0	0	0
384								0.800000	0.800000	0	0	0
385								0.424500	0.424500	0	0	0
386								0.678800	0.678800	0	0	0
387								0.606000	0.606000	0	0	0
388								0.432200	0.432200	0	0	0
389								0.793000	0.793000	0	0	0
390								0.768800	0.768800	0	0	0
391								0.800000	0.800000	0	0	0
392								0.800000	0.800000	0	0	0
393								0.750000	0.750000	0	0	0
394								0.506900	0.506900	0	0	0
395								0.750000	0.750000	0	0	0
396								0.800000	0.800000	0	0	0
397								0.590300	0.590300	0	0	0
398								0.682800	0.682800	0	0	0
399								0.800000	0.800000	0	0	0
400								0.783900	0.783900	0	0	0
401								0.754600	0.754600	0	0	0
402								0.744000	0.722800	0	0	0
403								0.608600	0.608600	0	0	0
404								0.681300	0.681300	0	0	0
405								0.772400	0.772400	0	0	0
406								0.764800	0.764800	0	0	0
407								0.506900	0.506900	0	0	0
408								0.621000	0.621000	0	0	0
409								0.415000	0.415000	0	0	0
410								0.566800	0.441800	0	0	0
411								0.347000	0.347000	0	0	0
412								0.671800	0.671800	0	0	0
413								0.533800	0.533800	0	0	0
414								0.750000	0.750000	0	0	0
415								0.685900	0.685900	0	0	0
416								0.689600	0.689600	0	0	0
417								0.592700	0.592700	0	0	0
418								0.750000	0.750000	0	0	0
419								0.567700	0.410200	0	0	0
420								0.714200	0.714200	0	0	0
421								0.624800	0.624800	0	0	0
422								0.696200	0.696200	0	0	0
423								0.692500	0.692500	0	0	0
424								0.597000	0.597000	0	0	0
425								0.545800	0.545800	0	0	0
426								0.681100	0.681100	0	0	0
427								0.800000	0.800000	0	0	0
428								0.659000	0.659000	0	0	0
429								0.742500	0.742500	0	0	0
430								0.750000	0.750000	0	0	0
431								0.730100	0.730100	0	0	0
432								0.800000	0.800000	0	0	0
433								0.600000	0.600000	0	0	0
434								0.750000	0.750000	0	0	0
435								0.800000	0.800000	0	0	0
436								0.729600	0.729600	0	0	0
437								0.694600	0.694600	0	0	0
438								0.800000	0.800000	0	0	0
439								0.800000	0.800000	0	0	0
440								0.650000	0.650000	0	0	0
441								0.750000	0.750000	0	0	0
442								0.800000	0.800000	0	0	0
443								0.800000	0.800000	0	0	0
444								0.800000	0.697400	0	0	0
445								0.589600	0.589600	0	0	0
446								0.600000	0.600000	0	0	0
447								0.568100	0.568100	0	0	0
448								0.800000	0.800000	0	0	0
449								0.693500	0.693500	0	0	0
450								0.538700	0.538700	0	0	0
451								0.613900	0.613900	0	0	0
452								0.800000	0.800000	0	0	0
453								0.800000	0.800000	0	0	0
454								0.694300	0.694300	0	0	0
455								0.421900	0.421900	0	0	0
456								0.800000	0.800000	0	0	0
457								0.761400	0.761400	0	0	0
458								0.840500	0.840500	0	0	0
459								0.800000	0.700000	0	0	0
460								0.571700	0.571700	0	0	0
461								0.608700	0.608700	0	0	0
462								0.777100	0.777100	0	0	0
463								0.790900	0.790900	0	0	0
464								0.800000	0.800000	0	0	0
465								0.625300	0.625300	0	0	0
466								0.663500	0.663500	0	0	0
467								0.726000	0.726000	0	0	0
468								0.800000	0.800000	0	0	0
469								0.740800	0.740800	0	0	0
470								0.771000	0.771000	0	0	0
471								0.750000	0.750000	0	0	0
472								0.800000	0.800000	0	0	0
473								0.800000	0.800000	0	0	0
474								0.800000	0.800000	0	0	0
475								0.800000	0.800000	0	0	0
476								0.700000	0.700000	0	0	0
477								0.655500	0.655500	0	0	0
478								0.800000	0.800000	0	0	0
479								0.728300	0.728300	0	0	0
480								0.670000	0.670000	0	0	0
481								0.800000	0.800000	0	0	0
482								0.748600	0.748600	0	0	0
483			1235000	5	20121022			0.689900	0.689900	0	0	0
484								0.609500	0.609500	0	0	0
485								0.687100	0.687100	0	0	0
486								0.671100	0.671100	0	0	0
487			640000	5	20121023			0.612500	0.612500	0	0	0
488			1530000	5	20121025			0.592100	0.592100	0	0	0
489			1210000	5	20121023			0.696700	0.696700	0	0	0
490			1345000	5	20121023			0.467600	0.467600	0	0	0
491			1370000	5	20121024			0.619700	0.619700	0	0	0
492								0.620800	0.620800	0	0	0
493								0.537500	0.537500	0	0	0
494								0.664800	0.664800	0	0	0
495								0.502100	0.417000	0	0	0
496								0.638600	0.638600	0	0	0
497								0.547400	0.547400	0	0	0
498								0.325500	0.325500	0	0	0
499								0.700000	0.700000	0	0	0
500								0.590700	0.590700	0	0	0
501								0.641800	0.641800	0	0	0
502								0.679000	0.679000	0	0	0
503								0.575500	0.575500	0	0	0
504								0.656400	0.656400	0	0	0
505								0.711200	0.648700	0	0	0
506								0.684400	0.684400	0	0	0
507								0.647100	0.647100	0	0	0
508								0.425500	0.425500	0	0	0
509								0.732100	0.482100	0	0	0
510								0.750000	0.450000	0	0	0
511								0.779100	0.612500	0	0	0

	141	142	143	144	145	146	147	148	149	150
	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre- Modification Interest (Note) Rate
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121
122
123
124
125
126
127
128
129
130
131
132
133
134
135
136
137
138
139
140
141
142
143
144
145
146
147
148
149
150
151
152
153
154
155
156
157
158
159
160
161
162
163
164
165
166
167
168
169
170
171
172
173
174
175
176
177
178
179
180
181
182
183
184
185
186
187
188
189
190
191
192
193
194
195
196
197
198
199
200
201
202
203
204
205
206
207
208
209
210
211
212
213
214
215
216
217
218
219
220
221
222
223
224
225
226
227
228
229
230
231
232
233
234
235
236
237
238
239
240
241
242
243
244
245
246
247
248
249
250
251
252
253
254
255
256
257
258
259
260
261
262
263
264
265
266
267
268
269
270
271
272
273
274
275
276
277
278
279
280
281
282
283
284
285
286
287
288
289
290
291
292
293
294
295
296
297
298
299
300
301
302
303
304
305
306
307
308
309
310
311
312
313
314
315
316
317
318
319
320
321
322
323
324
325
326
327
328
329
330
331
332
333
334
335
336
337
338
339
340
341
342
343
344
345
346
347
348
349
350
351
352
353
354
355
356
357
358
359
360
361
362
363
364
365
366
367
368
369
370
371
372
373
374
375
376
377
378
379
380
381
382
383
384
385
386
387
388
389
390
391
392
393
394
395
396
397
398
399
400
401
402
403
404
405
406
407
408
409
410
411
412
413
414
415
416
417
418
419
420
421
422
423
424
425
426
427
428
429
430
431
432
433
434
435
436
437
438
439
440
441
442
443
444
445
446
447
448
449
450
451
452
453
454
455
456
457
458
459
460
461
462
463
464
465
466
467
468
469
470
471
472
473
474
475
476
477
478
479
480
481
482
483							9/19/2011			0.055
484							4/17/2012			0.055
485							1/28/2012			0.04875
486							3/16/2012			0.04875
487							4/25/2012			0.04875
488							2/23/2012			0.04875
489							4/20/2012			0.04625
490							4/24/2012			0.04625
491							4/24/2012			0.04625
492
493
494
495
496
497
498
499
500
501
502
503
504
505
506
507
508
509
510
511

	151	152	153	154	155	156	157	158	159	160
	Pre- Modification P&I Payment	Pre- Modification Initial Interest Rate Change Downward Cap	Pre- Modification Subsequent Interest Rate Cap	Pre- Modification Next Interest Rate Change Date	Pre- Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry
1										14
2										15
3										12
4										12
5										25
6										33
7										16
8										15
9										28
10										13
11										29
12										10
13										15
14										10
15										13
16										55
17										26
18										0
19										30
20										15
21										18
22										13
23										36
24										25
25										20.4
26										20.4
27										30
28										57
29										31
30										22
31										11
32										13
33										31
34										12
35										24
36										15
37										20
38										30
39										16
40										8.1
41										25
42										21
43										20
44										17
45
46										40
47										7
48										8
49										9
50										8
51										30
52										13.5
53										15
54										16
55										20
56										10
57										20
58										20
59										25
60										23
61										10
62										15
63										13
64										37
65										25
66										4
67										20
68										20
69										15
70										25
71										20
72										24
73										19
74										23
75
76										21
77										25
78										2
79										10
80										3
81										25
82										15
83										9.5
84										25.2
85										21
86										10.1
87										18
88										10
89										28
90										13.9
91										21
92										15
93										5.4
94										22
95										5.1
96										23
97										1
98										21
99										44
100										25
101										2
102										22
103										25
104										14
105										20
106										12
107										4.1
108										25
109										6
110										34
111										21.9
112										10
113										20
114										19
115										6.1
116										8
117										25
118										30
119										15
120										15
121										15
122										20
123										25.7
124										31
125										12
126										16
127										26
128										25
129										15
130										18
131										3.3
132										11.7
133										5.6
134										15
135										15
136										23
137										7
138										30
139										11
140										13
141
142										5
143										23
144										33
145										21
146										23
147										6
148										18
149										24
150										19
151										15
152										28
153										25
154										23
155										19
156										3
157
158
159										2
160										16
161										9
162										2
163										2
164										23
165										21
166										12
167										11.2
168										19
169										3
170										8
171										12
172										10
173										8
174										15
175
176										15
177										11.2
178										19
179										20
180										14
181										8
182										22
183										17
184										5
185										9
186										10
187										10.7
188										17.7
189										22
190										4.4
191
192										36
193										19
194										6.29
195										5
196										13
197										12.18
198										8
199										2.1
200										48
201										20
202										22.9
203										17
204										11
205										29
206										30
207										12
208										0.8
209										10
210										25
211										20
212										30
213										0
214										30
215										29
216										25
217										30
218										0
219										25
220										35
221										12
222										2
223										8.5
224										13
225										22
226										11
227										14
228										25
229										5
230										13
231										24
232										7
233										20
234										15
235										21
236										14
237										33
238										32.25
239										20
240										22
241										25
242										12
243										0
244										20.75
245										12
246										30
247										12
248										4
249										20
250										6
251										5
252										23
253										5
254										21.5
255										5
256										21
257										12
258										17
259										13
260										20
261										12
262										14
263										14
264										25
265										31
266										25
267										14
268										45
269										16
270										11
271										20
272										15
273										33
274										33
275										5
276										10
277										20
278										15
279										16
280										25
281										38
282										0
283										2
284										3
285										20.25
286										23
287										20
288										12
289										20
290										7.25
291										26
292										20
293										6
294										25
295										27
296										30
297										32
298										17
299										7
300										8
301										11
302										23
303										43
304										30
305										14
306										20
307										5
308										9.5
309										30
310										20
311										2
312										0
313										35
314										29
315										12.5
316										14
317										10
318										6
319										4
320										35
321										25
322										29
323										13
324										0
325										13
326										15
327										30
328										16
329										9
330										10.25
331										18
332										9
333										10
334										30
335										20
336										18
337										19
338										0
339										7
340										22
341										3
342										0
343										20
344										20
345										28
346										10
347										10
348										8
349										7
350										20
351										1.25
352										9
353										21
354										11
355										28
356										15
357										9.75
358										6
359										4
360										20
361										20
362										7
363										12
364										28
365										11
366										9
367										12
368										10
369										10
370										27
371										15
372										28
373										30
374										10
375										12
376										20
377										18.5
378										31
379										23
380										17
381										43
382										23
383										14
384										18
385										14
386										15
387										16
388										15
389										20
390										12.5
391										15
392										10
393										7
394										2.25
395										12
396										10
397										5
398										11
399										2
400										8.5
401										10
402										15
403										10
404										12
405										20
406										12
407										4
408										16
409										21
410										17
411										24
412										11.6
413										25
414										8
415										15
416										10
417										10
418										14
419										39
420										20
421										13
422										13
423										17
424										15
425										20
426										16.25
427										21
428										30
429										17
430										0
431										24
432										14
433										20
434										1.5
435										10
436										7
437										13
438										6
439										13
440										24
441										2
442										20
443										10
444										16
445										28
446										33
447										28
448										16
449										26
450										16
451										13
452										0.2
453										12
454										17
455										17
456										3
457										12
458										4
459										27
460										16
461										22
462										10
463										25
464										40
465										14
466										3
467										17
468										13
469										16
470										11
471
472										5
473										10
474										10
475										7
476										6
477
478										14
479										13
480										16
481										5
482										17
483	5053.32									15
484	4542.31									20
485	3545.7									23
486	2646.04									14
487	2593.12									20
488	4762.87									11
489	3341.91									15
490	4267.36									15
491	5655.53									24
492										9
493										7
494										10
495										11
496										10
497										15
498										30
499										15
500										20
501										31
502										11
503										20
504										4
505										25
506										20
507										14
508										24
509										10
510										25
511										26

	161	162	163	164	165	166	167
	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)
1	0	0	20411101	6193	0	0	0
2	4	280000	20410801	8333	0	0	7002
3	3.8	57500	20411101	6229.17	0	0	7355.79
4		130389	20271101	25781.25	0	0	0
5		0	20271001	24723	0	0	0
6	33	0	20271001	269436.19	0	0	269436.19
7	6	0	20271001	11030.79	0	0	2228.3
8		0	20271001	22253.77	0	0	0
9	13	0	20271001	14443.67	0	0	3375
10		0	20271001	26608.5	0	0	0
11		0	20271001	116173.15	0	0	0
12	10	0	20271001	9583.34	0	0	12083.33
13		0	20271101	16666.68	0	37595.06	0
14	10	0	20420201	0	0	0	0
15	20	0	20270901	17178	0	0	7719
16	40	0	20271101	50733.88	0	0	0
17	5	0	20271101	0	0	32485	0
18		0	20271001	35427.34	0	0	0
19		0	20271001	40000	0	0	0
20		0	20271001	43169.42	0	0	0
21	12	0	20420301	12500	0	0	3750
22		0	20420901	29620	0	0	0
23		430000	20420101	29166.67	27083.34	0	0
24		0	20220701	45422.38	0	0	0
25		0	20220701	119059.99	0	0	0
26		0	20220701	45744	0	0	0
27	33	97120	20220701	14000	0	0	19250
28		0	20420601	1456.22	0	0	0
29		70000	20420901	6284.74	0	0	0
30	30	0	20420701	14166.66	-1058.08	0	5762
31	10	0	20420901	20000	9611	0	3847
32		0	20420701	30942	0	0	0
33	1	0	20420701	22680	0	0	0
34		0	20420701	16360.82	0	0	0
35	12	0	20420801	7939.25	0	0	3333.33
36	10	0	20420701	5541.66	0	0	17916.67
37	11	0	20420701	12802.4	0	0	10193.73
38	30	0	20420701	19500	0	0	3600
39	14	0	20420601	13541.66	0	0	10416.67
40		0	20420601	7639	2468	6328	0
41	26	0	20420701	25981	0	0	13478.59
42		0	20420901	17500	0	0	0
43		0	20420601	18000	0	0	0
44		0	20420901	11880.48	0	0	0
45	23	0	20420601	0	0	0	0
46		0	20420701	27466	10362	0	0
47		0	20420801	12500	0	0	0
48		0	20420801	0	0	73769.36	0
49	NA	0	20420701	12333	0	0	0
50		0	20420801	41636	0	0	0
51		0	20420801	19208	0	0	0
52		0	20420801	53382	0	0	0
53	15	0	20420801	16299	0	0	8301
54		0	20420801	35112	0	0	0
55	8	1000000	20420701	35639	1666	0	0
56	15	0	20420701	8333	0	0	16450
57	16	25000	20420701	8485	0	0	26058
58	5	0	20420601	11514	0	0	9752
59	20	0	20420601	20000	0	0	8563.25
60	14	0	20420601	12500	0	0	14107.76
61		0	20420601	10000	1151	0	11262.51
62		0	20420801	12500	7500	0	0
63		0	20420601	23332	0	0	0
64	32	0	20420801	23458	0	0	9913
65		0	20420601	43406	0	0	0
66		0	20420701	20773.67	0	0	0
67		0	20420601	15000	2455	0	0
68		0	20420601	62242	0	0	0
69		0	20420801	10675.25	0	0	0
70	28	520000	20420601	27083	0	0	10611
71	5.3	250000	20420601	10190	0	0	11675.1
72	NA	0	20261201	42066	0	0	0
73		37726	20270101	13333.33	0	0	0
74		0	20261201	20443	0	0	0
75		0	20270401	0	0	0	0
76	NA	0	20260701	70224.17	0	0	0
77		0	20260701	49521	0	0	0
78		0	20270701	12771	0	0	0
79		0	20270101	23421.13	0	0	0
80		0	20260201	7334.86	0	0	0
81		0	20270401	10419.99	14469	0	0
82	16	0	20261001	28302	8238	0	0
83	10.8	0	20261101	12061.71	0	0	9902.53
84		0	20270501	91423.83	0	0	0
85		0	20270101	36512.25	0	0	0
86		0	20261101	28816	0	0	0
87	15	0	20260301	19952	0	0	4768
88	NA	0	20260201	25000	0	0	0
89	10	0	20270101	13208	0	0	12000
90		0	20260401	8514.82	804.23	0	0
91	21	0	20260501	16572	0	0	19297
92	7	0	20270401	23333.33	9586.33	0	0
93	4.4	0	20261201	22045	2104	0	51459
94		0	20260301	26138.04	0	0	0
95	5.1	0	20270401	15989	0	0	8000
96		0	20270401	26000	0	0	0
97		0	20270701	19500	0	0	0
98	21	200000	20270401	15600	11666.66	0	0
99	37	0	20270601	32195	0	0	18041
100		0	20260801	19732	7146	0	0
101		0	20270101	45001	0	0	0
102		0	20270801	119559	0	0	0
103		0	20270801	83333	0	0	0
104	NA	0	20260201	62083.51	0	0	0
105	18	0	20270701	19833.33	1223	0	15950
106	12	0	20270401	23750	0	0	13733
107		0	20260201	6666	7143	38177	0
108		0	20260401	15833	7710	0	0
109		0	20260201	28918.24	0	0	0
110		0	20260901	14213.76	20770.03	0	0
111		0	20260401	48498.38	0	0	0
112	10	0	20270701	0	0	19849	7702
113		0	20270501	79480	0	0	0
114	21	0	20270301	6263	0	0	14166
115	8.1	0	20260401	40894.29	1476.53	0	0
116	6	0	20260201	10416.66	0	0	24637.51
117		0	20260201	24250	0	0	0
118	8	0	20260201	40575	0	0	0
119	14	0	20270101	32067	0	0	10062
120		0	20260901	44395.67	0	0	0
121		0	20270601	24583	0	0	0
122	NA	0	20270201	34999	4849	0	0
123	7.1	0	20270701	13684	0	0	9585
124		0	20260401	26184	26067	0	0
125		0	20260201	7550.8	0	0	0
126	12	0	20260601	19219.33	0	0	9266.13
127	26	0	20270801	60598	0	0	0
128		0	20261201	34984.92	0	0	0
129	9	0	20270601	15937.83	11605.56	0	0
130	4	0	20260201	4237.56	0	0	2160
131	3.1	0	20270101	25066.16	0	0	37500
132		0	20270201	8333.33	52041	0	0
133	6	0	20260401	37360.16	0	0	2569.83
134	NA	0	20260401	126316	0	0	0
135		0	20260201	36883.33	0	0	0
136		0	20270401	17500	0	0	0
137		0	20270401	53410	0	0	0
138		0	20260601	36666	0	0	0
139	11	0	20270701	6125	12617	0	0
140		0	20270201	54548.52	0	0	0
141	20	0	20260801	0	0	0	25415
142	8	0	20260901	30992.98	0	0	10241.66
143	NA	0	20260801	12915	0	0	0
144		0	20261201	12158.59	69601	0	0
145		0	20261201	84196.71	0	0	0
146	NA	0	20260901	25299	0	0	0
147	9	0	20270501	12923	6938.07	0	0
148	18	445528	20260501	14369	23184	0	0
149		0	20260201	13750	0	0	0
150	17	0	20270501	19066	0	0	9254
151		0	20260701	59168.83	0	0	0
152	25	0	20261201	12533.84	0	0	10135.02
153	15	200000	20261201	40658.33	0	0	12501.46
154		0	20270101	28173	0	0	0
155	18	0	20261201	17222.22	0	0	10618.58
156	6	0	20270901	13583.33	0	0	19045.25
157		0	20270901	0	0	0	0
158	15	0	20270901	0	0	0	33333.32
159	6.3	0	20271001	11253.2	0	0	13475.82
160		0	20270901	57700.53	0	0	0
161		0	20420801	0	0	10129.75	0
162	2	0	20420901	13577	0	0	0
163		75000	20420901	16666.66	0	0	0
164	23	0	20220901	13059.18	0	0	23012.95
165		0	20270901	20000	46924	0	0
166		0	20270901	35416.66	0	0	0
167		0	20420901	13715	0	0	0
168		0	20420801	17874.28	11374.67	0	0
169	3	0	20420901	9479.6	3640	0	0
170		0	20420601	18750	0	0	0
171		0	20420901	13000	0	0	0
172	16	0	20420901	13820.84	0	0	12916.66
173		0	20420901	15000.31	0	0	0
174		0	20420901	17484.68	2847.04	0	0
175		0	20420901	0	0	0	0
176		0	20420901	10416.66	0	53864	0
177		155400	20420901	19095	0	0	0
178		0	20420901	31285.87	0	0	0
179	NA	0	20420901	15416.67	0	0	0
180		0	20420901	12500	4224	0	0
181		0	20420901	63250	0	0	0
182		0	20420901	78618	0	0	0
183		0	20420901	29314	0	0	0
184		0	20220901	22354	0	0	0
185	8	0	20270901	0	0	0	0
186		0	20270901	36462	0	0	0
187		0	20271001	53136.73	0	0	0
188	17.7	0	20271001	17466.79	0	0	0
189		0	20270901	24262.82	0	0	0
190		144000	20270901	28000	0	0	0
191	28.7	0	20270901	0	0	0	18755.91
192		0	20420101	29167	27083	0	0
193	7	0	20411001	10417	0	0	0
194		500000	20420101	20833.34	6458.33	0	0
195		450000	20410701	0	0	0	0
196		0	20410801	11875	15000	0	0
197		0	20411201	15831.76	0	0	0
198		0	20420101	23403.93	0	0	0
199		0	20410901	21785.71	16642.06	0	0
200	0	0	20411201	17813	0	0	0
201	0	250000	20421001	20333.92	8246	0	0
202	0	0	20420601	20557	0	0	0
203	0	0	20420601	30667	0	0	0
204		0	20420501	18744.24	15521.88	0	0
205	23	0	20420601	50000	0	0	0
206	0	0	20420701	65354	0	0	0
207	10	0	20420801	17660.83	0	0	2348.42
208	0	0	20420501	16512	0	0	0
209		0	20420201	12500	0	6614.77	0
210	0	0	20411201	28277	0	0	0
211		0	20420401	30416.66	0	0	0
212		0	20420601	53884	0	0	0
213	0	0	20420701	0	0	0	0
214	22	0	20420601	4054.42	0	0	12428
215		0	20420701	24500.67	0	0	0
216		0	20420701	14445.76	10159.25	0	0
217		0	20420401	13000	0	0	0
218		0	20420601	0	0	0	0
219	15	0	20420301	42670	0	0	5225
220	7	0	20421001	15604	0	0	5460
221	0	0	20421001	25000	0	0	0
222		0	20421101	11166.13	0	0	0
223	12	0	20421101	14820	0	0	10213.75
224	13	0	20421101	13645.97	0	0	14471.77
225		333732	20420901	23206.95	0	0	0
226	11	0	20420901	13217	0	0	17232
227	11	0	20421001	6553.44	0	0	7347.82
228	15	0	20421101	7925.5	0	0	7083.34
229	2	0	20421101	15000	0	0	2950.67
230	17	0	20421101	9243.08	9642.87	0	9943.76
231	12	0	20421201	19208.91	0	0	8125.02
232	2	0	20421101	12553.83	0	0	11700.22
233	15	0	20421101	12292.48	0	0	6784.27
234	9	0	20421101	9168	0	0	4637.34
235		0	20420801	18754.89	0	0	0
236		0	20421101	14992.77	0	0	0
237		300000	20420901	16878.6	0	0	0
238	12	0	20421101	10666.67	0	0	33381.29
239	12	60000	20421101	0	0	0	21462.84
240	18	0	20421101	10841.96	0	0	8279.05
241		0	20421101	51823.62	0	0	0
242		0	20421101	14583.33	23504.63	0	0
243	8.5	0	20421101	0	0	0	80296.3
244	20.75	0	20421101	4636.71	0	0	3943
245		0	20421101	16781.71	0	0	0
246		0	20421101	9626.92	0	0	0
247		176596	20421101	22641.28	0	0	0
248	8	0	20421101	13332.8	0	0	2665.87
249		0	20421101	12500	0	0	0
250	16	0	20421101	18862	0	0	5690.16
251	9	0	20421101	16138.33	0	0	8463.26
252	6.5	0	20421201	19719.62	0	0	0
253		0	20421101	20420.08	0	0	0
254	18.5	0	20421001	295781.58	0	0	0
255		0	20421001	37142	0	0	0
256		0	20421001	9370.5	0	0	0
257	9.5	0	20421101	12500	0	0	8626.8
258	15	0	20421101	19166.66	0	0	7271.55
259		0	20421101	14583.27	0	0	0
260		0	20421101	28767.75	0	0	0
261	12	0	20421101	5193.33	0	0	2098.5
262		0	20421101	1948.45	0	15200	0
263	16	0	20421101	27562.91	0	0	0
264		0	20421101	13820	0	0	0
265	15	0	20420901	19000	6666.67	0	915.59
266		0	20421001	14854.67	5456.84	0	0
267		0	20421001	20963.91	0	0	0
268	48	0	20421101	3677	0	0	0
269		0	20421101	0	0	38330	0
270		0	20421101	10172.17	0	0	0
271	28	0	20421101	24103.62	0	0	8696.55
272		0	20421101	16300.83	2986.32	6861.97	0
273		0	20421201	18937.94	0	0	0
274		0	20421101	32201.34	0	0	0
275	18	0	20420901	18333.34	0	0	7442.93
276		5050	20421101	18875	0	0	0
277		0	20421101	19445.13	0	0	0
278	13	0	20421201	12916.66	0	0	11666.66
279		0	20420701	18750	0	0	0
280	14	0	20420801	10417	0	0	13750
281	10	0	20421101	9395.17	0	0	9166.66
282	10.25	0	20420901	0	0	0	55676.41
283	12	0	20421001	7714.33	0	0	9335.85
284		0	20421001	12043.25	0	0	0
285		0	20421101	21541.5	0	0	0
286		0	20421001	15453.6	3301	0	0
287		0	20421101	20833.32	41992.84	0	0
288		0	20421001	12553.33	0	0	0
289		0	20421101	14447.41	0	0	0
290		215000	20421101	33142.17	0	0	0
291		0	20421101	12495.38	2569	0	0
292		0	20421201	23760.92	0	0	0
293		0	20421201	13835.53	0	0	0
294	20	0	20421101	10333.33	0	0	9776.4
295	3	0	20421201	16982.41	0	0	8026.3
296	18	0	20421101	6203.79	0	0	9468.72
297	30	0	20421101	28531	0	0	28531
298	12	0	20421101	4556.5	0	0	6944.62
299	9	0	20421101	5833.33	0	0	2708.51
300	23	0	20421101	7500	0	0	10426
301		0	20421201	15833.34	0	0	0
302		0	20421001	18985.86	0	0	0
303	38	0	20421201	8861.58	0	0	2677.33
304	10	0	20421101	13596.18	0	0	16666.67
305	17	0	20421201	16900	0	0	6760.13
306		0	20421101	22916.66	0	0	0
307	9	0	20421101	6371.09	0	0	27083.32
308	10.5	0	20421101	40338.75	0	0	6000
309		0	20421101	19166.67	0	0	0
310	7	0	20421101	20108.33	0	0	5125
311		0	20421101	7308.15	0	0	0
312	15	0	20421101	1491.9	0	0	3797.83
313		0	20420901	8228	0	0	0
314		25000	20421001	10796	0	0	0
315		0	20421201	95737.33	0	0	0
316		0	20420901	15000	8958.33	0	0
317		0	20421101	8332.92	0	0	0
318	35	0	20421001	15806.74	0	0	3666
319	8	75000	20421101	9446.26	0	0	3483.46
320		0	20421101	22522.52	0	0	0
321		0	20421101	15833.34	0	0	0
322		0	20421101	12368	0	0	0
323	12	0	20421101	10226.25	0	0	8372.49
324		0	20421101	7220.73	0	0	7420.01
325	12	0	20421101	6716.54	0	0	26250
326		92000	20421101	12500	1594.09	0	0
327		500000	20421101	12500	19437.33	0	0
328		0	20421101	13384.38	0	0	0
329	9	0	20421201	27304.87	0	0	0
330	7.5	0	20421101	27250	0	0	9016.8
331	13	0	20421101	23618.25	0	0	0
332	6	0	20421101	8193.74	0	0	5659.33
333		0	20421201	20799.29	0	0	0
334	23	0	20421101	7805.55	0	0	8652.87
335	14	0	20421101	9750	19867.17	0	5666.68
336	6	0	20421201	14804.34	0	0	17833.4
337		0	20421201	8750	0	0	0
338		0	20421101	34598.71	0	0	0
339		0	20421201	15000	0	0	0
340		0	20421201	59956.75	0	0	0
341		0	20421101	16666.67	7333.33	0	0
342	9	0	20421101	0	0	0	13498.33
343		0	20421101	10090	0	0	0
344	15	0	20421101	8924.83	0	0	9708.31
345		0	20421101	12131.3	0	0	0
346	10	0	20421001	20292	0	0	5833
347		0	20421101	31250.09	0	0	0
348	3	0	20421001	9583	4167	0	4635
349	7	0	20421101	7683.67	0	0	8333.33
350	0	0	20421001	10583	7667	0	0
351		0	20421101	14583.33	0	0	0
352		0	20421101	22083.34	0	0	0
353		0	20421101	31016	0	0	0
354		25557	20421101	25925	0	0	0
355		0	20421101	46660	0	0	0
356		0	20421101	15000	0	0	0
357		0	20421101	18471.34	0	0	0
358		0	20421201	15418.08	0	0	0
359	12	0	20421101	9146.04	0	0	12250.01
360	21	0	20421201	11493.64	0	0	5124.59
361	20	0	20421001	12692.91	0	0	13993
362		0	20421101	40381.75	0	0	0
363		0	20421101	15833.32	5000	0	0
364		0	20421101	23333.34	0	0	0
365	2	0	20421101	16334.07	0	0	8333.33
366	7	0	20421101	20000	6604.17	0	4524.98
367		0	20421101	16501.92	0	0	0
368		150000	20421101	20833.33	8930.08	0	0
369		0	20421101	7682.25	0	5583	0
370		0	20421101	0	0	0	0
371	13	0	20421101	8899.93	0	0	6796.42
372		41509	20421101	14537.5	0	0	4354.61
373		0	20421101	5652.07	0	0	2309.82
374	12	0	20421101	9012.51	0	0	2383.41
375		0	20421101	30659.08	0	0	0
376	15	0	20421101	13904.9	0	0	15844
377	10	0	20421101	21610.83	0	0	156.71
378		0	20421101	65547.58	0	0	0
379		0	20421101	37559.55	0	0	0
380	14	0	20421101	13290.29	0	0	11641.6
381		0	20421101	33333.34	0	0	0
382		0	20420901	13053	0	0	0
383	14	0	20421201	13541.66	0	0	47903.92
384		0	20421201	28201.75	0	0	0
385		0	20421101	16158.33	3685.75	0	0
386		0	20421101	12473.35	13955.8	0	0
387		0	20421001	14905.77	0	0	0
388	15	0	20421201	4501.44	0	0	6666.68
389		0	20421101	20000.5	0	0	0
390	12	0	20421101	14582.53	5913.42	0	12274.44
391		0	20421101	13743.08	0	0	0
392	8	0	20421201	12280.46	2762.36	0	10686.35
393		0	20421101	25525.67	0	0	0
394		0	20421201	10857.42	0	0	0
395		0	20421001	20585.58	0	0	0
396		0	20421101	12065.41	0	0	0
397		0	20421101	15833.34	0	0	0
398	12	0	20421101	10758.32	0	0	0
399	6.5	0	20421101	6250	0	0	11123
400		0	20421101	16356.91	0	0	0
401	15	0	20421101	18128.71	0	0	5137.14
402		25000	20421101	1247.5	0	29342	0
403		0	20421101	11618.22	0	0	0
404		0	20421201	1972	0	19281.82	0
405	15	0	20421101	13333.33	0	0	6746.58
406		0	20421101	15022.88	0	0	0
407	20	0	20421001	6875	0	0	8155.68
408	0	0	20421001	36250	0	0	0
409	0	0	20420901	12500	0	0	0
410		200000	20421101	21248.93	0	0	0
411		0	20421101	9241.25	0	0	0
412	11.4	0	20421001	9072	0	0	9072
413		0	20421001	0	0	99438.29	0
414	17	0	20421001	12500	0	0	9888.08
415	13	0	20421001	8883.34	0	0	4683.34
416	7	0	20421001	13120	0	0	7417
417	16	0	20421001	6842.9	0	0	27000
418	0	0	20421001	17000	0	0	0
419	4	175200	20421101	16666.67	0	0	431.66
420	10	0	20421101	9584.84	0	0	5687.75
421	13	0	20421101	9071.96	0	0	9152.42
422	13	0	20421101	30275.83	0	0	6242.24
423	8	0	20421101	10790	0	0	6041.67
424		0	20421201	10045	0	0	0
425		0	20420901	18464.7	3333.33	0	0
426		0	20421101	35093.04	0	0	0
427	20	0	20421101	10728.86	0	0	0
428	22	0	20421101	23743.04	0	0	6236.82
429	15	0	20421101	8154.16	0	0	7341.66
430		0	20421101	36911.33	0	0	0
431	0	0	20420901	44332	0	0	0
432		0	20421101	14583.33	0	22008.25	0
433	20	0	20421001	141838	0	0	0
434	1	0	20320801	49242	0	0	0
435		0	20420901	0	0	0	0
436	4	0	20421101	14409.13	4166.66	0	3992
437	7	0	20421101	16666.66	0	0	10833.42
438	12	0	20421101	0	0	0	0
439	4	0	20421101	25000	0	0	3281
440	15	0	20421101	36806.26	0	0	2266.66
441		0	20421201	0	0	0	0
442		0	20421101	0	0	0	0
443	10	0	20421201	18750	0	0	13500
444	3	200000	20421201	30833.33	0	0	13000
445		0	20430101	46332.64	0	0	0
446		0	20421201	74208	0	0	0
447	16	0	20421201	6000	0	0	13050
448		0	20421201	32583.33	0	0	0
449	26	0	20430101	10125	0	0	19200
450	14	0	20420901	20000	0	0	23144
451	10	0	20420801	9914.75	0	0	11500
452	5	0	20420801	12924.82	0	0	11132.57
453	10	0	20420801	6863.37	0	0	18499.99
454	8	0	20420801	12158.34	7632.45	0	0
455	15	0	20420901	72092	0	0	0
456	3	0	20420901	13750	0	0	25000
457	11	0	20420901	7825.3	1532.45	0	4496.1
458		0	20420901	97495	0	0	0
459		115295	20421001	34000	0	0	0
460	14	0	20420901	15719	0	0	17815
461		0	20420901	16583	0	0	0
462		0	20420901	33955	0	0	0
463	25	0	20420901	9111	0	0	16250
464		0	20420901	22206	0	0	0
465	12	0	20420901	4500	0	1851.19	12930
466	5	0	20420901	31250	0	0	5725
467		0	20420901	12333.34	2236.38	0	0
468	18	0	20420901	13442	0	0	12083
469	14	0	20420901	17343.25	0	0	12519.92
470		0	20420901	9999.99	25000	0	0
471		0	20420901	0	0	0	0
472		0	20420901	17046.83	0	0	0
473		0	20420901	42419	0	0	0
474		0	20420901	1999	15119	6823	0
475		0	20420901	0	0	0	0
476	1.3	0	20420901	15416.66	0	0	9166.66
477		0	20421001	0	0	0	0
478	11	0	20421001	8333.34	0	2000	2069
479	12	0	20421001	17510	0	0	11539.42
480		0	20420901	14583.34	0	0	0
481	3	0	20420901	9458	0	0	8459
482		0	20420901	30024	0	0	0
483	9	0	20391101	10266.34	0	0	7757
484	20	0	20400101	20000	0	0	3061.88
485		0	20410101	22533.34	0	0	0
486		0	20410501	8245.18	0	0	0
487		0	20410601	10289.85	0	0	0
488	10	0	20410701	24999.99	0	0	15000
489	10	0	20410901	7877.32	0	0	18360.17
490		0	20410901	23340	0	0	0
491		0	20420101	57169.42	0	0	6786.16
492		0	20420201	15097.51	0	0	0
493		0	20420201	14875	0	0	0
494	11	0	20420301	15606	0	0	8541.56
495	3	200000	20420301	21547.62	0	0	12082.17
496	7	0	20420401	14838.55	0	0	13942.75
497	15	0	20420401	8148.92	0	0	8483.63
498		0	20420401	54166.66	0	0	0
499		0	20420401	0	0	0	0
500		0	20420401	25040.75	0	0	0
501		0	20420501	18555.93	0	0	0
502	25	0	20420501	7353.17	0	0	6989.57
503	16	0	20420601	6394.58	0	0	5311.83
504		0	20420601	9174.64	0	0	0
505	15	50000	20420601	13648.34	0	0	11466.26
506	12	0	20420601	10076.58	0	0	1239.17
507		0	20420701	17070.21	0	0	0
508		0	20420701	20833.33	242298.12	0	0
509	3	140035	20420701	20000	0	0	19166.66
510		450000	20420701	16250	37019.33	0	0
511	20	200000	20420801	20166.66	0	0	9567.62

	168	169	170	171	172
	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	0		Full	Two Years	One Month
2	0	0	Full	Two Years	Two Months
3	0	0	Full	Two Years	Two Months
4	0	0	Full	Two Years	Two Months
5	0	0	Full	Two Years	Two Months
6	0	0	Full	Two Years	Two Months
7	0	0	Full	Two Years	Two Months
8	0	0	Full	Two Years	Two Months
9	0	0	Full	Two Years	Two Months
10	0	0	Full	Two Years	Two Months
11	0	0	Full	Two Years	Two Months
12	0	0	Full	Two Years	Two Months
13	0	0	Full	Two Years	Two Months
14	0	0	Full	Two Years	Two Months
15	0	0	Full	Two Years	Two Months
16	0	0	Full	Two Years	Two Months
17	0	0	Full	Two Years	Two Months
18	0	0	Full	Two Years	Two Months
19	0	0	Full	Two Years	Two Months
20	0	0	Full	Two Years	Two Months
21	0	0	Full	Two Years	Two Months
22	0	0	Full	Two Years	Two Months
23	0	0	Full	Two Years	Two Months
24	0	0	Full	Two Years	Two Months
25	0	0	Full	Two Years	Two Months
26	0	0	Full	Two Years	Two Months
27	0	0	Full	Two Years	Two Months
28	0	0	Full	Two Years	Two Months
29	0	0	Full	Two Years	Two Months
30	0	0	Full	Two Years	Two Months
31	0	0	Full	Two Years	Two Months
32	0	0	Full	Two Years	Two Months
33	0	0	Full	Two Years	Two Months
34	0	0	Full	Two Years	Two Months
35	0	0	Full	Two Years	Two Months
36	0	0	Full	Two Years	Two Months
37	0	0	Full	Two Years	Two Months
38	0	0	Full	Two Years	Two Months
39	0	0	Full	Two Years	Two Months
40	0	0	Full	Two Years	Two Months
41	0	0	Full	Two Years	Two Months
42	0	0	Full	Two Years	Two Months
43	0	0	Full	Two Years	Two Months
44	0	0	Full	Two Years	Two Months
45	0	53020	Full	Two Years	Two Months
46	0	0	Full	Two Years	Two Months
47	0	0	Full	Two Years	Two Months
48	0	0	Full	Two Years	Two Months
49	0	0	Full	Two Years	Two Months
50	0	0	Full	Two Years	Two Months
51	0	0	Full	Two Years	Two Months
52	0	0	Full	Two Years	Two Months
53	0	0	Full	Two Years	Two Months
54	0	0	Full	Two Years	Two Months
55	0	0	Full	Two Years	Two Months
56	0	0	Full	Two Years	Two Months
57	0	0	Full	Two Years	Two Months
58	0	0	Full	Two Years	Two Months
59	0	0	Full	Two Years	Two Months
60	0	0	Full	Two Years	Two Months
61	0	0	Full	Two Years	Two Months
62	0	0	Full	Two Years	Two Months
63	0	0	Full	Two Years	Two Months
64	0	0	Full	Two Years	Two Months
65	0	0	Full	Two Years	Two Months
66	0	0	Full	Two Years	Two Months
67	0	0	Full	Two Years	Two Months
68	0	0	Full	Two Years	Two Months
69	0	0	Full	Two Years	Two Months
70	0	0	Full	Two Years	Two Months
71	0	0	Full	Two Years	Two Months
72	0	0	Full	Two Years	Two Months
73	0	0	Full	Two Years	Two Months
74	0	0	Full	Two Years	Two Months
75	0	0	Full	Two Years	Two Months
76	0	0	Full	Two Years	Two Months
77	0	0	Full	Two Years	Two Months
78	0	0	Full	Two Years	Two Months
79	0	0	Full	Two Years	Two Months
80	0	0	Full	Two Years	Two Months
81	0	0	Full	Two Years	Two Months
82	0	0	Full	Two Years	Two Months
83	0	0	Full	Two Years	Two Months
84	0	0	Full	Two Years	Two Months
85	0	0	Full	Two Years	Two Months
86	0	0	Full	Two Years	Two Months
87	0	0	Full	Two Years	Two Months
88	0	0	Full	Two Years	Two Months
89	0	0	Full	Two Years	Two Months
90	0	0	Full	Two Years	Two Months
91	0	0	Full	Two Years	Two Months
92	0	0	Full	Two Years	Two Months
93	0	0	Full	Two Years	Two Months
94	0	0	Full	Two Years	Two Months
95	0	0	Full	Two Years	Two Months
96	0	0	Full	Two Years	Two Months
97	0	0	Full	Two Years	Two Months
98	0	0	Full	Two Years	Two Months
99	0	0	Full	Two Years	Two Months
100	0	0	Full	Two Years	Two Months
101	0	0	Full	Two Years	Two Months
102	0	0	Full	Two Years	Two Months
103	0	0	Full	Two Years	Two Months
104	0	0	Full	Two Years	Two Months
105	1060	0	Full	Two Years	Two Months
106	0	0	Full	Two Years	Two Months
107	0	0	Full	Two Years	Two Months
108	0	0	Full	Two Years	Two Months
109	0	0	Full	Two Years	Two Months
110	0	0	Full	Two Years	Two Months
111	0	0	Full	Two Years	Two Months
112	0	0	Full	Two Years	Two Months
113	0	0	Full	Two Years	Two Months
114	0	0	Full	Two Years	Two Months
115	0	0	Full	Two Years	Two Months
116	0	0	Full	Two Years	Two Months
117	0	0	Full	Two Years	Two Months
118	0		Full	Two Years	Two Months
119	0	0	Full	Two Years	Two Months
120	0	0	Full	Two Years	Two Months
121	0	0	Full	Two Years	Two Months
122	0	0	Full	Two Years	Two Months
123	0	0	Full	Two Years	Two Months
124	0	0	Full	Two Years	Two Months
125	0	0	Full	Two Years	Two Months
126	0	0	Full	Two Years	Two Months
127	0	0	Full	Two Years	Two Months
128	0	0	Full	Two Years	Two Months
129	0	0	Full	Two Years	Two Months
130	0	0	Full	Two Years	Two Months
131	0	0	Full	Two Years	Two Months
132	0	0	Full	Two Years	Two Months
133	0	0	Full	Two Years	Two Months
134	0	0	Full	Two Years	Two Months
135	0	0	Full	Two Years	Two Months
136	0	0	Full	Two Years	Two Months
137	0	0	Full	Two Years	Two Months
138	0	0	Full	Two Years	Two Months
139	0	0	Full	Two Years	Two Months
140	0	0	Full	Two Years	Two Months
141	66104	0	Full	Two Years	Two Months
142	0	0	Full	Two Years	Two Months
143	0	0	Full	Two Years	Two Months
144	0	0	Full	Two Years	Two Months
145	0	0	Full	Two Years	Two Months
146	0	0	Full	Two Years	Two Months
147	0	0	Full	Two Years	Two Months
148	0	0	Full	Two Years	Two Months
149	0	0	Full	Two Years	Two Months
150	0	0	Full	Two Years	Two Months
151	0	0	Full	Two Years	Two Months
152	0	0	Full	Two Years	Two Months
153	0	0	Full	Two Years	Two Months
154	0	0	Full	Two Years	Two Months
155	0	0	Full	Two Years	Two Months
156	0	0	Full	Two Years	Two Months
157	0	0	Full	Two Years	Two Months
158	0	0	Full	Two Years	Two Months
159	0	0	Full	Two Years	Two Months
160	0	0	Full	Two Years	Two Months
161	0	0	Full	Two Years	Two Months
162	0	0	Full	Two Years	Two Months
163	0	0	Full	Two Years	Two Months
164	0	0	Full	Two Years	Two Months
165	0	0	Full	Two Years	Two Months
166	0	0	Full	Two Years	Two Months
167	0	0	Full	Two Years	Two Months
168	0	0	Full	Two Years	Two Months
169	0	0	Full	Two Years	Two Months
170	0	0	Full	Two Years	Two Months
171	0	0	Full	Two Years	Two Months
172	0	0	Full	Two Years	Two Months
173	0	0	Full	Two Years	Two Months
174	0	0	Full	Two Years	Two Months
175	0	0	Full	Two Years	Two Months
176	0	0	Full	Two Years	Two Months
177	0	0	Full	Two Years	Two Months
178	0	0	Full	Two Years	Two Months
179	0	0	Full	Two Years	Two Months
180	0	0	Full	Two Years	Two Months
181	0	0	Full	Two Years	Two Months
182	0	0	Full	Two Years	Two Months
183	0	0	Full	Two Years	Two Months
184	0	0	Full	Two Years	Two Months
185	0	0	Full	Two Years	Two Months
186	0	0	Full	Two Years	Two Months
187	0	0	Full	Two Years	Two Months
188	0	0	Full	Two Years	Two Months
189	0	0	Full	Two Years	Two Months
190	0	0	Full	Two Years	Two Months
191	0	0	Full	Two Years	Two Months
192	0	0	Full	Two Years	Two Months
193	0	0	Full	Two Years	Two Months
194	0	0	Full	Two Years	Two Months
195	0	0	Full	Two Years	Two Months
196	0	0	Full	Two Years	Two Months
197	0	0	Full	Two Years	Two Months
198	0	0	Full	Two Years	Two Months
199	0	0	Full	Two Years	Two Months
200	0	0	Full	Two Years	Two Months
201	0	0	Full	Two Years	Two Months
202	0	0	Full	Two Years	Two Months
203	0	0	Full	Two Years	Two Months
204	0	0	Full	Two Years	Two Months
205	0	0	Full	Two Years	Two Months
206	0	0	Full	Two Years	Two Months
207	0	0	Full	Two Years	Two Months
208	0	0	Full	Two Years	Two Months
209	0	0	Full	Two Years	Two Months
210	0	0	Full	Two Years	Two Months
211	0	0	Full	Two Years	Two Months
212	0	0	Full	Two Years	Two Months
213	0	0	Full	Two Years	Two Months
214	0	0	Full	Two Years	Two Months
215	0	0	Full	Two Years	Two Months
216	0	0	Full	Two Years	Two Months
217	0	0	Full	Two Years	Two Months
218	0	0	Full	Two Years	Two Months
219	0	0	Full	Two Years	Two Months
220	0	0	Full	Two Years	Two Months
221	0	0	Full	Two Years	Two Months
222	0	0	Full	Two Years	Two Months
223	0	0	Full	Two Years	Two Months
224	0	0	Full	Two Years	Two Months
225	0	0	Full	Two Years	Two Months
226	0	0	Full	Two Years	Two Months
227	0	0	Full	Two Years	Two Months
228	0	0	Full	Two Years	Two Months
229	0	0	Full	Two Years	Two Months
230	0	0	Full	Two Years	Two Months
231	0	0	Full	Two Years	Two Months
232	0	0	Full	Two Years	Two Months
233	0	0	Full	Two Years	Two Months
234	0	0	Full	Two Years	Two Months
235	0	0	Full	Two Years	Two Months
236	0	0	Full	Two Years	Two Months
237	0	0	Full	Two Years	Two Months
238	0	0	Full	Two Years	Two Months
239	0	0	Full	Two Years	Two Months
240	0	0	Full	Two Years	Two Months
241	0	0	Full	Two Years	Two Months
242	0	0	Full	Two Years	Two Months
243	0	0	Full	Two Years	Two Months
244	0	0	Full	Two Years	Two Months
245	0	0	Full	Two Years	Two Months
246	0	0	Full	Two Years	Two Months
247	0	0	Full	Two Years	Two Months
248	0	0	Full	Two Years	Two Months
249	0	0	Full	Two Years	Two Months
250	0	0	Full	Two Years	Two Months
251	0	0	Full	Two Years	Two Months
252	0	0	Full	Two Years	Two Months
253	0	0	Full	Two Years	Two Months
254	0	0	Full	Two Years	Two Months
255	0	0	Full	Two Years	Two Months
256	0	0	Full	Two Years	Two Months
257	0	0	Full	Two Years	Two Months
258	0	0	Full	Two Years	Two Months
259	0	0	Full	Two Years	Two Months
260	0	0	Full	Two Years	Two Months
261	0	0	Full	Two Years	Two Months
262	0	0	Full	Two Years	Two Months
263	0	0	Full	Two Years	Two Months
264	0	0	Full	Two Years	Two Months
265	0	0	Full	Two Years	Two Months
266	0	0	Full	Two Years	Two Months
267	0	0	Full	Two Years	Two Months
268	0	0	Full	Two Years	Two Months
269	0	0	Full	Two Years	Two Months
270	0	0	Full	Two Years	Two Months
271	0	0	Full	Two Years	Two Months
272	0	0	Full	Two Years	Two Months
273	0	0	Full	Two Years	Two Months
274	0	0	Full	Two Years	Two Months
275	0	0	Full	Two Years	Two Months
276	0	0	Full	Two Years	Two Months
277	0	0	Full	Two Years	Two Months
278	0	0	Full	Two Years	Two Months
279	0	0	Full	Two Years	Two Months
280	0	0	Full	Two Years	Two Months
281	0	0	Full	Two Years	Two Months
282	0	0	Full	Two Years	Two Months
283	0	0	Full	Two Years	Two Months
284	0	0	Full	Two Years	Two Months
285	0	0	Full	Two Years	Two Months
286	0	0	Full	Two Years	Two Months
287	0	0	Full	Two Years	Two Months
288	0	0	Full	Two Years	Two Months
289	0	0	Full	Two Years	Two Months
290	0	0	Full	Two Years	Two Months
291	0	0	Full	Two Years	Two Months
292	0	0	Full	Two Years	Two Months
293	0	0	Full	Two Years	Two Months
294	0	0	Full	Two Years	Two Months
295	0	0	Full	Two Years	Two Months
296	0	0	Full	Two Years	Two Months
297	0	0	Full	Two Years	Two Months
298	0	0	Full	Two Years	Two Months
299	0	0	Full	Two Years	Two Months
300	0	0	Full	Two Years	Two Months
301	0	0	Full	Two Years	Two Months
302	0	0	Full	Two Years	Two Months
303	0	0	Full	Two Years	Two Months
304	0	0	Full	Two Years	Two Months
305	0	0	Full	Two Years	Two Months
306	0	0	Full	Two Years	Two Months
307	0	0	Full	Two Years	Two Months
308	1976.55	0	Full	Two Years	Two Months
309	0	0	Full	Two Years	Two Months
310	0	0	Full	Two Years	Two Months
311	0	0	Full	Two Years	Two Months
312	0	0	Full	Two Years	Two Months
313	0	0	Full	Two Years	Two Months
314	0	0	Full	Two Years	Two Months
315	0	0	Full	Two Years	Two Months
316	0	0	Full	Two Years	Two Months
317	0	0	Full	Two Years	Two Months
318	0	0	Full	Two Years	Two Months
319	0	0	Full	Two Years	Two Months
320	0	0	Full	Two Years	Two Months
321	0	0	Full	Two Years	Two Months
322	0	0	Full	Two Years	Two Months
323	0	0	Full	Two Years	Two Months
324	0	0	Full	Two Years	Two Months
325	0	0	Full	Two Years	Two Months
326	0	0	Full	Two Years	Two Months
327	0	0	Full	Two Years	Two Months
328	0	0	Full	Two Years	Two Months
329	0	0	Full	Two Years	Two Months
330	0	0	Full	Two Years	Two Months
331	0	0	Full	Two Years	Two Months
332	0	0	Full	Two Years	Two Months
333	0	0	Full	Two Years	Two Months
334	0	0	Full	Two Years	Two Months
335	0	0	Full	Two Years	Two Months
336	0	0	Full	Two Years	Two Months
337	0	0	Full	Two Years	Two Months
338	0	0	Full	Two Years	Two Months
339	0	0	Full	Two Years	Two Months
340	0	0	Full	Two Years	Two Months
341	0	0	Full	Two Years	Two Months
342	0	0	Full	Two Years	Two Months
343	0	0	Full	Two Years	Two Months
344	0	10857.84	Full	Two Years	Two Months
345	0	0	Full	Two Years	Two Months
346	0	0	Full	Two Years	Two Months
347	0	0	Full	Two Years	Two Months
348	634	0	Full	Two Years	Two Months
349	413.25	4022.71	Full	Two Years	Two Months
350	0	0	Full	Two Years	Two Months
351	0	0	Full	Two Years	Two Months
352	0	0	Full	Two Years	Two Months
353	0	0	Full	Two Years	Two Months
354	0	0	Full	Two Years	Two Months
355	0	0	Full	Two Years	Two Months
356	0	0	Full	Two Years	Two Months
357	0	0	Full	Two Years	Two Months
358	0	0	Full	Two Years	Two Months
359	0	0	Full	Two Years	Two Months
360	0	0	Full	Two Years	Two Months
361	0	0	Full	Two Years	Two Months
362	0	0	Full	Two Years	Two Months
363	0	0	Full	Two Years	Two Months
364	0	0	Full	Two Years	Two Months
365	0	0	Full	Two Years	Two Months
366	0	0	Full	Two Years	Two Months
367	0	0	Full	Two Years	Two Months
368	0	0	Full	Two Years	Two Months
369	0	0	Full	Two Years	Two Months
370	0	0	Full	Two Years	Two Months
371	0	0	Full	Two Years	Two Months
372	0	0	Full	Two Years	Two Months
373	0	0	Full	Two Years	Two Months
374	0	0	Full	Two Years	Two Months
375	0	0	Full	Two Years	Two Months
376	0	0	Full	Two Years	Two Months
377	0	0	Full	Two Years	Two Months
378	0	0	Full	Two Years	Two Months
379	0	0	Full	Two Years	Two Months
380	0	0	Full	Two Years	Two Months
381	0	0	Full	Two Years	Two Months
382	0	0	Full	Two Years	Two Months
383	0	0	Full	Two Years	Two Months
384	0	0	Full	Two Years	Two Months
385	0	0	Full	Two Years	Two Months
386	0	0	Full	Two Years	Two Months
387	0	0	Full	Two Years	Two Months
388	0	4426.09	Full	Two Years	Two Months
389	0	0	Full	Two Years	Two Months
390	0	0	Full	Two Years	Two Months
391	0	0	Full	Two Years	Two Months
392	0	0	Full	Two Years	Two Months
393	0	0	Full	Two Years	Two Months
394	0	0	Full	Two Years	Two Months
395	0	0	Full	Two Years	Two Months
396	0	0	Full	Two Years	Two Months
397	0	0	Full	Two Years	Two Months
398	0	0	Full	Two Years	Two Months
399	2555.5	0	Full	Two Years	Two Months
400	0	0	Full	Two Years	Two Months
401	0	0	Full	Two Years	Two Months
402	0	0	Full	Two Years	Two Months
403	0	0	Full	Two Years	Two Months
404	0	0	Full	Two Years	Two Months
405	0	0	Full	Two Years	Two Months
406	0	0	Full	Two Years	Two Months
407	0	0	Full	Two Years	Two Months
408	0	0	Full	Two Years	Two Months
409	0	0	Full	Two Years	Two Months
410	0	0	Full	Two Years	Two Months
411	0	0	Full	Two Years	Two Months
412	0	0	Full	Two Years	Two Months
413	0	0	Full	Two Years	Two Months
414	0	0	Full	Two Years	Two Months
415	0	0	Full	Two Years	Two Months
416	0	0	Full	Two Years	Two Months
417	0	0	Full	Two Years	Two Months
418	0	0	Full	Two Years	Two Months
419	0	0	Full	Two Years	Two Months
420	0	0	Full	Two Years	Two Months
421	0	0	Full	Two Years	Two Months
422	0	0	Full	Two Years	Two Months
423	0	0	Full	Two Years	Two Months
424	0	0	Full	Two Years	Two Months
425	0	0	Full	Two Years	Two Months
426	0	0	Full	Two Years	Two Months
427	0	0	Full	Two Years	Two Months
428	0	0	Full	Two Years	Two Months
429	1458.33	0	Full	Two Years	Two Months
430	0	0	Full	Two Years	Two Months
431	0	0	Full	Two Years	Two Months
432	0	0	Full	Two Years	Two Months
433	0	0	Full	Two Years	One Month
434	0	0	Full	Two Years	Two Months
435	0	0	Full	Two Years	Two Months
436	0	0	Full	Two Years	Two Months
437	0	0	Full	Two Years	Two Months
438	0	0	Full	Two Years	Two Months
439	0	0	Full	Two Years	Two Months
440	0	0	Full	Two Years	Two Months
441	0	0	Full	Two Years	Two Months
442	0	0	Full	Two Years	Two Months
443	0	0	Full	Two Years	Two Months
444	0	0	Full	Two Years	Two Months
445	0	0	Full	Two Years	Two Months
446	0	0	Full	Two Years	Two Months
447	0	0	Full	Two Years	Two Months
448	0	0	Full	Two Years	Two Months
449	0	0	Full	Two Years	Two Months
450	0	0	Full	Two Years	Two Months
451	0	0	Full	Two Years	Two Months
452	0	0	Full	Two Years	Two Months
453	0	0	Full	Two Years	Two Months
454	0	0	Full	Two Years	Two Months
455	0	0	Full	Two Years	Two Months
456	0	0	Full	Two Years	Two Months
457	0	0	Full	Two Years	Two Months
458	0	0	Full	Two Years	Two Months
459	0	0	Full	Two Years	Two Months
460	0	0	Full	Two Years	Two Months
461	0	0	Full	Two Years	Two Months
462	0	0	Full	Two Years	Two Months
463	0	0	Full	Two Years	Two Months
464	0	0	Full	Two Years	Two Months
465	0	0	Full	Two Years	Two Months
466	0	0	Full	Two Years	Two Months
467	0	0	Full	Two Years	Two Months
468	0	0	Full	Two Years	Two Months
469	0	0	Full	Two Years	Two Months
470	0	0	Full	Two Years	Two Months
471	0	0	Full	Two Years	Two Months
472	0	0	Full	Two Years	Two Months
473	0	0	Full	Two Years	Two Months
474	0	0	Full	Two Years	Two Months
475	0	0	Full	Two Years	Two Months
476	0	0	Full	Two Years	Two Months
477	0	0	Full	Two Years	Two Months
478	0	0	Full	Two Years	Two Months
479	0	0	Full	Two Years	Two Months
480	0	0	Full	Two Years	Two Months
481	0	0	Full	Two Years	Two Months
482	0	0	Full	Two Years	Two Months
483	0	0	Full	Two Years	Two Months
484	0	0	Full	Two Years	Two Months
485	0	0	Full	Two Years	Two Months
486	0	0	Full	Two Years	Two Months
487	0	0	Full	Two Years	Two Months
488	0	0	Full	Two Years	Two Months
489	0	0	Full	Two Years	Two Months
490	0	0	Full	Two Years	Two Months
491	0	0	Full	Two Years	Two Months
492	0	0	Full	Two Years	Two Months
493	0	0	Full	Two Years	Two Months
494	0	0	Full	Two Years	Two Months
495	0	0	Full	Two Years	Two Months
496	0	0	Full	Two Years	Two Months
497	0	0	Full	Two Years	Two Months
498	0	0	Full	Two Years	Two Months
499	0	0	Full	Two Years	Two Months
500	0	0	Full	Two Years	Two Months
501	0	0	Full	Two Years	Two Months
502	0	0	Full	Two Years	Two Months
503	0	0	Full	Two Years	Two Months
504	0	0	Full	Two Years	Two Months
505	0	0	Full	Two Years	Two Months
506	0	0	Full	Two Years	Two Months
507	0	0	Full	Two Years	Two Months
508	0	0	Full	Two Years	Two Months
509	0	0	Full	Two Years	Two Months
510	0	0	Full	Two Years	Two Months
511	0	0	Full	Two Years	Two Months

MERSID	Organization
1000200	PHH
1000383	RRAC/Cenlar
1000536	Prime Lending
1000634	EverBank
1001105	Fremont Bank
1002338	First Republic
1008498	Flagstar Bank, F.S.B.
1009229	Independent Bankcorp
9999999	Other

ASF RMBS DISCLOSURE PACKAGE

The American Securitization Forum is a broad-based professional forum through which participants in the U.S. securitization market advocate their common interests on important legal, regulatory and market practice issues. ASF members include over 380 firms, including issuers, investors, servicers, financial intermediaries, rating agencies, financial guarantors, legal and accounting firms, and other professional organizations involved in securitization transactions. The ASF also provides information, education and training on a range of securitization market issues and topics through industry conferences, seminars and similar initiatives. For more information about ASF, its members and activities, please go to www.americansecuritization.com.

Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes
1	Primary Servicer	The MERS Organization ID of the company that has or will have the right to service the loan.	General Information	Numeric – Integer	2351805	9(7)	Always	”9999999” if Unknown
2	Servicing Fee—Percentage	Aggregate monthly fee paid to all servicers, stated in decimal form.	General Information	Numeric - Decimal	0.0025	9.999999	Loans without flat-dollar servicing fees	>= 0 and < 1		Must be populated if Field 3 is Null
3	Servicing Fee—Flat-dollar	Aggregate monthly fee paid to all servicers, stated as a dollar amount.	General Information	Numeric – Decimal	7.5	9(3).99	Loans with flat-dollar servicing fees	>= 0 and <= 999		Must be populated if 2 is Null
4	Servicing Advance Methodology	The manner in which principal and/or interest are to be advanced by the servicer.	General Information	Numeric – Integer	2	99	Always	See Coding	1 = Scheduled Interest, Scheduled Principal 2 = Actual Interest, Actual Principal 3 = Scheduled Interest, Actual Principal 99 = Unknown
5	Originator	The MERS Organization ID of the entity that lends funds to the borrower and, in return, places a lien on the mortgage property as collateral.	General Information	Numeric – Integer	5938671	9(7)	Always	”9999999” if Unknown
6	Loan Group	Indicates the collateral group number in which the loan falls (for structures with multiple collateral groups). Use “1” if there is only one loan group.	General Information	Text	1A	XXXX	Always	“UNK” if Unknown
7	Loan Number	Unique National Mortgage Loan ID Number (Vendor TBD).	General Information	Numeric – Integer	TBD	TBD	Always	TBD		Details to be provided by Vendor
8	Amortization Type	Indicates whether the loan’s interest rate is fixed or adjustable (Hybrid ARMs are adjustable).	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Fixed 2 = Adjustable 99 = Unknown
9	Lien Position	A number indicating the loan’s lien position (1 = first lien, etc.).	Loan Type	Numeric – Integer	1	99	Always	>0	99 = Unknown
10	HELOC Indicator	Indicates whether the loan is a home equity line of credit.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
11	Loan Purpose	Indicates the purpose of the loan.	Loan Type	Numeric – Integer	9	99	Always	See Coding	See Appendix A
12	Cash Out Amount	For “Cash-out” loans (see Glossary): [NEW LOAN AMOUNT] – [PAID-OFF FIRST MORTGAGE LOAN AMOUNT] – [PAID-OFF SECOND MORTGAGE LOAN AMOUNT (if Second was used to purchase the property)] – [CLOSING COSTS].	Loan Type	Numeric – Decimal	72476.5	9(10).99	Always	>= 0
13	Total Origination and Discount Points (in dollars)	Amount paid to the lender to increase the lender’s effective yield and, in the case of discount points, to reduce the interest rate paid by the borrower.	Loan Type	Numeric – Decimal	5250	9(10).99	Always	>= 0		Typically Lines 801 and 802 of HUD Settlement Statement
14	Covered/High Cost Loan Indicator	Indicates whether the loan is categorized as “high cost” or “covered” according to state or federal statutes or regulations.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
15	Relocation Loan Indicator	Indicates whether the loan is part of a corporate relocation program.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
16	Broker Indicator	Indicates whether a broker took the application.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
17	Channel	Code indicating the source (channel) from which the Issuer obtained the mortgage loan.	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Retail 2 = Broker 3 = Correspondent Bulk 4 = Correspondent Flow with delegated underwriting 5 = Correspondent Flow without delegated underwriting 99 = Unknown
18	Escrow Indicator	Indicates whether various homeownership expenses are paid by the borrower directly or through an escrow account (as of securitization cut-off date).	Loan Type	Numeric – Integer	3	99	Always	See Coding	0 = No Escrows 1 = Taxes 2 = Insurance 3 = HOA dues 4 = Taxes and Insurance 5 = All 99 =Unknown
19	Senior Loan Amount(s)	For non-first mortgages, the sum of the balances of all associated senior mortgages at the time of origination of the subordinate lien.	Mortgage Lien Info	Numeric – Decimal	611004.25	9(10).99	If Lien Position > 1	>= 0
20	Loan Type of Most Senior Lien	For non-first mortgages, indicates whether the associated first mortgage is a Fixed, ARM, Hybrid, or negative amortization loan.	Mortgage Lien Info	Numeric – Integer	2	99	If Lien Position > 1	See Coding	1 = Fixed Rate 2 = ARM 3 = Hybrid 4 = Neg Am 99 = Unknown
21	Hybrid Period of Most Senior Lien (in months)	For non-first mortgages where the associated first mortgage is a hybrid ARM, the number of months remaining in the initial fixed interest rate period for the hybrid first mortgage.	Mortgage Lien Info	Numeric – Integer	23	999	If Lien Position > 1 AND the most senior lien is a hybrid ARM (see Field 20)	>= 0
22	Neg Am Limit of Most Senior Lien	For non-first mortgages where the associated first mortgage features negative amortization, the maximum percentage by which the negatively amortizing balance may increase (expressed as a proportion of the senior lien’s original balance).	Mortgage Lien Info	Numeric – Decimal	1.25	9.999999	If Lien Position > 1 AND the senior lien is Neg Am (see Field 20)	>= 1 and <= 2
23	Junior Mortgage Balance	For first mortgages with subordinate liens at the time of origination, the combined balance of the subordinate liens (if known).	Mortgage Lien Info	Numeric – Decimal	51775.12	9(10).99	If Lien Position = 1 and there is a 2nd lien on the subject property	>= 0		Subject to Regulatory Confirmation
24	Origination Date of Most Senior Lien	For non-first mortgages, the origination date of the associated first mortgage.	Mortgage Lien Info	Date	20090914	YYYYMMDD	If Lien Position > 1 and there is a 2nd lien on the subject property	“19010101” if unknown
25	Origination Date	The date of the Mortgage Note and Mortgage/Deed of Trust	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
26	Original Loan Amount	The dollar amount of the mortgage loan, as specified on the mortgage note at the time of the loan’s origination. For HELOCs, the maximum available line of credit.	Loan Term and Amortization Type	Numeric – Decimal	150000	9(10).99	Always	>0
27	Original Interest Rate	The original note rate as indicated on the mortgage note.	Loan Term and Amortization Type	Numeric – Decimal	0.0475	9.999999	Always	> 0 and <= 1
28	Original Amortization Term	The number of months in which the loan would be retired if the amortizing principal and interest payment were to be paid each month.	Loan Term and Amortization Type	Numeric – Integer	360	999	Always	>= 60
29	Original Term to Maturity	The initial number of months between loan origination and the loan maturity date, as specified on the mortgage note.	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>0	N/A
30	First Payment Date of Loan	The date of the first scheduled mortgage payment to be made by the borrower as specified on the mortgage note.	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown	N/A
31	Interest Type Indicator	Indicates whether the interest rate calculation method is simple or actuarial.	Loan Term and Amortization Type	Numeric – Integer	2	99	Always	See Coding	1= Simple 2 = Actuarial 99 = Unknown
32	Original Interest Only Term	Original interest-only term for a loan in months (including NegAm Loans).	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>= 0 and <= 240 Unknown = Blank; No Interest Only Term = 0
33	Buy Down Period	The total number of months during which any buy down is in effect, representing the accumulation of all buy down periods.	Loan Term and Amortization Type	Numeric – Integer	65	999	Always	>= 0 and <= 100 Unknown = Blank; No Buy Down = 0
34	HELOC Draw Period	The original number of months during which the borrower may draw funds against the HELOC account.	Loan Term and Amortization Type	Numeric – Integer	24	999	HELOCs Only	>= 12 and <= 120
35	Scheduled Loan Amount	Mortgage loan scheduled principal balance as of cut-off date. For HELOCs, the current drawn amount.	Loan Term and Amortization Type	Numeric – Decimal	248951.19	9(10).99	Always	>= 0
36	Current Interest Rate	The interest rate used to calculate the current P&I or I/O payment.	Loan Term and Amortization Type	Numeric – Decimal	0.05875	9.999999	Always	> 0 and <= 1
37	Current Payment Amount Due	Next Total Payment due to be collected (including principal, interest or both—but Exclude Escrow Amounts).	Loan Term and Amortization Type	Numeric – Decimal	1250.15	9(10).99	Always	> 0
38	Scheduled Interest Paid Through Date		Loan Term and Amortization Type	Date	20090429	YYYYMMDD	Always	“19010101” if unknown
39	Current Payment Status	Number of payments the borrower is past due as of the securitization cut-off date.	Loan Term and Amortization Type	Numeric – Integer	3	99	Always	>= 0
40	Index Type	Specifies the type of index to be used to determine the interest rate at each adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	18	99	ARMs Only	See Coding	See Appendix B
41	ARM Look-back Days	The number of days prior to the interest rate adjustment date to retrieve the index value.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	45	99	ARMs Only	>= 0 to <=99
42	Gross Margin	The percentage stated on the mortgage note representing the spread between the ARM Index value and the mortgage interest rate. The gross mortgage margin is added to the index value to establish a new gross interest rate in the manner prescribed on the mortgage note.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.03	9.999999	ARMs Only	>0 and <= 1
43	ARM Round Flag	An indicator of whether an adjusted interest rate is rounded to the next higher ARM round factor, to the next lower round factor, or to the nearest round factor.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	3	9	ARMs Only	See Coding	0 = No Rounding 1 = Up 2 = Down 3 = Nearest 99=Unknown
44	ARM Round Factor	The percentage to which an adjusted interest rate is to be rounded.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.0025 or 0.00125	9.999999	ARMs Only Where ARM Round Flag = 1, 2, or 3	>= 0 and < 1
45	Initial Fixed Rate Period	For hybrid ARMs, the period between the first payment date of the mortgage and the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	Hybrid ARMs Only	>= 1 to <=240
46	Initial Interest Rate Cap (Change Up)	The maximum percentage by which the mortgage note rate may increase at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
47	Initial Interest Rate Cap (Change Down)	The maximum percentage by which the mortgage note rate may decrease at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
48	Subsequent Interest Rate Reset Period	The number of months between subsequent rate adjustments.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	ARMs Only	>=0 and <= 120		0 = Loan does not adjust after initial reset
49	Subsequent Interest Rate (Change Down)	The maximum percentage by which the interest rate may decrease at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
50	Subsequent Interest Rate Cap (Change Up)	The maximum percentage by which the interest rate may increase at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
51	Lifetime Maximum Rate (Ceiling)	The maximum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.125	9.999999	ARMs Only	>= 0 and <= 1		=1 if no ceiling specified

52	Lifetime Minimum Rate (Floor)	The minimum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.015	9.999999	ARMs Only	>= 0 and <= 1		If no floor is specified enter the greater of the margin or 0.
53	Negative Amortization Limit	The maximum amount of negative amortization allowed before recast is required. (Expressed as a percentage of the original unpaid principal balance.)	Negative Amortization	Numeric – Decimal	1.25	9.999999	Negatively Amortizing ARMs Only	>=0, and <2
54	Initial Negative Amortization Recast Period	The number of months in which the payment is required to recast if the loan does not reach the prescribed maximum balance earlier.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing ARMs Only	>=0
55	Subsequent Negative Amortization Recast Period	The number of months after which the payment is required to recast AFTER the first recast period.	Negative Amortization	Numeric – Integer	48	999	Negatively Amortizing ARMs Only	>=0
56	Initial Fixed Payment Period	Number of months after origination during which the payment is fixed.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing Hybrid ARMs Only	>= 0 to <=120
57	Subsequent Payment Reset Period	Number of months between payment adjustments after first payment reset.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
58	Initial Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in the first period.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
59	Subsequent Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in one period after the initial cap.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
60	Initial Minimum Payment Reset Period	The maximum number of months a borrower can initially pay the minimum payment before a new minimum payment is determined.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
61	Subsequent Minimum Payment Reset Period	The maximum number of months (after the initial period) a borrower can pay the minimum payment before a new minimum payment is determined after the initial period.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
62	Option ARM Indicator	An indicator of whether the loan is an Option ARM.	Negative Amortization	Numeric – Integer	1	99	ARMs Only	See Coding	0 = No 1 = Yes 99 = Unknown
63	Options at Recast	The means of computing the lowest monthly payment available to the borrower after recast.	Option ARM	Numeric – Integer	2	99	Option ARMs Only	N/A	1= Fully amortizing 30 year 2= Fully amortizing 15 year 3=Fully amortizing 40 year 4 = Interest-Only 5 = Minimum Payment 99= Unknown
64	Initial Minimum Payment	The initial minimum payment the borrower is permitted to make.	Option ARM	Numeric – Decimal	879.52	99	Option ARMs Only	>=0
65	Current Minimum Payment	Current Minimum Payment (in dollars).	Negative Amortization	Numeric – Decimal	250	9(10).99	Option ARMs Only	>= 0
66	Prepayment Penalty Calculation	A description of how the prepayment penalty would be calculated during each phase of the prepayment penalty term.	Prepayment Penalties	Numeric – Integer	12	99	Always	See Coding	See Appendix C
67	Prepayment Penalty Type	• Hard: The prepayment penalty is incurred regardless of the reason the loan is prepaid in full. • Hybrid: The prepayment penalty can be characterized as hard for a certain amount of time and as soft during another period.	Prepayment Penalties	Numeric – Integer	1	99	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	See Coding	1 = Hard 2 = Soft 3 = Hybrid 99 = Unknown
68	Prepayment Penalty Total Term	The total number of months that the prepayment penalty may be in effect.	Prepayment Penalties	Numeric – Integer	60	999	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	>0 to <=120
69	Prepayment Penalty Hard Term	For hybrid prepayment penalties, the number of months during which a “hard” prepayment penalty applies.	Prepayment Penalties	Numeric – Integer	12	999	Loans with Hybrid Prepayment Penalties (i.e., loans for which Field 67 = “3”)	>= 0 to <=120
70	Primary Borrower ID	A lender-generated ID number for the primary borrower on the mortgage	Borrower	Numeric—Integer	123456789	999999999	Always	>0		Used to identify the number of times a single borrower appears in a given deal.
71	Number of Mortgaged Properties	The number of residential properties owned by the borrower that currently secure mortgage loans.	Borrower	Numeric – Integer	1	99	Always	> 0
72	Total Number of Borrowers	The number of Borrowers who are obligated to repay the mortgage note.	Borrower	Numeric – Integers	2	99	Always	> 0
73	Self-employment Flag	An indicator of whether the primary borrower is self-employed.	Borrower	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
74	Current ‘Other’ Monthly Payment	The aggregate of all payments pertaining to the subject property other than principal and interest (includes common charges, condo fees, T&I, HOA, etc.), whether escrowed or not.	Loan Term and Amortization Type	Numeric – Decimal	1789.25	9(10).99	Always	> 0
75	Length of Employment: Borrower	The number of years of service with the borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	Always	>=0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
76	Length of Employment: Co-Borrower	The number of years of service with the co-borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	If “Total Number of Borrowers” > 1	>= 0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
77	Years in Home	Length of time that the borrower has been at current address.	Borrower Qualification	Numeric – Decimal	14.5	99.99	Refinances of Primary Residences Only (Loan Purpose = 1, 2, 3, 4, 8 or 9)	> 0
78	FICO Model Used	Indicates whether the FICO score was calculated using the Classic, Classic 08, or Next Generation model.	Borrower Qualification	Numeric – Integer	1	99	If a FICO score was obtained	See Coding	1 = Classic 2 = Classic 08 3 = Next Generation 99 = Unknown
79	Most Recent FICO Date	Specifies the date on which the most recent FICO score was obtained	Borrower Qualification	Date	20090914	YYYYMMDD	If a FICO score was obtained	“19010101” if unknown		Issuers unable to Provide may Rep and Warrant that the FICO score used for underwriting was not more than 4 months old at the date of issuance.
80	Primary Wage Earner Original FICO: Equifax	Equifax FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
81	Primary Wage Earner Original FICO: Experian	Experian FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
82	Primary Wage Earner Original FICO: TransUnion	TransUnion FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
83	Secondary Wage Earner Original FICO: Equifax	Equifax FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
84	Secondary Wage Earner Original FICO: Experian	Experian FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
85	Secondary Wage Earner Original FICO: TransUnion	TransUnion FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
86	Most Recent Primary Borrower FICO	Most Recent Primary Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
87	Most Recent Co-Borrower FICO	Most Recent Co-Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
88	Most Recent FICO Method	Number of credit repositories used to update the FICO Score.	Borrower Qualification	Numeric – Integer	2	9	If a FICO score was obtained	>0
89	VantageScore: Primary Borrower	Credit Score for the Primary Borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a Vantage Credit Score was obtained	>= 501 and <= 990
90	VantageScore: Co-Borrower	Credit Score for the Co-borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a VantageScore was obtained AND “Total Number of Borrowers” > 1	>= 501 and <= 990
91	Most Recent VantageScore Method	Number of credit repositories used to update the Vantage Score.	Borrower Qualification	Numeric – Integer	2	9	If a Vantage Credit Score was obtained	>0
92	VantageScore Date	Date Vantage Credit Score was obtained.	Borrower Qualification	Date	20090914	YYYYMMDD	If a Vantage Credit Score was obtained	“19010101” if unknown
93	Credit Report: Longest Trade Line	The length of time in months that the oldest active trade line, installment or revolving, has been outstanding. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	999	999	Always	> =0		Subject to Regulatory Confirmation
94	Credit Report: Maximum Trade Line	The dollar amount for the trade line, installment or revolving, with the largest unpaid balance. For revolving lines of credit, e.g. credit card, the dollar amount reported should reflect the maximum amount of credit available under the credit line whether used or not. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Decimal	339420.19	9(10).99	Always	>=0		Subject to Regulatory Confirmation
95	Credit Report: Number of Trade Lines	A count of non-derogatory, currently open and active, consumer trade lines (installment or revolving) for the borrower. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	57	999	Always	>=0		Subject to Regulatory Confirmation
96	Credit Line Usage Ratio	Sum of credit balances divided by sum of total open credit available.	Borrower Qualification	Numeric – Decimal	0.27	9.999999	Always	>= 0 and <= 1		Subject to Regulatory Confirmation
97	Most Recent 12-month Pay History	String indicating the payment status per month listed from oldest to most recent.	Borrower Qualification	Text	77X123200001	X(12)	Always	See Coding	0 = Current 1 = 30-59 days delinquent 2 = 60-89 days delinquent 3 = 90-119 days delinquent 4 = 120+ days delinquent 5 = Foreclosure 6 = REO 7 = Loan did not exist in period X = Unavailable
98	Months Bankruptcy	Number of months since any borrower was discharged from bankruptcy. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program—have passed since most recent discharge from bankruptcy.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Bankruptcy	>= 0		Blank = Borrower is not known to have been in bankruptcy
99	Months Foreclosure	Number of months since foreclosure sale date. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program— have passed since most recent foreclosure.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Foreclosure	>= 0		Blank = Borrower is not known to have been in foreclosure
100	Primary Borrower Wage Income	Monthly base wage income for primary borrower.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
101	Co-Borrower Wage Income	Monthly base wage income for all other borrowers.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
102	Primary Borrower Other Income	Monthly Other (non-wage) income for primary borrower. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
103	Co-Borrower Other Income	Monthly Other (non-wage) income for all other borrowers. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
104	All Borrower Wage Income	Monthly income of all borrowers derived from base salary only.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
105	All Borrower Total Income	Monthly income of all borrowers derived from base salary, commission, tips and gratuities, overtime and bonuses, part-time or second-job earnings, alimony, child support, interest and dividend income, notes receivable, trust income, net rental income, retirement income, social security, veterans income, military income, foster care income, and self-employed income.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
106	4506-T Indicator	A yes/no indicator of whether a Transcript of Tax Return (received pursuant to the filing of IRS Form 4506-T) was obtained and considered.	Borrower Qualification	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
107	Borrower Income Verification Level
A code indicating the extent to which the borrower’s income has been verified:
Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)
Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA  (regardless of 4506 and tax transcripts)
			Borrower Qualification	Numeric – Integer	1	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
108	Co-Borrower Income Verification
A code indicating the extent to which the co-borrower’s income has been verified:

Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)

Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA  (regardless of 4506 and tax transcripts)
			Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
109	Borrower Employment Verification	A code indicating the extent to which the primary borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the borrower’s current employment.	Borrower Qualification	Numeric – Integer	2	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
110	Co-Borrower Employment Verification	A code indicating the extent to which the co-borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the co-borrower’s current employment.	Borrower Qualification	Numeric – Integer	1	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
111	Borrower Asset Verification	A code indicating the extent to which the primary borrower’s assets used to qualify the loan have been verified: Level 4 Verified = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	3	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
112	Co-Borrower Asset Verification	A code indicating the extent to which the co-borrower’s assets used to qualify the loan have been verified: Level 4 = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
113	Liquid / Cash Reserves	The actual dollar amount of remaining verified liquid assets after settlement. (This should not include cash out amount of subject loan.)	Borrower Qualification	Numeric – Decimal	3242.76	9(9).99	Always	>= 0
114	Monthly Debt All Borrowers	The aggregate monthly payment due on other debt (excluding only installment loans with fewer than 10 payments remaining and other real estate loans used to compute net rental income— which is added/subtracted in the income fields).	Borrower Qualification	Numeric – Decimal	3472.43	9(9).99	Always	>= 0
115	Originator DTI	Total Debt to income ratio used by the originator to qualify the loan.	Borrower Qualification	Numeric – Decimal	0.35	9.999999	Always	>= 0 and >= 1
116	Fully Indexed Rate	The fully indexed interest rate as of securitization cut-off.	Borrower Qualification	Numeric – Decimal	0.0975	9.999999	ARMs Only	>= 0 and >= 1
117	Qualification Method	Type of mortgage payment used to qualify the borrower for the loan.	Borrower Qualification	Numeric – Integer	3	99	Always	See Coding	1 = Start Rate 2 = First Year Cap Rate 3 = I/O Amount 4 = Fully Indexed 5 = Min Payment 98 = Other 99 = Unknown
118	Percentage of Down Payment from Borrower Own Funds	Include only borrower funds, do not include any gift or borrowed funds. (Issuers may provide the actual percentage for each loan, or the guideline percentage and note departure concentration on the transaction summary.)	Borrower Qualification	Numeric – Decimal	0.5	9.999999	Purchase Loans Only	>= 0 and >= 1
119	City	The name of the city.	Subject Property	Text	New York	X(45)	Always	Unk=Unknown
120	State	The name of the state as a 2-digit Abbreviation.	Subject Property	Text	NY	XX	Always	See Coding	See Appendix H
121	Postal Code	The postal code (zip code in the US) where the subject property is located.	Subject Property	Text	10022	X(5)	Always	Unk=Unknown
122	Property Type	Specifies the type of property being used to secure the loan.	Subject Property	Numeric – Integer	11	99	Always	See Coding	See Appendix D
123	Occupancy	Specifies the property occupancy status (e.g., owner-occupied, investment property, second home, etc.).	Subject Property	Numeric – Integer	4	9	Always	See Coding	See Appendix E
124	Sales Price	The negotiated price of a given property between the buyer and seller.	Subject Property	Numeric – Decimal	450000.23	9(10).99	Purchase Loans Only	> 0
125	Original Appraised Property Value	The appraised value of the property used to approve the loan.	Subject Property	Numeric – Decimal	550000.23	9(10).99	Always	> 0
126	Original Property Valuation Type	Specifies the method by which the property value (at the time of underwriting) was reported.	Subject Property	Numeric – Integer	8	99	Always	See Coding	See Appendix F
127	Original Property Valuation Date	Specifies the date on which the original property value (at the time of underwriting) was reported. (Issuers unable to provide may Rep and Warrant that the appraisal used for underwriting was not more than x days old at time of loan closing.)	Subject Property	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
128	Original Automated Valuation Model (AVM) Model Name	The name of the AVM Vendor if an AVM was used to determine the original property valuation.	Subject Property	Numeric – Integer	1	99	Always	See Appendix I	See Appendix I
129	Original AVM Confidence Score	The confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.74	9.999999	If AVM Model Name (Field 127) > 0	>= 0 to <= 1
130	Most Recent Property Value[1]	If a valuation was obtained subsequent to the valuation used to calculate LTV, the most recent property value.	Subject Property	Numeric – Decimal	500000	9(10).99	If updated value was obtained subsequent to loan approval	> 0
131	Most Recent Property Valuation Type	If an additional property valuation was obtained after the valuation used for underwriting purposes, the method by which the property value was reported.	Subject Property	Numeric – Integer	6	9	If updated value was obtained subsequent to loan approval	See Coding	See Appendix F
132	Most Recent Property Valuation Date	Specifies the date on which the updated property value was reported.	Subject Property	Date	20090914	YYYYMMDD	If updated value was obtained subsequent to loan approval	“19010101” if unknown
133	Most Recent AVM Model Name	The name of the AVM Vendor if an AVM was used to determine the updated property valuation.	Subject Property	Numeric – Integer	19	99	If updated value was obtained subsequent to loan approval	See Coding	See Appendix I
134	Most Recent AVM Confidence Score	If AVM used to determine the updated property valuation, the confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.85	9.999999	If “Most Recent AVM Model Name” > 0	>= 0 to <= 1
135	Original CLTV	The ratio obtained by dividing the amount of all known outstanding mortgage liens on a property at origination by the lesser of the appraised value or the sales price.	Loan-to-Value (LTV)	Numeric – Decimal	0.96	9.999999	Always	>= 0 and <= 1.5
136	Original LTV	The ratio obtained by dividing the original mortgage loan amount on the note date by the lesser of the mortgaged property’s appraised value on the note date or its purchase price.	Loan-to-Value (LTV)	Numeric – Decimal	0.8	9.999999	Always	>= 0 and <= 1.25
137	Original Pledged Assets	The total value of assets pledged as collateral for the loan at the time of origination. Pledged assets may include cash or marketable securities.	Loan-to-Value (LTV)	Numeric – Decimal	75000	9(10).99	Always	>=0
138	Mortgage Insurance Company Name	The name of the entity providing mortgage insurance for a loan.	Mortgage Insurance	Numeric – Integer	3	99	Always	See Coding	See Appendix G
139	Mortgage Insurance Percent	Mortgage Insurance coverage percentage.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	“Mortgage Insurance Company Name” > 0	>= 0 to <= 1
140	MI: Lender or Borrower Paid?	An indicator of whether mortgage insurance is paid by the borrower or the lender.	Mortgage Insurance	Numeric – Integer	1	99	“Mortgage Insurance Company Name” > 0	See Coding	1 = Borrower-Paid 2 = Lender- Paid 99 = Unknown
141	Pool Insurance Co. Name	Name of pool insurance provider.	Mortgage Insurance	Numeric – Integer	8	99	Always	See Coding	See Appendix G
142	Pool Insurance Stop Loss %	The aggregate amount that a pool insurer will pay, calculated as a percentage of the pool balance.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	Pool MI Company > 0	>= 0 to <= 1
143	MI Certificate Number	The unique number assigned to each individual loan insured under an MI policy.	Mortgage Insurance	Text	123456789G	X(20)	MI Company > 0	UNK = Unknown
144	Updated DTI (Front-end)	Updated front-end DTI ratio (total monthly housing expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
145	Updated DTI (Back-end)	Updated back-end DTI ratio (total monthly debt expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
146	Modification Effective Payment Date	Date of first payment due post modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
147	Total Capitalized Amount	Amount added to the principal balance of a loan due to the modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
148	Total Deferred Amount	Any non-interest-bearing deferred amount (e.g., principal, interest and fees).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
149	Pre-Modification Interest (Note) Rate	Scheduled Interest Rate Of The Loan Immediately Preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.075	9.999999	Modified Loans Only	>= 0 to <= 1
150	Pre-Modification P&I Payment	Scheduled Total Principal And Interest Payment Amount Preceding The Modification Effective Payment Date – or if servicer is no longer advancing P&I, the payment that would be in effect if the loan were current.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	2310.57	9(10).99	Modified Loans Only	> 0
151	Pre-Modification Initial Interest Rate Change Downward Cap	Maximum amount the rate can adjust downward on the first interest rate adjustment date (prior to modification) – Only provide if the rate floor is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
152	Pre-Modification Subsequent Interest Rate Cap	Maximum increment the rate can adjust upward AFTER the initial rate adjustment (prior to modification) – Only provide if the Cap is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
153	Pre-Modification Next Interest Rate Change Date	Next Interest Reset Date Under The Original Terms Of The Loan (one month prior to new payment due date).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
154	Pre-Modification I/O Term	Interest Only Term (in months) preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	36	999	Modified Loans Only	>= 0 to <= 120
155	Forgiven Principal Amount	The sum total of all principal balance reductions (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
156	Forgiven Interest Amount	The sum total of all interest incurred and forgiven (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
157	Number of Modifications	The number of times the loan has been modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	1	9	Modified Loans Only	>= 0
MH-1	Real Estate Interest	Indicates whether the property on which the manufactured home is situated is owned outright or subject to the terms of a short- or long-term lease. (A long-term lease is defined as a lease whose term is greater than or equal to the loan term.)	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Owned 2 = Short-term lease 3 = Long-term lease 99 = Unavailable
MH-2	Community Ownership Structure	If the manufactured home is situated in a community, a means of classifying ownership of the community.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Public Institutional 2 = Public Non-Institutional 3 = Private Institutional 4 = Private Non-Institutional 5 = HOA-Owned 6 = Non-Community 99 = Unavailable
MH-3	Year of Manufacture	The year in which the home was manufactured (Model Year — YYYY Format). Required only in cases where a full appraisal is not provided.	Manufactured Housing	Numeric – Integer	2006	YYYY	Manufactured Housing Loans Only	1901 = Unavailable
MH-4	HUD Code Compliance Indicator (Y/N)	Indicates whether the home was constructed in accordance with the 1976 HUD code. In general, homes manufactured after 1976 comply with this code.	Manufactured Housing	Numeric – Integer	1	9	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-5	Gross Manufacturer’s Invoice Price	The total amount that appears on the manufacturer’s invoice (typically includes intangible costs such as transportation, association, on-site setup, service and warranty costs, taxes, dealer incentives, and other fees).	Manufactured Housing	Numeric – Decimal	72570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-6	LTI (Loan-to-Invoice) Gross	The ratio of the loan amount divided by the Gross Manufacturer’s Invoice Price (Field MH-5).	Manufactured Housing	Numeric – Decimal	0.75	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-7	Net Manufacturer’s Invoice Price	The Gross Manufacturer’s Invoice Price (Field MH-5) minus intangible costs, including: transportation, association, on-site setup, service, and warranty costs, taxes, dealer incentives, and other fees.	Manufactured Housing	Numeric – Decimal	61570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-8	LTI (Net)	The ratio of the loan amount divided by the Net Manufacturer’s Invoice Price (Field MH-7).	Manufactured Housing	Numeric – Decimal	0.62	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-9	Manufacturer Name	The manufacturer of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“XYZ Corp”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Manufacturer name in double quotation marks
MH-10	Model Name	The model name of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“DX5-916-X”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Model name in double quotation marks
MH-11	Down Payment Source	An indicator of the source of the down payment used by the borrower to acquire the property and qualify for the mortgage.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Codes	1 = Cash 2 = Proceeds from trade in 3 = Land in Lieu 4 = Other 99 = Unavailable
MH-12	Community/Related Party Lender (Y/N)	An indicator of whether the loan was made by the community owner, an affiliate of the community owner or the owner of the real estate upon which the collateral is located.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-13	Defined Underwriting Criteria (Y/N)	An indicator of whether the loan was made in accordance with a defined and/or standardized set of underwriting criteria.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-14	Chattel Indicator	An Indicator of whether the secured property is classified as chattel or Real Estate.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = Real Estate 1 = Chattel 99 = Unavailable